                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
                                       Officer, BlackRock Variable Series Funds,
                                       Inc., 800 Scudders Mill Road, Plainsboro,
                                       NJ, 08536. Mailing address: P.O. Box
                                       9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

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       BLACKROCK VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------



                                                                   Annual Report
                                                               December 31, 2006

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BLACKROCK VARIABLE SERIES FUNDS, INC.
A Letter to Shareholders
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------
                                      6-month   12-month
--------------------------------------------------------
U.S. equities (Standard & Poor's 500
  Index)............................  +12.74%    +15.79%
Small cap U.S. equities (Russell
  2000 Index).......................   +9.38     +18.37
International equities (MSCI Europe,
  Australasia, Far East Index)......  +14.69     +26.34
Fixed income (Lehman Brothers
  Aggregate Bond Index).............   +5.09      +4.33
Tax-exempt fixed income (Lehman
  Brothers Municipal Bond Index)....   +4.55      +4.84
High yield bonds (Credit Suisse High
  Yield Index)......................   +8.14     +11.92
--------------------------------------------------------

  After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

  Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

  Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted early in the year and remained inverted for much of 2006. The 10-year Treasury yield remained in the 4.5%-5% range most of the year and ended December at 4.71%, well below the federal funds rate.

  As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, including our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at WWW.BLACKROCK.COM/FUNDS. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Director

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       BLACKROCK BALANCED CAPITAL V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided strong absolute and relative returns for the fiscal year, benefiting from favorable asset allocation and outperformance within the equity portfolio.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Balanced Capital V.I. Fund's (formerly Mercury American Balanced V.I. Fund's) Class I Shares had a total return of +15.14%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +15.79%, the benchmark Lehman Brothers Aggregate Bond Index returned +4.33%, and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +10.41%. (Funds in this Lipper category maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

  Despite substantial uncertainty and volatility, stock prices posted handsome gains for the 12 months ended December 31, 2006. Changing investor perceptions over the pace of economic growth, intensity of inflationary pressures, direction of Federal Reserve Board (the Fed) monetary policy, appropriate level of commodity prices and outlook for corporate profits were the primary market drivers during the year. Ultimately, investors concluded that the expected cessation of interest rate increases by the Fed and the significant decline in energy prices would foster a more hospitable environment for equities. The value style of investing continued to outpace the growth style of investing and smaller-capitalization companies outperformed their larger brethren, though all major style and capitalization categories posted positive returns for the year. Gains in the fixed income market were more muted, with most of the positive performance realized in the September quarter when bond investors began to react favorably to the expected slowdown in economic growth and change in Fed policy.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Asset allocation was favorable and equities substantially exceeded their benchmark return while bonds slightly underperformed their benchmark. Within the equity portfolio, good stock selection in the information technology sector was the primary driver of the outperformance, led by better than 30% returns from positions in CommScope, Inc., Cisco Systems, Inc. and Accenture Ltd. and by having only a small position in Intel Corp., which declined more than 10% for the year. Good stock selection in the consumer discretionary sector further aided performance, led by solid gains from positions in McDonald's Corp., Limited Brands and Comcast Corp. Our underweight position and good stock selection in the health care sector, the market's weakest-performing sector for the year, also contributed to results, led by a near 25% gain in our holding in Baxter International, Inc. and our avoidance of Amgen, Inc. and UnitedHealth Group, Inc., each of which declined more than 13% for the year. These areas of outperformance more than offset relative weakness in the energy sector, where poor stock selection detracted from results. This was largely due to our owning only a small position in Exxon Mobil Corp., which rose almost 40%, and not owning any shares of Chevron Corp., which rose 34%. Our underweight position in telecommunications, the market's strongest-performing sector for the year, also impaired performance. In particular, we missed an 80% advance in the shares of BellSouth Corp.

  The performance of the fixed income portfolio was influenced by our duration profile, yield curve strategy and sector allocation decisions. We actively adjusted the portfolio's duration profile throughout the year based on our assessment of interest rate direction, with mixed results. In terms of specific fixed income sectors, our underweight position in corporate bonds and mortgages, coupled with an overweight in structured products for much of the year, benefited performance.

--------------------------------------------------------------------------------

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to adjust our holdings over the year in response to ongoing market volatility. Within the equity portfolio, we further repositioned our technology holdings, reducing positions in Cisco Systems, Applied Materials, Inc. and Microsoft Corp., eliminating CommScope, Citrix Systems, Inc. and Intel, adding to existing positions in Hewlett-Packard Co., Electronic Arts, Inc. and Symantec Corp., and introducing Juniper Networks, Inc., Sun Microsystems, Inc. and Yahoo! Inc. to the portfolio. We reduced the size of our Cisco holding after a 60% gain in 2006 and sold our position in Commscope after a near-doubling in the stock price over the past 24 months. We trimmed our holding in Applied Materials based on our expectation for a near-term peak in the company's pace of order activity. We sold Intel due to its weakening competitive position and deteriorating profit margins. At Hewlett-Packard, fundamentals continue to improve while valuation remains very attractive. Juniper declined 20% on the day of the company's fourth quarter earnings announcement, affording us an attractive buying opportunity. Sun Microsystems has spent the better part of five years reengineering its core product line and is now poised to regain market share and reverse a multiyear profit drought. At video game manufacturer Electronic Arts, we are attracted by the company's No. 1 market share position and the recent video game console upgrade cycle as Microsoft, Sony and Nintendo have all launched next-generation platforms. Finally, we believe Yahoo! represents an attractive value after a 35% stock price decline, affording us a reasonably priced way to invest in the rapid growth of Internet advertising.

  In other sectors, we established more substantial positions in two reinsurance companies, Endurance Specialty Holdings Ltd. and RenaissanceRe Holdings Ltd., as the market outlook for property and casualty insurers improved dramatically over the past year. We trimmed exposure to the media sector, reducing our position in Walt Disney Co. while eliminating Interpublic Group of Cos., Inc. and Viacom, Inc. from the portfolio. The long-awaited turnaround for global advertising agency Interpublic Group continues to be reduced in magnitude and delayed in timing, suggesting that significant progress is unlikely to occur within a reasonable investment time horizon. At Viacom, the sudden firing of the CEO prompted us to revaluate our investment position. We reduced our position in Raytheon Co. and eliminated Northrop Grumman Corp. from the portfolio on concern about a slowing pace of defense budget growth and increasing pressures on program pricing. We sold our position in Sara Lee Corp. and reinvested the proceeds to expand existing positions in Unilever NV and Cadbury Schweppes Plc, where we believe fundamental trends are more robust. We added to selected industrial holdings like Textron, Inc. and 3M Co. on weakness, as we believe their stock prices fail to capture these companies' favorable prospects.

  A new management team assumed responsibility for the Fund's fixed income portfolio in the fourth quarter and, at that time, shifted the portfolio's duration from long to short versus the benchmark. This is consistent with the team's view that the Fed is likely to remain on hold rather than cut interest rates as markets had been anticipating. Also in the fixed income portfolio, exposure to spread sectors was refined throughout the year in an effort to enhance portfolio yield without incurring excessive risk. For the most part, high-quality spread sectors, particularly commercial mortgage-backed securities and asset-backed securities, were favored.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At year-end, 71.4% of the portfolio's total investments was invested in equities, 25.3% in fixed income securities and 3.3% in cash equivalents. While we continue to anticipate a constructive environment for equities, we are increasingly concerned that the recent sharp gain in the market has more than amply discounted expectations for slower economic growth, declining inflation, stable interest rates and continued strong corporate earnings. Should any of these conditions fail to be met,

--------------------------------------------------------------------------------

however, much of the recent advance could be unwound. With this in mind, we continue to tread cautiously, concentrating on limiting our downside risks while being opportunistic on stocks that meet our fundamental and valuation criteria. Meanwhile, as we have seen interest rates decline, the yield curve invert and spreads compress, bonds have become a relatively less attractive investment alternative. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Keith Anderson
Fixed Income Portfolio Manager

January 22, 2007
---------------------------------------------------------
Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Fund's fixed income portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income, a member of the firm's Executive and Management Committees and Chairman of the Investment Strategy Group. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.
---------------------------------------------------------

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                  BLACKROCK BALANCED
                                              CAPITAL V.I. FUND+--CLASS I                                    LEHMAN BROTHERS
                                                        SHARES*                  S&P 500 INDEX++         AGGREGATE BOND INDEX+++
                                              ---------------------------        ---------------         -----------------------
12/96                                                    10000                        10000                       10000
12/97                                                    11711                        13336                       10965
12/98                                                    13299                        17148                       11918
12/99                                                    14459                        20756                       11820
12/00                                                    14216                        18866                       13194
12/01                                                    13165                        16624                       14308
12/02                                                    11365                        12950                       15776
12/03                                                    13813                        16664                       16423
12/04                                                    15011                        18478                       17136
12/05                                                    15631                        19385                       17552
12/06                                                    17998                        22447                       18313

                                        BLACKROCK BALANCED      BLACKROCK BALANCED                             LEHMAN BROTHERS
                                       CAPITAL V.I. FUND+--   CAPITAL V.I. FUND+--                             AGGREGATE BOND
                                         CLASS III SHARES*       CLASS II SHARES*       S&P 500 INDEX++            INDEX+++
                                       ---------------------   --------------------     ---------------        ---------------
9/30/04**                                      10000                  10000                  10000                  10000
12/04                                          10677                  10677                  10923                  10095
12/05                                          11118                  11118                  11460                  10341
12/06                                          12776                  12776                  13270                  10789

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**   Commencement of Operations.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +15.14%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 6.45
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         + 6.05
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +14.91%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +11.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +14.91%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                              11.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +11.28%        +15.14%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +11.14         +14.91
-----------------------------------------------------------------------------------------
Class III Shares*                                                +11.14         +14.91
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +12.74         +15.79
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          + 5.09         + 4.33
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
Past results shown should not be considered a representation of future performance.
S&P 500 is a registered trademark of the McGraw-Hill Companies.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,112.80             $3.90
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,111.40             $4.84
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,111.40             $5.11
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.21             $3.73
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.31             $4.63
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.06             $4.89
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.74% for Class I, .92% for Class II and .97% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .89% and .99%, the actual expenses paid would have been approximately $4.68 and $5.21, and the hypothetical expenses paid would have been approximately $4.48 and $4.99 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Common Stocks...............................................        71.2%
U.S. Government Agency Mortgage-Backed Securities...........        10.4
Non-Government Agency Mortgage-Backed Securities............         4.8
Corporate Bonds.............................................         4.5
Asset-Backed Securities.....................................         2.6
U.S. Government Obligations.................................         1.7
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...........         1.2
Preferred Securities........................................         0.2
Foreign Government Obligations..............................         0.1
Other*......................................................         3.3
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and options.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc. .................................    5,069,245       114,936        103,185
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc. .................................    5,034,823       147,464        105,079
---------------------------------------------------------------------------------------------------------

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                      VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.3%                   14,000       Honeywell International, Inc. ................  $   633,360
                                            12,500       Raytheon Co. .................................      660,000
                                            14,000       United Technologies Corp. ....................      875,280
                                                                                                         -----------
                                                                                                           2,168,640
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%                            6,000       Harley-Davidson, Inc. ........................      422,820
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.9%                             12,500       Anheuser-Busch Cos., Inc. ....................      615,000
                                            31,000       Coca-Cola Enterprises, Inc. ..................      633,020
                                                                                                         -----------
                                                                                                           1,248,020
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.2%                     27,500       Masco Corp. ..................................      821,425
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.2%                        6,500       Legg Mason, Inc. .............................      617,825
                                            25,000       Mellon Financial Corp. .......................    1,053,750
                                            14,000       Morgan Stanley................................    1,140,020
                                                                                                         -----------
                                                                                                           2,811,595
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%                             20,000       E.I. du Pont de Nemours & Co. ................      974,200
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.5%                      28,000       Wells Fargo & Co. ............................      995,680
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.6%              40,000       Cisco Systems, Inc.(h)........................    1,093,200
                                            35,000       Juniper Networks, Inc.(h).....................      662,900
                                                                                                         -----------
                                                                                                           1,756,100
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.5%               22,500       Hewlett-Packard Co. ..........................      926,775
                                             9,500       International Business Machines Corp. ........      922,925
                                            92,500       Sun Microsystems, Inc.(h).....................      501,350
                                                                                                         -----------
                                                                                                           2,351,050
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.2%        21,500       Citigroup, Inc. ..............................    1,197,550
                                            20,000       JPMorgan Chase & Co. .........................      966,000
                                                                                                         -----------
                                                                                                           2,163,550
--------------------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES--2.2%                              18,500       AT&T, Inc. ...................................      661,375
                                            22,000       Verizon Communications, Inc. .................      819,280
                                                                                                         -----------
                                                                                                           1,480,655
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%           10,000       GlobalSantaFe Corp. ..........................      587,800
                                             6,000       Schlumberger Ltd. ............................      378,960
                                            15,500       Weatherford International Ltd.(h).............      647,745
                                                                                                         -----------
                                                                                                           1,614,505
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--4.7%                         19,000       Cadbury Schweppes Plc(a)......................      815,670
                                             8,500       General Mills, Inc. ..........................      489,600
                                             3,100       Nestle SA Registered Shares...................    1,101,600
                                            27,000       Unilever NV(a)................................      735,750
                                                                                                         -----------
                                                                                                           3,142,620
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%      25,500       Baxter International, Inc. ...................    1,182,945
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.6%       9,000       AmerisourceBergen Corp. ......................      404,640
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.8%         27,500       McDonald's Corp. .............................    1,219,075
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%                     6,000       Sony Corp.(a).................................      256,980
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%                    18,000       Kimberly-Clark Corp. .........................    1,223,100
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.3%                           22,500       Accenture Ltd. Class A........................      830,925
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.7%               7,750       3M Co. .......................................      603,958
                                            31,000       General Electric Co. .........................    1,153,510
                                            12,500       Textron, Inc. ................................    1,172,125
                                            28,000       Tyco International Ltd. ......................      851,200
                                                                                                         -----------
                                                                                                           3,780,793
--------------------------------------------------------------------------------------------------------------------
INSURANCE--7.4%                             20,000       ACE Ltd. .....................................    1,211,400
                                            17,000       American International Group, Inc. ...........    1,218,220
                                            15,000       Endurance Specialty Holdings Ltd. ............      548,700

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                      VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE (CONCLUDED)
                                            18,500       Genworth Financial, Inc. Class A..............  $   632,885
                                            10,000       Prudential Financial, Inc. ...................      858,600
                                             8,000       RenaissanceRe Holdings Ltd. ..................      480,000
                                                                                                         -----------
                                                                                                           4,949,805
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.9%          23,500       Yahoo! Inc.(h)................................      600,190
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                             15,000       Dover Corp. ..................................      735,300
--------------------------------------------------------------------------------------------------------------------
MEDIA--2.1%                                  9,250       CBS Corp. Class B.............................      288,415
                                            15,000       Comcast Corp. Special Class A(h)..............      628,200
                                             1,250       Idearc, Inc.(h)...............................       35,813
                                            12,500       Walt Disney Co. ..............................      428,375
                                                                                                         -----------
                                                                                                           1,380,803
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.9%                       19,500       Alcoa, Inc. ..................................      585,195
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.7%           12,000       Devon Energy Corp. ...........................      804,960
                                             8,000       EnCana Corp. .................................      367,600
                                             7,500       Exxon Mobil Corp. ............................      574,725
                                            18,500       Murphy Oil Corp. .............................      940,725
                                             6,000       Total SA(a)...................................      431,520
                                                                                                         -----------
                                                                                                           3,119,530
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.5%               10,000       International Paper Co. ......................      341,000
                                            14,000       MeadWestvaco Corp. ...........................      420,840
                                             3,000       Weyerhaeuser Co. .............................      211,950
                                                                                                         -----------
                                                                                                             973,790
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.9%                       10,000       GlaxoSmithKline Plc(a)........................      527,600
                                             9,500       Pfizer, Inc. .................................      246,050
                                            29,000       Schering-Plough Corp. ........................      685,560
                                            23,000       Wyeth.........................................    1,171,160
                                                                                                         -----------
                                                                                                           2,630,370
--------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--1.2%                             20,000       Applied Materials, Inc. ......................      369,000
                                            18,500       Intersil Corp. Class A........................      442,520
                                                                                                         -----------
                                                                                                             811,520
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.4%                               8,000       Electronic Arts, Inc.(h)......................      402,880
                                            15,000       Microsoft Corp. ..............................      447,900
                                            35,000       Symantec Corp.(h).............................      729,750
                                                                                                         -----------
                                                                                                           1,580,530
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.6%                      30,000       Limited Brands................................      868,200
                                             4,500       Office Depot, Inc.(h).........................      171,765
                                                                                                         -----------
                                                                                                           1,039,965
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         (COST--$38,378,209)--73.9%....................   49,256,316
--------------------------------------------------------------------------------------------------------------------
                                                                      PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                            FACE
                                           AMOUNT                        CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.0%                   $  30,000       BAC Capital Trust VI, 5.625% due 3/08/2035....       28,399
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL CAPITAL TRUSTS
                                                         (COST--$29,772)--0.0%.........................       28,399
--------------------------------------------------------------------------------------------------------------------
                                             SHARES
                                               HELD                     PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.2%             1,900       Fannie Mae Series O, 7%.......................      101,294
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL PREFERRED STOCKS
                                                         (COST--$105,688)--0.2%........................      101,294
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL PREFERRED SECURITIES
                                                         (COST--$135,460)--0.2%........................      129,693
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                                    FIXED INCOME SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                               FACE
               INDUSTRY                      AMOUNT                     CORPORATE BONDS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.0%                $  30,000       Honeywell International, Inc., 5.70% due
                                                           3/15/2036...................................  $    29,828
                                             5,000       Raytheon Co., 8.30% due 3/01/2010.............        5,428
                                                                                                         -----------
                                                                                                              35,256
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                              22,052       American Airlines, Inc. Series 2003-1, 3.857%
                                                           due 1/09/2012...............................       21,402
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%                     10,000       Momentive Performance Materials, Inc., 10.125%
                                                           due 12/01/2014(b)...........................       10,050
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.5%                      55,000       Barclays Bank Plc, 8.55%(b)(g)................       61,548
                                            50,000       Corporacion Andina de Fomento, 6.875% due
                                                           3/15/2012...................................       53,171
                                           200,000       Eksportfinans A/S, 5.125% due 10/26/2011......      200,246
                                                                                                         -----------
                                                                                                             314,965
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%                     165,000       HSBC Finance Corp., 6.50% due 11/15/2008......      168,669
                                            30,000       MBNA Corp., 4.625% due 9/15/2008..............       29,643
                                                                                                         -----------
                                                                                                             198,312
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.0%        65,000       Bank of America Corp., 4.875% due 9/15/2012...       63,701
                                            90,000       Citigroup, Inc., 5.625% due 8/27/2012.........       91,302
                                            25,000       JPMorgan Chase & Co., 4.891% due
                                                           9/01/2015(c)................................       24,497
                                           500,000       Sigma Finance Corp., 7.364% due
                                                           3/31/2014(c)(d).............................      501,671
                                                                                                         -----------
                                                                                                             681,171
--------------------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES--0.4%                              45,000       AT&T, Inc., 6.45% due 6/15/2034...............       45,667
                                            35,000       BellSouth Corp., 6% due 11/15/2034............       33,604
                                            25,000       Deutsche Telekom International Finance BV,
                                                           8.25% due 6/15/2030.........................       30,734
                                            50,000       GTE Corp., 6.84% due 4/15/2018................       53,155
                                            50,000       TELUS Corp., 7.50% due 6/01/2007..............       50,370
                                            35,000       Telecom Italia Capital SA, 6% due 9/30/2034...       31,744
                                                                                                         -----------
                                                                                                             245,274
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.2%                    15,000       Jersey Central Power & Light Co., 6.40% due
                                                           5/15/2036...................................       15,578
                                            30,000       Progress Energy, Inc., 5.625% due 1/15/2016...       29,930
                                            40,000       Public Service Co. of New Mexico, 4.40% due
                                                           9/15/2008...................................       39,267
                                            40,000       Sierra Pacific Power Co., 6% due 5/15/2016....       40,087
                                            36,000       Southern California Edison Co., 5.625% due
                                                           2/01/2036...................................       34,848
                                                                                                         -----------
                                                                                                             159,710
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.0%           25,000       Weatherford International Ltd., 5.50% due
                                                           2/15/2016...................................       24,284
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                         40,000       Panhandle Eastern Pipe Line Series B, 2.75%
                                                           due 3/15/2007...............................       39,764
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.0%      25,000       UnitedHealth Group, Inc., 5.80% due
                                                           3/15/2036...................................       24,583
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%              40,000       Hutchison Whampoa International (03/33) Ltd.,
                                                           7.45% due 11/24/2033(b).....................       46,121
--------------------------------------------------------------------------------------------------------------------
INSURANCE--0.1%                             45,000       Metlife, Inc., 6.40% due 12/15/2036(c)........       45,207
--------------------------------------------------------------------------------------------------------------------
MEDIA--0.6%
                                                         Comcast Corp.:
                                            50,000         5.85% due 1/15/2010.........................       50,698
                                            50,000         6.50% due 1/15/2017.........................       52,176
                                            30,000       Cox Communications, Inc., 7.125% due
                                                           10/01/2012..................................       31,982
                                            15,000       Idearc, Inc., 8% due 11/15/2016(b)............       15,225

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                               FACE
INDUSTRY                                     AMOUNT                     CORPORATE BONDS                     VALUE
--------------------------------------------------------------------------------------------------------------------
MEDIA (CONCLUDED)
                                                         News America, Inc.:
                                         $  40,000         6.40% due 12/15/2035........................  $    39,737
                                            85,000         6.75% due 1/09/2038.........................       90,392
                                            85,000       Time Warner Companies, Inc., 9.125% due
                                                           1/15/2013...................................       99,024
                                                                                                         -----------
                                                                                                             379,234
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.0%                       10,000       Ameren Corp., 4.263% due 5/15/2007............        9,948
                                            20,000       Xcel Energy, Inc., 6.50% due 7/01/2036........       21,131
                                                                                                         -----------
                                                                                                              31,079
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%                    40,000       Xerox Corp., 6.40% due 3/15/2016..............       40,850
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--0.6%           25,000       Colonial Pipeline Co., 7.63% due
                                                           4/15/2032(b)................................       31,045
                                            30,000       Consolidated Natural Gas Co., 5% due
                                                           12/01/2014..................................       28,846
                                            83,600       Kern River Funding Corp., 4.893% due
                                                           4/30/2018(b)................................       81,159
                                            60,000       Motiva Enterprises LLC, 5.20% due
                                                           9/15/2012(b)................................       59,248
                                            45,000       Northwest Pipeline Corp., 7% due 6/15/2016....       47,025
                                           150,000       Pemex Project Funding Master Trust, 6.66% due
                                                           6/15/2010(b)(c).............................      153,975
                                            40,000       Petro-Canada, 5.95% due 5/15/2035.............       37,930
                                                                                                         -----------
                                                                                                             439,228
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                       25,000       Bristol-Myers Squibb Co., 5.875% due
                                                           11/15/2036..................................       24,601
                                             5,000       Eli Lilly & Co., 7.125% due 6/01/2025.........        5,832
                                            40,000       Wyeth, 6% due 2/15/2036.......................       40,944
                                                                                                         -----------
                                                                                                              71,377
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
(REITS)--0.1%
                                                         Developers Diversified Realty Corp.:
                                            20,000         6.625% due 1/15/2008........................       20,218
                                            25,000         5.375% due 10/15/2012.......................       24,760
                                                                                                         -----------
                                                                                                              44,978
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--0.3%
                                                         Freescale Semiconductor, Inc.(b):
                                            20,000         9.125% due 12/15/2014(m)....................       19,956
                                            10,000         9.244% due 12/15/2014(c)....................        9,913
                                           165,000       International Rectifier Corp., 4.25% due
                                                           7/15/2007(i)................................      163,763
                                                                                                         -----------
                                                                                                             193,632
--------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES--0.1%                               5,000       AT&T Wireless Services, Inc., 8.75% due
                                                           3/01/2031...................................        6,498
                                            35,000       Sprint Capital Corp., 8.75% due 3/15/2032.....       42,126
                                                                                                         -----------
                                                                                                              48,624
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL CORPORATE BONDS
                                                         (COST--$3,105,117)--4.6%......................    3,095,101
--------------------------------------------------------------------------------------------------------------------
                                                                 FOREIGN GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                         Mexico Government International Bond:
                                            15,000         6.375% due 1/16/2013........................       15,773
                                            25,000         5.875% due 1/15/2014........................       25,650
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                         (COST--$39,325)--0.1%.........................       41,423
--------------------------------------------------------------------------------------------------------------------
                                                                   ASSET-BACKED SECURITIES**
--------------------------------------------------------------------------------------------------------------------
                                           100,000       ACE Securities Corp. Series 2005-ASP1 Class
                                                           M1, 6.03% due 9/25/2035(c)..................      100,744
                                           100,000       Ameriquest Mortgage Securities, Inc. Series
                                                           2003-7 Class M1, 6.20% due 8/25/2033(c).....      100,819

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                               FACE
                                             AMOUNT                ASSET-BACKED SECURITIES**                VALUE
--------------------------------------------------------------------------------------------------------------------
                                         $       5       Argent Securities, Inc. Series 2004-W11 Class
                                                           A3, 5.71% due 11/25/2034(c).................  $         5
                                             1,032       Bear Stearns Asset Backed Securities, Inc.
                                                           Series 2004-HE9 Class 1A2, 5.72% due
                                                           3/25/2032(c)................................        1,032
                                           200,000       Capital Auto Receivables Asset Trust Series
                                                           2006-1 Class A4, 5.04% due 5/17/2010........      199,410
                                                         Countrywide Asset Backed Certificates(c):
                                            34,521         Series 2004-5 Class A, 5.80% due
                                                           10/25/2034..................................       34,884
                                            50,000         Series 2004-13 Class AF4, 4.583% due
                                                           1/25/2033...................................       49,310
                                            50,000         Series 2004-13 Class MF1, 5.071% due
                                                           12/25/2034..................................       48,922
                                            39,202       Credit-Based Asset Servicing and
                                                           Securitization Series 2005-CB2 Class AV2,
                                                           5.55% due 4/25/2036(c)......................       39,212
                                            37,085       Home Equity Asset Trust Series 2005-3 Class
                                                           1A2, 5.60% due 8/25/2035(c).................       37,101
                                            55,940       Irwin Home Equity Series 2005-C Class 1A1,
                                                           5.61% due 4/25/2030(c)......................       55,959
                                                         Morgan Stanley ABS Capital I, Inc.(c):
                                            60,527         Series 2005-HE1 Class A2MZ, 5.65% due
                                                           12/25/2034..................................       60,649
                                            27,374         Series 2005-NC2 Class A1MZ, 5.60% due
                                                           3/25/2035...................................       27,389
                                            28,377         Series 2005-NC2 Class A2MZ, 5.60% due
                                                           3/25/2035...................................       28,392
                                                         New Century Home Equity Loan Trust(c):
                                            12,333         Series 2004-3 Class A3, 5.74% due
                                                           11/25/2034..................................       12,336
                                            82,336         Series 2005-2 Class A2MZ, 5.61% due
                                                           6/25/2035...................................       82,457
                                                         Park Place Securities, Inc.
                                                           Series 2005-WCH1(c):
                                            26,558         Class A1B, 5.65% due 1/25/2035..............       26,599
                                            26,340         Class A3D, 5.69% due 1/25/2035..............       26,384
                                            30,000       Popular ABS Mortgage Pass-Through Trust Series
                                                           2005-1 Class M2, 5.507% due 5/25/2035.......       29,426
                                            94,262       Residential Asset Mortgage Products, Inc.
                                                           Series 2005-RS3 Class AI2, 5.52% due
                                                           3/25/2035(c)................................       94,452
                                                         Structured Asset Investment Loan Trust(c):
                                           150,000         Series 2003-BC6 Class M1, 6.10% due
                                                           7/25/2033...................................      150,419
                                           150,000         Series 2003-BC7 Class M1, 6.10% due
                                                           7/25/2033...................................      150,428
                                           100,000         Series 2004-8 Class M4, 6.35% due
                                                           9/25/2034...................................      100,465
                                            48,445       Structured Asset Securities Corp. Series
                                                           2004-23XS Class 2A1, 4.55% due
                                                           1/25/2035(c)................................       48,550
                                           150,000       USAA Auto Owner Trust Series 2005-3 Class A4,
                                                           4.63% due 5/15/2012.........................      148,291
                                           100,000       Wachovia Auto Owner Trust Series 2005-B Class
                                                           A3, 4.79% due 4/20/2010.....................       99,530
                                            59,572       Wells Fargo Home Equity Trust Series 2004-2
                                                           Class A32, 5.69% due 2/25/2032(c)...........       59,616
                                             8,304       Whole Auto Loan Trust Series 2004-1 Class D,
                                                           5.60% due 3/15/2011.........................        8,290
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL ASSET-BACKED SECURITIES
                                                         (COST--$1,821,924)--2.7%......................    1,821,071
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                               FACE                  NON-GOVERNMENT AGENCY
                                             AMOUNT               MORTGAGE-BACKED SECURITIES**              VALUE
--------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS--1.0%                        $  53,076       Impac Secured Assets CMN Owner Trust Series
                                                           2004-3 Class 1A4, 5.75% due 11/25/2034(c)...  $    53,193
                                           170,107       JPMorgan Mortgage Trust Series 2005-A2 Class
                                                           4A1, 5.21% due 4/25/2035(c).................      166,812
                                           131,323       Morgan Stanley Mortgage Loan Trust Series
                                                           2006-3AR Class 2A3, 5.92% due
                                                           3/25/2036(c)................................      132,440
                                           183,393       Residential Accredit Loans, Inc. Series
                                                           2005-QS12 Class A8, 5.66% due
                                                           8/25/2035(c)................................      183,493
                                                         Structured Asset Securities Corp.(c):
                                            39,650         Series 2005-GEL2 Class A, 5.63% due
                                                           4/25/2035...................................       39,672
                                            75,007         Series 2005-OPT1 Class A4M, 5.70% due
                                                           11/25/2035..................................       75,045
                                                                                                         -----------
                                                                                                             650,655
--------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED
SECURITIES--4.0%                           250,000       Banc of America Commercial Mortgage, Inc.
                                                           Series 2006-2 Class A4, 5.741% due
                                                           5/10/2045(c)................................      258,512
                                            50,000       Bear Stearns Commercial Mortgage Securities
                                                           Series 2002-FL1A Class D, 5.77% due
                                                           8/03/2014(b)(c).............................       50,000
                                           160,000       Capco America Securitization Corp. Series
                                                           1998-D7 Class A1B, 6.26% due 10/15/2030.....      161,869
                                           250,000       Credit Suisse Mortgage Capital Certificates
                                                           Series 2006-C3 Class A3, 6.022% due
                                                           6/15/2038(c)................................      259,938
                                           120,000       First Union-Lehman Brothers-Bank of America
                                                           Series 1998-C2 Class B, 6.64% due
                                                           11/18/2035..................................      123,573
                                           400,000       GMAC Commercial Mortgage Securities, Inc.
                                                           Series 2004-C3 Class AAB, 4.702% due
                                                           12/10/2041..................................      387,810
                                           150,000       GS Mortgage Securities Corp. II Series
                                                           2006-GG6 Class A2, 5.506% due
                                                           4/10/2038(c)................................      151,424
                                                         Greenwich Capital Commercial Funding Corp.:
                                           170,000         Series 2004-GG1 Class A4, 4.755% due
                                                           6/10/2036...................................      167,717
                                           150,000         Series 2006-GG7 Class A4, 5.912% due
                                                           7/10/2038(c)................................      157,007
                                                         JPMorgan Chase Commercial Mortgage Securities
                                                           Corp.(c):
                                           250,000         Series 2006-CB15 Class A4, 5.814% due
                                                           6/12/2043...................................      258,573
                                           250,000         Series 2006-LDP7 Class A4, 5.875% due
                                                           4/15/2045...................................      261,180
                                           174,406       LB Commercial Conduit Mortgage Trust
                                                           Series 1999-C1 Class A2, 6.78% due
                                                           6/15/2031...................................      178,782
                                           150,000       LB-UBS Commercial Mortgage Trust
                                                           Series 2005-C3 Class A5, 4.739% due
                                                           7/15/2030...................................      144,197
                                           140,000       Mortgage Capital Funding, Inc. Series 1998-MC1
                                                           Class E, 7.06% due 3/18/2030................      141,905
                                                                                                         -----------
                                                                                                           2,702,487
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL NON-GOVERNMENT AGENCY MORTGAGE-BACKED
                                                         SECURITIES (COST--$3,333,698)--5.0%...........    3,353,142
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                               FACE                  U.S. GOVERNMENT AGENCY
                                             AMOUNT               MORTGAGE-BACKED SECURITIES**              VALUE
--------------------------------------------------------------------------------------------------------------------
                                                         Fannie Mae Guaranteed Pass-Through
                                                           Certificates:
                                         $  99,532         4.00% due 12/01/2020........................  $    93,713
                                           300,000         4.50% due 1/15/2022(j)......................      289,313
                                           700,000         5.00% due 1/15/2022(j)......................      687,968
                                         2,000,000         5.50% due 10/01/2020-1/15/2022(j)...........    1,999,554
                                           122,600         5.992% due 11/01/2036(c)....................      123,986
                                         1,481,174         6.00% due 6/01/2020-1/15/2037(j)............    1,493,209
                                         1,101,956         6.50% due 7/01/2032-9/01/2036...............    1,123,212
                                                         Freddie Mac Mortgage Participation
                                                           Certificates
                                           600,000         5.00% due 11/01/2035-6/01/2036..............      579,130
                                           192,408         5.50% due 9/01/2019-10/01/2036..............      191,310
                                           100,000         5.96% due 12/01/2036(c).....................      100,069
                                           141,497         6.00% due 6/01/2035.........................      142,575
                                           144,606         6.017% due 11/01/2036(c)....................      146,094
                                           175,000         6.074% due 12/01/2036(c)....................      175,777
                                            51,507         7.00% due 12/01/2031-7/01/2032..............       53,005
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL U.S. GOVERNMENT AGENCY
                                                         MORTGAGE-BACKED SECURITIES
                                                         (COST--$7,212,759)--10.8%.....................    7,198,915
--------------------------------------------------------------------------------------------------------------------
                                                                     U.S. GOVERNMENT AGENCY
                                                                 MORTGAGE-BACKED SECURITIES**--
                                                              COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                         Fannie Mae Trust:
                                           275,000         5% Series 378 Class 4 due 11/25/2036(n).....       62,863
                                           269,901         5.50% Series 2005-69 Class LE due
                                                           11/25/2033..................................      270,025
                                           210,000         5.75% Series 2005-84 Class XM due
                                                           10/25/2035..................................      211,958
                                                         Freddie Mac Multiclass Certificates:
                                            74,015         5.50% Series 3068 Class VA
                                                           due 10/15/2016..............................       74,038
                                           219,417         5.50% Series 3087 Class VA
                                                           due 3/15/2015...............................      219,732
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL U.S. GOVERNMENT AGENCY
                                                         MORTGAGE-BACKED SECURITIES--
                                                         COLLATERALIZED MORTGAGE OBLIGATIONS
                                                         (COST--$839,985)--1.3%........................      838,616
--------------------------------------------------------------------------------------------------------------------
                                                                  U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                         U.S. Treasury Inflation Indexed Bonds:
                                           163,742         3.875% due 1/15/2009........................      168,245
                                           145,016         3.50% due 1/15/2011(e)......................      150,958
                                           317,223         1.625% due 1/15/2015........................      298,586
                                           249,945         2.50% due 7/15/2016.........................      251,839
                                            66,123         2% due 1/15/2026............................       62,187
                                           225,000       U.S. Treasury Notes, 4.625% due 11/15/2016....      223,524
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                         (COST--$1,139,835)--1.7%......................    1,155,339
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES
                                                         (COST--$17,492,643)--26.2%....................   17,503,607
--------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                           INTEREST                  SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $2,297,280      BlackRock Liquidity Series, LLC
                                                           Cash Sweep Series, 5.26%(f)(k)..............    2,297,280
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL SHORT-TERM SECURITIES
                                                         (COST--$2,297,280)--3.4%......................    2,297,280
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                         CONTRACTS+                    OPTIONS PURCHASED                    VALUE
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                           1       Receive a fixed rate of 4.9% and pay a
                                                           floating rate based on 3-month LIBOR,
                                                           expiring March 2007 Broker, Deutsche Bank
                                                           AG(l).......................................  $       658
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                            1       Pay a fixed rate of 5.277% and receive a
                                                           floating rate based on 3-month LIBOR,
                                                           expiring March 2007 Broker, Deutsche Bank
                                                           AG(l).......................................        1,872
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OPTIONS PURCHASED (PREMIUMS
                                                         PAID--$6,830)--0.0%...........................        2,530
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$58,310,422)--103.7%...................   69,189,426
--------------------------------------------------------------------------------------------------------------------
                                                                        OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                             1       Pay a fixed rate of 5.29% and receive a
                                                           floating rate based on 3-month LIBOR,
                                                           expiring October 2007 Broker, Deutsche Bank
                                                           AG(l).......................................      (14,204)
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN                              1       Receive a fixed rate of 5.29% and pay a
                                                           floating rate based on 3-month LIBOR,
                                                           expiring October 2007 Broker, Deutsche Bank
                                                           AG(l).......................................       (8,831)
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OPTIONS WRITTEN (PREMIUMS
                                                         RECEIVED--$26,400)--(0.0%)....................      (23,035)
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                         (COST--$58,284,022*)--103.7%..................   69,166,391
                                                         LIABILITIES IN EXCESS OF OTHER
                                                         ASSETS--(3.7%)................................   (2,484,216)
                                                                                                         -----------
                                                         NET ASSETS--100.0%............................  $66,682,175
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $58,834,519
                                                               ===========
Gross unrealized appreciation...............................   $11,908,019
Gross unrealized depreciation...............................    (1,576,147)
                                                               -----------
Net unrealized appreciation.................................   $10,331,872
                                                               ===========

** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

+    One contract represents a notional amount of $1,000,000.

(a)  Depositary receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate security.

(d) Restricted securities as to resale, representing approximately 0.8% of net assets were as follows:

-----------------------------------------------------------------------------------------------
                                                              ACQUISITION
                           ISSUE                                 DATE         COST      VALUE
-----------------------------------------------------------------------------------------------
Sigma Finance Corp., 7.364% due 3/31/2014...................   3/26/2004    $500,000   $501,671
-----------------------------------------------------------------------------------------------

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------
                                                                 NET      INTEREST
AFFILIATE                                                      ACTIVITY    INCOME
----------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $367,276   $91,418
----------------------------------------------------------------------------------

(g)  The security is a perpetual bond and has no stated maturity date.

(h)  Non-income producing security.

(i)  Convertible security.

(j) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(k)  Represents the current yield as of December 31, 2006.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

(l) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(m) Represents a pay-in-kind security, which may pay interest in additional face/shares.

(n) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

 - Financial futures contracts purchased as of December 31, 2006 were as follows:

----------------------------------------------------------------------------
NUMBER OF                              EXPIRATION     FACE       UNREALIZED
CONTRACTS            ISSUE                DATE       VALUE      DEPRECIATION
----------------------------------------------------------------------------
    4      10-Year U.S. Treasury Bond  March 2007  $  436,821     $ (6,946)
   18      30-Year U.S. Treasury Bond  March 2007  $2,049,591      (43,716)
----------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION                                     $(50,662)
                                                                  ========
----------------------------------------------------------------------------

-    Financial futures contracts sold as of December 31, 2006 were as follows:

----------------------------------------------------------------------------
NUMBER OF                              EXPIRATION     FACE       UNREALIZED
CONTRACTS            ISSUE                DATE       VALUE      APPRECIATION
----------------------------------------------------------------------------
    4      2-Year U.S. Treasury Bond   March 2007  $  819,487     $ 3,362
   45      5-Year U.S. Treasury Bond   March 2007  $4,768,000      40,187
   10          EuroDollar Futures      June 2007   $2,379,377      10,127
----------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                     $53,676
                                                                  =======
----------------------------------------------------------------------------

-    Swap contracts outstanding as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.13%
Broker, Lehman Brothers Special Finance
Expires January 2007........................................  $  300,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.06%
Broker, UBS Warburg
Expires July 2007...........................................  $3,400,000            --
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase
Expires January 2009........................................  $  171,000      $   (546)
Receive a fixed rate of 5.275% and pay a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2009........................................  $  600,000         2,462
Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2010........................................  $1,000,000         4,059
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000          (299)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           849
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000        (1,636)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

-    Swap contracts outstanding as of December 31, 2006 were as follows
     (concluded):

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $  150,000      $ (4,266)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase
Expires March 2011..........................................  $   60,000          (329)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $   60,000          (891)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011...........................................  $   60,000        (1,318)
Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services, Inc.
Expires November 2011.......................................  $  600,000        (1,419)
Receive a fixed rate of 4.946% and pay a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires December 2011.......................................  $  500,000        (3,349)
Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires December 2011.......................................  $1,000,000        (8,812)
Bought credit default protection on Eastman Chemical Co. and pay 0.68%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2013......................................  $   55,000          (362)
Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires November 2016.......................................  $  100,000          (735)
-----------------------------------------------------------------------------------------
TOTAL.......................................................                  $(16,592)
                                                                              ========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$56,006,312)........................................                 $66,889,616
Investments in affiliated securities, at value (identified
  cost--$2,297,280).........................................                   2,297,280
Options purchased, at value (premiums paid--$6,830).........                       2,530
Cash........................................................                     229,686
Foreign cash (cost--$452,864)...............................                     446,327
Unrealized appreciation on swaps............................                       7,370
Receivables:
  Interest..................................................  $    99,630
  Dividends.................................................       87,212
  Capital shares sold.......................................        1,532
  Paydowns..................................................          646
  Swaps.....................................................          104        189,124
                                                              -----------
Prepaid expenses and other assets...........................                         935
                                                                             -----------
Total assets................................................                  70,062,868
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$26,400)......                      23,035
Unrealized depreciation on swaps............................                      23,962
Payables:
  Securities purchased......................................    3,238,906
  Swaps.....................................................       31,403
  Investment adviser........................................       29,310
  Capital shares redeemed...................................        3,380
  Other affiliates..........................................        1,895
  Variation margin..........................................          940
  Distributor...............................................            1      3,305,835
                                                              -----------
Accrued expenses and other liabilities......................                      27,861
                                                                             -----------
Total liabilities...........................................                   3,380,693
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $66,682,175
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   484,733
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           9
Paid-in capital in excess of par............................                  63,229,260
Accumulated distributions in excess of investment
  income--net...............................................  $   (40,377)
Accumulated realized capital losses--net....................   (7,854,265)
Unrealized appreciation--net................................   10,862,806
                                                              -----------
Total accumulated earnings--net.............................                   2,968,164
                                                                             -----------
NET ASSETS..................................................                 $66,682,175
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $66,679,619 and 4,847,331
  shares outstanding........................................                 $     13.76
                                                                             ===========
Class II--Based on net assets of $1,278 and 93.118 shares
  outstanding...............................................                 $     13.72
                                                                             ===========
Class III--Based on net assets of $1,278 and 93.118 shares
  outstanding...............................................                 $     13.72
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $91,418 from affiliates)................                $1,017,423
Dividends (net of $15,270 foreign withholding tax)..........                   901,245
                                                                            ----------
Total income................................................                 1,918,668
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  375,542
Pricing services............................................      35,891
Professional fees...........................................      29,936
Custodian fees..............................................      26,997
Printing and shareholder reports............................      12,741
Transfer agent fees--Class I................................       5,001
Directors' fees and expenses................................       4,755
Accounting services.........................................       4,204
Interest on securities sold short...........................       1,556
Distribution fees--Class III................................           1
Other.......................................................      35,494
                                                              ----------
Total expenses..............................................                   532,118
                                                                            ----------
Investment income--net......................................                 1,386,550
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain(loss) on:
  Investments--net..........................................   2,982,224
  Financial futures contracts and swaps--net................         448
  Options written--net......................................      (3,985)
  Short sales--net..........................................       8,502
  Foreign currency transactions--net........................      (6,143)    2,981,046
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   5,168,903
  Financial futures contracts and swaps--net................      42,578
  Options written--net......................................       8,387
  Foreign currency transactions--net........................      (5,593)    5,214,275
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 8,195,321
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $9,581,871
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,386,550    $  1,363,883
Realized gain--net..........................................     2,981,046       1,876,416
Change in unrealized appreciation/depreciation--net.........     5,214,275        (248,265)
                                                              ------------    ------------
Net increase in net assets resulting from operations........     9,581,871       2,992,034
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,418,048)     (1,362,527)
  Class II..................................................           (27)            (21)
  Class III.................................................           (27)            (21)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,418,102)     (1,362,569)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (13,995,502)    (12,021,272)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (5,831,733)    (10,391,807)
Beginning of year...........................................    72,513,908      82,905,715
                                                              ------------    ------------
End of year*................................................  $ 66,682,175    $ 72,513,908
                                                              ============    ============
------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $    (40,377)   $    (16,142)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                           ------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              ------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006       2005       2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  12.21    $ 11.95    $ 11.22    $   9.43    $  11.27
                                                           --------    -------    -------    --------    --------
Investment income--net*..................................       .26        .21        .19         .20         .27
Realized and unrealized gain (loss)--net.................      1.59        .28        .78        1.83       (1.81)
                                                           --------    -------    -------    --------    --------
Total from investment operations.........................      1.85        .49        .97        2.03       (1.54)
                                                           --------    -------    -------    --------    --------
Less dividends from investment income--net...............      (.30)      (.23)      (.24)       (.24)       (.30)
                                                           --------    -------    -------    --------    --------
Net asset value, end of year.............................  $  13.76    $ 12.21    $ 11.95    $  11.22    $   9.43
                                                           ========    =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    15.14%      4.13%      8.67%      21.55%     (13.68%)
                                                           ========    =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .78%       .78%       .72%        .68%        .66%
                                                           ========    =======    =======    ========    ========
Investment income--net...................................     2.03%      1.78%      1.69%       2.00%       2.55%
                                                           ========    =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year(in thousands)....................  $ 66,680    $72,512    $82,904    $ 92,438    $ 91,504
                                                           ========    =======    =======    ========    ========
Portfolio turnover.......................................   111.98%     83.69%     86.94%     109.21%      32.00%
                                                           ========    =======    =======    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                              --------------------------------------------------
                                                                  FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 --------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                           2006              2005      TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  12.20           $ 11.94          $ 11.41
                                                              --------           -------          -------
Investment income--net**....................................       .25               .20              .08
Realized and unrealized gain--net...........................      1.57               .29              .69
                                                              --------           -------          -------
Total from investment operations............................      1.82               .49              .77
                                                              --------           -------          -------
Less dividends from investment income--net..................      (.30)             (.23)            (.24)
                                                              --------           -------          -------
Net asset value, end of period..............................  $  13.72           $ 12.20          $ 11.94
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    14.91%             4.13%            6.77%@
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .90%              .78%             .72%*
                                                              ========           =======          =======
Investment income--net......................................     1.93%             1.67%            2.59%*
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1           $     1          $     1
                                                              ========           =======          =======
Portfolio turnover..........................................   111.98%            83.69%           86.94%
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                              --------------------------------------------------
                                                                  FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 --------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                           2006              2005      TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  12.20           $ 11.94          $ 11.41
                                                              --------           -------          -------
Investment income--net**....................................       .25               .20              .08
Realized and unrealized gain--net...........................      1.57               .29              .69
                                                              --------           -------          -------
Total from investment operations............................      1.82               .49              .77
                                                              --------           -------          -------
Less dividends from investment income--net..................      (.30)             (.23)            (.24)
                                                              --------           -------          -------
Net asset value, end of period..............................  $  13.72           $ 12.20          $ 11.94
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    14.91%             4.13%            6.77%++
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .92%              .78%             .72%*
                                                              ========           =======          =======
Investment income--net......................................     1.90%             1.67%            2.59%*
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1           $     1          $     1
                                                              ========           =======          =======
Portfolio turnover..........................................   111.98%            83.69%           86.94%
                                                              ========           =======          =======
----------------------------------------------------------------------------------------------------------------

*  Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury American Balanced V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Balanced Capital V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will

--------------------------------------------------------------------------------

generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or index, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considera-

--------------------------------------------------------------------------------

tions not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this, time its impact on the Fund's financial statements has not been determined.

  (l) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $21,278 has been reclassified between paid-in capital in excess of par and accumulated distri-

--------------------------------------------------------------------------------

butions in excess of net investment income and $13,961 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions in excess of ordinary taxable income, swap agreements, accounting for paydowns, foreign currency transactions and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services they provide a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $1,149 and $321, respectively, for certain accounting services.

  In addition, MLPF&S received $5,702 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for

--------------------------------------------------------------------------------

the year ended December 31, 2006 were $77,474,863 and $91,960,603, respectively.

  Transactions in options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------
                                               Number of    Premiums
Call Options Written                           Contracts+   Received
--------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................       2       $ 2,000
Options written..............................       1        13,200
Options closed...............................      (2)       (2,000)
                                                  ---       -------
Outstanding call options written, end of
 year........................................       1       $13,200
                                                  ===       =======
--------------------------------------------------------------------

+ Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------
                                               Number of    Premiums
Put Options Written                            Contracts+   Received
--------------------------------------------------------------------
Outstanding put options written, beginning of
 year........................................        3      $ 15,355
Options written..............................       23        23,270
Options closed...............................      (14)      (20,993)
Options expired..............................      (11)       (4,432)
                                                  ----      --------
Outstanding put options written, end of
 year........................................        1      $ 13,200
                                                  ====      ========
--------------------------------------------------------------------

+ Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $13,995,502 and $12,021,272 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................       1,341    $     17,009
Shares issued to shareholders in
 reinvestment of dividends...........     103,158       1,418,048
                                       ----------    ------------
Total issued.........................     104,499       1,435,057
Shares redeemed......................  (1,194,176)    (15,430,613)
                                       ----------    ------------
Net decrease.........................  (1,089,677)   $(13,995,556)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................       6,862    $     81,703
Shares issued to shareholders in
 reinvestment of dividends...........     111,614       1,362,527
                                       ----------    ------------
Total issued.........................     118,476       1,444,230
Shares redeemed......................  (1,120,128)    (13,465,544)
                                       ----------    ------------
Net decrease.........................  (1,001,652)   $(12,021,314)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $27
                                                    --       ---
Net increase....................................     2       $27
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $21
                                                    --       ---
Net increase....................................     2       $21
                                                    ==       ===

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $27
                                                    --       ---
Net increase....................................     2       $27
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $21
                                                    --       ---
Net increase....................................     2       $21
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                           12/31/2006   12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $1,418,102   $1,362,569
                                           ----------   ----------
Total distributions......................  $1,418,102   $1,362,569
                                           ==========   ==========
------------------------------------------------------------------

--------------------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $        --
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................           --
Capital loss carryforward...........................   (7,341,133)*
Unrealized gains--net...............................   10,309,297**
                                                      -----------
Total accumulated earnings--net.....................  $ 2,968,164
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $7,341,133, of which $4,638,157 expires in 2010 and $2,702,976 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and other book/tax temporary differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund (formerly Mercury American Balanced V.I. Fund), one of the series constituting of BlackRock Variable Series Funds, Inc. (the "Company")(formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK BASIC VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund outperformed its benchmark and comparable Lipper category average for the fiscal year, benefiting from our shift toward attractively valued larger-cap stocks, which led the market off the bottom of a dramatic mid-year correction.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Basic Value V.I. Fund's (formerly Mercury Basic Value V.I. Fund) Class I, Class II and Class III Shares had total returns of +21.86%, +21.67% and +21.59%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Index returned +15.79%, the S&P 500 Citigroup Value Index returned +20.80% and the Lipper Large-Cap Value Funds (Variable Products) category had an average return of +17.23%. (Funds in this Lipper category are variable insurance products that invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  It was a volatile year for U.S. equity markets. During the first few months of 2006, that volatility led stocks on an upward trajectory, with the S&P 500 Index posting its best first quarter gain in several years. However, volatility began to take a negative spin in the second quarter which, in May, spurred a far-reaching correction that sent the average U.S. stock 12% lower. It was the first double-digit correction for U.S. equity markets in nearly four years. Areas of the market that had suffered most were those that had done the best in the preceding few years, particularly materials and energy stocks. The pullback could be attributed to several factors, but primarily, it appeared that the lagged effects of higher interest rates and oil prices were finally taking their toll on the economy and stock prices. In addition, a resurgence of inflation fears had prompted the Federal Reserve Board (the Fed) to continue its interest rate tightening campaign through June.

  In August, the Fed finally ended its two-year streak of interest rate increases. Oil prices, after reaching an all-time high near $78 per barrel in July, also began to recede and ended the year where they started--at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's retrenchment. Once the bottom was hit, a different collection of companies started to outperform those that had been the market leaders. From June to year-end, it was large cap, multinational companies that dominated the market. As discussed in our last report to shareholders, valuations on these big names had become incredibly attractive from a risk-reward standpoint, prompting us to increase our exposure. This move proved advantageous, as many of our top performers for the fiscal year were just those types of companies: Morgan Stanley (with a market capitalization of $85 billion), Exxon Mobil Corp.($420 billion), Comcast Corp. ($90 billion) and McDonald's Corp. ($55 billion).

  For the most part, Fund performance during the year was driven by favorable security selection. However, from a sector perspective, we saw very strong results in information technology and industrials. Defense company Raytheon Co., shipping and transportation company Norfolk Southern and another safehaven, General Electric Co., were important contributors in industrials. GE began to perform particularly well at the end of the year as investors began rotating into large, stable companies that could offer consistent earnings. In information technology, our overweight position versus the benchmark proved advantageous, as did an underweight in poor-performing Intel and strong performance from our positions in BEA Systems, Unisys Corp. and Sun Microsystems, Inc., among others. Other stocks that contributed meaningfully to relative performance were Diamond Offshore Drilling in energy and Baxter International, Inc. in health care.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Reflecting our increased emphasis on large-cap, multinational names, the Fund's average market cap ended the year near $100 billion, up from approximately $70 billion at the start of 2006. It has been many years since we have seen large-capitalization companies look as attractive as they have recently based on all measures, including price-to-book and price-to-earnings ratios. Of course, this is not to say that we have abandoned some of the smaller, cyclically oriented sectors and names that we believe still have tremendous potential. While the economy has slowed somewhat, it remains reasonably resilient and should continue to benefit these types of companies. We view the current economic environment as a "Goldilocks" scenario (not too hot, not too cold). As such, we believe it makes sense to have representation in the more stable names that can benefit in a "not too hot" environment as well as the smaller, high-

--------------------------------------------------------------------------------

growth potential companies that can perform well under a "not too cold" scenario.

  One of the biggest shifts in the portfolio over the past year involved deemphasizing energy and turning some of that focus toward other sectors. This reflects the changing leadership in the marketplace and the specific values we have been able to find. We had been overweight in energy from the middle of 2002 through the summer of 2005, when Hurricane Katrina ravaged the Gulf Coast. Around that time, we began to move our energy exposure toward neutral in anticipation of a slowing economy and resultant fall off in demand for oil and gas. Although we remained overweight in energy at period-end, we generally began to moderate our exposure by taking profits throughout the year. We continue to see select opportunities in the sector, but as value investors, we believe other areas of the market offer more attractive valuations and compelling growth prospects.

  To that point, we began to see greater opportunity emerge in the health care sector. During the past 12 months, we added positions in Johnson & Johnson, Pfizer, Inc., Schering-Plough Corp., Baxter International, Inc. and GlaxoSmithKline Plc. Last year was the first since the mid-1990s that we have been overweight in health care, a reflection of the attractive fundamentals in this industry group. In prior years, the health care industry has had to grapple with a lack of new blockbuster products to offset drug patent expirations and government pressures on pharmaceutical pricing, among other issues. It offered little value compared to other sectors of the market. This is no longer the case, as valuations are incredibly appealing and company managements are taking steps to control costs via restructuring and cost-saving initiatives. In addition, earnings estimates for pharmaceutical companies are increasing for the first time in a long time.

  Another sector we continue to favor is information technology (IT). Earnings estimates for the first half of 2007 indicate that IT is expected to be the fastest-growing sector in the S&P 500. Whereas earnings estimates for energy companies are down for the first half of the year, IT estimates are up double-digit percentages. We have seen more disinvestment than investment in IT companies since the post-Y2K bubble. However, with productivity figures and the economy slowing somewhat for first time in several years, we think that spending on technology will increase. Arguably, there is no better avenue for the advancement of worker productivity than through IT. Other notable happenings in the IT industry include a new product cycle from Microsoft (that is, Vista), as well as some exciting innovations in home entertainment, including flat panel technology, high-definition TV and PC on TV. In keeping with our favorable view of the sector, we added positions in names such as Xerox Corp. and increased exposure to Intel Corp., Motorola, Inc. and Sony Corp. during the 12-month period.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At year-end, the portfolio was overweight versus the S&P 500 Citigroup Value Index in energy, consumer staples, information technology, health care and consumer discretionary. It had underweights in financials, utilities, industrials and telecommunication services.

  The market enjoyed a very healthy end-of-year rally. We believe the Fed's policy, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. A favorable economic backdrop has led to healthy corporate profits, strong corporate balance sheets and robust merger-and-acquisition activity. We believe these factors should remain in place, but are mindful that weakness in the housing market could lead to a slower rate of growth for the economy in the future. Against this backdrop, we continue to find that large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of the economic recovery.

  Overall, we do not expect the first half of 2007 to be very different from the second half of 2006 and will continue to focus on companies with healthy balance sheets and the ability to use free cash flow to buy back stock, raise dividends, participate in merger and acquisition activity and invest in their businesses. We will pursue this within the context of our value-oriented investment style, choosing companies that we believe have the potential to offer shareholders significant value over a three-year time horizon.

Kevin M. Rendino
Vice President and Co-Portfolio Manager

Robert J. Martorelli
Vice President and Co-Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                  BLACKROCK BASIC VALUE
                                                   V.I. FUND+--CLASS I        STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
12/96                                                   10000.00                    10000.00                    10000.00
12/97                                                   12062.00                    13336.00                    13187.00
12/98                                                   13201.00                    17148.00                    15680.00
12/99                                                   15989.00                    20756.00                    16445.00
12/00                                                   18011.00                    18866.00                    16361.00
12/01                                                   18778.00                    16624.00                    15023.00
12/02                                                   15442.00                    12950.00                    12530.00
12/03                                                   20574.00                    16664.00                    16334.00
12/04                                                   22851.00                    18478.00                    18789.00
12/05                                                   23522.00                    19385.00                    20426.00
12/06                                                   28665.00                    22447.00                    24674.00

                                                  BLACKROCK BASIC VALUE
                                                  V.I. FUND+--CLASS II        STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
11/03/97**                                              10000.00                    10000.00                    10000.00
12/97                                                    9969.00                    10366.00                    10441.00
12/98                                                   10894.00                    13329.00                    12414.00
12/99                                                   13178.00                    16133.00                    13020.00
12/00                                                   14821.00                    14664.00                    12954.00
12/01                                                   15422.00                    12921.00                    11894.00
12/02                                                   12662.00                    10066.00                     9921.00
12/03                                                   16847.00                    12953.00                    12933.00
12/04                                                   18690.00                    14362.00                    14876.00
12/05                                                   19209.00                    15068.00                    16172.00
12/06                                                   23371.00                    17448.00                    19536.00

                                                  BLACKROCK BASIC VALUE
                                                  V.I. FUND+--CLASS III       STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
5/25/04**                                               10000.00                    10000.00                     9999.00
12/04                                                   11108.00                    11005.00                    11387.00
12/05                                                   11400.00                    11546.00                    12378.00
12/06                                                   13861.00                    13370.00                    14953.00

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in equities that Fund management believes are undervalued.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +21.86%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 8.83
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         +11.11
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +21.67%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 8.67
--------------------------------------------------------------------------
Inception (11/03/97) through 12/31/06                            + 9.71
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +21.59%
--------------------------------------------------------------------------
Inception (5/25/04) through 12/31/06                             +13.36
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +16.15%        +21.86%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +16.02         +21.67
-----------------------------------------------------------------------------------------
Class III Shares*                                                +16.03         +21.59
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +12.74         +15.79
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index***                                 +13.40         +20.80
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value of the growth-value spectrum.
    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,161.50             $3.61
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,160.20             $4.42
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,160.30             $4.96
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.56             $3.38
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.81             $4.13
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.31             $4.63
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.67% for Class I, .82% for Class II and .92% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INVESTMENT CRITERIA                                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Above-Average Yield.........................................        29.3%
Below-Average Price/Earnings Ratio..........................        29.2
Low Price-to-Book Value.....................................        23.6
Special Situations..........................................         5.9
Price-to-Cash Flow..........................................         1.0
Low Price-to-Earnings Per Share.............................         0.9
Other*......................................................        10.1
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    ----------------------------------------------------------------------------
    BLACKROCK VARIABLE SERIES FUNDS, INC.
    BlackRock Basic Value V.I. Fund
    Proxy Results
    ----------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    54,581,835     1,218,627      1,399,902
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    54,404,715     1,330,711      1,464,937
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY                                 HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION         567,800      AT&T Inc.(c)............................  $   20,298,850       2.0%
SERVICES
METALS & MINING                       572,500      Alcoa, Inc.(c)..........................      17,180,725       1.7
CAPITAL MARKETS                       629,000      The Bank of New York Co., Inc. .........      24,763,730       2.4
DIVERSIFIED TELECOMMUNICATION         360,600      BellSouth Corp. ........................      16,987,866       1.7
SERVICES
OIL, GAS & CONSUMABLE FUELS           167,400      Chevron Corp. ..........................      12,308,922       1.2
MULTI-UTILITIES                       114,300      Dominion Resources, Inc.(c).............       9,582,912       0.9
CHEMICALS                             487,000      E.I. du Pont de Nemours & Co.(c)........      23,721,770       2.3
OIL, GAS & CONSUMABLE FUELS           493,600      Exxon Mobil Corp. ......................      37,824,568       3.7
INDUSTRIAL CONGLOMERATES              537,500      General Electric Co. ...................      20,000,375       2.0
FOOD PRODUCTS                         349,700      General Mills, Inc. ....................      20,142,720       2.0
PHARMACEUTICALS                       319,200      GlaxoSmithKline Plc(b)..................      16,840,992       1.6
AEROSPACE & DEFENSE                   304,900      Honeywell International, Inc. ..........      13,793,676       1.4
DIVERSIFIED FINANCIAL SERVICES        794,276      JPMorgan Chase & Co. ...................      38,363,531       3.8
PHARMACEUTICALS                       182,900      Johnson & Johnson(c)....................      12,075,058       1.2
CONTAINERS & PACKAGING                396,100      Packaging Corp. of America..............       8,753,810       0.9
PHARMACEUTICALS                       788,700      Pfizer, Inc. ...........................      20,427,330       2.0
DIVERSIFIED TELECOMMUNICATION         433,400      Verizon Communications, Inc. ...........      16,139,816       1.6
SERVICES
PHARMACEUTICALS                        20,800      Wyeth...................................       1,059,136       0.1
                                                                                             --------------     -----
                                                                                                330,265,787      32.5
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE EARNINGS/RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             484,100      American International Group, Inc. .....      34,690,606       3.4
DIVERSIFIED FINANCIAL SERVICES        429,814      Bank of America Corp. ..................      22,947,769       2.3
HEALTH CARE EQUIPMENT &               452,200      Baxter International, Inc. .............      20,977,558       2.1
SUPPLIES
FOOD PRODUCTS                          50,700      Cadbury Schweppes Plc(b)................       2,176,551       0.2
DIVERSIFIED FINANCIAL SERVICES        510,120      Citigroup, Inc. ........................      28,413,684       2.8
BEVERAGES                             673,400      Coca-Cola Enterprises, Inc.(c)..........      13,750,828       1.3
OIL, GAS & CONSUMABLE FUELS            61,900      Consol Energy, Inc. ....................       1,988,847       0.2
OIL, GAS & CONSUMABLE FUELS            39,400      Devon Energy Corp. .....................       2,642,952       0.3
SPECIALTY RETAIL                      104,600      Foot Locker, Inc. ......................       2,293,878       0.2
MEDIA                                 117,400      Gannett Co., Inc. ......................       7,098,004       0.7
INSURANCE                             706,700      Genworth Financial, Inc. Class A........      24,176,207       2.4
COMPUTERS & PERIPHERALS               394,131      Hewlett-Packard Co. ....................      16,234,256       1.6
MEDIA                                  27,695      Idearc, Inc.(a).........................         793,462       0.1
HOUSEHOLD DURABLES                    485,600      Koninklijke Philips Electronics NV......      18,248,848       1.8
HOTELS, RESTAURANTS & LEISURE         450,700      McDonald's Corp. .......................      19,979,531       2.0
CAPITAL MARKETS                       323,900      Morgan Stanley..........................      26,375,177       2.6
AEROSPACE & DEFENSE                   270,100      Northrop Grumman Corp. .................      18,285,770       1.8
PHARMACEUTICALS                       710,900      Schering-Plough Corp. ..................      16,805,676       1.6
FOOD PRODUCTS                         739,700      Unilever NV(b)..........................      20,156,825       2.0
IT SERVICES                         2,270,000      Unisys Corp.(a).........................      17,796,800       1.7
OFFICE ELECTRONICS                    813,700      Xerox Corp.(a)(c).......................      13,792,215       1.4
                                                                                             --------------     -----
                                                                                                329,625,444      32.5
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                              653,400      Borland Software Corp.(a)...............       3,554,496       0.4
MEDIA                                 433,300      Comcast Corp. Special Class A(a)(c).....      18,146,604       1.8
MACHINERY                             110,600      Deere & Co. ............................      10,514,742       1.0
SEMICONDUCTORS & SEMICONDUCTOR        324,200      Fairchild Semiconductor International,
EQUIPMENT                                            Inc.(a)...............................       5,449,802       0.5
ENERGY EQUIPMENT & SERVICES           490,300      GlobalSantaFe Corp.(c)..................      28,819,834       2.8
ENERGY EQUIPMENT & SERVICES           170,200      Halliburton Co.(c)......................       5,284,710       0.5
HOUSEHOLD PRODUCTS                    370,300      Kimberly-Clark Corp. ...................      25,161,885       2.5
SEMICONDUCTORS & SEMICONDUCTOR      1,608,200      LSI Logic Corp.(a)......................      14,473,800       1.4
EQUIPMENT
INSURANCE                             263,700      Marsh & McLennan Cos., Inc.(c)..........       8,085,042       0.8

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY                                 HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                   512,200      Raytheon Co. ...........................  $   27,044,160       2.7%
HOUSEHOLD DURABLES                     59,200      Sony Corp.(b)...........................       2,535,536       0.3
INSURANCE                             774,808      The St. Paul Travelers Cos., Inc. ......      41,599,441       4.1
COMPUTERS & PERIPHERALS             2,158,400      Sun Microsystems, Inc.(a)...............      11,698,528       1.2
MEDIA                               1,133,500      Time Warner, Inc.(c)....................      24,687,630       2.4
INDUSTRIAL CONGLOMERATES              837,200      Tyco International Ltd.(c)..............      25,450,880       2.5
MEDIA                                 415,300      Walt Disney Co.(c)......................      14,232,331       1.4
                                                                                             --------------     -----
                                                                                                266,739,421      26.3
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-EARNINGS PER SHARE
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             142,900      XL Capital Ltd. Class A(c)..............      10,291,658       1.0
------------------------------------------------------------------------------------------------------------------------
PRICE-TO-CASH FLOW
------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING              221,600      The Kroger Co. .........................       5,112,312       0.5
COMMUNICATIONS EQUIPMENT               45,500      Nortel Networks Corp.(a)................       1,216,215       0.1
OIL, GAS & CONSUMABLE FUELS           123,100      Peabody Energy Corp. ...................       4,974,471       0.5
                                                                                             --------------     -----
                                                                                                 11,302,998       1.1
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES           235,100      BJ Services Co.(c)......................       6,893,132       0.7
SPECIALTY RETAIL                      401,700      The Gap, Inc. ..........................       7,833,150       0.8
COMPUTERS & PERIPHERALS               320,210      International Business Machines
                                                     Corp. ................................      31,108,402       3.1
MEDIA                                 706,200      Interpublic Group of Cos., Inc.(a)(c)...       8,643,888       0.8
WIRELESS TELECOMMUNICATION            641,000      Sprint Nextel Corp. ....................      12,108,490       1.2
SERVICES
                                                                                             --------------     -----
                                                                                                 66,587,062       6.6
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS
                                                   (COST--$798,531,756)....................   1,014,812,370     100.0
------------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL
                                     INTEREST               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                 $113,968,626      BlackRock Liquidity Series, LLC Money
                                                     Market Series, 5.29%(d)(e)(f).........     113,968,626      11.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM SECURITIES
                                                   (COST--$113,968,626)....................     113,968,626      11.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS
                                                   (COST--$912,500,382*)...................   1,128,780,996     111.2
                                                   LIABILITIES IN EXCESS OF OTHER ASSETS...    (113,726,129)    (11.2)
                                                                                             --------------     -----
                                                   NET ASSETS..............................  $1,015,054,867     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $920,161,590
                                                               ============
Gross unrealized appreciation...............................   $222,186,799
Gross unrealized depreciation...............................    (13,567,393)
                                                               ------------
Net unrealized appreciation.................................   $208,619,406
                                                               ============

(a)  Non-income producing security.

(b)  Depositary receipts.

(c)  Security, or a portion of security, is on loan.

(d) Security was purchased with the cash proceeds from securities loans.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
                         AFFILIATE                             NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(11,986,014)  $546,769
BlackRock Liquidity Series, LLC Money Market Series.........   $ 67,902,276   $116,700
--------------------------------------------------------------------------------------

(f)  Represents the current yield as of December 31, 2006.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $110,428,536) (identified
  cost--$798,531,756).......................................                  $1,014,812,370
Investments in affiliated securities, at value (identified
  cost--$113,968,626).......................................                     113,968,626
Receivables:
  Securities sold...........................................  $  6,825,856
  Dividends.................................................     1,624,540
  Capital shares sold.......................................        34,604
  Interest from affiliates..................................         7,098
  Securities lending........................................         6,903         8,499,001
                                                              ------------
Prepaid expenses and other assets...........................                          14,138
                                                                              --------------
Total assets................................................                   1,137,294,135
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     113,968,626
Bank overdraft..............................................                       6,355,709
Payables:
  Capital shares redeemed...................................     1,291,576
  Investment adviser........................................       484,035
  Other affiliates..........................................        10,526
  Distributor...............................................         6,664         1,792,801
                                                              ------------
Accrued expenses............................................                         122,132
                                                                              --------------
Total liabilities...........................................                     122,239,268
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,015,054,867
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    6,094,480
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         178,103
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                         107,450
Paid-in capital in excess of par............................                     794,028,523
Accumulated realized capital losses--net....................  $ (1,634,303)
Unrealized appreciation--net................................   216,280,614
                                                              ------------
Total accumulated earnings--net.............................                     214,646,311
                                                                              --------------
NET ASSETS..................................................                  $1,015,054,867
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $969,758,753 and 60,944,798
  shares outstanding........................................                  $        15.91
                                                                              ==============
Class II--Based on net assets of $28,253,797 and 1,781,032
  shares outstanding........................................                  $        15.86
                                                                              ==============
Class III--Based on net assets of $17,042,317 and 1,074,495
  shares outstanding........................................                  $        15.86
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $184,918 foreign withholding tax).........                $ 21,465,534
Interest from affiliates....................................                     546,769
Securities lending--net.....................................                     116,700
                                                                            ------------
Total income................................................                  22,129,003
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $6,027,754
Accounting services.........................................     350,651
Printing and shareholder reports............................      88,079
Professional fees...........................................      76,309
Custodian fees..............................................      75,570
Directors' fees and expenses................................      57,799
Distribution fees--Class II.................................      44,276
Distribution fees--Class III................................      25,232
Transfer agent fees--Class I................................       4,802
Pricing services............................................       1,072
Transfer agent fees--Class II...............................         147
Transfer agent fees--Class III..............................          52
Other.......................................................      34,718
                                                              ----------
Total expenses..............................................                   6,786,461
                                                                            ------------
Investment income--net......................................                  15,342,542
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET
Realized gain from investments--net.........................                 102,380,773
Change in unrealized appreciation from investments--net.....                  81,058,222
                                                                            ------------
Total realized and unrealized gain--net.....................                 183,438,995
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $198,781,537
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2006             2005
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   15,342,542   $   14,395,261
Realized gain--net..........................................     102,380,773       84,679,834
Change in unrealized appreciation--net......................      81,058,222      (73,509,680)
                                                              --------------   --------------
Net increase in net assets resulting from operations........     198,781,537       25,565,415
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (14,726,833)     (13,955,411)
  Class II..................................................        (386,841)        (368,619)
  Class III.................................................        (234,261)         (73,166)
Realized gain--net:
  Class I...................................................     (99,068,860)     (76,253,756)
  Class II..................................................      (2,908,805)      (2,264,367)
  Class III.................................................      (1,674,181)        (438,061)
                                                              --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (118,999,781)     (93,353,380)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (125,798,024)    (216,808,223)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (46,016,268)    (284,596,188)
Beginning of year...........................................   1,061,071,135    1,345,667,323
                                                              --------------   --------------
End of year*................................................  $1,015,054,867   $1,061,071,135
                                                              ==============   ==============
---------------------------------------------------------------------------------------------
* Undistributed investment income--net......................              --   $        5,393
                                                              ==============   ==============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                     ----------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        ----------------------------------------------------------------
FINANCIAL STATEMENTS.                                  2006         2005          2004          2003          2002
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................  $  14.77    $    15.70    $    14.31    $    10.85    $    13.47
                                                     --------    ----------    ----------    ----------    ----------
Investment income--net*............................       .24           .19           .16           .14           .12
Realized and unrealized gain (loss)--net...........      2.97           .27          1.42          3.47         (2.48)
                                                     --------    ----------    ----------    ----------    ----------
Total from investment operations...................      3.21           .46          1.58          3.61         (2.36)
                                                     --------    ----------    ----------    ----------    ----------
Less dividends and distributions:
  Investment income--net...........................      (.27)         (.22)         (.17)         (.15)         (.13)
  Realized gain--net...............................     (1.80)        (1.17)         (.02)           --          (.13)
                                                     --------    ----------    ----------    ----------    ----------
Total dividends and distributions..................     (2.07)        (1.39)         (.19)         (.15)         (.26)
                                                     --------    ----------    ----------    ----------    ----------
Net asset value, end of year.......................  $  15.91    $    14.77    $    15.70    $    14.31    $    10.85
                                                     ========    ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................    21.86%         2.94%        11.07%        33.23%       (17.77%)
                                                     ========    ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................      .67%          .67%          .66%          .67%          .67%
                                                     ========    ==========    ==========    ==========    ==========
Investment income--net.............................     1.53%         1.23%         1.09%         1.17%         1.02%
                                                     ========    ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).............  $969,759    $1,024,308    $1,306,051    $1,306,427    $1,051,063
                                                     ========    ==========    ==========    ==========    ==========
Portfolio turnover.................................    25.44%        37.07%        47.48%        24.57%        41.31%
                                                     ========    ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                             ----------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                ----------------------------------------------------
FINANCIAL STATEMENTS.                                         2006       2005       2004       2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................  $ 14.73    $ 15.66    $ 14.27    $ 10.82    $  13.43
                                                             -------    -------    -------    -------    --------
Investment income--net*....................................      .22        .16        .14        .12         .11
Realized and unrealized gain (loss)--net...................     2.96        .27       1.42       3.46       (2.48)
                                                             -------    -------    -------    -------    --------
Total from investment operations...........................     3.18        .43       1.56       3.58       (2.37)
                                                             -------    -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net...................................     (.25)      (.19)      (.15)      (.13)       (.11)
  Realized gain--net.......................................    (1.80)     (1.17)      (.02)        --        (.13)
                                                             -------    -------    -------    -------    --------
Total dividends and distributions..........................    (2.05)     (1.36)      (.17)      (.13)       (.24)
                                                             -------    -------    -------    -------    --------
Net asset value, end of year...............................  $ 15.86    $ 14.73    $ 15.66    $ 14.27    $  10.82
                                                             =======    =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................   21.67%      2.78%     10.94%     33.05%     (17.89%)
                                                             =======    =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................     .82%       .82%       .81%       .82%        .82%
                                                             =======    =======    =======    =======    ========
Investment income--net.....................................    1.38%      1.08%       .94%      1.02%        .87%
                                                             =======    =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................  $28,254    $30,552    $36,886    $38,154    $ 33,535
                                                             =======    =======    =======    =======    ========
Portfolio turnover.........................................   25.44%     37.07%     47.48%     24.57%      41.31%
                                                             =======    =======    =======    =======    ========
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                     DECEMBER 31,        FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ------------------    MAY 25, 2004+ TO
FINANCIAL STATEMENTS.                                          2006       2005      DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.74    $ 15.69         $ 14.29
                                                              -------    -------         -------
Investment income--net*.....................................      .20        .15             .08
Realized and unrealized gain--net...........................     2.97        .26            1.50
                                                              -------    -------         -------
Total from investment operations............................     3.17        .41            1.58
                                                              -------    -------         -------
Less dividends and distributions:
  Investment income--net....................................     (.25)      (.19)           (.16)
  Realized gain--net........................................    (1.80)     (1.17)           (.02)
                                                              -------    -------         -------
Total dividends and distributions...........................    (2.05)     (1.36)          (0.18)
                                                              -------    -------         -------
Net asset value, end of period..............................  $ 15.86    $ 14.74         $ 15.69
                                                              =======    =======         =======
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   21.59%      2.62%          11.08%@
                                                              =======    =======         =======
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .92%       .92%            .92%***
                                                              =======    =======         =======
Investment income--net......................................    1.30%       .98%            .89%***
                                                              =======    =======         =======
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $17,042    $ 6,211         $ 2,730
                                                              =======    =======         =======
Portfolio turnover..........................................   25.44%     37.07%          47.48%
                                                              =======    =======         =======
-----------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Basic Value V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Basic Value V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of

--------------------------------------------------------------------------------

business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in

--------------------------------------------------------------------------------

Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2006, the Fund lent securities with a value of $55,337,888 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $50,432 in securities lending agent fees from the Fund.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $16,108 and $4,608, respectively, for certain accounting services.

  In addition, MLPF&S received $171,516 in commissions on the execution of portfolio security transactions for the Fund for year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an

--------------------------------------------------------------------------------

affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $254,415,774 and $472,510,526, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $125,798,024 and $216,808,223 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
------------------------------------------------------------------
Shares sold..........................      593,312   $   9,476,559
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    7,158,864     113,795,693
                                       -----------   -------------
Total issued.........................    7,752,176     123,272,252
Shares redeemed......................  (16,151,194)   (254,858,750)
                                       -----------   -------------
Net decrease.........................   (8,399,018)  $(131,586,498)
                                       ===========   =============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
------------------------------------------------------------------
Shares sold..........................    1,395,676   $  21,413,395
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    6,084,585      90,209,167
                                       -----------   -------------
Total issued.........................    7,480,261     111,622,562
Shares redeemed......................  (21,307,235)   (327,769,202)
                                       -----------   -------------
Net decrease.........................  (13,826,974)  $(216,146,640)
                                       ===========   =============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2006                            Shares      Amount
------------------------------------------------------------------
Shares sold...............................    17,035   $   289,436
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   207,992     3,295,646
                                            --------   -----------
Total issued..............................   225,027     3,585,082
Share redeemed............................  (517,924)   (8,342,928)
                                            --------   -----------
Net decrease..............................  (292,897)  $(4,757,846)
                                            ========   ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                            Shares      Amount
------------------------------------------------------------------
Shares sold...............................    20,706   $   314,669
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   178,118     2,632,986
                                            --------   -----------
Total issued..............................   198,824     2,947,655
Shares redeemed...........................  (479,932)   (7,395,130)
                                            --------   -----------
Net decrease..............................  (281,108)  $(4,447,475)
                                            ========   ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                      Dollar
December 31, 2006                            Shares      Amount
------------------------------------------------------------------
Shares sold...............................   723,635   $11,785,595
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   120,383     1,908,442
                                            --------   -----------
Total issued..............................   844,018    13,694,037
Shares redeemed...........................  (190,808)   (3,147,717)
                                            --------   -----------
Net increase..............................   653,210   $10,546,320
                                            ========   ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                       Dollar
December 31, 2005                             Shares      Amount
------------------------------------------------------------------
Shares sold.................................  238,497   $3,675,651
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..............................   34,618      511,227
                                              -------   ----------
Total issued................................  273,115    4,186,878
Shares redeemed.............................  (25,868)    (400,986)
                                              -------   ----------
Net increase................................  247,247   $3,785,892
                                              =======   ==========
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $ 28,205,268   $21,913,790
 Net long-term capital gains..........    90,794,513    71,439,590
                                        ------------   -----------
Total taxable distributions...........  $118,999,781   $93,353,380
                                        ============   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $    364,557
Undistributed long-term capital gains--net.........     5,662,348
                                                     ------------
Total undistributed earnings--net..................     6,026,905
Capital loss carryforward..........................            --
Unrealized gains--net..............................   208,619,406*
                                                     ------------
Total accumulated earnings--net....................  $214,646,311
                                                     ============
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

        BLACKROCK BOND V.I. FUND
  ------------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided competitive returns for the fiscal year relative to the benchmark Lehman Brothers Aggregate Bond Index.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Bond V.I. Fund's (formerly Mercury Core Bond V.I. Fund) Class I Shares had a total return of +4.39%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +4.33%.

  The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points (.02%) below the 4.41% yield on the two-year Treasury note. At the end of December, the 10- and two-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year. The yield on the two-year note peaked at 5.29% in late June 2006, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

  The Federal Reserve Board (the Fed) raised the target federal funds rate in five increments of .25% during the year, bringing the target rate from 4.00% to 5.25%. However, the Fed held the rate steady at its meetings in August, September, October and December. Gross domestic product (GDP) in the U.S. grew at a rate of 2.0% in the third quarter of 2006. This represented a downturn from the 2.6% growth rate for the second quarter of the year, and was considerably lower than the 5.6% rate for the first quarter.

  The Fund's performance was influenced by our duration profile, yield curve strategy and sector allocation decisions. In the first quarter of the year, we had positioned the portfolio for a flattening yield curve, expressed largely through an underexposure to the two- to five-year part of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy paid off as short-term yields rose more than long-term yields. That effect reversed in March as the yield curve began to resteepen, and we took the opportunity to begin moving away from our flattening bias.

  Similarly, we began the fiscal year with a relatively short duration but started to minimize that bias somewhat as the Fed approached its desired "neutral" federal funds target. By mid-year, the Fund was positioned with a slightly long duration, a posture we assumed as the 10-year Treasury yield approached 5.25%. Our increasing duration hurt performance at times when interest rates rose (as a shorter duration means less sensitivity to interest rate risk, and vice versa). However, our longer relative duration was a positive in the third quarter as yields began to move lower. The Fund's new management team shifted to a shorter duration in the fourth quarter, and this had a modest positive effect on performance as rates moved marginally higher, reversing a portion of the significant rally experienced in the third quarter.

  In terms of specific fixed income sectors, we maintained a neutral to slightly underweight position in corporate bonds and mortgages for much of the year, a strategy that benefited performance when credit spreads widened but detracted when spreads tightened. Conversely, we overweighted high-quality short-duration assets, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). This enhanced performance during the year, as these sectors offered an incremental yield advantage over Treasury issues.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We actively adjusted the portfolio's duration profile based on our assessment of interest rate direction. We began the year with a relatively short duration. In March, the Treasury curve steepened by 20 basis points between the two-and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to move from a short duration bias toward a more neutral duration profile. By the second quarter of 2006, as long-term rates continued to rise, the Fund's duration was slightly longer than that of the benchmark index. In our view, the 10-year U.S. Treasury began to represent value as its yield approached 5.25%.

  A new management team assumed responsibility for the portfolio in the fourth quarter and, at that time, shifted the Fund's duration from

--------------------------------------------------------------------------------

long to short versus the benchmark. This was consistent with the team's view that the Fed is likely to remain on hold, not cut interest rates as markets have priced in.

  Turning to sectors, the portfolio was underweight in corporate bonds for much of the year as credit spreads remained tight, meaning there was little additional yield to be gained in exchange for the risk involved. The new management team reduced exposure to corporate bonds in the fourth quarter based on the belief that event risk remains high, valuations are unattractive and fundamentals appear to have peaked. At period-end, 13% of the Fund's net assets was invested in investment-grade corporate bonds, compared to 23% at the start of the year. In addition, a small currency position in the Japanese yen was established in the final three months of the fiscal year.

  For the most part, we continued to favor high-quality spread sectors throughout the year for their yield-enhancement potential.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At December 31, 2006, the Fund was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities. The portfolio held notable overweights in high-quality, short-duration spread product, including CMBS and ABS issues. The portfolio also ended the fiscal year with an above-average exposure to mortgages, specifically in the 15-year and non-index sectors, including ARMs and CMOs.

  The Fund is positioned with a short duration versus the benchmark, as we continue to believe that both a modest rebound in economic growth during the fourth quarter and core inflation remaining outside of the Fed's comfort zone will keep the central bank on hold.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Matthew Marra
Portfolio Manager

Andrew Phillips
Portfolio Manager

January 22, 2007
---------------------------------------------------------

Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income and a member of the firm's Executive and Management Committees. He is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.
---------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                                BLACKROCK BOND V.I. FUND+--         LEHMAN BROTHERS AGGREGATE
                                                                      CLASS I SHARES*                      BOND INDEX++
                                                                ---------------------------         -------------------------
12/96                                                                      10000                              10000
12/97                                                                      10861                              10965
12/98                                                                      11711                              11918
12/99                                                                      11437                              11820
12/00                                                                      12580                              13194
12/01                                                                      13418                              14308
12/02                                                                      14700                              15776
12/03                                                                      15396                              16423
12/04                                                                      16088                              17136
12/05                                                                      16407                              17552
12/06                                                                      17127                              18313

                                                   BLACKROCK BOND V.I.         BLACKROCK BOND V.I.           LEHMAN BROTHERS
                                                 FUND+--CLASS II SHARES*    FUND+--CLASS III SHARES*     AGGREGATE BOND INDEX++
                                                 -----------------------    ------------------------     ----------------------
9/30/04**                                               10000.00                    10000.00                    10000.00
12/04                                                   10108.00                    10108.00                    10095.00
12/05                                                   10317.00                    10317.00                    10341.00
12/06                                                   10781.00                    10772.00                    10789.00

  * Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
 ** Commencement of Operations.
  + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.39%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +5.00
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         +5.53
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.49%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +3.39
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.40%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +3.36
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +5.17%         +4.39%          4.88%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +5.14          +4.49             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +5.05          +4.40             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +5.09          +4.33             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,051.70             $2.78
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,051.40             $2.26
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,051.50             $2.26
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.39             $2.74
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.89             $2.23
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.89             $2.23
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.54% for Class I, .44% for Class II and .44% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .69% and .79%, the actual expenses paid would have been approximately $3.50 and $4.00, and the hypothetical expenses paid would have been approximately $3.55 and $4.06 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Asset-Backed Securities.....................................        27.4%
U.S. Government Agency Mortgage-Backed Securities...........        26.2
Non-Government Agency Mortgage-Backed Securities............        17.5
Corporate Bonds.............................................        12.2
U.S. Government & Agency Obligations........................         9.5
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...........         4.6
Preferred Securities........................................         0.8
Foreign Government Obligations..............................         0.2
Other*......................................................         1.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    ----------------------------------------------------------------------------
    BLACKROCK VARIABLE SERIES FUNDS, INC.
    BlackRock Bond V.I. Fund
    Proxy Results
    ----------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Bond V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                        FOR          AGAINST        ABSTAIN
--------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with BlackRock
Advisors, Inc....................................................    39,572,737      550,728       1,077,944
--------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with BlackRock
  Advisors, Inc..................................................    39,417,185      647,248       1,136,976
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                       ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 ACE Securities Corp.(b):
                              $     122,036        Series 2003-OP1 Class A2, 5.71% due 12/25/2033...  $     122,312
                                  2,000,000        Series 2005-ASP1 Class M1, 6.03% due 9/25/2035...      2,014,887
                                  5,200,000        Series 2005-HE6 Class A2B, 5.55% due 10/25/2035..      5,201,938
                                  3,420,651        Series 2006-NC3 Class A2A, 5.37% due 12/25/2036..      3,420,685
                                  3,116,315      Aegis Asset Backed Securities Trust Series 2006-1
                                                   Class A1, 5.43% due 1/25/2037(b).................      3,116,096
                                                 Ameriquest Mortgage Securities, Inc.(b):
                                  1,800,000        Series 2003-7 Class M1, 6.20% due 8/25/2033......      1,814,737
                                  1,600,000        Series 2004-R1 Class M2, 5.93% due 2/25/2034.....      1,604,402
                                        107      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                   5.71% due 11/25/2034(b)..........................            107
                                  2,641,322      Asset Backed Funding Certificates Series 2006-OPT3
                                                   Class A3A, 5.38% due 11/25/2036(b)...............      2,641,586
                                                 Bear Stearns Asset Backed Securities, Inc.(b):
                                     26,310        Series 2004-HE9 Class 1A2, 5.72% due 3/25/2032...         26,310
                                  1,810,517        Series 2005-4 Class A, 5.68% due 1/25/2036.......      1,811,322
                                  5,300,000        Series 2005-HE10 Class A2, 5.64% due 8/25/2035...      5,313,033
                                  2,000,000        Series 2005-SD1 Class 1A2, 5.65% due 7/25/2027...      2,005,115
                                  3,627,478        Series 2006-HE8 Class 1A1, 5.42% due 10/25/2036..      3,627,651
                                    900,000      Capital Auto Receivables Asset Trust Series 2004-2
                                                   Class D, 5.82% due 5/15/2012(a)..................        888,200
                                  4,675,000      Citibank Credit Card Issuance Trust Series 2003-A8
                                                   Class A8, 3.50% due 8/16/2010....................      4,554,477
                                                 Countrywide Asset Backed Certificates(b):
                                    994,894        Series 2003-2 Class M1, 6.05% due 6/26/2033......      1,004,728
                                    171,868        Series 2003-BC3 Class A2, 5.66% due 9/25/2033....        171,874
                                    699,060        Series 2004-5 Class A, 5.80% due 10/25/2034......        706,400
                                  1,600,000        Series 2004-5 Class M2, 6.02% due 7/25/2034......      1,611,812
                                  1,750,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033...      1,725,838
                                  1,750,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034..      1,712,278
                                  3,936,254        Series 2006-20 Class 2A1, 4.77% due 4/25/2028....      3,936,293
                                  2,687,636        Series 2006-22 Class 2A1, 5.40% due 12/25/2036...      2,687,553
                                    764,445      Credit-Based Asset Servicing and Securitization
                                                   Series 2005-CB2 Class AV2, 5.55% due
                                                   4/25/2036(b).....................................        764,624
                                  3,325,000      Daimler Chrysler Auto Trust Series 2006-D Class A3,
                                                   4.98% due 2/08/2011..............................      3,316,507
                                  2,800,000      Equifirst Mortgage Loan Trust Series 2004-2 Class
                                                   M1, 5.90% due 7/25/2034(b).......................      2,813,847
                                                 First Franklin Mortgage Loan Asset Backed
                                                   Certificates(b):
                                  1,157,913        Series 2004-FF10 Class A2, 5.75% due 12/25/2032..      1,159,764
                                  3,911,731        Series 2005-FF10 Class A6, 5.70% due 11/25/2035..      3,915,160
                                  3,175,000      Fremont Home Loan Trust Series 2005-E Class 2A2,
                                                   5.52% due 1/25/2036(b)...........................      3,176,027
                                  2,850,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                                                   Class B, 5.61% due 7/20/2009(b)..................      2,852,623
                                                 Home Equity Asset Trust(b):
                                  1,154,124        Series 2005-1 Class A2, 5.63% due 5/25/2035......      1,156,390
                                  1,019,841        Series 2005-3 Class 1A2, 5.60% due 8/25/2035.....      1,020,291
                                  3,500,000      Honda Auto Receivables Owner Trust Series 2006-3
                                                   Class A3, 5.12% due 10/15/2010...................      3,495,689
                                  3,550,000      Indymac Residential Asset Backed Trust Series
                                                   2006-E Class 2A1, 5.38% due 4/25/2037(b).........      3,548,891

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                   ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                              $   1,342,568      Irwin Home Equity Series 2005-C Class 1A1, 5.61%
                                                   due 4/25/2030(b).................................  $   1,343,015
                                  2,504,144      JPMorgan Mortgage Acquisition Corp. Series 2006-HE3
                                                   Class A2, 5.42% due 11/25/2036(b)................      2,504,184
                                    273,569      Long Beach Mortgage Loan Trust Series 2002-4 Class
                                                   2A, 5.81% due 11/26/2032(b)......................        273,700
                                  4,600,000      MBNA Credit Card Master Note Trust Series 2005-A7
                                                   Class A7, 4.30% due 2/15/2011....................      4,539,705
                                                 Morgan Stanley ABS Capital I, Inc.(b):
                                  1,220,639        Series 2005-HE1 Class A2MZ, 5.65% due
                                                   12/25/2034.......................................      1,223,081
                                    561,179        Series 2005-NC2 Class A1MZ, 5.60% due 3/25/2035..        561,470
                                    581,734        Series 2005-NC2 Class A2MZ, 5.60% due 3/25/2035..        582,042
                                  2,991,850        Series 2006-HE8 Class A2A, 5.40% due 10/25/2035..      2,992,717
                                                 New Century Home Equity Loan Trust(b):
                                    137,714        Series 2004-3 Class A3, 5.74% due 11/25/2034.....        137,751
                                  1,955,488        Series 2005-2 Class A2MZ, 5.61% due 6/25/2035....      1,958,344
                                  2,624,376        Series 2005-3 Class A2B, 5.53% due 7/25/2035.....      2,624,922
                                    550,663      Option One Mortgage Loan Trust Series 2003-4 Class
                                                   A2, 5.67% due 7/25/2033(b).......................        551,774
                                                 Park Place Securities, Inc. Series 2005-WCH1(b):
                                    717,074        Class A1B, 5.65% due 1/25/2035...................        718,178
                                    592,660        Class A3D, 5.69% due 1/25/2035...................        593,649
                                    750,000      Popular ABS Mortgage Pass-Through Trust Series
                                                   2005-1 Class M2, 5.507% due 5/25/2035............        735,646
                                  3,428,185      RAAC Series 2005-SP2 Class 2A, 5.65% due
                                                   6/25/2044(b).....................................      3,431,698
                                                 Residential Asset Mortgage Products, Inc.(b):
                                  1,667,899        Series 2004-RS11 Class A2, 5.62% due 12/25/2033..      1,672,751
                                  2,497,940        Series 2005-RS3 Class AI2, 5.52% due 3/25/2035...      2,502,984
                                  3,224,152        Series 2006-EFC2 Class A1, 5.41% due 12/25/2036..      3,224,498
                                    599,244      Residential Asset Securities Corp. Series 2003-KS5
                                                   Class AIIB, 5.64% due 7/25/2033(b)...............        599,381
                                  3,415,444      SLM Student Loan Trust Series 2002-1 Class A2,
                                                   5.49% due 4/25/2017(b)...........................      3,423,504
                                  4,500,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                                                   Class A4, 5.65% due 11/25/2035(b)................      4,510,148
                                                 Structured Asset Investment Loan Trust(b):
                                  3,250,000        Series 2003-BC6 Class M1, 6.10% due 7/25/2033....      3,259,070
                                  2,600,000        Series 2003-BC7 Class M1, 6.10% due 7/25/2033....      2,607,418
                                  1,090,000        Series 2004-8 Class M4, 6.35% due 9/25/2034......      1,095,072
                                    944,674      Structured Asset Securities Corp. Series 2004-23XS
                                                   Class 2A1, 4.55% due 1/25/2035(b)................        946,724
                                                 USAA Auto Owner Trust:
                                  2,850,000        Series 2005-3 Class A4, 4.63% due 5/15/2012......      2,817,537
                                  3,050,000        Series 2006-4 Class A3, 5.01% due 6/15/2011......      3,043,397
                                  2,825,000        Series 2006-4 Class A4, 4.98% due 10/15/2012.....      2,816,215
                                    635,433      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                   A32, 5.69% due 2/25/2032(b)......................        635,905
                                    107,947      Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                   due 3/15/2011....................................        107,772
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET-BACKED SECURITIES
                                                 (COST--$136,979,176)--31.5%........................    136,973,699
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae:
                                  9,180,000        4% due 2/28/2007.................................      9,162,953
                                  4,840,000        7.125% due 1/15/2030.............................      6,075,187

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT             U.S. GOVERNMENT & AGENCY OBLIGATIONS              VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. Treasury Bonds:
                              $     380,000        8.125% due 8/15/2019.............................  $     496,464
                                  1,320,000        7.25% due 8/15/2022(c)...........................      1,655,466
                                    270,000        6.25% due 8/15/2023..............................        310,774
                                    270,000        6.625% due 2/15/2027.............................        329,063
                                  5,000,000        5.375% due 2/15/2031.............................      5,355,860
                                  3,775,000        4.50% due 2/15/2036..............................      3,589,791
                                                 U.S. Treasury Inflation Indexed Bonds:
                                  3,870,704        3.875% due 1/15/2009.............................      3,977,149
                                  3,382,793        3.50% due 1/15/2011..............................      3,521,542
                                  7,137,517        1.625% due 1/15/2015.............................      6,718,188
                                  5,163,864        2.50% due 7/15/2016..............................      5,202,995
                                  1,322,464        2% due 1/15/2026.................................      1,243,736
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$46,535,519)--11.0%.........................     47,639,168
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AGENCY
                                                   MORTGAGE-BACKED SECURITIES+--
                                                   COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae Trust:
                                 11,040,576        Series 360 Class 2, 5.00% due 8/01/2035(h).......      2,648,413
                                  5,014,151        Series 378 Class 4, 5.00% due 7/01/2036(h).......      1,146,203
                                  3,459,782        Series 2003-9 Class DA, 4.50% due 12/25/2016.....      3,390,448
                                  1,273,046        Series 2005-47 Class PA, 5.50% due 9/25/2024.....      1,272,392
                                  5,128,116        Series 2005-69 Class LE, 5.50% due 11/25/2033....      5,130,483
                                                 Freddie Mac Multiclass Certificates:
                                  1,397,029        Series 3068 Class VA, 5.50% due 10/15/2016.......      1,397,465
                                  4,042,331        Series 3087 Class VA, 5.50% due 3/15/2015........      4,048,121
                                  2,401,073        Series 3137 Class XP, 6.00% due 4/15/2036........      2,445,390
                                  1,287,885        Series 3138 Class PA, 5.50% due 2/15/2027........      1,290,873
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES--
                                                 COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 (COST--$22,890,194)--5.2%..........................     22,769,788
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AGENCY
                                                   MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                  3,000,000        4.00% due 12/01/2011(g)..........................      2,822,814
                                  7,000,000        4.50% due 1/15/2022(g)...........................      6,750,625
                                 18,113,184        5.00% due 1/15/2022-1/15/2037(g).................     17,669,278
                                 33,740,420        5.50% due 1/15/2022-5/01/2036(g).................     33,719,982
                                  2,231,326        5.992% due 11/01/2036(b).........................      2,256,553
                                 25,284,792        6.00% due 2/01/2017-1/15/2037(g).................     25,503,708
                                 14,503,651        6.50% due 5/01/2032-1/15/2037(g).................     14,781,386
                                                 Freddie Mac Mortgage Participation Certificates:
                                  9,528,039        5.00% due 12/01/2035-11/01/2036..................      9,193,612
                                     47,363        5.50% due 10/01/2034.............................         46,890
                                  9,642,584        6.00% due 5/01/2035-1/15/2037(g).................      9,712,607
                                  3,111,459        6.017% due 11/01/2036............................      3,143,478
                                  3,425,000        6.045% due 12/01/2036............................      3,437,296
                                    669,093        7.00% due 10/01/2031-9/01/2032...................        688,164
                                    248,058        7.50% due 5/01/2032..............................        257,094
                                    802,025      Ginnie Mae MBS Certificates, 6.50% due 4/15/2032-
                                                   9/15/2034........................................        822,929
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$131,402,234)--30.1%........................    130,806,416
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE                     NON-GOVERNMENT AGENCY
                                     AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE       $   2,349,345      Countrywide Alternative Loan Trust Series
OBLIGATIONS--4.5%
                                                   2006-OC10 Class 2A1, 5.44% due 11/25/2036(b).....  $   2,348,527
                                                 Impac Secured Assets CMN Owner Trust Series
                                                   2004-3(b):
                                  1,316,283        Class 1A4, 5.75% due 11/25/2034..................      1,319,182
                                  2,200,000        Class M1, 5.95% due 11/25/2034...................      2,206,827
                                  3,359,607      JPMorgan Mortgage Trust Series 2005-A2 Class
                                                   4A1, 5.21% due 4/25/2035(b)......................      3,294,540
                                  2,232,493      Morgan Stanley Mortgage Loan Trust Series
                                                   2006-3AR Class 2A3, 5.92% due 3/25/2036(b).......      2,251,475
                                  1,411,945      RMAC Plc Series 2003-NS2A Class A2C, 5.76% due
                                                   9/12/2035(b).....................................      1,414,152
                                  4,034,655      Residential Accredit Loans, Inc. Series 2005-QS12
                                                   Class A8, 5.66% due 8/25/2035(b).................      4,036,833
                                                 Structured Asset Securities Corp.(b):
                                    812,828        Series 2005-GEL2 Class A, 5.63% due 4/25/2035....        813,285
                                  1,800,161        Series 2005-OPT1 Class A4M, 5.70% due
                                                   11/25/2035.......................................      1,801,090
                                                                                                      -------------
                                                                                                         19,485,911
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED        2,800,000      Banc of America Commercial Mortgage, Inc. Series
SECURITIES--15.6%                                  2003-2 Class A3, 4.873% due 3/11/2041............      2,752,848
                                                 Bear Stearns Commercial Mortgage Securities:
                                  3,280,000        Series 1998-C1 Class A2, 6.44% due 6/16/2030.....      3,318,012
                                  1,250,000        Series 2002-FL1A Class D, 5.77% due
                                                   8/03/2014(a)(b)..................................      1,250,000
                                  2,715,862      CS First Boston Mortgage Securities Corp. Series
                                                   2002-CP5 Class A1, 4.11% due 12/15/2035..........      2,650,555
                                  2,360,000      CWCapital Cobalt Series 2006-C1 Class A4, 5.223%
                                                   due 8/15/2048....................................      2,333,542
                                  3,025,000      Capco America Securitization Corp. Series 1998-D7
                                                   Class A1B, 6.26% due 10/15/2030..................      3,060,344
                                  2,510,000      Chase Commercial Mortgage Securities Corp. Series
                                                   1999-2 Class A2, 7.198% due 1/15/2032............      2,619,204
                                  2,574,800      DLJ Commercial Mortgage Corp. Series 1998-CG1 Class
                                                   A1B, 6.41% due 6/10/2031.........................      2,598,141
                                                 First Union National Bank Commercial Mortgage:
                                  2,770,000        Series 1999-C4 Class E, 8.15% due
                                                   12/15/2031(a)(b).................................      2,964,235
                                  3,275,000        Series 2001-C2 Class B, 6.819% due 1/12/2043.....      3,462,860
                                  2,648,528      First Union-Lehman Brothers-Bank of America Series
                                                   1998-C2 Class A2, 6.56% due 11/18/2035...........      2,675,995
                                  2,850,000      GS Mortgage Securities Corp. II Series 2006-GG6
                                                   Class A2, 5.506% due 4/10/2038(b)................      2,877,061
                                                 Greenwich Capital Commercial Funding Corp. Series
                                                   2004-GG1:
                                  4,180,000        Class A4, 4.755% due 6/10/2036...................      4,123,862
                                  2,720,000        Class A5, 4.883% due 6/10/2036...................      2,684,671
                                                 JPMorgan Chase Commercial Mortgage Securities
                                                   Corp.:
                                  2,735,000        Series 2001-CIB2 Class A3, 6.429% due
                                                   4/15/2035........................................      2,856,627
                                  2,300,000        Series 2006-CB17 Class A4, 5.429% due
                                                   12/12/2043.......................................      2,311,665
                                                 LB-UBS Commercial Mortgage Trust:
                                  2,660,000        Series 2000-C3 Class A2, 7.95% due 5/15/2025.....      2,843,820
                                  2,950,000        Series 2005-C3 Class A5, 4.739% due 7/15/2030....      2,835,883
                                  2,300,000      Morgan Stanley Capital I Series 2006-IQ12 Class A4,
                                                   5.319% due 12/15/2043(b).........................      2,292,902
                                  2,655,969      Morgan Stanley Dean Witter Capital I Series 2000-
                                                   LIFE Class A2, 7.57% due 11/15/2036..............      2,793,184

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE                     NON-GOVERNMENT AGENCY
                                     AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-
                                                 Mortgage Capital Funding, Inc.:
BACKED SECURITIES             $   2,600,000        Series 1998-MC1 Class E, 7.06% due 3/18/2030.....  $   2,635,373
(CONCLUDED)                       2,780,000        Series 1998-MC2 Class B, 6.549% due 6/18/2030....      2,815,568
                                  2,425,000      Salomon Brothers Mortgage Securities VII Series
                                                   2000-C1 Class A2, 7.52% due 12/18/2009...........      2,550,868
                                                 Wachovia Bank Commercial Mortgage Trust:
                                  2,480,000        Series 2005-C20 Class A6A, 5.11% due
                                                   7/15/2042(b).....................................      2,456,268
                                  2,250,000        Series 2006-C28 Class A4, 5.572% due 10/15/2048..      2,282,861
                                                                                                      -------------
                                                                                                         68,046,349
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NON-GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$87,811,757)--20.1%.........................     87,532,260
--------------------------------------------------------------------------------------------------------------------
          INDUSTRY                                                 CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%           640,000      Honeywell International, Inc., 5.70% due
                                                   3/15/2036........................................        636,333
                                    640,000      Raytheon Co., 8.30% due 3/01/2010..................        694,833
                                                                                                      -------------
                                                                                                          1,331,166
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.5%                      529,250      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012........................................        513,637
                                    600,000      Continental Airlines, Inc. Series 2002-1, 6.563%
                                                   due 8/15/2013....................................        620,452
                                    940,000      Southwest Airlines Co., 7.875% due 9/01/2007.......        953,713
                                                                                                      -------------
                                                                                                          2,087,802
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%             195,000      Momentive Performance Materials, Inc.,10.125% due
                                                   12/01/2014(a)....................................        195,975
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.5%            1,250,000      Barclays Bank Plc, 8.55%(a)(e).....................      1,398,809
                                    810,000      Corporacion Andina de Fomento, 6.875% due
                                                   3/15/2012........................................        861,372
                                  4,225,000      Eksportfinans A/S, 5.125% due 10/26/2011...........      4,230,201
                                                                                                      -------------
                                                                                                          6,490,382
                              .............
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%              665,000      MBNA America Bank NA, 4.625% due 8/03/2009.........        655,909
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               780,000      Bank of America Corp., 4.875% due 9/15/2012........        764,412
SERVICES--3.3%                    1,910,000      Citigroup, Inc., 5.625% due 8/27/2012..............      1,937,636
                                    585,000      JPMorgan Chase & Co., 4.891% due 9/01/2015(b)......        573,229
                                                 Links Finance Corp.(b):
                                  1,200,000        5.61% due 9/15/2010..............................      1,201,008
                                  1,200,000        Series 54, 5.61% due 9/15/2010...................      1,201,008
                                  1,200,000        Series 55, 5.61% due 9/15/2010...................      1,199,300
                                                 Sigma Finance Corp.(b)(f):
                                  4,850,000        7.374% due 8/15/2011.............................      4,850,000
                                  2,400,000        7.364% due 3/31/2014(a)..........................      2,408,018
                                                                                                      -------------
                                                                                                         14,134,611
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         980,000      AT&T, Inc., 6.45% due 6/15/2034....................        994,530
TELECOMMUNICATION                   500,000      BellSouth Corp., 6% due 11/15/2034.................        480,057
SERVICES--1.0%                      570,000      Deutsche Telekom International Finance BV, 8.25%
                                                   due 6/15/2030....................................        700,724
                                  1,620,000      GTE Corp., 6.84% due 4/15/2018.....................      1,722,235
                                    705,000      Telecom Italia Capital SA, 6% due 9/30/2034........        639,411
                                                                                                      -------------
                                                                                                          4,536,957
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE
          INDUSTRY                   AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%      $     285,000      Jersey Central Power & Light Co., 6.40% due
                                                   5/15/2036........................................  $     295,990
                                    575,000      Nevada Power Co., 6.65% due 4/01/2036..............        597,332
                                    610,000      Progress Energy, Inc., 5.625% due 1/15/2016........        608,579
                                    780,000      Sierra Pacific Power Co., 6% due 5/15/2016.........        781,702
                                    740,000      Southern California Edison Co., 5.625% due
                                                   2/01/2036........................................        716,324
                                                                                                      -------------
                                                                                                          2,999,927
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  515,000      Weatherford International Ltd., 5.50% due
SERVICES--0.1%                                     2/15/2016........................................        500,248
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             540,000      UnitedHealth Group, Inc., 5.80% due 3/15/2036......        530,992
SERVICES--0.1%
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          800,000      Hutchison Whampoa International (03/33) Ltd., 7.45%
CONGLOMERATES--0.2%                                due 11/24/2033(a)................................        922,424
--------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%                     805,000      American International Group, Inc., 6.25% due
                                                   5/01/2036........................................        855,296
                                    895,000      Metlife, Inc., 6.40% due 12/15/2036(b).............        899,123
                                                                                                      -------------
                                                                                                          1,754,419
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.4%                       1,055,000      Comcast Corp., 6.50% due 1/15/2017.................      1,100,916
                                    660,000      Cox Communications, Inc., 7.125% due 10/01/2012....        703,604
                                    220,000      Idearc, Inc., 8% due 11/15/2016(a).................        223,300
                                    330,000      News America Holdings, 9.25% due 2/01/2013.........        387,213
                                                 News America, Inc.:
                                    890,000        6.40% due 12/15/2035.............................        884,156
                                    555,000        6.75% due 1/09/2038..............................        590,210
                                  1,790,000      Time Warner Companies, Inc., 9.125% due
                                                   1/15/2013........................................      2,085,332
                                                                                                      -------------
                                                                                                          5,974,731
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.0%               365,000      Xcel Energy, Inc., 6.50% due 7/01/2036.............        385,639
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.2%            915,000      Xerox Corp., 6.40% due 3/15/2016...................        934,444
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE               630,000      Consolidated Natural Gas Co., 5% due 12/01/2014....        605,775
FUELS--2.3%                         840,000      Kern River Funding Corp., 4.893% due 4/30/2018(a)..        815,472
                                    695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(a).....        686,291
                                    990,000      Northwest Pipeline Corp., 7% due 6/15/2016.........      1,034,550
                                  3,350,000      Pemex Project Funding Master Trust, 6.66% due
                                                   6/15/2010(a)(b)..................................      3,438,775
                                    770,000      Petro-Canada, 5.95% due 5/15/2035..................        730,146
                                    375,000      Sabine Pass LNG LP, 7.50% due 11/30/2016(a)........        373,594
                                  2,110,000      Ultramar Diamond Shamrock Corp., 6.75% due
                                                   10/15/2037.......................................      2,264,986
                                                                                                      -------------
                                                                                                          9,949,589
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%               675,000      Bristol-Myers Squibb Co., 5.875% due 11/15/2036....        664,219
                                    790,000      Wyeth, 6% due 2/15/2036............................        808,653
                                                                                                      -------------
                                                                                                          1,472,872
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT              500,000      Developers Diversified Realty Corp., 5.375% due
TRUSTS (REITS)--0.3%                               10/15/2012.......................................        495,202
                                    775,000      Nationwide Health Properties, Inc., 6.59% due
                                                   7/07/2038........................................        778,605
                                                                                                      -------------
                                                                                                          1,273,807
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
                                                 Freescale Semiconductor, Inc.(a):
SEMICONDUCTOR                       350,000        9.125% due 12/15/2014(i).........................        347,813
EQUIPMENT--0.9%                     145,000        9.244% due 12/15/2014(b).........................        143,731
                                  3,250,000      International Rectifier Corp., 4.25% due
                                                   7/15/2007(d).....................................      3,225,625
                                                                                                      -------------
                                                                                                          3,717,169
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                       FACE
          INDUSTRY                   AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION    $     506,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031..  $     657,580
SERVICES--0.3%                      365,000      Sprint Capital Corp., 8.75% due 3/15/2032..........        439,318
                                                                                                      -------------
                                                                                                          1,096,898
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$60,867,364)--14.0%                              60,945,961
--------------------------------------------------------------------------------------------------------------------
                                                           FOREIGN GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                 Mexico Government International Bond:
                                    596,000        6.375% due 1/16/2013.............................        626,694
                                    565,000        5.875% due 1/15/2014.............................        579,690
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                 (COST--$1,136,387)--0.3%...........................      1,206,384
--------------------------------------------------------------------------------------------------------------------
                                                                PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
          INDUSTRY                                                 Capital Trusts
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.2%              665,000      BAC Capital Trust VI, 5.625% due 3/08/2035.........        629,504
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%            585,000      Alabama Power Capital Trust V, 5.50% due
                                                   10/01/2042(b)....................................        584,931
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE               560,000      Pemex Project Funding Master Trust, 7.375% due
FUELS--0.1%                                        12/15/2014.......................................        616,560
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CAPITAL TRUSTS
                                                 (COST--$1,828,979)--0.4%...........................      1,830,995
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
                                       HELD                       PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   38,800      Fannie Mae, Series O, 7%(b)........................      2,068,525
FINANCE--0.5%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$2,158,250)--0.5%...........................      2,068,525
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$3,987,229)--0.9%...........................      3,899,520
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                     SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY        $   7,900,000      Federal Home Loan Bank System, 6.40% due
OBLIGATIONS**--1.8%                                1/02/2007........................................      7,900,000
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$7,900,000)--1.8%...........................      7,900,000
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$499,509,860*)--114.9%......................    499,673,196
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(14.9%).....    (64,799,984)
                                                                                                      -------------
                                                 NET ASSETS--100.0%.................................  $ 434,873,212
                                                                                                      =============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $500,626,543
                                                               ============
Gross unrealized appreciation...............................   $  2,146,464
Gross unrealized depreciation...............................     (3,099,811)
                                                               ------------
Net unrealized depreciation.................................   $   (953,347)
                                                               ============

** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

(d)  Convertible security.

(e)  The security is a perpetual bond and has no stated maturity date.

(f) Restricted securities as to resale, representing approximately 1.7% of net assets were as follows:

----------------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATES         COST        VALUE
----------------------------------------------------------------------------------------------------
Sigma Finance Corp., 7.374% due 8/15/2011...................    2/13/2004    $4,850,000   $4,850,000
Sigma Finance Corp., 7.364% due 3/31/2014...................    3/26/2004     2,400,000    2,408,018
----------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $7,250,000   $7,258,018
                                                                             ==========   ==========
----------------------------------------------------------------------------------------------------

(g) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing and/or selling securities for which all specific information is not available at this time.
(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.
(i) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.
(j)  Subject to principal paydowns.
- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Money Market Series.........   $(12,330,000)  $50,042
--------------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2006 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE        UNREALIZED
CONTRACTS             ISSUE                  DATE          VALUE      DEPRECIATION
----------------------------------------------------------------------------------
   15      10-Year U.S. Treasury Bond     March 2007    $ 1,633,213    $ (21,182)
   114     30-Year U.S. Treasury Bond     March 2007    $13,029,487     (325,612)
----------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION                                          $(346,794)
                                                                       =========
----------------------------------------------------------------------------------

-   Financial futures contracts sold as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION        FACE        UNREALIZED
CONTRACTS             ISSUE                  DATE          VALUE       APPRECIATION
-----------------------------------------------------------------------------------
   341         EuroDollar Futures         June 2007     $ 81,136,784    $  345,359
   127         EuroDollar Futures       September 2007  $ 30,212,885        77,372
   105      2-Year U.S. Treasury Bond     March 2007    $ 21,511,547        88,266
  1,053     5-Year U.S. Treasury Bond     March 2007    $111,830,994     1,200,181
-----------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                           $1,711,178
                                                                        ==========
-----------------------------------------------------------------------------------

-   Swap contracts outstanding as of December 31, 2006 were as follows:
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.06%
Broker, UBS Warburg
Expires July 2007...........................................  $79,750,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.13%
Broker, Lehman Brothers Special Finance
Expires January 2007........................................  $13,300,000            --
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008......................................  $ 1,980,000     $  35,983

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

Swap contracts outstanding as of December 31, 2006 were as follows (concluded):
------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase
Expires January 2009........................................  $ 4,062,000     $ (32,476)
Receive a fixed rate of 5.2725% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2009........................................  $14,000,000        57,492
Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2010........................................  $13,400,000        54,445
Receive a fixed rate of 5.157% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank A.G. London
Expires November 2010.......................................  $38,500,000        83,422
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000        (6,947)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000        19,179
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000       (36,936)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities
(TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $ 3,500,000      (110,506)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase
Expires March 2011..........................................  $ 1,225,000        (6,712)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $ 1,225,000       (18,195)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011...........................................  $ 1,185,000       (26,032)
Receive a fixed rate of 5.229% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services, Inc.
Expires October 2011........................................  $26,700,000       144,360
Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services, Inc.
Expires November 2011.......................................  $13,000,000       (35,663)
Bought credit default protection on Eastman Chemical Co. and pay 0.68%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2013......................................  $ 1,170,000        (7,700)
------------------------------------------------------------------------------------------
TOTAL.......................................................                  $ 113,714
                                                                              =========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$499,509,860).......................................                  $499,673,196
Unrealized appreciation on swaps............................                       394,881
Cash........................................................                       274,098
Foreign cash (cost $8,864,898)..............................                     8,739,453
Receivables:
  Securities sold...........................................  $ 23,964,569
  Capital shares sold.......................................    21,822,678
  Interest..................................................     3,010,301
  Variation margin..........................................        71,900
  Dividends.................................................        34,361
  Paydowns..................................................        31,209
  Swaps.....................................................           759      48,935,777
                                                              ------------
Prepaid expenses and other assets...........................                        56,094
                                                                              ------------
Total assets................................................                   558,073,499
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on swaps............................                       281,167
Payables:
  Securities purchased......................................   119,667,132
  Dividends to shareholders.................................     1,536,731
  Swaps.....................................................       808,958
  Custodian.................................................       553,739
  Investment adviser........................................       168,420
  Other affiliates..........................................         5,546
  Capital shares redeemed...................................           211     122,740,737
                                                              ------------
Accrued expenses and other liabilities......................                       178,383
                                                                              ------------
Total liabilities...........................................                   123,200,287
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $434,873,212
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                  $  3,651,866
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             9
Paid-in capital in excess of par............................                   439,073,353
Accumulated distributions in excess of investment
  income--net...............................................  $   (804,644)
Accumulated realized capital losses--net....................    (8,562,192)
Unrealized appreciation--net................................     1,514,811
                                                              ------------
Total accumulated losses--net...............................                    (7,852,025)
                                                                              ------------
NET ASSETS..................................................                  $434,873,212
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $434,871,064 and 36,518,662
  shares outstanding........................................                  $      11.91
                                                                              ============
Class II--Based on net assets of $1,074 and 90.12 shares
  outstanding...............................................                  $      11.92
                                                                              ============
Class III--Based on net assets of $1,073.75 and 90.12 shares
  outstanding...............................................                  $      11.91
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $23,883,207
Dividends...................................................                     139,218
Securities lending--net.....................................                      50,042
                                                                             -----------
Total income................................................                  24,072,467
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,082,731
Accounting services.........................................      137,140
Printing and shareholder reports............................       74,999
Custodian fees..............................................       49,652
Professional fees...........................................       43,748
Pricing services............................................       37,785
Directors' fees and expenses................................       27,358
Interest on securities sold short...........................       18,750
Transfer agent fees--Class I................................        5,001
Distribution fees--Class III................................            1
Other.......................................................       46,027
                                                              -----------
Total expenses..............................................                   2,523,192
                                                                             -----------
Investment income--net......................................                  21,549,275
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   (2,765,484)
  Financial futures contracts and swaps--net................   (2,733,952)
  Options written--net......................................     (172,801)
  Short sales--net..........................................      198,134
  Foreign currency transactions--net........................      (49,651)    (5,523,754)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     (902,714)
  Options written--net......................................      143,440
  Financial futures contracts and swaps--net................    3,174,126
  Foreign currency transactions--net........................     (122,880)     2,291,972
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (3,231,782)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $18,317,493
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 21,549,275   $  22,520,601
Realized loss--net..........................................    (5,523,754)       (453,565)
Change in unrealized appreciation/depreciation--net.........     2,291,972      (9,713,426)
                                                              ------------   -------------
Net increase in net assets resulting from operations........    18,317,493      12,353,610
                                                              ------------   -------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (21,281,066)    (29,872,057)
  Class II..................................................           (49)            (51)
  Class III.................................................           (49)            (51)
                                                              ------------   -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (21,281,164)    (29,872,159)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (70,412,138)    (87,806,658)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (73,375,809)   (105,325,207)
Beginning of year...........................................   508,249,021     613,574,228
                                                              ------------   -------------
End of year*................................................  $434,873,212   $ 508,249,021
                                                              ============   =============
------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (804,644)  $    (704,442)
                                                              ============   =============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            --------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  11.95    $  12.31    $  12.21    $  12.11    $  11.59
                                                         --------    --------    --------    --------    --------
Investment income--net**...............................       .55         .46         .39         .44         .56
Realized and unrealized gain (loss)--net...............      (.03)       (.22)        .15         .13         .52
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................       .52         .24         .54         .57        1.08
                                                         --------    --------    --------    --------    --------
Less dividends from investment income--net.............      (.56)       (.60)       (.44)       (.47)       (.56)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  11.91    $  11.95    $  12.31    $  12.21    $  12.11
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     4.39%       1.98%       4.51%       4.76%       9.57%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .55%        .53%        .51%        .50%        .50%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................     4.70%       3.71%       3.17%       3.62%       4.76%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $434,871    $508,247    $613,572    $693,508    $672,305
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................   271.96%     235.29%     194.07%     254.01%     274.08%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                  FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         DECEMBER 31,                FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ---------------------------     SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                           2006               2005       TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  11.96           $  12.31           $  12.28
                                                              --------           --------           --------
Investment income--net***...................................       .58                .46                .10
Realized and unrealized gain (loss)--net....................      (.05)              (.21)               .03
                                                              --------           --------           --------
Total from investment operations............................       .53                .25                .13
                                                              --------           --------           --------
Less dividends from investment income--net..................      (.57)              (.60)              (.10)
                                                              --------           --------           --------
Net asset value, end of period..............................  $  11.92           $  11.96           $  12.31
                                                              ========           ========           ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     4.49%              2.07%              1.08%++
                                                              ========           ========           ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .49%               .53%               .51%*
                                                              ========           ========           ========
Investment income--net......................................     4.86%              3.79%              3.40%*
                                                              ========           ========           ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1           $      1           $      1
                                                              ========           ========           ========
Portfolio turnover..........................................   271.96%            235.29%            194.07%
                                                              ========           ========           ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                   CLASS III
                                                              ----------------------------------------------------
                                                                  FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         DECEMBER 31,               FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ---------------------------     SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                           2006               2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  11.96           $  12.31          $  12.28
                                                              --------           --------          --------
Investment income--net***...................................       .57                .46               .10
Realized and unrealized gain (loss)--net....................      (.05)              (.21)              .03
                                                              --------           --------          --------
Total from investment operations............................       .52                .25               .13
                                                              --------           --------          --------
Less dividends from investment income--net..................      (.57)              (.60)             (.10)
                                                              --------           --------          --------
Net asset value, end of period..............................  $  11.91           $  11.96          $  12.31
                                                              ========           ========          ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     4.40%              2.07%             1.08%++
                                                              ========           ========          ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .52%               .53%              .51%*
                                                              ========           ========          ========
Investment income--net......................................     4.83%              3.79%             3.40%*
                                                              ========           ========          ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1           $      1          $      1
                                                              ========           ========          ========
Portfolio turnover..........................................   271.96%            235.29%           194.07%
                                                              ========           ========          ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006 FAM Variable Series Funds, Inc. and Mercury Core Bond V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Bond V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will

--------------------------------------------------------------------------------

generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies either to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considera-

--------------------------------------------------------------------------------

tions not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 define fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (l) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $368,313 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses on investments as a result of permanent

--------------------------------------------------------------------------------

differences attributable to foreign currency transactions, accounting for swap agreements and differences attributable to amortization methods of premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock High Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. For the year ended December 31, 2006, the aggregate average daily net assets of the Fund and the Company's BlackRock High Income V.I. Fund was approximately $686,918,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $21,095 in securities lending agent fees from the Fund.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $8,137 and $2,106, respectively, for certain accounting services.

  In addition, MLPF&S received $88 in commissions on the execution of portfolio security transactions for the Fund for year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

--------------------------------------------------------------------------------

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended December 31, 2006 were $1,238,259,994 and $1,248,087,005, respectively.

  Transactions in call options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------
                                               Number of    Premiums
Call Options Written                           Contracts*   Received
--------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................      57       $ 57,000
Options closed...............................     (57)       (57,000)
                                                  ---       --------
Outstanding call options written, end of
 year........................................      --             --
                                                  ===       ========
--------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

  Transactions in put options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------
                                              Number of    Premiums
Put Options Written                           Contracts*   Received
--------------------------------------------------------------------
Outstanding put options written, beginning
 of year....................................       77      $ 413,855
Options written.............................      446        204,142
Options closed..............................     (300)      (528,144)
Options expired.............................     (223)       (89,853)
                                                 ----      ---------
Outstanding put options written, end of
 year.......................................       --             --
                                                 ====      =========
--------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $70,412,138 and $87,806,658 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
------------------------------------------------------------------
Shares sold..........................    3,807,509   $  44,961,416
Shares issued to shareholders in
 reinvestment of dividends...........    1,842,402      21,751,292
                                       -----------   -------------
Total issued.........................    5,649,911      66,712,708
Shares redeemed......................  (11,661,276)   (137,124,944)
                                       -----------   -------------
Net decrease.........................   (6,011,365)  $ (70,412,236)
                                       ===========   =============
------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,654,618    $  56,185,919
Shares issued to shareholders in
 reinvestment of dividends.........    2,301,824       27,865,108
                                     -----------    -------------
Total issued.......................    6,956,442       84,051,027
Shares redeemed....................  (14,279,898)    (171,857,779)
                                     -----------    -------------
Net decrease.......................   (7,323,456)   $ (87,806,752)
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     4       $49
                                                    --       ---
Net increase....................................     4       $49
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     4       $47
                                                    --       ---
Net increase....................................     4       $47
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     4       $49
                                                    --       ---
Net increase....................................     4       $49
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $47
                                                    --       ---
Net increase....................................    4        $47
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $21,281,164   $29,872,159
                                         -----------   -----------
Total taxable distributions............  $21,281,164   $29,872,159
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $   127,616
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................      127,616
Capital loss carryforward...........................   (7,013,385)*
Unrealized losses--net..............................     (966,256)**
                                                      -----------
Total accumulated losses--net.......................  $(7,852,025)
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $7,013,385, of which $456,713 expires in 2008 and $6,556,672 expires in 2014.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain financial futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond V.I. Fund (formerly Mercury Core Bond V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK MONEY MARKET V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,023.60             $2.95
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,024.00             $3.75
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,024.10             $2.94
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.15             $2.95
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.36             $3.75
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.16             $2.94
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.58% for Class I, .74% for Class II and .58% for Class
   III), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). All of the outstanding shares of Class III were owned by an affiliated entity and did not accrue its distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratio would have been approximately .83%, the actual expenses paid would have been approximately $4.21 and the hypothetical expenses paid would have been approximately $4.20.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Portfolio Information
--------------------------------------------------------------------------------

                                                                AS OF        AS OF
PORTFOLIO COMPOSITION AS A PERCENT OF NET ASSETS              12/31/2006   12/31/2005
-------------------------------------------------------------------------------------
Bank Notes..................................................      4.4%         2.3%
Certificates of Deposit.....................................     11.1           --
Commercial Paper............................................     59.6         57.6
Corporate Bonds.............................................       --          0.9
Funding Agreements..........................................      7.4          7.7
Master Notes................................................       --          0.9
Medium-Term Notes...........................................      6.4          7.0
Repurchase Agreements.......................................      2.9          7.0
U.S. Government, Agency and Instrumentality
Obligations--Non-Discount...................................      6.5         16.2
Other Assets Less Liabilities...............................      1.7          0.4
                                                                -----        -----
TOTAL.......................................................    100.0%       100.0%
                                                                =====        =====
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve an new investment advisory agreement with
  BlackRock Advisors, Inc...................................   253,178,651     6,905,817      12,236,046
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................   255,060,257     7,571,261       9,688,996
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                     FACE                                            INTEREST    MATURITY
                                   AMOUNT                    ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--4.4%              $12,000,000    Bank of America, NA(a)...............    5.31 %     3/20/2007  $ 11,999,256
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL BANK NOTES
                                             (COST--$12,000,000)..........................................    11,999,256
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                 8,000,000    Branch Banking & Trust Co. ..........    5.275      1/12/2007     8,000,000
DEPOSIT--11.1%
                                4,000,000    Citibank, NA.........................    5.32       1/25/2007     4,000,010
                                3,500,000    Citibank, NA.........................    5.295      3/07/2007     3,499,811
                                8,000,000    Washington Mutual Bank...............    5.33       2/16/2007     8,000,046
                                7,000,000    Wells Fargo Bank, NA.................    5.01       2/13/2007     6,995,900
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CERTIFICATES OF DEPOSIT
                                             (COST--$30,496,010)..........................................    30,495,767
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--59.6%         1,600,000    Aspen Funding Corp. .................    5.37       2/28/2007     1,586,587
                               10,000,000    Atlantis One Funding Corp. ..........    5.23       3/09/2007     9,903,090
                                5,000,000    Atlas Capital Funding, Ltd. .........    5.28       3/19/2007     4,944,275
                                1,600,000    Bank of America Corp. ...............    5.39       2/01/2007     1,593,287
                                2,000,000    Barton Capital Corp. ................    5.47       1/09/2007     1,997,947
                                1,000,000    The Bear Stearns Cos., Inc. .........    5.37       2/07/2007       994,988
                                4,000,000    Beta Finance Inc. ...................    5.37       2/20/2007     3,971,671
                                1,000,000    Bryant Park Funding LLC..............    5.44       1/11/2007       998,680
                                6,068,000    Bryant Park Funding LLC..............    5.37       1/30/2007     6,043,128
                                4,250,000    Bryant Park Funding LLC..............    5.38       2/27/2007     4,215,406
                                2,000,000    CAFCO, LLC...........................    5.37       1/24/2007     1,993,851
                                1,000,000    CAFCO, LLC...........................    5.36       1/30/2007       995,909
                               10,000,000    CAFCO, LLC...........................    5.46       2/08/2007     9,945,939
                                8,000,000    Cancara Asset Securitization Ltd. ...    5.40       1/04/2007     7,997,658
                                3,000,000    Chariot Funding LLC..................    5.49       1/22/2007     2,991,133
                                3,463,000    Ciesco, LLC..........................    5.33       1/11/2007     3,458,503
                                6,200,000    Citigroup Funding Inc. ..............    5.34       1/26/2007     6,178,341
                                5,389,000    Cullinan Finance Corp. ..............    5.37       1/17/2007     5,377,189
                               10,000,000    Edison Asset Securitization, LLC.....    5.31       1/29/2007     9,960,976
                                3,400,000    General Electric Capital Corp. ......    5.30       1/16/2007     3,393,185
                                1,000,000    Hudson-Thames Capital, LLC...........    5.56       2/06/2007       994,828
                               13,900,000    ING America Insurance Holdings,
                                               Inc. ..............................    5.38       1/11/2007    13,882,119
                               13,000,000    Links Finance LLC....................    5.38       1/12/2007    12,981,239
                                4,000,000    Mane Funding Corp. ..................    5.25       3/16/2007     3,957,164
                               13,000,000    Morgan Stanley(a)....................    5.363      5/16/2007    13,000,000
                               12,000,000    Prudential Funding LLC...............    5.34       1/03/2007    11,998,342
                                9,000,000    Ranger Funding Co. LLC...............    5.34       1/12/2007     8,986,850
                               10,000,000    Simba Funding Corp. .................    5.25       3/13/2007     9,897,270
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$164,238,694).........................................   164,239,555
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.4%        5,000,000    Metropolitan Life Insurance
                                               Co.(a)(b)..........................    5.429      4/02/2007     5,000,000
                               10,500,000    Monumental Life Insurance Co.(a)(b)..    5.509      2/14/2007    10,500,000
                                5,000,000    New York Life Insurance Co.(a)(b)....    5.399      5/25/2007     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$20,500,000)..........................................    20,500,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--6.4%         8,695,000    General Electric Capital Corp.(a)....    5.475     10/17/2007     8,695,000
                                4,100,000    Goldman Sachs Group, Inc.(a).........    5.40      12/14/2007     4,100,000
                                1,500,000    MetLife Global Funding I(a)..........    5.36      12/06/2007     1,500,000
                                1,750,000    MetLife Global Funding I(a)..........    5.44      12/14/2007     1,750,000
                                1,700,000    Principal Life Insurance Co.(a)......    5.38      12/07/2007     1,700,941
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$17,745,941)..........................................    17,745,941
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

                                     FACE                                            INTEREST    MATURITY
                                   AMOUNT                    ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &     $ 1,800,000    Fannie Mae...........................    4.15 %     7/13/2007  $  1,789,652
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--6.5%

                                2,350,000    Fannie Mae...........................    4.875      1/11/2008     2,342,015
                                  800,000    Fannie Mae...........................    4.96       2/08/2008       797,962
                                1,000,000    Federal Home Loan Bank System........    3.45       1/10/2007       999,602
                                1,000,000    Federal Home Loan Bank System........    4.00       6/13/2007       994,474
                                1,500,000    Federal Home Loan Bank System........    4.00       6/22/2007     1,491,369
                                2,000,000    Federal Home Loan Bank System........    5.58       8/14/2007     2,000,474
                                  800,000    Federal Home Loan Bank System........    4.21       9/14/2007       794,086
                                1,300,000    Freddie Mac..........................    4.45       9/28/2007     1,292,465
                                  600,000    Freddie Mac..........................    4.595     10/05/2007       597,079
                                1,000,000    Freddie Mac..........................    4.625     10/05/2007       995,352
                                  900,000    Freddie Mac..........................    4.655     10/11/2007       895,944
                                1,000,000    Freddie Mac..........................    4.705     10/11/2007       995,868
                                1,000,000    Freddie Mac..........................    4.75      10/24/2007       995,446
                                  900,000    U.S. Treasury Notes..................    4.375      1/31/2008       894,058
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT (COST--$17,938,220)................    17,875,846
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.9%     8,034,000    Deutsche Bank Securities, Inc., purchased on 12/29/2006 to yield 5.25% to 1/02/2007, repurchase price $8,037,515
                                               collateralized by FHLMC, 5.875% due 7/07/2011..............     8,034,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$8,034,000)...........................................     8,034,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$270,952,865**)--98.3%................................   270,890,365
                                             OTHER ASSETS LESS LIABILITIES--1.7%..........................     4,673,018
                                                                                                            ------------
                                             NET ASSETS--100.0%...........................................  $275,563,383
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency and Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rates securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2006.

** Cost for federal income tax purposes.
(a) Floating rate security.

(b) Restricted securities as to resale, representing approximately 7.4% of net assets were as follows:

-------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
ISSUE                                                            DATES          COST           VALUE
-------------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 5.429% due 4/02/2007.......   4/03/2006     $ 5,000,000    $ 5,000,000
Monumental Life Insurance Co., 5.509% due 2/14/2007.........  11/22/2006      10,500,000     10,500,000
New York Life Insurance Co., 5.399% due 5/25/2007...........   5/26/2006       5,000,000      5,000,000
-------------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $20,500,000    $20,500,000
                                                                             ===========    ===========
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$270,952,865).......................................                $270,890,365
Receivables:
  Capital shares sold.......................................  $3,959,003
  Interest..................................................     954,674       4,913,677
                                                              ----------
Prepaid expenses............................................                       3,188
                                                                            ------------
Total assets................................................                 275,807,230
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft..............................................                      74,768
Payables:
  Investment adviser........................................     120,069
  Capital shares redeemed...................................       5,131
  Other affiliates..........................................       3,978
  Distributor...............................................           1         129,179
                                                              ----------
Accrued expenses............................................                      39,900
                                                                            ------------
Total liabilities...........................................                     243,847
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $275,563,383
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................                $ 27,562,778
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                         100
Class III Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                         108
Paid-in capital in excess of par............................                 248,062,945
Undistributed investment income--net........................  $    1,841
Accumulated realized capital losses--net....................      (1,889)
Unrealized depreciation--net................................     (62,500)
                                                              ----------
Total accumulated losses--net...............................                     (62,548)
                                                                            ------------
NET ASSETS..................................................                $275,563,383
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $275,561,304 and 275,627,784
  shares outstanding........................................                $       1.00
                                                                            ============
Class II--Based on net assets of $1,000 and 1,000 shares
  outstanding...............................................                $       1.00
                                                                            ============
Class III--Based on net assets of $1,079 and 1,079 shares
  outstanding...............................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $13,654,530
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,356,900
Accounting services.........................................      86,826
Printing and shareholder reports............................      51,990
Professional fees...........................................      32,493
Custodian fees..............................................      21,354
Directors' fees and expenses................................      16,070
Transfer agent fees--Class I................................       4,979
Distribution fees--Class II.................................       1,663
Pricing services............................................       1,440
Transfer agent fees--Class II...............................          21
Distribution fees--Class III................................           1
Other.......................................................      12,869
                                                              ----------
Total expenses..............................................                  1,586,606
                                                                            -----------
Investment income--net......................................                 12,067,924
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................                       (106)
Change in unrealized depreciation on investments--net.......                     91,607
                                                                            -----------
Total realized and unrealized gain--net.....................                     91,501
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $12,159,425
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 12,067,924   $  7,584,643
Realized loss--net..........................................          (106)        (1,368)
Change in unrealized depreciation--net......................        91,607         28,970
                                                              ------------   ------------
Net increase in net assets resulting from operations........    12,159,425      7,612,245
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (12,018,615)    (7,580,916)
  Class II..................................................       (49,203)        (2,331)
  Class III.................................................           (48)           (28)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (12,067,866)    (7,583,275)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     8,419,482    (47,381,874)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     8,511,041    (47,352,904)
Beginning of year...........................................   267,052,342    314,405,246
                                                              ------------   ------------
End of year*................................................  $275,563,383   $267,052,342
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      1,841   $      1,783
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0443       .0266       .0092       .0072       .0147
Realized and unrealized gain (loss)--net.................     .0003       .0001      (.0009)     (.0004)     (.0007)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0446       .0267       .0083       .0068       .0140
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0443)     (.0266)     (.0092)     (.0072)     (.0147)
  Realized gain--net.....................................        --          --          --          --+         --+
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0443)     (.0266)     (.0092)     (.0072)     (.0147)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     4.48%       2.66%        .92%        .73%       1.49%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .58%        .59%        .57%        .57%        .57%
                                                           ========    ========    ========    ========    ========
Investment income and realized gain (loss)--net..........     4.45%       2.63%        .89%        .73%       1.47%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $275,561    $267,028    $314,351    $428,938    $545,630
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $(.0001) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    FEBRUARY 13, 2004++
FINANCIAL STATEMENTS.                                          2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  1.00           $  1.00          $  1.00
                                                              -------           -------          -------
Investment income--net......................................    .0424             .0251            .0071
Realized and unrealized gain (loss)--net....................       --+           (.0003)              --+
                                                              -------           -------          -------
Total from investment operations............................    .0424             .0248            .0071
                                                              -------           -------          -------
Less dividends from investment income--net..................   (.0424)           (.0251)          (.0071)
                                                              -------           -------          -------
Net asset value, end of period..............................  $  1.00           $  1.00          $  1.00
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    4.44%             2.51%             .72%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .74%              .73%             .72%*
                                                              =======           =======          =======
Investment income and realized gain (loss)--net.............    4.44%             2.21%             .98%*
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $    23          $    53
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++ Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                          2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  1.00           $  1.00          $  1.00
                                                              -------           -------          -------
Investment income--net......................................    .0454             .0278            .0040
Realized and unrealized gain--net...........................    .0004             .0001               --+
                                                              -------           -------          -------
Total from investment operations............................    .0458             .0279            .0040
                                                              -------           -------          -------
Less dividends from investment income--net..................   (.0454)           (.0278)          (.0040)
                                                              -------           -------          -------
Net asset value, end of period..............................  $  1.00           $  1.00          $  1.00
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    4.59%             2.80%           .40%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .52%              .59%             .57%*
                                                              =======           =======          =======
Investment income and realized gain (loss)--net.............    4.51%             3.25%            1.44%*
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $     1          $     1
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++ Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock Money Market V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Domestic Money Market V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Money Market V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of net realized gain, if any, on investments are paid at least annually.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities,

--------------------------------------------------------------------------------

it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (i) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fee each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities

--------------------------------------------------------------------------------

to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $4,547 and $1,356, respectively, for certain accounting services.
  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $8,419,482 and $(47,381,874) for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2006                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   189,936,136    $ 189,936,136
Shares issued to shareholders in
 reinvestment of dividends........    12,055,269       12,055,269
                                    ------------    -------------
Total issued......................   201,991,405      201,991,405
Shares redeemed...................  (193,549,805)    (193,549,805)
                                    ------------    -------------
Net increase......................     8,441,600    $   8,441,600
                                    ============    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   136,743,657    $ 136,743,657
Shares issued to shareholders in
 reinvestment of dividends........     7,582,453        7,582,453
                                    ------------    -------------
Total issued......................   144,326,110      144,326,110
Shares redeemed...................  (191,677,999)    (191,677,999)
                                    ------------    -------------
Net decrease......................   (47,351,889)   $ (47,351,889)
                                    ============    =============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2006                         Shares         Amount
-------------------------------------------------------------------
Shares sold...........................   5,001,489     $ 5,001,489
Shares issued to shareholders in
 reinvestment of dividends............      49,179          49,179
                                        ----------     -----------
Total issued..........................   5,050,668       5,050,668
Shares redeemed.......................  (5,072,865)     (5,072,865)
                                        ----------     -----------
Net decrease..........................     (22,197)    $   (22,197)
                                        ==========     ===========
-------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                          Shares        Amount
-------------------------------------------------------------------
Shares sold.............................   942,479      $ 942,479
Shares issued to shareholders in
 reinvestment of dividends..............     2,331          2,331
                                          --------      ---------
Total issued............................   944,810        944,810
Shares redeemed.........................  (974,795)      (974,795)
                                          --------      ---------
Net decrease............................   (29,985)     $ (29,985)
                                          ========      =========
-------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    79       $79
                                                    --       ---
Net increase....................................    79       $79
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                   ----      ----
Net increase....................................     --        --
                                                   ====      ====
------------------------------------------------------------------

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                          12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $12,067,866   $7,583,275
                                          -----------   ----------
Total taxable distributions.............  $12,067,866   $7,583,275
                                          ===========   ==========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $     1,841
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................        1,841
Capital loss carryforward...........................       (1,842)*
Unrealized losses--net..............................      (62,547)**
                                                      -----------
Total accumulated losses--net.......................  $   (62,548)
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $1,842, of which $1,783 expires in 2013 and $59 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund (formerly Mercury Domestic Money Market V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK FUNDAMENTAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  In a difficult period for large cap growth investing, the Fund provided returns similar to its comparable Lipper category average but lagged the performance of its benchmark.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Fundamental Growth V.I. Fund's (formerly Mercury Fundamental Growth V.I. Fund) Class I Shares had a total return of +4.54%. For the same period, the benchmark S&P 500 Citigroup Growth Index returned +11.00% and the Lipper Large-Cap Growth Funds (Variable Products) category had an average return of +4.68%. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations--on a three-year weighted basis--greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.) The broad U.S. equity market, as measured by the S&P 500 Index, returned +15.79% over the 12-month period.

  During 2006, equity markets experienced varied returns that were significantly influenced by shifting investor preferences. Market leadership at the end of December was distinctly different from that seen in January and mid-year. A widely anticipated market correction during the May to July timeframe (which amounted to a nearly 8% retrenchment for the S&P 500 Index) segmented the year in terms of both style and sector performance considerations. Small and mid-sized companies dominated performance during the first five months of the year before giving way to larger companies after the market correction took place. The value style of investing continued to outperform the growth style for the majority of the 12-month period. Larger-capitalization growth companies only started to outperform late in the year, but lagged the broader market for all of 2006.

  In general, actively managed funds struggled, especially in the second half of the year, as reflected in the underperformance of the Lipper Large-Cap Growth Funds category versus the largely market-weighted S&P 500 Citigroup Growth Index. From a sector perspective, a cyclical bias favored energy, materials and industrials-related sectors in the early portion of the year, whereas a clearly more defensive posture prevailed later in the period. Much of this transition in the market could be attributed to concerns over the rate of slowdown in U.S. economic growth and the Federal Reserve's (the Fed's) intentions with regard to monetary policy.

  The Fund's performance for the year was negatively impacted by these market transitions. Favorable performance in the first half of the year proved more difficult to repeat in the second half. Our overweight position in the energy sector and underweight position in information technology (IT), which contributed to performance in the first half, remained positive contributors until the third quarter. Offsetting this was poor stock selection in the second half of the year, particularly in the health care, energy and information technology sectors. Specialty pharmaceutical company Alcon, Inc. and health care services providers Medco Health Solutions, Inc., WellPoint, Inc. and UnitedHealth Group, Inc. detracted from performance. Within the IT sector, Yahoo!, Inc., Corning, Inc. and Oracle Corp. all detracted from performance, as did the absence of a position in Cisco Systems, Inc. for most of the year and our avoidance of Microsoft Corp. and International Business Machines Corp. At the same time, Fund holdings in IT outsourcing companies Infosys Technologies Ltd. and Cognizent Technology Solutions Corp., as well as oil service companies Schlumberger Ltd. and Baker Hughes, Inc., contributed positively to performance.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  In the second half of 2006, we repositioned the portfolio to adjust to a more moderate rate of economic growth in the United States. To that end, we reduced our energy overweight to a slight underweight and increased information technology from a significant underweight to a modest overweight position. We also trimmed our overweighting in industrials. We exited the managed-care industry, thereby reducing our overall exposure to the health care sector. Meanwhile, we increased the Fund's exposure to the consumer discretionary and financials sectors, particularly in retail and capital markets-related companies, respectively.

  Notable additions to the portfolio during the year included Cisco Systems, Inc., American International Group, Inc., Genentech, Inc., The

--------------------------------------------------------------------------------

Charles Schwab Corp., Corning, Inc., QUALCOMM, Inc., Target Corp., Novartis AG, Emerson Electric Co. and Thermo Fisher Scientific, Inc. Noteworthy sales included Exxon Mobil Corp., 3M Co., Wellpoint, Inc., UnitedHealth Group, Inc., Dow Chemical Co., Medtronic, Inc., eBay, Inc. and Boeing Co. In addition, our positions in The Procter & Gamble Co. and Alcon, Inc. were considerably reduced, but not eliminated from the portfolio.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  U.S. economic growth (that is, gross domestic product growth) has slowed to a slightly below-trend rate of expansion (in the area of 2%-3%). We view this as a typical mid-cycle slowdown. At the same time, most other global economies, particularly those in Europe and Asia, continue to experience strong rates of growth. This provides a rather balanced demand backdrop worldwide, which is an important consideration given that many of the Fund's investments are multinational companies that depend upon the health of the global economy. We do not expect a recession to unfold in the United States and, in fact, suspect there is upside risk to accelerating economic growth by year-end 2007. It appears as if inflationary expectations have been well contained via adequate Fed policy initiatives. Although this mid-cycle slowdown may challenge broader market earnings growth over the near term, it should provide an attractive investment environment for growth stocks going forward.

  The Fund ended the period overweight in the consumer discretionary, information technology, financials and industrials sectors and underweight in consumer staples, health care and energy.

Thomas E. Burke, CFA
Vice President and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                 BLACKROCK FUNDAMENTAL
                                               GROWTH V.I. FUND+--CLASS I     STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                        SHARES*                      INDEX++            CITIGROUP GROWTH INDEX+++
                                               --------------------------     ---------------------     -------------------------
4/03/00**                                               10000.00                    10000.00                    10000.00
12/00                                                    9273.00                     8842.00                     7736.00
12/01                                                    7593.00                     7791.00                     6489.00
12/02                                                    5504.00                     6069.00                     4665.00
12/03                                                    7045.00                     7810.00                     5929.00
12/04                                                    7523.00                     8660.00                     6342.00
12/05                                                    8087.00                     9085.00                     6414.00
12/06                                                    8454.00                    10521.00                     7120.00

(LINE GRAPH)

                                            BLACKROCK               BLACKROCK
                                        FUNDAMENTAL GROWTH     FUNDAMENTAL GROWTH                             STANDARD & POOR'S
                                       V.I. FUND+--CLASS II   V.I. FUND+--CLASS III    STANDARD & POOR'S        500 CITIGROUP
                                             SHARES*                 SHARES*              500 INDEX++          GROWTH INDEX+++
                                       --------------------   ---------------------    -----------------      -----------------
9/30/04**                                    10000.00               10000.00                10000.00               10000.00
12/04                                        10914.00               10914.00                10923.00               10830.00
12/05                                        11747.00               11747.00                11460.00               10954.00
12/06                                        12264.00               12264.00                13270.00               12159.00

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.54%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +2.17
--------------------------------------------------------------------------
Inception (4/03/00) through 12/31/06                             -2.46
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.41%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +9.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.41%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +9.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 3.75%        + 4.54%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 3.62         + 4.41
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 3.62         + 4.41
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +12.74         +15.79
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Growth Index***                                +12.05         +11.00
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,037.50             $3.71
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,036.20             $4.11
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,036.20             $4.37
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.29             $3.68
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.89             $4.08
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.64             $4.33
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.73% for Class I, .81% for Class II and .86% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .88% and .98%, the actual expenses paid would have been $4.47 and $4.98, and the hypothetical expenses paid would have been approximately $4.43 and $4.94 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        25.6%
Consumer Discretionary......................................        16.7
Financials..................................................        15.3
Health Care.................................................        13.8
Industrials.................................................        11.3
Energy......................................................         7.6
Materials...................................................         4.9
Consumer Staples............................................         3.1
Other*......................................................         1.7
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    16,102,220      339,884         449,671
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    16,056,430      367,791         467,555
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.2%                       14,000      Lockheed Martin Corp. .......................  $  1,288,980
                                                20,500      United Technologies Corp. ...................     1,281,660
                                                                                                           ------------
                                                                                                              2,570,640
------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.3%                                 23,700      PepsiCo, Inc. ...............................     1,482,435
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.5%                             22,200      Amgen, Inc.(c)...............................     1,516,482
                                                31,100      Genentech, Inc.(c)...........................     2,523,143
                                                                                                           ------------
                                                                                                              4,039,625
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.5%                          120,700      The Charles Schwab Corp. ....................     2,334,338
                                                14,500      Franklin Resources, Inc. ....................     1,597,465
                                                 9,200      Goldman Sachs Group, Inc. ...................     1,834,020
                                                25,700      State Street Corp. ..........................     1,733,208
                                                                                                           ------------
                                                                                                              7,499,031
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.3%                                 19,600      Air Products & Chemicals, Inc. ..............     1,377,488
                                                47,500      Nalco Holding Co.(c).........................       971,850
                                                44,500      Praxair, Inc. ...............................     2,640,185
                                                                                                           ------------
                                                                                                              4,989,523
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.8%                 132,100      Cisco Systems, Inc.(c).......................     3,610,293
                                               113,600      Corning, Inc.(c).............................     2,125,456
                                                54,700      Motorola, Inc. ..............................     1,124,632
                                                55,400      QUALCOMM, Inc. ..............................     2,093,566
                                                                                                           ------------
                                                                                                              8,953,947
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.0%                   22,400      Seagate Technology...........................       593,600
                                                27,700      Western Digital Corp.(c).....................       566,742
                                                                                                           ------------
                                                                                                              1,160,342
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%                 8,200      Fluor Corp. .................................       669,530
                                                 6,700      Jacobs Engineering Group, Inc.(c)............       546,318
                                                                                                           ------------
                                                                                                              1,215,848
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.1%            44,700      Bank of America Corp. .......................     2,386,533
                                                 2,500      Chicago Mercantile Exchange Holdings,
                                                              Inc. ......................................     1,274,375
                                                24,500      Citigroup, Inc. .............................     1,364,650
                                                39,300      JPMorgan Chase & Co. ........................     1,898,190
                                                   500      Nymex Holdings, Inc.(c)......................        62,005
                                                                                                           ------------
                                                                                                              6,985,753
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.7%                      43,500      Emerson Electric Co. ........................     1,917,045
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--7.5%               16,200      Baker Hughes, Inc. ..........................     1,209,492
                                                10,400      Cameron International Corp.(c)...............       551,720
                                                 9,600      FMC Technologies, Inc.(c)....................       591,648
                                                23,600      Grant Prideco, Inc.(c).......................       938,572
                                                38,100      Halliburton Co. .............................     1,183,005
                                                15,400      National Oilwell Varco, Inc.(c)(d)...........       942,172
                                                21,300      Schlumberger Ltd. ...........................     1,345,308
                                                19,300      Transocean, Inc.(c)..........................     1,561,177
                                                 5,300      Weatherford International Ltd.(c)............       221,487
                                                                                                           ------------
                                                                                                              8,544,581
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.6%          15,800      Alcon, Inc. .................................     1,765,966
                                                 7,000      Intuitive Surgical, Inc.(c)..................       671,300
                                                11,800      Varian Medical Systems, Inc.(c)..............       561,326
                                                                                                           ------------
                                                                                                              2,998,592
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.0%           8,500      Laboratory Corp. of America Holdings(c)......       624,495
                                                 9,500      Quest Diagnostics, Inc. .....................       503,500
                                                                                                           ------------
                                                                                                              1,127,995
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--5.0%             22,700      International Game Technology................     1,048,740
                                                 8,900      Melco PBL Entertainment Macau Ltd.(a)(c).....       189,214
                                                74,400      Starbucks Corp.(c)...........................     2,635,248
                                                30,700      Yum! Brands, Inc. ...........................     1,805,160
                                                                                                           ------------
                                                                                                              5,678,362
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.7%                        30,700      The Procter & Gamble Co. ....................     1,973,089
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--6.2%                               17,600      Cognizant Technology Solutions Corp.(c)......  $  1,358,016
                                                37,200      Infosys Technologies Ltd. ...................     1,884,206
                                                28,200      Paychex, Inc. ...............................     1,115,028
                                               163,300      Satyam Computer Services Ltd.(a).............     1,783,534
                                                33,500      Tata Consultancy Services Ltd. ..............       924,921
                                                                                                           ------------
                                                                                                              7,065,705
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.0%                 129,200      General Electric Co. ........................     4,807,532
                                                 9,600      Textron, Inc. ...............................       900,192
                                                                                                           ------------
                                                                                                              5,707,724
------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.4%                                 39,200      American International Group, Inc. ..........     2,809,072
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--4.7%              25,200      Akamai Technologies, Inc.(c).................     1,338,624
                                                 6,100      Google, Inc. Class A(c)......................     2,808,928
                                                49,300      Yahoo!, Inc.(c)..............................     1,259,122
                                                                                                           ------------
                                                                                                              5,406,674
------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.2%            10,400      Covance, Inc.(c).............................       612,664
                                                42,100      Thermo Electron Corp.(c).....................     1,906,709
                                                                                                           ------------
                                                                                                              2,519,373
------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                                 37,500      Pall Corp. ..................................     1,295,625
------------------------------------------------------------------------------------------------------------------------
MEDIA--1.9%                                     62,100      Walt Disney Co. .............................     2,128,167
------------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.5%                            6,200      Allegheny Technologies, Inc. ................       562,216
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--4.2%                          27,100      Kohl's Corp.(c)..............................     1,854,453
                                                18,900      Nordstrom, Inc. .............................       932,526
                                                35,300      Target Corp. ................................     2,013,865
                                                                                                           ------------
                                                                                                              4,800,844
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.2%                           21,600      GlaxoSmithKline Plc(a).......................     1,139,616
                                                10,300      Novartis AG(a)...............................       591,632
                                                34,600      Novartis AG Registered Shares................     1,994,789
                                                 6,400      Roche Holding AG.............................     1,147,640
                                                                                                           ------------
                                                                                                              4,873,677
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.4%                                  34,800      Activision, Inc.(c)..........................       599,952
                                                29,900      Adobe Systems, Inc.(c).......................     1,229,488
                                                19,800      Electronic Arts, Inc.(c).....................       997,128
                                               102,500      Oracle Corp.(c)..............................     1,756,850
                                                30,900      SAP AG(a)....................................     1,640,790
                                                                                                           ------------
                                                                                                              6,224,208
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--4.1%                          29,600      American Eagle Outfitters....................       923,816
                                                26,800      Best Buy Co., Inc. ..........................     1,318,292
                                                90,150      Staples, Inc. ...............................     2,407,005
                                                                                                           ------------
                                                                                                              4,649,113
------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.3%          15,200      Nike, Inc. Class B...........................     1,505,256
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS
                                                            (COST--$100,216,408)--96.5%..................   110,684,462
------------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL
                                              INTEREST                  SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                            $  830,791      BlackRock Liquidity Series, LLC Cash Sweep
                                                              Series, 5.26%(b)(e)........................       830,791
                                             1,088,000      BlackRock Liquidity Series, LLC Money Market
                                                              Series, 5.29%(b)(e)(f).....................     1,088,000
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES
                                                            (COST--$1,918,791)--1.7%.....................     1,918,791
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST--$102,135,199*)--98.2%.................   112,603,253
                                                            OTHER ASSETS LESS LIABILITIES--1.8%..........     2,079,944
                                                                                                           ------------
                                                            NET ASSETS--100.0%...........................  $114,683,197
                                                                                                           ============
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $102,370,253
                                                               ============
Gross unrealized appreciation...............................   $ 12,329,554
Gross unrealized depreciation...............................     (2,096,554)
                                                               ------------
Net unrealized appreciation.................................   $ 10,233,000
                                                               ============

(a)  Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(6,041,206)  $172,682
BlackRock Liquidity Series, LLC Money Market Series.........   $(8,258,900)  $ 15,252
-------------------------------------------------------------------------------------

(c)  Non-income producing security.

(d) Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2006.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $1,040,060) (identified
  cost--$100,216,408).......................................                 $110,684,462
Investments in affiliated securities, at value (identified
  cost--$1,918,791).........................................                    1,918,791
Foreign cash (cost--$348,203)...............................                      350,996
Receivables:
  Capital shares sold.......................................  $ 2,541,710
  Securities sold...........................................    1,258,555
  Dividends.................................................      121,864
  Securities lending........................................          174       3,922,303
                                                              -----------
Prepaid expenses and other assets...........................                        2,274
                                                                             ------------
Total assets................................................                  116,878,826
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    1,088,000
Payables:
  Securities purchased......................................      957,676
  Investment adviser........................................       59,173
  Other affiliates..........................................        2,583
  Capital shares redeemed...................................          706       1,020,138
                                                              -----------
Accrued expenses and other liabilities......................                       87,491
                                                                             ------------
Total liabilities...........................................                    2,195,629
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $114,683,197
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,395,772
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           15
Paid-in capital in excess of par............................                  103,063,937
Undistributed investment income--net........................  $   123,586
Accumulated realized capital losses--net....................     (371,123)
Unrealized appreciation--net................................   10,470,995
                                                              -----------
Total accumulated earnings--net.............................                   10,223,458
                                                                             ------------
NET ASSETS..................................................                 $114,683,197
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $114,680,744 and 13,957,716
  shares outstanding........................................                 $       8.22
                                                                             ============
Class II--Based on net assets of $1,227 and 149.2 shares
  outstanding...............................................                 $       8.22
                                                                             ============
Class III--Based on net assets of $1,226 and 149.2 shares
  outstanding...............................................                 $       8.22
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $19,631 foreign withholding tax)..........                  $  1,814,325
Interest from affiliates....................................                       172,682
Securities lending--net.....................................                        15,252
                                                                              ------------
Total income................................................                     2,002,259
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    980,284
Custodian fees..............................................        40,131
Professional fees...........................................        29,459
Accounting services.........................................        27,262
Printing and shareholder reports............................        22,449
Directors' fees and expenses................................         9,675
Transfer agent fees--Class I................................         5,001
Pricing services............................................         1,144
Other.......................................................        12,006
                                                              ------------
Total expenses..............................................                     1,127,411
                                                                              ------------
Investment income--net......................................                       874,848
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $56,897 foreign capital gain
    tax)....................................................    19,202,524
  Options written--net......................................        63,287
  Foreign currency transactions--net........................       (20,325)     19,245,486
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $7,671 deferred foreign
    capital gain tax).......................................   (13,825,273)
  Foreign currency transactions--net........................         2,941     (13,822,332)
                                                              ------------    ------------
Total realized and unrealized gain--net.....................                     5,423,154
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $  6,298,002
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    874,848   $  1,022,108
Realized gain--net..........................................    19,245,486     13,154,992
Change in unrealized appreciation--net......................   (13,822,332)    (1,136,701)
                                                              ------------   ------------
Net increase in net assets resulting from operations........     6,298,002     13,040,399
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (664,413)      (999,995)
  Class II..................................................            (7)            (7)
  Class III.................................................            (7)            (7)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (664,427)    (1,000,009)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (69,644,981)   (32,689,793)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (64,011,406)   (20,649,403)
Beginning of year...........................................   178,694,603    199,344,006
                                                              ------------   ------------
End of year*................................................  $114,683,197   $178,694,603
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    123,586   $     (9,613)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   7.91    $   7.40    $   6.98    $   5.46    $   7.54
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .05         .04         .05         .01         .01
Realized and unrealized gain (loss)--net.................       .31         .51         .42        1.52       (2.08)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................       .36         .55         .47        1.53       (2.07)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.05)       (.04)       (.05)       (.01)       (.01)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   8.22    $   7.91    $   7.40    $   6.98    $   5.46
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     4.54%       7.49%       6.80%      27.98%     (27.51%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .75%        .76%        .74%        .74%        .75%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................      .58%        .56%        .75%        .13%        .09%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $114,681    $178,692    $199,342    $197,010    $200,524
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    68.85%      82.41%      78.03%     134.62%      89.61%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  7.92         $  7.40          $  6.83
                                                              -------         -------          -------
Investment income--net***...................................      .05             .04              .05
Realized and unrealized gain--net...........................      .30             .52              .57
                                                              -------         -------          -------
Total from investment operations............................      .35             .56              .62
                                                              -------         -------          -------
Less dividends from investment income--net..................     (.05)           (.04)            (.05)
                                                              -------         -------          -------
Net asset value, end of period..............................  $  8.22         $  7.92          $  7.40
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    4.41%           7.63%            9.14%++
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .73%            .76%             .74%*
                                                              =======         =======          =======
Investment income--net......................................     .59%            .58%            2.79%*
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1         $     1          $     1
                                                              =======         =======          =======
Portfolio turnover..........................................   68.85%          82.41%           78.03%
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  7.92         $  7.40          $  6.83
                                                              -------         -------          -------
Investment income--net***...................................      .05             .04              .05
Realized and unrealized gain--net...........................      .30             .52              .57
                                                              -------         -------          -------
Total from investment operations............................      .35             .56              .62
                                                              -------         -------          -------
Less dividends from investment income--net..................     (.05)           (.04)            (.05)
                                                              -------         -------          -------
Net asset value, end of period..............................  $  8.22         $  7.92          $  7.40
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    4.41%           7.63%            9.14%++
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .76%            .76%             .74%*
                                                              =======         =======          =======
Investment income--net......................................     .57%            .58%            2.79%*
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1         $     1          $     1
                                                              =======         =======          =======
Portfolio turnover..........................................   68.85%          82.41%           78.03%
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Fundamental Growth V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Fundamental Growth V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of

--------------------------------------------------------------------------------

business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $77,222 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $6,450 in securities lending agent fees from the Fund.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $657 and $2,643, respectively, for certain accounting services.
  In addition, MLPF&S received $28,035 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.
  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.
  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $100,878,805 and $169,395,474, respectively.

  Transactions in call options written for the year ended December 31, 2006 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Call Options Written                           Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................       --           --
Options written..............................      289     $ 63,287
Options expired..............................     (289)     (63,287)
                                                 -----     --------
Outstanding call options written, end of
 year........................................       --     $     --
                                                 =====     ========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $69,644,981 and $32,689,793 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for Year Ended                           Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     909,847    $  7,381,150
Shares issued to shareholders in
 reinvestment of dividends...........      80,829         664,413
                                       ----------    ------------
Total issued.........................     990,676       8,045,563
Shares redeemed......................  (9,611,063)    (77,690,558)
                                       ----------    ------------
Net decrease.........................  (8,620,387)   $(69,644,995)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,527,117    $ 11,453,632
Shares issued to shareholders in
 reinvestment of dividends...........     126,422         999,995
                                       ----------    ------------
Total issued.........................   1,653,539      12,453,627
Shares redeemed......................  (6,027,243)    (45,143,434)
                                       ----------    ------------
Net decrease.........................  (4,373,704)   $(32,689,807)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------
                                            12/31/2006   12/31/2005
-------------------------------------------------------------------
Distributions paid from
 Ordinary income..........................   $664,427    $1,000,009
                                             --------    ----------
Total taxable distributions...............   $664,427    $1,000,009
                                             ========    ==========
-------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $   123,586
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................      123,586
Capital loss carryforward...........................     (136,069)*
Unrealized gains--net...............................   10,235,941**
                                                      -----------
Total accumulated earnings--net.....................  $10,223,458
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $136,069, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth V.I. Fund (formerly Mercury Fundamental Growth V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted by the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK GLOBAL ALLOCATION V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided solid returns for the 12-month period, benefiting from strong equity market performance, but particularly from an overweight position in Asian equities and favorable stock selection in the U.S.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Global Allocation V.I. Fund's (formerly Mercury Global Allocation V.I. Fund) Class I, Class II and Class III Shares had total returns of +16.53%, +16.36% and +16.40%, respectively. Fund results exceeded the +13.74% return of its Reference Portfolio for the 12-month period, but trailed the +21.46% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index.

  The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +15.79%; the FTSE World Index (ex-U.S.) returned +26.98%; the Merrill Lynch Treasury Index GA05 returned +2.81%; and the Citigroup World Government Bond Index (ex-U.S.) returned +6.94%. (A full description of the Reference Portfolio can be found on page 6 of this report to shareholders.)

  The Fund outpaced its comparable Lipper category of Global Flexible Portfolio Funds (Variable Products), which posted an average return of +15.56% for the 12-month period. (As defined by Lipper, funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

  While U.S. stocks, as measured by the S&P 500 Index, returned +15.79% for the period, the MSCI Europe Index and the MSCI Pacific Index gained 33.72% and 12.20%, respectively, in U.S. dollar terms. The Federal Reserve Board's (the
Fed) decision to pause its monetary tightening campaign, along with double-digit corporate earnings growth that largely surprised investors, helped push U.S. stocks higher during the period. European equities rose even more dramatically, propelled by stronger-than-expected company fundamentals, improved business and consumer sentiment (particularly in Germany and France), as well as a record pace of merger-and-acquisition activity. This helped ratchet up various country indexes, such as Spain's IBEX 35, which surged 51.72% for the year. Notably, the euro strengthened 11.40% versus the U.S. dollar during the 12-month period, further improving the returns for European assets.

  In the Pacific region, strong earnings growth and benign regional central bank policy proved a favorable combination for equities. India's Sensex Index remained one of the world's leading equity markets, advancing 49.30% for the 12-month period. Other strong performers were Indonesia (+73.68%), Singapore (+47.95%) and Australia (+35.18%). Nearly all major Pacific Basin currencies appreciated against the U.S. dollar during the period, with the exception of the Japanese yen (down 1.1%). Importantly, Japan's Nikkei, which posted a +6.91% annual return, was a laggard relative to most other Asia/Pacific equity markets. Although the Japanese equity market benefited from positive investor sentiment that was characteristic of the period, some concerns have arisen about the Japanese manufacturing sector and the country's export prospects have weighed on returns recently.

  On the fixed income side, five-year U.S. Treasury issues gained 2.81% and 10-year U.S. Treasury issues were up 1.36% over the 12-month period. Although somewhat concerned about inflationary U.S. labor costs, which could depress corporate profits, most fixed income investors were encouraged by the Fed's pause in interest rate hikes and the increasing prospects of a slowing U.S. economy as we neared 2007. International bond prices generally declined in local currency terms. In Europe, yields on German bunds and U.K. gilts increased 64 basis points (.64%) and 70 basis points, respectively, as concern about rising interest rates from both the European Central Bank and the Bank of England weighed on the minds of bond investors. In Japan, 10-year government bonds fell modestly as yields increased from 1.48% to 1.69%. The Bank of Japan ended its long-standing "quantitative easing" policy during the year and signaled that if deflationary pressures remain at bay, higher overnight lending rates could be in store for 2007.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE DURING THE PERIOD?

  The Fund was able to capitalize on favorable equity performance in most developed markets around the world. At the start of the period, the Fund's asset allocation strategy included a slight overweight in equities and a significant underweight in fixed income securities, particularly

--------------------------------------------------------------------------------

high-quality, long-term U.S. government bonds. The Fund benefited from a significant overweight exposure to Asian equities, notably in India and Singapore, and favorable stock selection in the United States. Effective security selection in the energy, industrials and information technology sectors also boosted performance as oil prices continued their ascent (26%) to a high near $78 per barrel in July before receding to roughly $61 per barrel by the end of December, remaining relatively unchanged year over year. In addition, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Detracting from the Fund's relative results was its underweight position in European equities, particularly in Spain, as these markets appreciated significantly during the year.

  Although considerably underweight in fixed income, the Fund continued to benefit from the makeup of its fixed income component. This included a modest exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging markets debt. The Fund maintained its underweight position in non-U.S.-dollar sovereign debt (notably in Japan), given that yields remained unattractive.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The Fund's reference portfolio comprises 60% equities and 40% fixed income securities. Within the Fund's portfolio, we reduced our total equity allocation from 63% of net assets to 58%, primarily by decreasing exposure to U.S. and Japanese equities. This was partially offset by an increase in European and Brazilian equities. We believe corporate earnings growth rates in the United States will slow and the sustainability of consumer spending will abate. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in the strong-performing materials and energy sectors.

  Whereas the Fund was significantly underweight in fixed income securities throughout the fiscal year, we did boost our exposure from 22% of net assets to approximately 33% by period-end with a greater allocation to U.S. Treasury Inflation Protected Securities (TIPS). (We note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.4% of the Fund's net assets was invested in convertible securities as of December 31, 2006. These securities are reported as a portion of the Fund's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the aforementioned changes, the Fund's position in cash equivalent securities decreased from almost 15% of net assets to nearly 9% over the 12-month period. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Broadly speaking, compared to its Reference Portfolio, the Fund closed the fiscal year underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

  Within the equity segment, the Fund was significantly underweight in the United States, overweight in Asia, and relatively neutral in Europe. From a sector perspective, the Fund was overweight in telecommunications, industrials, energy and materials; underweight in consumer discretionary, technology, health care, consumer staples and financials; and relatively neutral in utilities. The Fund's underweight fixed income exposure reflects the assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the annual period with underweight positions in the U.S. dollar, Japanese yen and British pound sterling, a relatively neutral position in the euro, and slightly overweight positions in the Brazilian real and several Asian currencies.

  The portfolio's equity allocation at year-end--although underweight relative to our Reference Portfolio--was still higher than during most of the Fund's history. Accordingly, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current posture, we believe both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                     CLASS I SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
12/96                                                     10000                       10000                       10000
12/97                                                     11194                       11539                       11293
12/98                                                     12187                       14197                       13538
12/99                                                     14792                       17889                       15334
12/00                                                     13368                       15907                       14669
12/01                                                     12184                       13340                       13526
12/02                                                     11192                       10796                       12745
12/03                                                     15061                       14457                       15706
12/04                                                     17255                       16779                       17524
12/05                                                     19055                       18678                       18251
12/06                                                     22205                       22687                       20760

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS II SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/24/03**                                                10000                       10000                       10000
12/03                                                     10803                       10610                       10465
12/04                                                     12358                       12314                       11676
12/05                                                     13627                       13708                       12161
12/06                                                     15855                       16650                       13833

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS III SHARES*          FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/18/03**                                                10000                       10000                       10000
12/03                                                     10762                       10610                       10465
12/04                                                     12291                       12314                       11676
12/05                                                     13542                       13708                       12161
12/06                                                     15763                       16650                       13833

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class II and Class III Shares' graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged S&P 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for both the Reference Portfolio and the FTSE World Index in the Class II and Class III Shares' graph is 11/30/03.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +16.53%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +12.75
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         + 8.30
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +16.36%
--------------------------------------------------------------------------
Inception (11/24/03) through 12/31/06                            +16.02
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +16.40%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/06                            +15.72
--------------------------------------------------------------------------

* Average Annual Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2006                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 9.04%        +16.53%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 8.95         +16.36
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 8.88         +16.40
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +13.98         +21.46
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           + 9.61         +13.74
-----------------------------------------------------------------------------------------
U.S. Stocks: S&P 500(R) Index****                                +12.74         +15.79
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +15.23         +26.98
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              + 4.02         + 2.81
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    + 2.99         + 6.94
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 12/31/06                                                   NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        20.6%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                    14.4                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               19.3                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        4.1                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       58.4                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                      22.7                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        20.1                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.6                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                  10.1                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        32.8                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                               8.8**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,090.40             $4.17
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,089.50             $4.95
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,088.80             $5.52
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.91             $4.03
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.16             $4.78
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.61             $5.34
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Class I, .95% for Class II and 1.06% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................   44,964,635        976,466     1,392,557
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................   44,732,365      1,138,653     1,462,640
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.9%          BEVERAGES--0.0%                 53,100    Coca-Cola Amatil Ltd. ...........  $    325,255
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           21,100    Macquarie Bank Ltd. .............     1,314,597
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%           45,000    BHP Billiton Ltd. ...............       898,672
                                                         21,000    Newcrest Mining Ltd. ............       436,785
                                                         14,800    Rio Tinto Ltd. ..................       867,998
                                                         50,600    Zinifex Ltd. ....................       750,491
                                                                                                      ------------
                                                                                                         2,953,946
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           10,200    Woodside Petroleum Ltd. .........       306,837
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  78,400    Great Southern Plantations
                         PRODUCTS--0.0%                              Ltd. ..........................       174,515
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 108,000    Macquarie Airports...............       306,898
                         INFRASTRUCTURE--0.3%
                                                        363,900    Macquarie Infrastructure Group...       993,862
                                                        271,300    Sydney Roads Group...............       282,678
                                                         77,000    Transurban Group.................       463,141
                                                                                                      ------------
                                                                                                         2,046,579
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                     AUSTRALIA......................     7,121,729
------------------------------------------------------------------------------------------------------------------
AUSTRIA--0.0%            DIVERSIFIED                      5,900    Telekom Austria AG...............       158,102
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN AUSTRIA...       158,102
------------------------------------------------------------------------------------------------------------------
BELGIUM--0.1%            LEISURE EQUIPMENT &             31,612    AGFA-Gevaert NV..................       807,878
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BELGIUM...       807,878
------------------------------------------------------------------------------------------------------------------
BRAZIL--1.5%             COMMERCIAL BANKS--0.1%           4,200    Uniao de Bancos Brasileiros
                                                                     SA(i)..........................       390,432
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  29,500    Obrascon Huarte Lain Brasil
                         ENGINEERING--0.1%                           SA(j)..........................       474,982
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                         7,100    Companhia Energetica de Minas
                         UTILITIES--0.0%                             Gerais(i)......................       342,220
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES               6,840,400    Cia Brasileira de Distribuicao
                         RETAILING--0.0%                             Grupo Pao de Acucar............       240,030
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             22,000    Cosan SA Industria e
                                                                     Comercio(j)....................       460,286
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.0%               41,900    Datasul(j).......................       386,347
                         -----------------------------------------------------------------------------------------
                         LEISURE EQUIPMENT &             12,300    Localiza Rent A Car SA...........       369,892
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.2%           39,000    Companhia Vale do Rio Doce
                                                                     (Preference 'A' Shares)(i).....     1,023,750
                                                         13,600    Usinas Siderurgicas de Minas
                                                                     Gerais SA (Preference 'A'
                                                                     Shares)........................       512,427
                                                                                                      ------------
                                                                                                         1,536,177
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           62,400    Petroleo Brasileiro SA(i)........     6,181,056
                         FUELS--0.8%
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               67,000    All America Latina Logistica
                                                                     SA.............................       695,245
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                     500    Totvs SA(j)......................        11,067
                         -----------------------------------------------------------------------------------------
                         WATER UTILITIES--0.0%           30,900    Cia de Saneamento de Minas
                                                                     Gerais.........................       362,296
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       123,100    Vivo Participacoes SA(i).........       504,710
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BRAZIL....    11,954,740
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
CANADA--1.2%             COMMUNICATIONS                  34,300    Nortel Networks Corp.(j).........  $    916,839
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                        900    BCE, Inc. .......................        24,300
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%                    600    Sun Life Financial, Inc. ........        25,410
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.5%          101,800    Alamos Gold, Inc.(j).............       843,277
                                                         19,286    Barrick Gold Corp. ..............       592,080
                                                        347,900    Bema Gold Corp.(j)...............     1,819,826
                                                         63,900    Kinross Gold Corp.(j)............       759,132
                                                                                                      ------------
                                                                                                         4,014,315
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           18,200    Petro-Canada.....................       745,230
                         FUELS--0.3%
                                                         17,400    Suncor Energy, Inc.(i)...........     1,373,034
                                                         13,800    Talisman Energy, Inc. ...........       234,309
                                                                                                      ------------
                                                                                                         2,352,573
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.3%               30,000    Canadian Pacific Railway Ltd. ...     1,579,557
                                                         13,900    Canadian Pacific Railway Ltd.
                                                                     (US)...........................       733,364
                                                                                                      ------------
                                                                                                         2,312,921
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CANADA....     9,646,358
------------------------------------------------------------------------------------------------------------------
CHILE--0.1%              COMMERCIAL BANKS--0.1%          15,800    Banco Santander Chile SA(i)......       760,928
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        20,000    Enersis SA(i)....................       320,000
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHILE.....     1,080,928
------------------------------------------------------------------------------------------------------------------
CHINA--1.3%              AUTOMOBILES--0.0%              494,000    Denway Motors Ltd. ..............       200,057
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                   1,391,400    Shanghai Electric Group Corp. ...       584,945
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%            532,500    Chaoda Modern Agriculture
                                                                     Holdings Ltd. .................       342,983
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     861,100    Beijing Enterprises Holdings
                         CONGLOMERATES--0.3%                         Ltd. ..........................     1,839,924
                                                        139,300    Shanghai Industrial Holdings
                                                                     Ltd. ..........................       296,570
                                                        620,800    Tianjin Development Holdings
                                                                     Ltd. ..........................       440,561
                                                                                                      ------------
                                                                                                         2,577,055
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 18,933    China Life Insurance Co.
                                                                     Ltd.(i)........................       956,299
                                                         81,100    Ping An Insurance Group Co. of
                                                                     China Ltd. ....................       448,858
                                                                                                      ------------
                                                                                                         1,405,157
                         -----------------------------------------------------------------------------------------
                         MARINE--0.0%                   991,200    Xiamen International Port Co.
                                                                     Ltd.(j)........................       249,766
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          645,000    China Shenhua Energy Co. Ltd.
                         FUELS--0.4%                                 Class H........................     1,552,319
                                                      1,697,200    Yanzhou Coal Mining Co. Ltd. ....     1,370,276
                                                                                                      ------------
                                                                                                         2,922,595
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.2%            2,358,800    Guangshen Railway Co. Ltd. ......     1,607,246
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 248,100    Hainan Meilan International
                         INFRASTRUCTURE--0.0%                        Airport Co., Ltd.(j)...........       143,853
                                                        220,000    Jiangsu Express..................       146,793
                                                                                                      ------------
                                                                                                           290,646
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        17,100    China Communications Services
                         TELECOMMUNICATION                           Corp. Ltd.(j)..................         9,761
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHINA.....    10,190,211
------------------------------------------------------------------------------------------------------------------
DENMARK--0.2%            COMMERCIAL BANKS--0.2%          29,954    Danske Bank A/S..................     1,330,983
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN DENMARK...     1,330,983
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
FINLAND--0.2%            COMMUNICATIONS                  17,600    Nokia Oyj(i).....................  $    357,632
                         EQUIPMENT--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        56,580    Fortum Oyj.......................     1,610,276
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FINLAND...     1,967,908
------------------------------------------------------------------------------------------------------------------
FRANCE--2.3%             AEROSPACE &                     30,300    European Aeronautic Defense and
                         DEFENSE--0.1%                               Space Co. .....................     1,043,931
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.4%               19,336    Peugeot SA.......................     1,281,324
                                                         16,578    Renault SA.......................     1,991,417
                                                                                                      ------------
                                                                                                         3,272,741
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.5%          22,327    BNP Paribas......................     2,435,914
                                                         38,073    Credit Agricole SA...............     1,601,222
                                                                                                      ------------
                                                                                                         4,037,136
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  12,745    Vinci SA.........................     1,628,560
                         ENGINEERING--0.2%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     43,500    France Telecom SA................     1,202,990
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        20,407    Electricite de France............     1,486,986
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                  7,484    Assurances Generales de France
                                                                     (AGF)..........................     1,166,735
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.2%                  4,514    Vallourec........................     1,312,698
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           38,614    Total SA.........................     2,785,631
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FRANCE....    17,937,408
------------------------------------------------------------------------------------------------------------------
GERMANY--1.8%            AIR FREIGHT &                   47,460    Deutsche Post AG.................     1,430,911
                         LOGISTICS--0.2%
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.1%               21,791    Bayerische Motoren Werke AG......     1,251,569
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.4%                 19,324    BASF AG..........................     1,883,806
                                                         28,615    Bayer AG.........................     1,535,854
                                                                                                      ------------
                                                                                                         3,419,660
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  19,273    Hochtief AG......................     1,404,356
                         ENGINEERING--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        16,351    E.ON AG..........................     2,219,488
                         UTILITIES--0.3%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.4%                 10,282    Allianz AG Registered Shares.....     2,100,511
                                                          6,845    Muenchener Rueckversicherungs AG
                                                                     Registered Shares..............     1,178,437
                                                                                                      ------------
                                                                                                         3,278,948
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.2%           13,988    RWE AG...........................     1,541,810
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN GERMANY...    14,546,742
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.8%          COMMERCIAL BANKS--0.1%          45,000    HSBC Holdings Plc................       824,987
                         -----------------------------------------------------------------------------------------
                         COMPUTERS &                    386,000    Lenovo Group Ltd. ...............       156,816
                         PERIPHERALS--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       208,600    Cheung Kong Infrastructure
                         UTILITIES--0.1%                             Holdings Ltd. .................       647,660
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     162,690    Hutchison Whampoa Ltd. ..........     1,653,400
                         CONGLOMERATES--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
HONG KONG
(CONCLUDED)
                         REAL ESTATE MANAGEMENT          73,000    Cheung Kong Holdings Ltd. .......  $    898,622
                         & DEVELOPMENT--0.4%
                                                        101,500    Sun Hung Kai Properties Ltd. ....     1,165,939
                                                        175,500    Wharf Holdings Ltd. .............       648,680
                                                                                                      ------------
                                                                                                         2,713,241
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   HONG KONG........................     5,996,104
------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%            OIL, GAS & CONSUMABLE            8,742    Mol Magyar Olaj-es Gazipari
                         FUELS--0.1%                                 Rt. ...........................       991,493
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HUNGARY...       991,493
------------------------------------------------------------------------------------------------------------------
INDIA--2.4%              AUTOMOBILES--0.3%                8,200    Bajaj Auto Ltd. .................       485,247
                                                         74,045    Tata Motors Ltd. ................     1,506,664
                                                                                                      ------------
                                                                                                         1,991,911
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          47,900    Karnataka Bank Ltd. .............       163,256
                                                         29,550    State Bank of India Ltd. ........       831,620
                                                                                                      ------------
                                                                                                           994,876
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   307,595    Gujarat Ambuja Cements Ltd. .....       980,259
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           10,005    Reliance Capital Ltd. ...........       137,224
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        13,897    Reliance Energy Ltd. ............       163,288
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.0%            247,600    Reliance Natural Resources
                                                                     Ltd.(j)........................       124,192
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.2%               25,052    Infosys Technologies Ltd. .......     1,268,901
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.4%                    170,194    Wire and Wireless India Ltd......       329,629
                                                        153,889    Zee News Ltd.....................       148,728
                                                        340,387    Zee Telefilms Ltd. ..............     2,257,583
                                                                                                      ------------
                                                                                                         2,735,940
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           14,300    Hindustan Petroleum Corp. .......        89,981
                         FUELS--0.8%
                                                        214,000    Reliance Industries Ltd. ........     6,141,258
                                                                                                      ------------
                                                                                                         6,231,239
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.0%           10,700    Wockhardt Ltd. ..................        84,638
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               18,800    Container Corp. of India.........       897,800
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              38,000    Housing Development Finance
                         FINANCE--0.2%                               Corp. .........................     1,396,796
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       171,000    Reliance Communication Ventures
                         TELECOMMUNICATION                           Ltd.(j)........................     1,822,236
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN INDIA.....    18,829,300
------------------------------------------------------------------------------------------------------------------
IRELAND--0.2%            COMMERCIAL BANKS--0.2%          63,677    Allied Irish Banks Plc...........     1,891,271
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN IRELAND...     1,891,271
------------------------------------------------------------------------------------------------------------------
ISRAEL--0.3%             COMMUNICATIONS                 189,000    ECI Telecom Ltd.(i)(j)...........     1,636,740
                         EQUIPMENT--0.2%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%            9,281    Teva Pharmaceutical Industries
                                                                     Ltd.(i)........................       288,453
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                  12,832    Ectel Ltd.(i)(j).................        62,748
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ISRAEL....     1,987,941
------------------------------------------------------------------------------------------------------------------
ITALY--1.4%              COMMERCIAL BANKS--0.7%         237,617    Banca Intesa SpA.................     1,834,941
                                                        127,223    Capitalia SpA....................     1,204,130
                                                        223,168    UniCredito Italiano SpA..........     1,956,089
                                                                                                      ------------
                                                                                                         4,995,160
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
ITALY
(CONCLUDED)
                         DIVERSIFIED                    343,310    Telecom Italia SpA...............  $  1,037,793
                         TELECOMMUNICATION
                         SERVICES--0.3%

                                                        587,067    Telecom Italia SpA (RNC).........     1,489,463
                                                                                                      ------------
                                                                                                         2,527,256
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           94,103    ENI SpA..........................     3,165,130
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ITALY.....    10,687,546
------------------------------------------------------------------------------------------------------------------
JAPAN--7.0%              AUTO COMPONENTS--0.1%           22,800    Toyota Industries Corp. .........     1,047,990
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.4%               13,600    Honda Motor Co., Ltd. ...........       537,120
                                                         84,000    Suzuki Motor Corp. ..............     2,371,665
                                                                                                      ------------
                                                                                                         2,908,785
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.3%                 72,795    Coca-Cola West Holdings Co.
                                                                     Ltd. ..........................     1,685,225
                                                         15,000    Hokkaido Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................        90,500
                                                         57,100    Mikuni Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       552,263
                                                                                                      ------------
                                                                                                         2,327,988
                         -----------------------------------------------------------------------------------------
                         BUILDING PRODUCTS--0.1%         57,900    Asahi Glass Co., Ltd. ...........       695,744
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.1%           44,000    Nomura Holdings, Inc. ...........       830,049
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.4%                 23,000    Shin-Etsu Chemical Co., Ltd. ....     1,540,355
                                                        161,500    Sumitomo Chemical Co., Ltd. .....     1,252,590
                                                                                                      ------------
                                                                                                         2,792,945
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.6%         124,630    The Bank of Fukuoka Ltd. ........       909,028
                                                         80,714    The Bank of Yokohama Ltd. .......       632,120
                                                             65    Mitsubishi UFJ Financial Group,
                                                                     Inc. ..........................       802,907
                                                        135,900    Shinsei Bank Ltd. ...............       799,378
                                                            150    Sumitomo Mitsui Financial Group,
                                                                     Inc. ..........................     1,537,751
                                                                                                      ------------
                                                                                                         4,681,184
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  64,000    JGC Corp. .......................     1,099,786
                         ENGINEERING--0.2%
                                                        169,000    Okumura Corp. ...................       836,444
                                                                                                      ------------
                                                                                                         1,936,230
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.1%          24,300    Credit Saison Co., Ltd. .........       837,192
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL            2,150    NCB Holdings Ltd.(j).............       204,250
                         SERVICES--0.5%
                                                        118,000    RHJ International(j).............     2,523,398
                                                         46,600    RHJ International(a)(i)(j).......       996,528
                                                                                                      ------------
                                                                                                         3,724,176
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          20,600    Murata Manufacturing Co.,
                         INSTRUMENTS--0.2%                           Ltd. ..........................     1,393,471
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  11,000    Ministop Co., Ltd. ..............       188,101
                         RETAILING--0.2%
                                                         47,000    Seven & I Holdings Co. Ltd. .....     1,461,283
                                                                                                      ------------
                                                                                                         1,649,384
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             69,000    Ajinomoto Co., Inc. .............       912,037
                                                         14,000    House Foods Corp. ...............       230,814
                                                                                                      ------------
                                                                                                         1,142,851
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.2%            290,000    Tokyo Gas Co., Ltd. .............     1,542,540
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                        9,500    Rinnai Corp. ....................       284,190
                         DURABLES--0.0%
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       24,600    Rohto Pharmaceutical Co.,
                         PRODUCTS--0.0%                              Ltd. ..........................       261,493
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                         INSURANCE--1.6%                326,000    Aioi Insurance Co., Ltd. ........  $  2,301,080
                                                        120,000    Millea Holdings, Inc. ...........     4,235,116
                                                        325,000    Mitsui Sumitomo Insurance Co.,
                                                                     Ltd. ..........................     3,555,733
                                                        291,400    Nipponkoa Insurance Co., Ltd. ...     2,362,934
                                                                                                      ------------
                                                                                                        12,454,863
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.2%                  3,600    Fanuc Ltd. ......................       354,540
                                                        123,000    Kubota Corp. ....................     1,138,994
                                                                                                      ------------
                                                                                                         1,493,534
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.1%                     59,500    Toho Co., Ltd. ..................     1,074,955
                         -----------------------------------------------------------------------------------------
                         OFFICE                          34,950    Canon, Inc. .....................     1,967,690
                         ELECTRONICS--0.2%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.4%           40,100    Takeda Pharmaceutical Co.,
                                                                     Ltd. ..........................     2,752,968
                                                         54,000    Tanabe Seiyaku Co., Ltd. ........       705,601
                                                                                                      ------------
                                                                                                         3,458,569
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT             253    Marco Polo Investment Holdings
                         & DEVELOPMENT--0.2%                         Ltd.(j)........................       259,476
                                                            660    NTT Urban Development Co. .......     1,275,577
                                                                                                      ------------
                                                                                                         1,535,053
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%                  132    East Japan Railway Co. ..........       881,812
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.2%                      255    Japan Tobacco, Inc. .............     1,232,091
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &             75,000    Mitsubishi Corp. ................     1,411,705
                         DISTRIBUTORS--0.2%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         1,290    NTT DoCoMo, Inc. ................     2,037,898
                         TELECOMMUNICATION
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN JAPAN.....    55,604,382
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.6%           DIVERSIFIED                    135,000    Telekom Malaysia Bhd.............       373,087
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       551,203    Tenaga Nasional Bhd..............     1,702,980
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%            235,600    IOI Corp. Bhd....................     1,228,753
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               47,600    Malakoff Bhd.....................       136,270
                         PRODUCERS & ENERGY
                         TRADERS--0.0%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                   50,000    British American Tobacco Malaysia
                                                                     Bhd............................       612,954
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 189,600    PLUS Expressways Bhd.............       151,014
                         INFRASTRUCTURE--0.0%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       241,700    Maxis Communications Bhd.........       698,793
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MALAYSIA..     4,903,851
------------------------------------------------------------------------------------------------------------------
MEXICO--0.4%             BEVERAGES--0.1%                 10,100    Fomento Economico Mexicano, SA de
                                                                     CV(i)..........................     1,169,176
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.3%                     76,400    Grupo Televisa, SA(i)............     2,063,564
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MEXICO....     3,232,740
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.4%        DIVERSIFIED FINANCIAL           44,601    ING Groep NV CVA.................     1,977,622
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.1%           27,858    Mittal Steel Co. NV..............     1,175,659
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE
                                                                   NETHERLANDS......................     3,153,281
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%        DIVERSIFIED                    113,800    Telecom Corp. of New Zealand
                         TELECOMMUNICATION                           Ltd. ..........................       389,663
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND
(CONCLUDED)
                         ELECTRIC                        57,000    Contact Energy Ltd. .............  $    334,125
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   NEW ZEALAND......................       723,788
------------------------------------------------------------------------------------------------------------------
NORWAY--0.2%             DIVERSIFIED                     16,800    Telenor ASA......................       315,916
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           53,433    Statoil ASA......................     1,416,122
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NORWAY....     1,732,038
------------------------------------------------------------------------------------------------------------------
PERU--0.0%               METALS & MINING--0.0%            4,800    Southern Copper Corp.(m).........       258,672
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN PERU......       258,672
------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.3%          COMMERCIAL BANKS--0.1%         135,800    Oversea-Chinese Banking Corp. ...       681,767
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                  1,127,230    Singapore Telecommunications
                         TELECOMMUNICATION                           Ltd. ..........................     2,410,637
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        394,800    Parkway Holdings Ltd. ...........       808,262
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     357,000    Fraser and Neave Ltd. ...........     1,047,433
                         CONGLOMERATES--0.4%
                                                        158,000    Keppel Corp. Ltd. ...............     1,813,073
                                                                                                      ------------
                                                                                                         2,860,506
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         427,000    CapitaLand Ltd. .................     1,726,096
                         & DEVELOPMENT--0.3%
                                                        228,000    Keppel Land Ltd. ................     1,025,721
                                                                                                      ------------
                                                                                                         2,751,817
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       542,700    MobileOne Ltd. ..................       760,753
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SINGAPORE........................    10,273,742
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.1%       METALS & MINING--0.1%           26,700    Gold Fields Ltd.(i)..............       504,096
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            7,300    Sasol Ltd. ......................       269,371
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SOUTH AFRICA.....................       773,467
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--2.2%        CHEMICALS--0.1%                 30,100    Samsung Fine Chemicals Co.,
                                                                     Ltd............................       754,118
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.3%          21,600    Daegu Bank.......................       369,290
                                                          8,400    Hana Financial Group, Inc. ......       441,677
                                                         10,100    Kookmin Bank.....................       813,430
                                                         28,100    Pusan Bank.......................       350,495
                                                                                                      ------------
                                                                                                         1,974,892
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    106,000    KT Corp.(i)......................     2,687,100
                         TELECOMMUNICATION
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        33,200    Korea Electric Power Corp.(j)....     1,513,634
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      16,000    LS Cable Ltd.....................       660,645
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          23,000    Fine DNC Co., Ltd................       114,505
                         INSTRUMENTS--0.0%
                                                         18,540    Interflex Co., Ltd...............       156,494
                                                                                                      ------------
                                                                                                           270,999
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%              9,900    CJ Corp..........................     1,192,258
                                                          1,100    Nong Shim Co., Ltd...............       337,097
                                                                                                      ------------
                                                                                                         1,529,355
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &           40,352    Paradise Co. Ltd.................       171,388
                         LEISURE--0.0%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                         INSURANCE--0.2%                 15,900    Dongbu Insurance Co., Ltd. ......  $    423,145
                                                         60,900    Korean Reinsurance Co. ..........       831,645
                                                         62,600    Meritz Fire & Marine Insurance
                                                                     Co. Ltd. ......................       427,430
                                                                                                      ------------
                                                                                                         1,682,220
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%            2,887    POSCO............................       959,229
                                                         29,000    POSCO(i).........................     2,397,430
                                                                                                      ------------
                                                                                                         3,356,659
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%           9,400    Lotte Shopping Co.(a)(i)(j)......       195,075
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &             11,053    Cheil Industries, Inc............       466,484
                         LUXURY GOODS--0.1%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.2%                   26,900    KT&G Corp........................     1,634,247
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         3,300    SK Telecom Co., Ltd. ............       789,516
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SOUTH KOREA......................    17,686,332
------------------------------------------------------------------------------------------------------------------
SPAIN--0.3%              COMMERCIAL BANKS--0.2%          70,082    Banco Bilbao Vizcaya Argentaria
                                                                     SA.............................     1,687,408
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  23,625    Cintra Concesiones de
                         INFRASTRUCTURE--0.1%                        Infraestructuras de Transporte
                                                                     SA.............................       396,063
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SPAIN.....     2,083,471
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%             DIVERSIFIED FINANCIAL           87,221    Investor AB......................     2,140,408
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    137,939    TeliaSonera AB...................     1,133,381
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SWEDEN....     3,273,789
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--1.0%        CAPITAL MARKETS--0.5%           32,262    Credit Suisse Group..............     2,257,149
                                                         30,354    UBS AG...........................     1,844,656
                                                                                                      ------------
                                                                                                         4,101,805
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%              5,150    Nestle SA Registered Shares......     1,830,078
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 20,442    Swiss Reinsurance Registered
                                                                     Shares.........................     1,738,031
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SWITZERLAND......................     7,669,914
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.8%             COMMERCIAL BANKS--0.2%         662,320    Chinatrust Financial Holding
                                                                     Co. ...........................       553,881
                                                        703,337    SinoPac Financial Holdings Co.,
                                                                     Ltd. ..........................       376,653
                                                        557,943    Taishin Financial Holdings Co.,
                                                                     Ltd. ..........................       327,043
                                                                                                      ------------
                                                                                                         1,257,577
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          498,500    Fubon Financial Holding Co.
                         SERVICES--0.1%                              Ltd. ..........................       466,603
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    178,040    Chunghwa Telecom Co Ltd. ........       331,110
                         TELECOMMUNICATION
                         SERVICES--0.3%

                                                         91,776    Chunghwa Telecom Co. Ltd.(i).....     1,810,740
                                                                                                      ------------
                                                                                                         2,141,850
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         370,322    Delta Electronics, Inc. .........     1,193,304
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                376,059    Cathay Financial Holding Co.,
                                                                     Ltd. ..........................       854,024
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN TAIWAN....     5,913,358
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
THAILAND--0.6%           COMMERCIAL BANKS--0.1%         629,000    Siam Commercial Bank PCL Foreign
                                                                     Shares.........................  $  1,029,111
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   106,000    Siam Cement PCL Foreign Shares...       759,492
                         MATERIALS--0.1%
                                                          9,400    Siam City Cement PCL Foreign
                                                                     Shares.........................        67,351
                                                                                                      ------------
                                                                                                           826,843
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         547,800    Hana Microelectronics PCL........       432,677
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%            197,800    Thai Union Frozen Products PCL
                                                                     Foreign Shares.................       152,047
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                      656,000    Land and Houses PCL Foreign
                         DURABLES--0.0%                              Shares.........................       127,684
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          269,300    PTT Exploration & Production
                         FUELS--0.2%                                 PCL............................       733,073
                                                        188,500    PTT PCL..........................     1,116,643
                                                                                                      ------------
                                                                                                         1,849,716
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  56,500    Airports of Thailand PCL.........        93,237
                         INFRASTRUCTURE--0.1%
                                                        256,600    Bangkok Expressway PCL Foreign
                                                                     Shares.........................       174,445
                                                                                                      ------------
                                                                                                           267,682
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THAILAND..     4,685,760
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--4.1%     AEROSPACE &                    206,296    BAE Systems Plc..................     1,719,706
                         DEFENSE--0.2%
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.2%                 15,500    Diageo Plc(i)....................     1,229,305
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.8%         217,721    Barclays Plc.....................     3,111,944
                                                        150,767    HBOS Plc.........................     3,341,653
                                                                                                      ------------
                                                                                                         6,453,597
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          206,140    Guinness Peat Group Plc..........       354,375
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%             36,600    Cadbury Schweppes Plc(i).........     1,571,238
                                                         42,000    RHM Plc..........................       311,055
                                                                                                      ------------
                                                                                                         1,882,293
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.5%                147,548    Aviva Plc........................     2,374,727
                                                        114,876    Prudential Plc...................     1,573,351
                                                                                                      ------------
                                                                                                         3,948,078
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.1%                     17,897    NTL, Inc. .......................       451,720
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%           60,510    Anglo American Plc...............     2,950,760
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           12,400    Royal Dutch Shell Plc(i).........       877,796
                         FUELS--0.5%
                                                         95,002    Royal Dutch Shell Plc Class B....     3,329,618
                                                                                                      ------------
                                                                                                         4,207,414
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.4%          112,609    GlaxoSmithKline Plc..............     2,963,337
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%         150,164    Kesa Electricals Plc.............       997,457
                         -----------------------------------------------------------------------------------------
                         WIRELESS                     1,511,787    Vodafone Group Plc...............     4,188,473
                         TELECOMMUNICATION
                         SERVICES--0.7%
                                                         44,280    Vodafone Group Plc(i)............     1,230,098
                                                                                                      ------------
                                                                                                         5,418,571
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   KINGDOM..........................    32,576,613
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--21.2%     AEROSPACE &                        200    Boeing Co. ......................  $     17,768
                         DEFENSE--0.1%
                                                          3,900    General Dynamics Corp. ..........       289,965
                                                            300    Lockheed Martin Corp. ...........        27,621
                                                            400    Northrop Grumman Corp. ..........        27,080
                                                            500    Raytheon Co. ....................        26,400
                                                          5,700    Spirit Aerosystems Holdings, Inc.
                                                                     Class A(j).....................       190,779
                                                                                                      ------------
                                                                                                           579,613
                         -----------------------------------------------------------------------------------------
                         AIR FREIGHT &                    2,000    FedEx Corp. .....................       217,240
                         LOGISTICS--0.0%
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                     700    AMR Corp.(j).....................        21,161
                                                            600    Continental Airlines, Inc. Class
                                                                     B(j)...........................        24,750
                                                                                                      ------------
                                                                                                            45,911
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.3%                 20,600    The Coca-Cola Co. ...............       993,950
                                                         15,100    Constellation Brands, Inc. Class
                                                                     A(j)...........................       438,202
                                                          7,500    Molson Coors Brewing Co. Class
                                                                     B..............................       573,300
                                                            800    Pepsi Bottling Group, Inc. ......        24,728
                                                          7,300    PepsiAmericas, Inc. .............       153,154
                                                                                                      ------------
                                                                                                         2,183,334
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%              2,100    Amgen, Inc.(j)...................       143,451
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.3%              400    Ameriprise Financial, Inc. ......        21,800
                                                         27,600    The Bank of New York Co.,
                                                                     Inc. ..........................     1,086,612
                                                            200    The Bear Stearns Cos., Inc. .....        32,556
                                                            200    Goldman Sachs Group, Inc. .......        39,870
                                                         47,800    Knight Capital Group, Inc. Class
                                                                     A(j)...........................       916,326
                                                          2,000    Lehman Brothers Holdings,
                                                                     Inc. ..........................       156,240
                                                          1,900    Mellon Financial Corp. ..........        80,085
                                                            300    Morgan Stanley...................        24,429
                                                          6,500    Northern Trust Corp. ............       394,485
                                                                                                      ------------
                                                                                                         2,752,403
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.1%                  9,400    E.I. du Pont de Nemours & Co. ...       457,874
                                                          3,151    Tronox, Inc. Class B.............        49,754
                                                                                                      ------------
                                                                                                           507,628
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.3%          11,350    Fifth Third Bancorp..............       464,556
                                                            700    National City Corp. .............        25,592
                                                         11,800    Wachovia Corp. ..................       672,010
                                                         38,200    Wells Fargo & Co. ...............     1,358,392
                                                                                                      ------------
                                                                                                         2,520,550
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES &              600    Waste Management, Inc. ..........        22,062
                         SUPPLIES--0.0%
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 251,700    3Com Corp.(j)....................     1,034,487
                         EQUIPMENT--1.5%
                                                          1,900    Avaya, Inc.(j)...................        26,562
                                                        163,300    Cisco Systems, Inc.(j)...........     4,462,989
                                                        113,100    Comverse Technology, Inc.(j).....     2,387,541
                                                         38,500    Extreme Networks, Inc.(j)........       161,315
                                                         11,962    JDS Uniphase Corp.(j)............       199,287
                                                        101,700    Motorola, Inc. ..................     2,090,952
                                                         42,400    QUALCOMM, Inc. ..................     1,602,296
                                                         13,700    Tellabs, Inc.(j).................       140,562
                                                                                                      ------------
                                                                                                        12,105,991
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         COMPUTERS &                     22,811    Hewlett-Packard Co. .............  $    939,585
                         PERIPHERALS--0.7%
                                                         23,900    International Business Machines
                                                                     Corp. .........................     2,321,885
                                                         25,600    Lexmark International, Inc. Class
                                                                     A(j)...........................     1,873,920
                                                        140,800    Sun Microsystems, Inc.(j)........       763,136
                                                                                                      ------------
                                                                                                         5,898,526
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                   6,900    Chicago Bridge & Iron Co. NV.....       188,646
                         ENGINEERING--0.8%
                                                        105,520    Foster Wheeler Ltd.(j)...........     5,818,373
                                                         26,100    Quanta Services, Inc.(j).........       513,387
                                                                                                      ------------
                                                                                                         6,520,406
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                    24,600    Crown Holdings, Inc.(j)..........       514,632
                         PACKAGING--0.1%
                                                         24,000    Smurfit-Stone Container
                                                                     Corp.(j).......................       253,440
                                                                                                      ------------
                                                                                                           768,072
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED CONSUMER            35,500    Career Education Corp.(j)........       879,690
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           31,400    Bank of America Corp. ...........     1,676,446
                         SERVICES--0.7%
                                                            400    CIT Group, Inc. .................        22,308
                                                         58,100    Citigroup, Inc. .................     3,236,170
                                                          7,700    JPMorgan Chase & Co. ............       371,910
                                                                                                      ------------
                                                                                                         5,306,834
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     40,500    AT&T, Inc. ......................     1,447,875
                         TELECOMMUNICATION
                         SERVICES--0.6%

                                                         13,300    BellSouth Corp. .................       626,563
                                                         14,800    Cincinnati Bell, Inc.(j).........        67,636
                                                          2,920    Embarq Corp. ....................       153,475
                                                          2,800    Qwest Communications
                                                                     International Inc.(j)..........        23,436
                                                         66,100    Verizon Communications, Inc. ....     2,461,564
                                                         13,578    Windstream Corp. ................       193,079
                                                                                                      ------------
                                                                                                         4,973,628
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        24,300    Mirant Corp.(j)..................       767,151
                         UTILITIES--0.2%
                                                         26,700    PPL Corp. .......................       956,928
                                                                                                      ------------
                                                                                                         1,724,079
                         -----------------------------------------------------------------------------------------
                         ENERGY EQUIPMENT &               3,500    Baker Hughes, Inc. ..............       261,310
                         SERVICES--0.7%
                                                         11,800    ENSCO International, Inc. .......       590,708
                                                         19,300    GlobalSantaFe Corp. .............     1,134,454
                                                         15,800    Halliburton Co. .................       490,590
                                                         34,400    Key Energy Services, Inc.(j).....       538,360
                                                          6,600    National Oilwell Varco,
                                                                     Inc.(j)........................       403,788
                                                          2,300    Noble Corp. .....................       175,145
                                                         21,800    Schlumberger Ltd. ...............     1,376,888
                                                          5,800    Transocean, Inc.(j)..............       469,162
                                                          9,200    Weatherford International
                                                                     Ltd.(j)........................       384,468
                                                                                                      ------------
                                                                                                         5,824,873
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  16,500    CVS Corp. .......................       510,015
                         RETAILING--0.2%
                                                          1,100    The Kroger Co. ..................        25,377
                                                          7,982    SUPERVALU Inc. ..................       285,357
                                                            800    Safeway, Inc. ...................        27,648
                                                         18,300    Senomyx, Inc.(j).................       237,717
                                                          7,600    Wal-Mart Stores, Inc. ...........       350,968
                                                          8,300    Walgreen Co. ....................       380,887
                                                                                                      ------------
                                                                                                         1,817,969
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         FOOD PRODUCTS--0.1%             19,900    ConAgra Foods, Inc. .............  $    537,300
                                                            500    General Mills, Inc. .............        28,800
                                                            700    Kraft Foods, Inc. ...............        24,990
                                                         15,100    Sara Lee Corp. ..................       257,153
                                                                                                      ------------
                                                                                                           848,243
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT &         10,700    Bausch & Lomb, Inc. .............       557,042
                         SUPPLIES--0.2%
                                                         10,600    Baxter International, Inc. ......       491,734
                                                         11,600    Boston Scientific Corp.(j).......       199,288
                                                                                                      ------------
                                                                                                         1,248,064
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &         14,000    Aetna, Inc. .....................       604,520
                         SERVICES--0.7%
                                                          5,800    AmerisourceBergen Corp. .........       260,768
                                                          9,300    Caremark Rx, Inc. ...............       531,123
                                                          2,900    Cigna Corp. .....................       381,553
                                                          3,900    Health Management Associates,
                                                                     Inc. Class A...................        82,329
                                                          9,340    HealthSouth Corp.(j).............       211,551
                                                          4,600    Humana, Inc.(j)..................       254,426
                                                          9,500    Manor Care, Inc. ................       445,740
                                                            500    McKesson Corp. ..................        25,350
                                                          7,600    Medco Health Solutions,
                                                                     Inc.(j)........................       406,144
                                                         40,400    Tenet Healthcare Corp.(j)........       281,588
                                                          6,875    Triad Hospitals, Inc.(j).........       287,581
                                                         14,000    UnitedHealth Group, Inc. ........       752,220
                                                          7,800    WellPoint, Inc.(j)...............       613,782
                                                                                                      ------------
                                                                                                         5,138,675
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &           53,000    Panera Bread Co. Class A(j)......     2,963,230
                         LEISURE--0.5%
                                                         12,053    Tim Hortons, Inc. ...............       349,055
                                                          8,900    Wendy's International, Inc. .....       294,501
                                                                                                      ------------
                                                                                                         3,606,786
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                        7,900    The Procter & Gamble Co. ........       507,733
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.0%                  900    Accenture Ltd. Class A...........        33,237
                                                          1,000    Total System Services, Inc. .....        26,390
                                                                                                      ------------
                                                                                                            59,627
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               24,500    The AES Corp.(j).................       539,980
                         PRODUCERS & ENERGY
                         TRADERS--0.2%

                                                         40,506    Dynegy, Inc. Class A(j)..........       293,263
                                                         15,800    TXU Corp. .......................       856,518
                                                                                                      ------------
                                                                                                         1,689,761
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     203,400    General Electric Co. ............     7,568,514
                         CONGLOMERATES--1.5%
                                                         40,350    McDermott International,
                                                                     Inc.(j)........................     2,052,201
                                                         73,513    Tyco International Ltd. .........     2,234,795
                                                                                                      ------------
                                                                                                        11,855,510
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.6%                 29,800    ACE Ltd. ........................     1,804,986
                                                         15,600    The Allstate Corp. ..............     1,015,716
                                                         84,500    American International Group,
                                                                     Inc. ..........................     6,055,270
                                                          9,800    Assurant, Inc. ..................       541,450
                                                          6,100    Bristol West Holdings, Inc. .....        96,563
                                                            300    Chubb Corp. .....................        15,873
                                                          5,400    Darwin Professional Underwriters,
                                                                     Inc.(j)........................       126,630
                                                         41,300    Endurance Specialty Holdings
                                                                     Ltd. ..........................     1,510,754
                                                          3,600    Everest Re Group Ltd. ...........       353,196
                                                            700    Genworth Financial, Inc. Class
                                                                     A..............................        23,947
                                                          8,300    Hartford Financial Services
                                                                     Group, Inc. ...................       774,473
                                                         27,300    IPC Holdings, Ltd. ..............       858,585

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         INSURANCE                          300    Lincoln National Corp. ..........  $     19,920
                         (CONCLUDED)                        600    Loews Corp. .....................        24,882
                                                         10,600    Marsh & McLennan Cos., Inc. .....       324,996
                                                         30,200    Platinum Underwriters Holdings
                                                                     Ltd. ..........................       934,388
                                                          4,900    Prudential Financial, Inc. ......       420,714
                                                         15,900    RenaissanceRe Holdings Ltd. .....       954,000
                                                         34,145    The St. Paul Travelers Cos.,
                                                                     Inc. ..........................     1,833,245
                                                         39,200    XL Capital Ltd. Class A..........     2,823,184
                                                                                                      ------------
                                                                                                        20,512,772
                         -----------------------------------------------------------------------------------------
                         INTERNET & CATALOG                 700    IAC/InterActiveCorp(j)...........        26,012
                         RETAIL--0.0%
                                                          6,700    Liberty Media Holding
                                                                     Corp.--Interactive(j)..........       144,519
                                                                                                      ------------
                                                                                                           170,531
                         -----------------------------------------------------------------------------------------
                         INTERNET SOFTWARE &             23,700    eBay, Inc.(j)....................       712,659
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         LIFE SCIENCES TOOLS &            6,900    Waters Corp.(j)..................       337,893
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.0%                    200    Cummins, Inc. ...................        23,636
                                                            300    Eaton Corp. .....................        22,542
                                                            400    SPX Corp. .......................        24,464
                                                            500    Terex Corp.(j)...................        32,290
                                                                                                      ------------
                                                                                                           102,932
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.4%                      8,800    CBS Corp. Class B................       274,384
                                                         37,479    Comcast Corp. Class A(j).........     1,586,486
                                                          2,690    Discovery Holding Co.(j).........        43,282
                                                          3,392    Idearc, Inc.(j)..................        97,181
                                                          3,886    Liberty Global, Inc.(j)..........       113,277
                                                          3,855    Liberty Global, Inc. Series
                                                                     C(j)...........................       107,940
                                                          1,300    Liberty Media Holding
                                                                     Corp.--Capital(j)..............       127,374
                                                            300    The McGraw-Hill Cos., Inc. ......        20,406
                                                            300    Omnicom Group....................        31,362
                                                         21,300    Time Warner, Inc. ...............       463,914
                                                          9,279    Viacom, Inc. Class B(j)..........       380,717
                                                                                                      ------------
                                                                                                         3,246,323
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%           53,700    Alcoa, Inc. .....................     1,611,537
                                                         11,400    Freeport-McMoRan Copper & Gold,
                                                                     Inc. Class B...................       635,322
                                                         11,700    Newmont Mining Corp. ............       528,255
                                                            300    Nucor Corp. .....................        16,398
                                                            400    United States Steel Corp. .......        29,256
                                                                                                      ------------
                                                                                                         2,820,768
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.1%           21,300    CMS Energy Corp.(j)..............       355,710
                                                            400    PG&E Corp. ......................        18,932
                                                            500    Sempra Energy....................        28,020
                                                                                                      ------------
                                                                                                           402,662
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%           1,200    Big Lots, Inc.(j)................        27,504
                                                            900    Family Dollar Stores, Inc. ......        26,397
                                                            300    JC Penney Co., Inc. .............        23,208
                                                            300    Kohl's Corp.(j)..................        20,529
                                                            600    Nordstrom, Inc. .................        29,604
                                                            100    Sears Holdings Corp.(j)..........        16,793
                                                                                                      ------------
                                                                                                           144,035
                         -----------------------------------------------------------------------------------------
                         OFFICE                           1,500    Xerox Corp.(j)...................        25,425
                         ELECTRONICS--0.0%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         OIL, GAS & CONSUMABLE           27,912    Chevron Corp. ...................  $  2,052,369
                         FUELS--2.3%
                                                         22,858    ConocoPhillips...................     1,644,633
                                                          6,700    Consol Energy, Inc. .............       215,271
                                                          6,000    Devon Energy Corp. ..............       402,480
                                                        244,800    El Paso Corp. ...................     3,740,544
                                                         69,650    Exxon Mobil Corp. ...............     5,337,280
                                                         10,700    Foundation Coal Holdings,
                                                                     Inc. ..........................       339,832
                                                         10,500    Hess Corp. ......................       520,485
                                                          8,400    Marathon Oil Corp. ..............       777,000
                                                         11,800    Murphy Oil Corp. ................       600,030
                                                          6,800    Noble Energy, Inc. ..............       333,676
                                                         23,650    Occidental Petroleum Corp. ......     1,154,830
                                                          5,800    Pogo Producing Co. ..............       280,952
                                                         26,300    Rosetta Resources, Inc.(a)(j)....       491,021
                                                          8,075    Stone Energy Corp.(j)............       285,451
                                                                                                      ------------
                                                                                                        18,175,854
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  18,700    International Paper Co. .........       637,670
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         PERSONAL PRODUCTS--0.1%         13,200    Avon Products, Inc. .............       436,128
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--1.4%           17,600    Abbott Laboratories..............       857,296
                                                         18,700    Bristol-Myers Squibb Co. ........       492,184
                                                         11,300    Eli Lilly & Co. .................       588,730
                                                         43,900    Johnson & Johnson................     2,898,278
                                                         28,200    Merck & Co., Inc. ...............     1,229,520
                                                         83,900    Pfizer, Inc. ....................     2,173,010
                                                         32,900    Schering-Plough Corp. ...........       777,756
                                                         35,300    Valeant Pharmaceuticals
                                                                     International..................       608,572
                                                          4,600    Watson Pharmaceuticals,
                                                                     Inc.(j)........................       119,738
                                                         19,900    Wyeth............................     1,013,308
                                                                                                      ------------
                                                                                                        10,758,392
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE INVESTMENT           5,713    Ventas, Inc. ....................       241,774
                         TRUSTS (REITS)--0.0%
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--1.1%               55,900    CSX Corp. .......................     1,924,637
                                                         21,000    Norfolk Southern Corp. ..........     1,056,090
                                                         62,200    Union Pacific Corp. .............     5,723,644
                                                                                                      ------------
                                                                                                         8,704,371
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &                 4,459    Agere Systems, Inc.(j)...........        85,479
                         SEMICONDUCTOR
                         EQUIPMENT--0.2%

                                                         20,500    Cirrus Logic, Inc.(j)............       141,040
                                                         31,600    Genesis Microchip, Inc.(j).......       320,424
                                                         33,300    Intel Corp. .....................       674,325
                                                                                                      ------------
                                                                                                         1,221,268
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--1.4%                 107,052    CA, Inc. ........................     2,424,728
                                                            900    McAfee, Inc.(j)..................        25,542
                                                        209,000    Microsoft Corp. .................     6,240,740
                                                        233,100    Novell, Inc.(j)..................     1,445,220
                                                          1,200    Symantec Corp.(j)................        25,020
                                                         60,600    TIBCO Software, Inc.(j)..........       572,064
                                                                                                      ------------
                                                                                                        10,733,314
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         SPECIALTY RETAIL--0.0%             750    American Eagle Outfitters,
                                                                     Inc. ..........................  $     23,408
                                                            600    Limited Brands...................        17,364
                                                            600    Office Depot, Inc.(j)............        22,902
                                                            400    The Sherwin-Williams Co. ........        25,432
                                                            800    Staples, Inc. ...................        21,360
                                                            800    TJX Cos., Inc. ..................        22,816
                                                                                                      ------------
                                                                                                           133,282
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &              1,887    Hanesbrands, Inc.(j).............        44,571
                         LUXURY GOODS--0.0%
                                                         80,800    Unifi, Inc.(j)...................       197,960
                                                                                                      ------------
                                                                                                           242,531
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE                 377    Accredited Home Lenders Holding
                         FINANCE--0.1%                               Co.(j).........................        10,285
                                                            600    Countrywide Financial Corp. .....        25,470
                                                         13,900    Fannie Mae.......................       825,521
                                                          5,800    Washington Mutual, Inc. .........       263,842
                                                                                                      ------------
                                                                                                         1,125,118
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.2%                   11,600    Alliance One International,
                                                                     Inc.(j)........................        81,896
                                                         16,500    Altria Group, Inc. ..............     1,416,030
                                                            400    Loews Corp.--Carolina Group......        25,888
                                                                                                      ------------
                                                                                                         1,523,814
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  73,000    Macquarie Infrastructure Co.
                         INFRASTRUCTURE--0.3%                        Trust..........................     2,590,040
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        20,000    Alltel Corp. ....................     1,209,600
                         TELECOMMUNICATION
                         SERVICES--0.4%
                                                         99,900    Sprint Nextel Corp. .............     1,887,111
                                                                                                      ------------
                                                                                                         3,096,711
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   STATES...........................   168,237,062
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS
                                                                   (COST--$315,312,594)--55.5%......   439,514,766
------------------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%          COMMERCIAL BANKS--0.2%          31,600    National Australia Bank Ltd.,
                                                                     7.875%(f)......................     1,627,400
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN
                                                                   AUSTRALIA........................     1,627,400
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.6%      INSURANCE--0.2%                  4,200    IPC Holdings, Ltd., 7.25%(f).....       123,375
                                                         22,500    Metlife, Inc. Series B,
                                                                     6.375%(f)......................       688,050
                                                         20,000    XL Capital Ltd., 6.50%(f)........       472,600
                                                                                                      ------------
                                                                                                         1,284,025
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE              510    El Paso Corp., 4.99%(a)(f).......       675,750
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE                  24    Fannie Mae Series 2004-1,
                         FINANCE--0.3%                               5.375%(f)......................     2,394,351
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN THE
                                                                   UNITED STATES....................     4,354,126
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS
                                                                   (COST--$5,005,488)--0.8%.........     5,981,526
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                                               HELD               EXCHANGE-TRADED FUNDS           VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.1%                                      66,100    Consumer Staples Select Sector
                                                                     SPDR Fund......................  $  1,730,498
                                                         66,300    Health Care Select Sector SPDR
                                                                     Fund...........................     2,220,387
                                                         27,000    iShares Dow Jones US
                                                                     Telecommunications Sector Index
                                                                     Fund...........................       800,550
                                                          8,000    Telecom HOLDRs Trust.............       283,360
                                                         90,500    Utilities Select Sector SPDR
                                                                     Fund...........................     3,323,160
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL EXCHANGE-TRADED FUNDS
                                                                   (COST--$7,714,812)--1.1%.........     8,357,955
                         -----------------------------------------------------------------------------------------
                                                                             MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------
VIETNAM--0.4%                                                      Vietnam Enterprise Investments
                                                                     Ltd.(j):
                                                        946,500      C Shares.......................     1,183,125
                                                        110,286      R Shares.......................       485,258
                                                        480,000    Vietnam Opportunity Fund Ltd.(j)      1,840,800
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL MUTUAL FUNDS
                                                                   (COST--$2,228,365)--0.4%              3,509,183
------------------------------------------------------------------------------------------------------------------
                                INDUSTRY                                      WARRANTS(C)
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      COMMUNICATIONS                  17,905    Lucent Technologies, Inc.
                         EQUIPMENT--0.0%                             (expires 12/10/2007)...........         5,372
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                               AboveNet, Inc.:
                         TELECOMMUNICATION                  795      (expires 9/08/2008)............        20,670
                         SERVICES--0.0%                     936      (expires 9/08/2010)............        14,976
                                                                                                      ------------
                                                                                                            35,646
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                   1,250    Mandra Forestry Finance Ltd.
                         PRODUCTS--0.0%                              (expires 5/15/2013)............             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS
                                                                   (COST--$239,466)--0.0%                   41,018
------------------------------------------------------------------------------------------------------------------
                                                                        FIXED INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT                 CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.1%             COMMERCIAL BANKS--0.0%  USD    275,000    Banco Nacional de Desenvolvimento
                                                                     Economico e Social, 5.873% due
                                                                     6/16/2008(n)...................       272,250
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%            400,000    Cosan SA Industria e Comercio, 9%
                                                                     due 11/01/2009(a)..............       425,000
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%   BRL     10,296    Cia Vale do Rio Doce(s)..........             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                     BRAZIL.........................       697,250
------------------------------------------------------------------------------------------------------------------
CANADA--0.2%             METALS & MINING--0.0%   USD     70,000    Bema Gold Corp., 3.25% due
                                                                     2/25/2011(f)...................        82,909
                         -----------------------------------------------------------------------------------------
                         WIRELESS                                  Rogers Wireless Communications,
                         TELECOMMUNICATION                           Inc.:
                         SERVICES--0.2%
                                                        800,000      8.485% due 12/15/2010(n).......       816,000
                                                 CAD    325,000      7.625% due 12/15/2011..........       308,638
                                                                                                      ------------
                                                                                                         1,124,638
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CANADA..     1,207,547
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
CHILE--0.4%              ELECTRIC                USD  2,905,193    Empresa Electrica del Norte
                         UTILITIES--0.4%                             Grande SA, 6% due
                                                                     11/05/2017(r)..................  $  2,759,933
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHILE...     2,759,933
------------------------------------------------------------------------------------------------------------------
CHINA--0.3%              AUTOMOBILES--0.0%              250,000    Brilliance China Finance Ltd., 0%
                                                                     due 6/07/2011(f)(k)............       258,750
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.1%         SGD    700,000    Bio-Treat Technology Ltd., 0% due
                                                                     1/18/2013(f)(k)................       473,513
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%                       Chaoda Modern Agriculture
                                                                     Holdings Ltd.:
                                                 USD    400,000      7.75% due 2/08/2010............       400,000
                                                 HKD  4,210,000      0% due 5/08/2011(f)(k).........       584,549
                                                                                                      ------------
                                                                                                           984,549
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL              USD    786,000    Beijing Enterprises Investment
                         CONGLOMERATES--0.1%                         Ltd., 0% due 12/21/2010(f)(k)..       953,025
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHINA...     2,669,837
------------------------------------------------------------------------------------------------------------------
EUROPE--1.2%             COMMERCIAL BANKS--1.2%                    European Investment Bank:
                                                 EUR  3,900,000      4% due 1/15/2007...............     5,148,329
                                                 BRL  1,000,000      0% due 5/01/2008(k)............       399,751
                                                      5,181,190      0% due 9/12/2008(a)(k).........     1,983,437
                                                      6,160,000      0% due 9/21/2010(a)(k).........     1,858,593
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN EUROPE..     9,390,110
------------------------------------------------------------------------------------------------------------------
FRANCE--0.5%             COMMERCIAL BANKS--0.5%  EUR  2,750,000    ERAP, 3.375% due 4/25/2008.......     3,606,259
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                  98,700    Infogrames Entertainment SA
                                                                     Series WW, 4% due
                                                                     4/01/2009(f)(g)................       138,586
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN FRANCE..     3,744,845
------------------------------------------------------------------------------------------------------------------
GERMANY--0.8%            COMMERCIAL BANKS--0.8%                    KfW--Kreditanstalt fuer
                                                                     Wiederaufbau:
                                                 GBP    700,000      5.375% due 12/07/2007..........     1,370,188
                                                        700,000      4.50% due 12/07/2008...........     1,347,775
                                                 EUR  2,000,000      4.25% due 7/04/2014............     2,676,404
                                                 JPY120,000,000    Norddeutsche Landesbank
                                                                     Girozentrale, 0.45% due
                                                                     1/19/2009......................     1,001,835
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   GERMANY..........................     6,396,202
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.2%          INDUSTRIAL              USD    725,000    Hutchison Whampoa International
                         CONGLOMERATES--0.1%                         Ltd., 5.45% due 11/24/2010.....       728,652
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         400,000    Hongkong Land CB 2005 Ltd., 2.75%
                         & DEVELOPMENT--0.1%                         due 12/21/2012(f)..............       465,500
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &            160,000    Noble Group Ltd., 0.90% due
                         DISTRIBUTORS--0.0%                          4/20/2009(f)...................       162,800
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   HONG KONG........................     1,356,952
------------------------------------------------------------------------------------------------------------------
INDIA--0.2%              AUTOMOBILES--0.1%              360,000    Tata Motors Ltd., 1% due
                                                                     4/27/2011(f)...................       454,932
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%          300,000    Gujarat NRE Coke Ltd., 0% due
                                                                     4/12/2011(f)(k)................       252,750
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE             500,000    Housing Development Finance
                         FINANCE--0.1%                               Corp., 0% due 9/27/2010(f)(k)..       592,751
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 200,000    Punj Lloyd Ltd., 0% due
                         INFRASTRUCTURE--0.0%                        4/08/2011(f)(k)................       199,000
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                         WIRELESS TELECOMMUNICA- USD    275,000    Reliance Communication Ltd., 0%
                         TION SERVICES--0.0%                         due 5/10/2011(f)(k)............  $    312,813
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN INDIA...     1,812,246
------------------------------------------------------------------------------------------------------------------
JAPAN--0.4%              COMMERCIAL BANKS--0.4%  JPY 80,000,000    The Bank of Kyoto Ltd. Series 1,
                                                                     1.90% due 9/30/2009(f).........     1,174,404
                                                    200,000,000    International Bank for
                                                                     Reconstruction & Development
                                                                     Series 670, 2% due 2/18/2008...     1,703,572
                                                     17,000,000    The Mie Bank Ltd., 1% due
                                                                     10/31/2011(f)..................       171,421
                                                                                                      ------------
                                                                                                         3,049,397
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%             20,000,000    ASIF II, 1.20% due 3/20/2008.....       168,545
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN JAPAN...     3,217,942
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.5%           DIVERSIFIED FINANCIAL   USD    800,000    Feringghi Capital Ltd., 0% due
                         SERVICES--0.2%                              12/22/2009(f)(k)...............       819,000
                                                 MYR  2,225,000    Johor Corp., 1% due
                                                                     7/31/2009(r)...................       706,349
                                                                                                      ------------
                                                                                                         1,525,349
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED             USD  1,300,000    Rafflesia Capital Ltd., 1.25% due
                         TELECOMMUNICATION                           10/04/2011(f)..................     1,392,625
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%                       IOI Capital Bhd(f)(k):
                                                        130,000      due 9/18/2009..................       227,500
                                                        100,000      due 12/18/2011.................       101,750
                                                                                                      ------------
                                                                                                           329,250
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &                     Resorts World Bhd(f):
                         LEISURE--0.0%
                                                 MYR    580,000      0% due 9/19/2008(k)............       181,661
                                                        980,000      8% due 8/15/2011...............       289,236
                                                                                                      ------------
                                                                                                           470,897
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.1%   USD    500,000    YTL Power Finance Cayman Ltd., 0%
                                                                     due 5/09/2010(f)(k)............       550,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   MALAYSIA.........................     4,268,121
------------------------------------------------------------------------------------------------------------------
MEXICO--0.1%             HOUSEHOLD                      545,000    Vitro Envases Norteamerica SA de
                         DURABLES--0.1%                              CV, 11.03% due 7/23/2011(a)....       596,775
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN MEXICO..       596,775
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.3%        SEMICONDUCTORS &                          ASM International NV(f):
                         SEMICONDUCTOR
                         EQUIPMENT--0.3%

                                                         70,000      4.25% due 12/06/2011...........        80,340
                                                        265,000      4.25% due 12/06/2011(a)........       301,438
                                                 EUR  1,450,000    Infineon Technologies Holding BV,
                                                                     4.25% due 2/06/2007(f).........     1,915,979
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   NETHERLANDS......................     2,297,757
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.0%          COMMERCIAL BANKS--0.0%  SGD    250,000    Somerset Global, 0% due
                                                                     1/12/2009(f)(k)................       196,414
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   SINGAPORE........................       196,414
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.1%        WIRELESS                                  LG Telecom Ltd.:
                         TELECOMMUNICATION
                         SERVICES--0.1%
                                                 USD     50,000      8.25% due 7/15/2009............        52,631
                                                        900,000      8.25% due 7/15/2009(a).........       947,250
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   SOUTH KOREA......................       999,881
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.1%             DIVERSIFIED FINANCIAL   TRY  1,396,720    Svensk Exportkredit AB, 10.50%
                         SERVICES--0.1%                              due 9/29/2015..................  $    749,917
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SWEDEN..       749,917
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.1%             CONSTRUCTION            USD    605,000    Taiwan Cement Corp., 0% due
                         MATERIALS--0.1%                             3/03/2009(f)(k)................     1,053,713
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%                 40,000    Shin Kong Financial Holding Co.
                                                                     Ltd., 0% due 6/17/2009(f)(k)...        47,300
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN TAIWAN..     1,101,013
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.1%     COMMERCIAL BANKS--0.1%  GBP    235,000    International Bank for
                                                                     Reconstruction & Development,
                                                                     7.125% due 7/30/2007...........       465,153
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED KINGDOM...................       465,153
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.6%      AEROSPACE &             USD    230,000    GenCorp, Inc., 5.75% due
                         DEFENSE--0.0%                               4/15/2007(f)...................       237,763
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                 356,242    Northwest Airlines, Inc.
                                                                     Series 1999-3-B, 9.485% due
                                                                     10/01/2016(h)(v)...............        78,373
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%            150,000    Cell Genesys, Inc., 3.125% due
                                                                     11/01/2011(f)..................       112,125
                                                        200,000    Nabi Biopharmaceuticals, 2.875%
                                                                     due 4/15/2025(f)...............       180,500
                                                                                                      ------------
                                                                                                           292,625
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%         400,000    PreTSL XXIV, 0% due
                                                                     3/22/2037(a)(j)................       394,136
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 380,000    Lucent Technologies, Inc., 8% due
                         EQUIPMENT--0.1%                             8/01/2031(f)...................       380,000
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                   375,000    Crown Cork & Seal Co., Inc.,
                         PACKAGING--0.0%                             7.50% due 12/15/2096...........       309,375
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL   JPY300,000,000    General Electric Capital Corp.,
                         SERVICES--0.4%                              0% due 1/15/2010(k)(n).........     2,520,650
                                                 USD    225,000    Triad Acquisition Corp. Series B,
                                                                     11.125% due 5/01/2013..........       213,750
                                                                                                      ------------
                                                                                                         2,734,400
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        600,000    Tenet Healthcare Corp., 9.25% due
                         SERVICES--0.1%                              2/01/2015......................       600,000
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &          220,000    Uno Restaurant Corp., 10% due
                         LEISURE--0.0%                               2/15/2011(a)...................       182,600
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER       GBP    213,000    The AES Corp., 8.375% due
                         PRODUCERS & ENERGY                          3/01/2011......................       434,253
                         TRADERS--0.4%
                                                 USD    400,000    Calpine Corp., 8.75% due
                                                                     7/15/2013(a)(h)................       429,000
                                                                   Calpine Generating Co. LLC(n):
                                                      1,220,000      9.099% due 4/01/2009...........     1,250,500
                                                        650,000      11.099% due 4/01/2010..........       685,750
                                                                                                      ------------
                                                                                                         2,799,503
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                291,000    Fortis Insurance NV, 7.75% due
                                                                     1/26/2008(a)(f)................       414,334
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE                     McMoRan Exploration Co.(f):
                         FUELS--0.1%
                                                        560,000      5.25% due 10/06/2011...........       606,900
                                                        325,000      5.25% due 10/06/2011(a)........       352,219
                                                                                                      ------------
                                                                                                           959,119
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST               1,250,000    Mandra Forestry, 12% due
                         PRODUCTS--0.1%                              5/15/2013(a)(q)................     1,000,000
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         SEMICONDUCTORS &               980,000    Conexant Systems, Inc., 4% due
                         SEMICONDUCTOR                               2/01/2007(f)...................  $    976,325
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.0%  USD    110,000    General Nutrition Centers, Inc.,
                                                                     8.625% due 1/15/2011...........       115,775
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       800,000    Nextel Communications, Inc.,
                         TELECOMMUNICATION                           5.25% due 1/15/2010(f).........       787,000
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED STATES....................    12,261,328
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS
                                                                   (COST--$52,168,730)--7.2%........    56,189,223
------------------------------------------------------------------------------------------------------------------
                                                                    FLOATING RATE LOAN INTERESTS(B)
------------------------------------------------------------------------------------------------------------------
MEXICO--0.1%             HOUSEHOLD                      483,333    Vitro Envases Norteamerica SA de
                         DURABLES--0.1%                              CV Term Loan 11.65% due
                                                                     2/24/2010......................       496,625
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN MEXICO..............       496,625
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      TEXTILES, APPAREL &            531,669    Galey & Lord, Inc. Term Loan,
                         LUXURY GOODS--0.0%                          10.17% due 7/31/2009(h)........         5,317
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN THE UNITED STATES...         5,317
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS
                                                                   (COST--$837,141)--0.1%...........       501,942
------------------------------------------------------------------------------------------------------------------
                                                                    FOREIGN GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
                                                 EUR  8,250,000    Bundesrepublik Deutschland, 4%
                                                                     due 7/04/2016..................    10,921,952
                                                      1,125,000    Caisse d'Amortissement de la
                                                                     Dette Sociale, 4% due
                                                                     10/25/2014.....................     1,479,180
                                                 CAD  2,355,000    Canadian Government Bond, 4% due
                                                                     9/01/2010......................     2,020,334
                                                 ISK71,000,000.... Iceland Rikisbref, 7.25% due
                                                                     5/17/2013......................       929,673
                                                                   Malaysia Government Bond :
                                                 MYR  7,400,000      3.756% due 4/28/2011...........     2,101,749
                                                      8,750,000      Series 386X, 8.60% due
                                                                     12/01/2007.....................     2,593,728
                                                 EUR  1,300,000    Netherlands Government Bond,
                                                                     3.75% due 7/15/2014............     1,693,441
                                                 NZD  1,175,000    New Zealand Government Bond
                                                                     Series 216, 4.50% due
                                                                     2/14/2016......................     1,135,272
                                                 PLN  6,000,000    Poland Government Bond, 3% due
                                                                     8/24/2016......................     2,066,614
                                                 SEK 19,125,000    Sweden Government Bond Series
                                                                     3101, 4% due 12/01/2008........     3,406,543
                                                 EUR  2,750,000    Unedic, 3.50% due 9/18/2008......     3,604,197
                                                 GBP  1,250,000    United Kingdom Gilt, 4.25% due
                                                                     3/07/2011......................     2,374,085
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS
                                                                   (COST--$33,211,516)--4.3%........    34,326,768
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE                 U.S. GOVERMENT &
COUNTRY                                              AMOUNT               AGENCY OBLIGATIONS             VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--17.4%                             USD     70,000    Fannie Mae, 5.40% due 2/01/2008..  $     70,139
                                                      3,175,000    Freddie Mac, 5.48% due
                                                                     5/16/2008......................     3,175,121
                                                                   U.S. Treasury Inflation Indexed
                                                                     Bonds:
                                                      8,952,552      0.875% due 4/15/2010...........     8,487,440
                                                     22,480,783      2.375% due 4/15/2011...........    22,391,220
                                                      9,980,658      1.875% due 7/15/2015(p)........     9,564,665
                                                     26,907,056      2% due 1/15/2016...............    25,980,027
                                                     13,896,942      2.50% due 7/15/2016............    14,002,253
                                                                   U.S. Treasury Notes:
                                                      7,500,000      3.625% due 4/30/2007...........     7,466,017
                                                        700,000      3.50% due 5/31/2007............       695,707
                                                      1,800,000      4.375% due 12/31/2007..........     1,788,960
                                                      1,250,000      4.875% due 4/30/2008...........     1,248,827
                                                      1,385,000      4% due 6/15/2009...............     1,361,141
                                                     12,000,000      4.875% due 5/31/2011...........    12,082,500
                                                      7,925,000      4.25% due 11/15/2014...........     7,687,868
                                                      6,100,000      4.50% due 11/15/2015...........     6,006,115
                                                      6,125,000      5.125% due 5/15/2016...........     6,308,989
                                                      4,550,000      4.875% due 8/15/2016...........     4,604,386
                                                      4,850,000      4.625% due 11/15/2016..........     4,818,174
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL U.S. GOVERNMENT &
                                                                   AGENCY OBLIGATIONS
                                                                   (COST--$137,717,478)--17.4%......   137,739,549
------------------------------------------------------------------------------------------------------------------
                                                                           STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%                                                       JPMorgan Chase Bank Structured
                                                                     Notes (NTN--B Linked Notes)(t):
                                                 BRL  7,397,438      6% due 8/15/2010...............     3,252,680
                                                      5,888,353      6% due 8/15/2010...............     2,588,706
                                                      2,849,611      6% due 8/17/2010...............     1,253,238
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                     BRAZIL.........................     7,094,624
------------------------------------------------------------------------------------------------------------------
GERMANY--1.3%                                    USD  3,000,000    Goldman Sachs & Co. (DAX Linked
                                                                     Notes), due 10/19/2007(t)......     3,275,397
                                                      3,450,000    Goldman Sachs & Co. (Dow Jones
                                                                     EURO STOXX 50(R) Index Linked
                                                                     Notes), due 6/20/2008(t).......     3,450,928
                                                      3,450,000    JPMorgan Chase & Co. (Dow Jones
                                                                     EURO STOXX 50(R) Index Linked
                                                                     Notes), due 6/17/2008(t).......     3,466,905
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   GERMANY..........................    10,193,230
------------------------------------------------------------------------------------------------------------------
JAPAN--1.5%                                                        Goldman Sachs & Co. (TOPIX Linked
                                                                     Notes):
                                                      7,000,000      due 1/28/2008(u)...............     6,466,565
                                                      2,700,000      due 2/16/2008(t)...............     2,673,899
                                                      2,929,000      Series B, due 1/31/2007(t).....     3,255,906
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   JAPAN............................    12,396,370
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                           STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.7%                                                       UBS AG (Gold Linked Notes)(t):
                                                 USD    700,000      due 4/23/2008..................  $    748,230
                                                        780,000      due 4/28/2008..................       845,442
                                                        730,000      due 5/27/2008..................       745,914
                                                        770,000      due 6/18/2008..................       775,159
                                                        780,000      due 6/19/2008..................       786,864
                                                      1,650,000    UBS AG (Total Return TWD Linked
                                                                     Notes), due 12/01/2010(t)......     1,665,675
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   TAIWAN...........................     5,567,284
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.6%                                  12,746,000    Morgan Stanley (Bear Market PLUS
                                                                     S&P 500 Index Linked Notes),
                                                                     Series F, due 7/07/2008(u).....    12,711,600
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN THE
                                                                   UNITED STATES....................    12,711,600
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES
                                                                   (COST--$47,477,537)--6.0%........    47,963,108
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL FIXED INCOME SECURITIES
                                                                   (COST--$271,412,402)--35.0%......   276,720,590
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                                INDUSTRY            INTEREST              OTHER INTERESTS(E)
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      DIVERSIFIED             USD  1,400,000    AboveNet, Inc.. (Litigation Trust
                         TELECOMMUNICATION                           Certificates)..................             0
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OTHER INTERESTS
                                                                   (COST--$0)--0.0%                              0
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT              SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
ICELAND--0.0%            TIME DEPOSITS--0.0%     ISK 12,700,000    Iceland Time Deposit,15.35% due
                                                                     1/12/2007......................       178,810
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   ICELAND..........................       178,810
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                                                    INTEREST
------------------------------------------------------------------------------------------------------------------
UNITED STATES--6.2%                              USD 48,211,310    BlackRock Liquidity Series, LLC
                                                                     Cash Sweep Series,
                                                                     5.26%(d)(o)....................    48,211,310
                                                        268,800    BlackRock Liquidity Series, LLC
                                                                     Money Market Series,
                                                                     5.29%(d)(l)(o).................       268,800
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   THE UNITED STATES................    48,480,110
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES
                                                                   (COST--$48,657,040)--6.2%........    48,658,920
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS               OPTIONS PURCHASED             VALUE
------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                                              S&P 500 Index Option:
                                                             19      expiring March 2007 at USD
                                                                     1,390..........................  $     30,400
                                                              4      expiring March 2007 at USD
                                                                     1,400..........................         8,200
                                                              4      expiring March 2007 at USD
                                                                     1,405..........................         8,560
                                                             10      expiring March 2007 at USD
                                                                     1,410..........................        23,400
                                                             11      expiring March 2007 at USD
                                                                     1,415..........................        27,500
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS PURCHASED (PREMIUMS
                                                                   PAID--$107,969)--0.0%............        98,060
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS
                                                                   (COST--$650,678,136)--99.0%......   782,882,018
------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                               3Com Corp.:
                                                            308      expiring January 2007 at USD
                                                                     5..............................        (1,540)
                                                          1,390      expiring January 2008 at USD
                                                                     5..............................       (62,550)
                                                                   Bausch & Lomb, Inc.:
                                                             77      expiring January 2007 at USD
                                                                     50.............................       (19,635)
                                                             30      expiring January 2008 at USD
                                                                     45.............................       (35,100)
                                                            132    CA, Inc., expiring January 2007
                                                                     at USD 30......................          (660)
                                                             88    CBS Corp. Class B, expiring
                                                                     January 2007 at USD 27.5.......       (36,080)
                                                                   Career Education Corp.:
                                                            105      expiring January 2007 at USD
                                                                     25.............................        (8,400)
                                                             90      expiring January 2007 at USD
                                                                     30.............................          (450)
                                                            160      expiring January 2007 at USD
                                                                     35.............................          (800)
                                                             69    Chicago Bridge & Iron Co. NV,
                                                                     expiring January 2007 at USD
                                                                     25.............................       (16,974)
                                                            205    Cirrus Logic, Inc., expiring
                                                                     January 2007 at USD 5..........       (42,025)
                                                                   Cisco Systems, Inc.:
                                                            206      expiring January 2007 at USD
                                                                     17.5...........................      (208,060)
                                                            239      expiring January 2007 at USD
                                                                     22.5...........................      (119,500)
                                                                   Comverse Technology, Inc.:
                                                          1,091      expiring January 2008 at USD
                                                                     17.5...........................      (621,870)
                                                             20      expiring January 2008 at USD
                                                                     20.............................        (8,000)
                                                            244    El Paso Corp., expiring January
                                                                     2008 at USD 15.................       (46,360)
                                                            385    Extreme Networks, Inc., expiring
                                                                     January 2007 at USD 5..........        (1,925)
                                                                   eBay, Inc.:
                                                            117      expiring January 2008 at USD 20      (139,230)
                                                            120      expiring January 2008 at USD 25       (98,400)
                                                             57    Fannie Mae, expiring January 2007
                                                                     at USD 50......................       (54,150)
                                                            257    Genesis Microchip, Inc., expiring
                                                                     June 2007 at USD 10............       (34,695)
                                                            478    Knight Capital Group, Inc. Class
                                                                     A, expiring January 2007 at USD
                                                                     7.5............................      (564,040)
                                                            256    Lexmark International, Inc. Class
                                                                     A, expiring January 2007 at USD
                                                                     50.............................      (622,080)
                                                                   McDermott International, Inc.:
                                                             39      expiring January 2007 at USD
                                                                     15.............................      (210,600)
                                                            116      expiring January 2007 at USD
                                                                     23.375.........................      (480,240)
                                                            114      expiring January 2007 at USD
                                                                     26.625.........................      (417,240)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS                OPTIONS WRITTEN              VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
(CONCLUDED)
                                                             57    Molson Coors Brewing Co. Class B,
                                                                     expiring January 2007 at USD
                                                                     60.............................  $    (95,190)
                                                                   Motorola, Inc.:
                                                            695      expiring January 2007 at USD
                                                                     22.5...........................       (11,120)
                                                            253      expiring January 2008 at USD
                                                                     20.............................       (79,948)
                                                             78    Murphy Oil Corp., expiring
                                                                     January 2007 at USD 50.........       (13,182)
                                                            195    Norfolk Southern Corp., expiring
                                                                     January 2007 at USD 40.........      (204,750)
                                                            343    Nortel Networks Corp., expiring
                                                                     January 2008 at USD 22.5.......      (246,960)
                                                                   Novell, Inc.:
                                                            268      expiring January 2007 at USD
                                                                     5..............................       (32,160)
                                                          2,063      expiring January 2007 at USD
                                                                     7.5............................       (10,315)
                                                                   Panera Bread Co. Class A:
                                                            133      expiring January 2008 at USD
                                                                     50.............................      (160,930)
                                                            231      expiring January 2008 at USD
                                                                     55.............................      (212,520)
                                                            166      expiring January 2008 at USD
                                                                     60.............................      (112,880)
                                                            282    Pfizer, Inc., expiring January
                                                                     2007 at USD 25.................       (33,840)
                                                            424    QUALCOMM, Inc., expiring January
                                                                     2008 at USD 40.................      (207,760)
                                                                   Quanta Services, Inc.:
                                                             91      expiring January 2007 at USD
                                                                     10.............................       (89,180)
                                                            170      expiring January 2007 at USD
                                                                     12.5...........................      (124,100)
                                                            367    Sprint Nextel Corp., expiring
                                                                     January 2008 at USD 22.5.......       (34,865)
                                                            174    Suncor Energy, Inc., expiring
                                                                     January 2007 at USD 50.........      (508,080)
                                                            606    TIBCO Software, Inc., expiring
                                                                     January 2007 at USD 7.5........      (115,140)
                                                            137    Tellabs, Inc., expiring January
                                                                     2007 at USD 12.5...............          (685)
                                                            287    Tenet Healthcare Corp., expiring
                                                                     January 2007 at USD 7.5........        (2,870)
                                                            132    Tyco International Ltd., expiring
                                                                     January 2007 at USD 25.........       (73,920)
                                                            353    Valeant Pharmaceuticals
                                                                     International, expiring January
                                                                     2007 at USD 15.................       (86,485)
                                                             89    Wendy's International, Inc.,
                                                                     expiring January 2007 at USD
                                                                     45.............................      (246,530)
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS WRITTEN
                                                                   (PREMIUMS RECEIVED--
                                                                   $4,174,336)--(0.8%)..............    (6,554,014)
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                                   WRITTEN
                                                                   (COST--$646,503,800*)--98.2%.....   776,328,004
                                                                   OTHER ASSETS LESS
                                                                   LIABILITIES--1.8%................    14,578,532
                                                                                                      ------------
                                                                   NET ASSETS--100.0%                 $790,906,536
                                                                                                      ============
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $651,515,797
                                                              ============
Gross unrealized appreciation...............................  $136,684,899
Gross unrealized depreciation...............................   (11,872,692)
                                                              ------------
Net unrealized appreciation.................................  $124,812,207
                                                              ============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------------
                                                                  NET          INTEREST
AFFILIATE                                                       ACTIVITY        INCOME
----------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $(28,015,819)   $2,015,477
BlackRock Liquidity Series, LLC Money Market Series.........  $   (921,900)   $   11,471
----------------------------------------------------------------------------------------

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)  Convertible security.

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)  Depositary receipts.

(j)  Non-income producing security.

(k)  Represents a zero coupon bond.

(l)  Security was purchased with the cash proceeds from securities loans.

(m) Security, or a portion of security, is on loan.

(n)  Floating rate security.

(o)  Represents the current yield as of December 31, 2006.

(p) All or a portion of security held as collateral in connection with open financial futures contracts.

(q)  Issued with warrants.

(r)  Represents a step bond.

(s) Received through a bonus issue from Cia Vale do Rio Doce. As of December 31, 2006, the bond has not commenced trading and the coupon rate has not been determined. The security is a perpetual bond and has no definite maturity date.

(t) Security represents an index linked note. Value of the instrument is derived from the price fluctuations in the underlying index.

(u) Security represents an index linked note. Value of the instrument is inversely derived from the price fluctuations in the underlying index.

 (v)  Subject to principal paydowns.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:

--------------------------------------------------------
                                            UNREALIZED
                             SETTLEMENT    APPRECIATION
FOREIGN CURRENCY PURCHASED      DATE      (DEPRECIATION)
--------------------------------------------------------
BRL                  3,796  January 2007    $      (4)
CHF              6,337,448  January 2007       80,003
EUR             15,253,276  January 2007       26,343
IDR           9,031,000,000  August 2007       44,698
JPY          1,205,382,533  January 2007     (211,628)
--------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD
FOREIGN
EXCHANGE CONTRACTS--NET (USD
COMMITMENT--$36,584,247)                    $ (60,588)
                                            =========
--------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

- Forward foreign exchange contracts sold as of December 31, 2006 were as follows:

-------------------------------------------------
                        SETTLEMENT    UNREALIZED
FOREIGN CURRENCY SOLD      DATE      DEPRECIATION
-------------------------------------------------
IDR     5,925,600,000  August 2007     $(19,391)
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS (USD
COMMITMENT--$633,246)                  $(19,391)
                                       ========
-------------------------------------------------

-   Swap contracts outstanding as of December 31, 2006 were as follows:

----------------------------------------------------------------------------------------
                                                               NOTIONAL      UNREALIZED
DESCRIPTION                                                     AMOUNT      DEPRECIATION
----------------------------------------------------------------------------------------
Bought credit default protection on United Mexican States
and pay 1.12%
Broker, Credit Suisse
Expires May 2010............................................  USD 380,000     $ (9,492)
Bought credit default protection on DaimlerChrysler NA
Holding Corp. and pay 0.53%
Broker, JPMorgan Chase
Expires June 2011...........................................  EUR 245,000         (863)
Bought credit default protection on Carnival Corp. and pay
0.25%
Broker, JPMorgan Chase
Expires September 2011......................................  USD 475,000       (1,863)
Bought credit default protection on JC Penney Corp., Inc.
and pay 0.53%
Broker, JPMorgan Chase
Expires September 2011......................................  USD 150,000         (183)
Bought credit default protection on McDonald's Corp. and pay
0.16%
Broker, JPMorgan Chase
Expires September 2011......................................  USD 150,000         (139)
Bought credit default protection on Whirlpool Corp. and pay
0.48%
Broker, JPMorgan Chase
Expires September 2011......................................  USD 150,000         (533)
----------------------------------------------------------------------------------------
TOTAL.......................................................                  $(13,073)
                                                                              ========
----------------------------------------------------------------------------------------

- Financial futures contracts purchased as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------------------
                                                                                UNREALIZED
NUMBER OF                                          EXPIRATION       FACE       APPRECIATION
CONTRACTS         ISSUE            EXCHANGE           DATE         VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------
    2       DAX INDEX 25 EURO  Eurex Deutshland      March 2007  $  436,522       $2,558
   12       S&P TSE 60 INDEX       Montreal          March 2007  $1,536,215          740
    1       EURODOLLAR             Chicago       September 2008  $  237,901          (26)
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED
APPRECIATION--NET                                                                 $3,272
                                                                                  ======
--------------------------------------------------------------------------------------------

-   Financial futures contracts sold as of December 31, 2006 were as follows:

--------------------------------------------------------------------------------------------------------
                                                                                            UNREALIZED
NUMBER OF                                                     EXPIRATION       FACE        APPRECIATION
CONTRACTS                  ISSUE                  EXCHANGE       DATE          VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
   37       FTSE 100 INDEX                         LIFFE        March 2007  $ 4,481,161     $ (22,040)
   12       JAPAN 10-YEAR GOVERNMENT BOND FUTURE   Tokyo        March 2007  $13,586,621        69,542
   28       S&P 500 INDEX                         Chicago       March 2007  $ 9,974,199       (24,601)
   25       TOPIX INDEX                            Tokyo        March 2007  $ 3,359,322      (175,193)
    1       EURODOLLAR                            Chicago   September 2009  $   237,549          (151)
--------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                                          $(152,443)
                                                                                            =========
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

-   Currency Abbreviations:

BRL  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
HKD  Hong Kong Dollar
IDR  Indonesian Rupiah
ISK  Icelandic Krona
JPY  Japanese Yen
MYR  Malaysian Ringgit
NZD  New Zealand Dollar
PLN  Polish Zloty
SEK  Swedish Krona
SGD  Singapore Dollar
TRY  Turkish Lira
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $258,672) (identified
  cost--$602,090,057).......................................                  $734,303,848
Investments in affiliated securities, at value (identified
  cost--$48,480,110)........................................                    48,480,110
Options purchased, at value (premiums paid--$107,969).......                        98,060
Unrealized appreciation on forward foreign exchange
  contracts.................................................                       151,044
Cash........................................................                        10,328
Foreign cash (cost--$11,007,745)............................                    11,241,352
Receivables:
  Securities sold...........................................  $ 13,757,959
  Interest..................................................     2,501,166
  Dividends.................................................       827,961
  Capital shares sold.......................................       664,066
  Options written...........................................       383,833
  Variation margin..........................................        73,503
  Securities lending........................................           479      18,208,967
                                                              ------------
Prepaid expenses and other assets...........................                        31,853
                                                                              ------------
Total assets................................................                   812,525,562
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       268,800
Options written, at value (premiums received--$4,174,336)...                     6,554,014
Unrealized depreciation on swaps............................                        13,073
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       231,023
Deferred foreign capital gain tax...........................                         9,188
Payables:
  Securities purchased......................................    13,415,543
  Investment adviser........................................       403,211
  Custodian.................................................       203,437
  Capital shares redeemed...................................       166,868
  Distributor...............................................        12,995
  Other affiliates..........................................         8,185
  Swaps.....................................................           999      14,211,238
                                                              ------------
Accrued expenses and other liabilities......................                       331,690
                                                                              ------------
Total liabilities...........................................                    21,619,026
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $790,906,536
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  4,857,946
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        11,983
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                       527,073
Paid-in capital in excess of par............................                   655,480,980
Accumulated distributions in excess of investment
  income--net...............................................  $ (2,421,783)
Undistributed realized capital gains--net...................     2,604,995
Unrealized appreciation--net................................   129,845,342
                                                              ------------
Total accumulated earnings--net.............................                   130,028,554
                                                                              ------------
NET ASSETS..................................................                  $790,906,536
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $717,927,905 and 48,579,461
  shares outstanding........................................                  $      14.78
                                                                              ============
Class II--Based on net assets of $1,770,907 and 119,830
  shares outstanding........................................                  $      14.78
                                                                              ============
Class III--Based on net assets of $71,207,724 and 5,270,731
  shares outstanding........................................                  $      13.51
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $2,015,477 from affiliates)(net of
  $1,984 foreign withholding tax)...........................                 $ 10,884,961
Dividends (net of $520,752 foreign withholding tax).........                   10,768,657
Securities lending--net.....................................                       11,471
                                                                             ------------
Total income................................................                   21,665,089
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 4,741,908
Custodian fees..............................................      434,975
Accounting services.........................................      265,244
Printing and shareholder reports............................      129,374
Distribution fees--Class III................................       77,113
Professional fees...........................................       75,578
Directors' fees and expenses................................       41,760
Pricing services............................................       27,652
Transfer agent fees--Class I................................        4,769
Distribution fees--Class II.................................        2,660
Transfer agent fees--Class III..............................          220
Transfer agent fees--Class II...............................           12
Other.......................................................       29,639
                                                              -----------
Total expenses..............................................                    5,830,904
                                                                             ------------
Investment income--net......................................                   15,834,185
                                                                             ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $4,660 in foreign capital gain
    tax)....................................................   72,698,402
  Financial futures contracts and swaps--net................      486,624
  Options written--net......................................      (13,266)
  Foreign currency transactions--net........................     (620,935)     72,550,825
                                                              -----------
Increase from payment by affiliate in order to resolve a
  regulatory issue relating to an investment................                      124,411
Change in unrealized appreciation/depreciation on:
  Investments--net (including $48,596 foreign capital gain
    tax credit).............................................   25,856,634
  Financial futures contracts and swaps--net................     (530,058)
  Options written--net......................................       53,438
  Foreign currency transactions--net........................     (274,970)     25,105,044
                                                              -----------    ------------
Total realized and unrealized gain--net.....................                   97,780,280
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $113,614,465
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 15,834,185   $ 13,679,809
Realized gain--net..........................................    72,675,236     51,860,584
Change in unrealized appreciation/depreciation--net.........    25,105,044      3,187,204
                                                              ------------   ------------
Net increase in net assets resulting from operations........   113,614,465     68,727,597
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (18,496,788)   (15,978,508)
  Class II..................................................       (43,035)       (38,957)
  Class III.................................................    (1,901,349)      (627,946)
Realized gain--net:
  Class I...................................................   (26,938,871)            --
  Class II..................................................       (66,550)            --
  Class III.................................................    (2,881,439)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (50,328,032)   (16,645,411)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    17,122,624     34,095,213
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    80,409,057     86,177,399
Beginning of year...........................................   710,497,479    624,320,080
                                                              ------------   ------------
End of year*................................................  $790,906,536   $710,497,479
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $ (2,421,783)  $ (3,573,419)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  13.54    $  12.56    $  11.29    $   8.62    $   9.74
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .32         .27         .23         .21         .26
Realized and unrealized gain (loss)--net.................      1.92        1.03        1.41        2.77       (1.05)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      2.24        1.30        1.64        2.98        (.79)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.41)       (.32)       (.37)       (.31)       (.33)
  Realized gain--net.....................................      (.59)         --          --          --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (1.00)       (.32)       (.37)       (.31)       (.33)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  14.78    $  13.54    $  12.56    $  11.29    $   8.62
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    16.53%***   10.43%      14.57%      34.57%      (8.15%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .79%        .77%        .76%        .75%        .77%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     2.18%       2.07%       1.93%       2.16%       2.77%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $717,928    $679,681    $613,145    $507,674    $349,514
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    55.06%      56.84%      43.60%      47.41%      55.50%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                         ----------------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,                  FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            -----------------------------------    NOVEMBER 24, 2003+
FINANCIAL STATEMENTS.                                     2006          2005          2004     TO DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $ 13.54       $ 12.56       $ 11.29         $ 10.73
                                                         -------       -------       -------         -------
Investment income--net**...............................      .29           .25           .21             .01
Realized and unrealized gain--net......................     1.92          1.03          1.41             .85
                                                         -------       -------       -------         -------
Total from investment operations.......................     2.21          1.28          1.62             .86
                                                         -------       -------       -------         -------
Less dividends and distributions:
  Investment income--net...............................     (.38)         (.30)         (.35)           (.30)
  Realized gain--net...................................     (.59)           --            --              --
                                                         -------       -------       -------         -------
Total dividends and distributions......................     (.97)         (.30)         (.35)           (.30)
                                                         -------       -------       -------         -------
Net asset value, end of period.........................  $ 14.78       $ 13.54       $ 12.56         $ 11.29
                                                         =======       =======       =======         =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................   16.36%****    10.27%        14.40%           8.05%++
                                                         =======       =======       =======         =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................     .94%          .92%          .91%            .95%***
                                                         =======       =======       =======         =======
Investment income--net.................................    2.03%         1.92%         1.78%            .87%***
                                                         =======       =======       =======         =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............  $ 1,771       $ 1,743       $ 1,720         $ 1,797
                                                         =======       =======       =======         =======
Portfolio turnover.....................................   55.06%        56.84%        43.60%          47.41%
                                                         =======       =======       =======         =======
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

**** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       ------------------------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,                   FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          -------------------------------------    NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                    2006           2005          2004     TO DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................  $  12.45       $  11.58       $ 10.46         $ 10.00
                                                       --------       --------       -------         -------
Investment income (loss)--net**......................       .23            .22           .19              --++
Realized and unrealized gain--net....................      1.81            .95          1.29             .76
                                                       --------       --------       -------         -------
Total from investment operations.....................      2.04           1.17          1.48             .76
                                                       --------       --------       -------         -------
Less dividends and distributions:
  Investment income--net.............................      (.39)          (.30)         (.36)           (.30)
  Realized gain--net.................................      (.59)            --            --              --
                                                       --------       --------       -------         -------
Total dividends and distributions....................      (.98)          (.30)         (.36)           (.30)
                                                       --------       --------       -------         -------
Net asset value, end of period.......................  $  13.51       $  12.45       $ 11.58         $ 10.46
                                                       ========       ========       =======         =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................    16.40%****     10.18%        14.20%           7.62%++
                                                       ========       ========       =======         =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................     1.04%          1.02%         1.01%           1.08%***
                                                       ========       ========       =======         =======
Investment income (loss)--net........................     1.88%          1.85%         1.79%           (.24%)***
                                                       ========       ========       =======         =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............  $ 71,208       $ 29,074       $ 9,455         $    37
                                                       ========       ========       =======         =======
Portfolio turnover...................................    55.06%         56.84%        43.60%          47.41%
                                                       ========       ========       =======         =======
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

**** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

+ Commencement of operations.

++ Amount is less than ($.01) per share.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Global Allocation V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Global Allocation V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.

  Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset

--------------------------------------------------------------------------------

value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable

--------------------------------------------------------------------------------

interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (j) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (k) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,758,623 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions,

--------------------------------------------------------------------------------

amortization methods for premiums and discounts on fixed income securities, gains from the sale of stock of passive foreign investment companies and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  MLIM reimbursed the Fund $124,411 in order to resolve a regulatory issue related to an investment.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $4,885 in securities lending agent fees from the Fund.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $12,148 and $3,468, respectively, for certain accounting services.

  In addition, MLPF&S received $59,264 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $413,797,337 and $363,294,306, respectively.
  Transactions in options written for the year ended December 31, 2006 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
Call Options Written                        Contracts    Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year........................   13,318     $ 3,240,981
Options written...........................   12,062       3,650,771
Options expired...........................   (1,408)       (358,127)
Options exercised.........................   (7,554)     (1,560,822)
Options closed............................   (2,431)       (798,467)
                                             ------     -----------
Outstanding call options written, end of
 year.....................................   13,987     $ 4,174,336
                                             ======     ===========
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 year........................................      --            --
Options written..............................      45      $ 46,669
Options expired..............................     (45)      (46,669)
                                                  ---      --------
Outstanding put options written, end of
 year........................................      --      $     --
                                                  ===      ========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $17,122,624 and $34,095,213 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,937,901    $ 28,171,478
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,074,131      45,435,659
                                       ----------    ------------
Total issued.........................   5,012,032      73,607,137
Shares redeemed......................  (6,631,759)    (96,744,542)
                                       ----------    ------------
Net decrease.........................  (1,619,727)   $(23,137,405)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,936,089    $ 62,144,049
Shares issued to shareholders in
 reinvestment of dividends...........   1,193,686      15,978,508
                                       ----------    ------------
Total issued.........................   6,129,775      78,122,557
Shares redeemed......................  (4,762,239)    (61,851,818)
                                       ----------    ------------
Net increase.........................   1,367,536    $ 16,270,739
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2006                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................       42    $     653
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.............................    7,414      109,585
                                             -------    ---------
Total issued...............................    7,456      110,238
Shares redeemed............................  (16,330)    (240,056)
                                             -------    ---------
Net decrease...............................   (8,874)   $(129,818)
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................    3,284    $  41,679
Shares issued to shareholders in
 reinvestment of dividends.................    2,915       38,957
                                             -------    ---------
Total issued...............................    6,199       80,636
Shares redeemed............................  (14,446)    (186,848)
                                             -------    ---------
Net decrease...............................   (8,247)   $(106,212)
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   5,046,538    $ 69,004,565
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     354,018       4,782,788
                                       ----------    ------------
Total issued.........................   5,400,556      73,787,353
Shares redeemed......................  (2,464,621)    (33,397,506)
                                       ----------    ------------
Net increase.........................   2,935,935    $ 40,389,847
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,562,212    $18,453,339
Shares issued to shareholders in
 reinvestment of dividends.............     50,773        627,946
                                         ---------    -----------
Total issued...........................  1,612,985     19,081,285
Shares redeemed........................    (94,591)    (1,150,599)
                                         ---------    -----------
Net increase...........................  1,518,394    $17,930,686
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. COMMITMENTS:

At December 31, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approxi-

--------------------------------------------------------------------------------

mate values of $370,000 and $109,000, respectively.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $20,441,172   $16,645,411
 Long-term capital gain................   29,886,860            --
                                         -----------   -----------
Total taxable distributions............  $50,328,032   $16,645,411
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $  2,928,842
Undistributed long-term capital gains--net.........     2,622,337
                                                     ------------
Total undistributed earnings--net..................     5,551,179
Capital loss carryforward..........................            --
Unrealized gains--net..............................   124,477,375*
                                                     ------------
Total accumulated earnings--net....................  $130,028,554
                                                     ============
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain financial futures and foreign currency contracts and other book/tax differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK GLOBAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed the benchmark MSCI World Index and its comparable Lipper category average for the fiscal year, benefiting significantly from favorable geographic exposures.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Global Growth V.I. Fund's (formerly Mercury Global Growth V.I. Fund) Class I Shares posted a total return of +22.01%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Index returned +20.07% (in U.S. dollar terms) and the Lipper Global Growth Funds (Variable Products) category had an average return of +17.65%. (Funds in this Lipper category invest at least 75% of their equity assets in companies both inside and outside the United States. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World Broad Market Index.)

  Global equity markets enjoyed strong returns in 2006. Major markets outside the United States significantly outperformed the MSCI World Index (in U.S. dollar terms), with the notable exception of Japan, which posted positive performance but saw much more modest returns than those seen in the United States, Europe and the rest of Asia. In particular, emerging and developing markets outperformed as global economic growth continued on a strong upward trajectory through the year.

  While returns were positive for the full year, from early May to mid-July many global equity markets in which the Fund invests experienced price corrections of between 8% (U.S., as measured by the S&P 500 Index) and as much as 29% (India, as measured by the BSE Sensex 30 Index). This price action was largely triggered by global liquidity concerns, as many monetary authorities around the world adopted a decidedly "tighter" monetary policy stance. The implications of lower global liquidity had the effect of increasing risk premium levels and decreasing stock market valuations. Although relatively short lived and transitory, this correction resulted in a distinct change in market leadership that was particularly evident in the United States as concerns surfaced around the durability of the economic expansion that had been in place since late 2001. Sector leadership within the S&P 500 (the largest component of the MSCI World Index at a near 50% weighting) shifted from highly cyclical areas, such as industrials, energy and materials, to the more defensive consumer staples, health care and financials sectors. Liquidity fears eventually subsided in the second half of 2006 as it became clear that global growth patterns were intact.

  The portfolio provided above-average returns for the year, outpacing the MSCI World Index and the average of the Lipper category. Country allocation was a significant positive factor. Our measurable overweight in Australia and our positions in China, Hong Kong and India, neither of which is represented in the benchmark, generated favorable returns for the Fund. A considerable underweight of the U.S. market was less beneficial in the second half of the year, but contributed to overall performance nonetheless. A market transition in Japan and an underweight in the U.K. slightly detracted from performance for the year.

  Select sector allocation decisions were additive to Fund returns, such as our overweight positions in information technology and materials. Specific names that contributed most to performance included Zinifex Ltd. (Australia), CSL Ltd. (Australia), QBE Insurance Group Ltd. (Australia), China Merchants Holdings International Co., Ltd. (Hong Kong) and Aker Kvaerner ASA (Norway). Negative sector effects were realized from our underweight positions in utilities, telecommunications and financials. Specific names that detracted from performance included Hyundai Motor Co. (South Korea), Seven & I Holdings Co. Ltd. (Japan), Yahoo!, Inc. (U.S.), Cyber Communications, Inc. (Japan) and Exxon Mobil Corp. (U.S.).

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  In the first half of the year, we reduced our overweight in Japan to a moderate underweight on the basis of questions surrounding consumer demand and the vitality of the economic recovery. In the second half of 2006, we repositioned sector exposure in the portfolio to adjust to slightly moderating, although still positive, global economic growth. To that end, we reduced exposure to consumer discretionary, industrials and energy and increased exposure to information technology and financials. We initiated or added to the Fund's positions in Cisco Systems, Inc., Diageo PLC, Novartis AG, Australia & New Zealand Banking Group Ltd. and ZTE Corp. We eliminated or reduced positions in Hyundai

--------------------------------------------------------------------------------

Motor Co., Mitsubishi UFJ Financial Group, Inc., LVMH Moet Hennessy Louis Vuitton, Toll Holdings Ltd. and Mizuho Financial Group, Inc.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  U.S. economic growth (i.e., gross domestic product growth) has slowed to a slightly below-trend rate of expansion (in the area of 2%-3%). We view this as a typical mid-cycle slowdown. At the same time, most other global economies, particularly those in Europe and Asia, continue to experience strong rates of growth. This has provided a rather balanced demand backdrop on a worldwide basis. While we do not expect a recession to unfold in the United States, we are highly selective in our stock selection process within this market. The Fund continues to find relatively attractive investment opportunities in the Asia-Pacific region. As of year-end, slightly less than 50% of the Fund's net assets was invested in stocks in these markets and about 20% in emerging market economies.

  The portfolio ended the year overweight compared to the MSCI World Index in industrials, information technology and materials, and underweight in financials, consumer staples, consumer discretionary and telecommunications. Fund weightings in the health care, energy and utilities sectors were fairly neutral relative to the benchmark.

Thomas E. Burke, CFA
Vice President and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                                BLACKROCK GLOBAL GROWTH V.I.          MORGAN STANLEY CAPITAL
                                                                   FUND+--CLASS I SHARES*          INTERNATIONAL WORLD INDEX++
                                                                ----------------------------       ---------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11562
12/01                                                                       9817                               9617
12/02                                                                       7094                               7705
12/03                                                                       9475                              10256
12/04                                                                      10906                              11765
12/05                                                                      12562                              12881
12/06                                                                      15327                              15466

(LINE GRAPH)

                                               BLACKROCK GLOBAL GROWTH     BLACKROCK GLOBAL GROWTH
                                                V.I. FUND+--CLASS II        V.I. FUND+--CLASS III       MORGAN STANLEY CAPITAL
                                                       SHARES*                     SHARES*            INTERNATIONAL WORLD INDEX++
                                               -----------------------     -----------------------    ---------------------------
9/30/04**                                             10000.00                    10000.00                      10000.00
12/04                                                 11182.00                    11182.00                      11194.00
12/05                                                 12891.00                    12891.00                      12256.00
12/06                                                 15715.00                    15703.00                      14716.00

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph for Class I Shares is from 6/30/98.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +22.01%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 9.32
--------------------------------------------------------------------------
Inception (6/05/98) through 12/31/06                             + 5.11
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +21.90%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +22.23
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +21.81%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +22.19
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +14.24%        +22.01%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +14.24         +21.90
-----------------------------------------------------------------------------------------
Class III Shares*                                                +14.16         +21.81
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +13.21         +20.07
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,142.40             $5.02
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,142.40             $5.66
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,141.60             $5.93
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.21             $4.73
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,019.61             $5.34
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.37             $5.59
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.94% for Class I, 1.06% for Class II and 1.11% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately 1.09% and 1.19%, the actual expenses paid would have been approximately $5.82 and $6.35, and the hypothetical expenses paid would have been approximately $5.49 and $5.99 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United States...............................................        29.2%
Australia...................................................        20.9
India.......................................................        12.4
Hong Kong...................................................         8.4
Japan.......................................................         4.4
Switzerland.................................................         3.9
France......................................................         3.0
United Kingdom..............................................         2.3
Canada......................................................         2.1
Germany.....................................................         2.1
South Africa................................................         1.6
South Korea.................................................         1.0
Singapore...................................................         0.9
Italy.......................................................         0.9
China.......................................................         0.8
Spain.......................................................         0.7
Finland.....................................................         0.4
Brazil......................................................         0.4
Sweden......................................................         0.3
Other*......................................................         4.3
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    ----------------------------------------------------------------------------
    BLACKROCK VARIABLE SERIES FUNDS, INC.
    BlackRock Global Growth V.I. Fund
    Proxy Results
    ----------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................     5,668,626       245,807        229,456
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................     5,667,912       239,216        236,760
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
AFRICA                       INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--1.5%           CONSTRUCTION                  3,400    Pretoria Portland Cement Co. Ltd. .....  $   188,101
                             MATERIALS--0.2%
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE PROVIDERS &      99,400    Network Healthcare Holdings Ltd. ......      195,732
                             SERVICES--0.3%
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                   11,400    Barloworld Ltd. .......................      266,581
                             CONGLOMERATES--0.4%
                             ----------------------------------------------------------------------------------------
                             MEDIA--0.3%                  10,500    Naspers Ltd. ..........................      248,530
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.3%         9,600    Impala Platinum Holdings Ltd. .........      251,866
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AFRICA--1.5%....    1,150,810
------------------------------------------------------------------------------------------------------------------------
EUROPE
------------------------------------------------------------------------------------------------------------------------
FINLAND--0.4%                OIL, GAS & CONSUMABLE        10,900    Neste Oil Oyj..........................      331,367
                             FUELS--0.4%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FINLAND.........      331,367
------------------------------------------------------------------------------------------------------------------------
FRANCE--2.9%                 CONSTRUCTION &                4,500    Vinci SA...............................      575,012
                             ENGINEERING--0.8%
                             ----------------------------------------------------------------------------------------
                             MACHINERY--0.4%               1,000    Vallourec..............................      290,806
                             ----------------------------------------------------------------------------------------
                             MULTI-UTILITIES--1.1%        11,400    Veolia Environnement...................      878,833
                             ----------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &           4,200    LVMH Moet Hennessy Louis Vuitton SA....      443,258
                             LUXURY GOODS--0.6%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FRANCE..........    2,187,909
------------------------------------------------------------------------------------------------------------------------
GERMANY--2.0%                CHEMICALS--0.4%               2,400    Wacker Chemie AG(a)....................      312,312
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                    6,500    Siemens AG.............................      644,723
                             CONGLOMERATES--0.8%
                             ----------------------------------------------------------------------------------------
                             SOFTWARE--0.8%               10,800    SAP AG.................................      573,966
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN GERMANY.........    1,531,001
------------------------------------------------------------------------------------------------------------------------
ITALY--0.8%                  COMMERCIAL BANKS--0.8%       72,000    UniCredito Italiano SpA................      631,087
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN ITALY...........      631,087
------------------------------------------------------------------------------------------------------------------------
SPAIN--0.7%                  CAPITAL MARKETS--0.3%         4,600    Bolsas y Mercados Espanoles(a).........      190,242
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION               20,000    Cintra Concesiones de Infraestructuras
                             INFRASTRUCTURE--0.4%                     de Transporte SA.....................      335,291
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SPAIN...........      525,533
------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.3%                 DIVERSIFIED FINANCIAL        10,200    OMHEX AB...............................      187,731
                             SERVICES--0.3%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWEDEN..........      187,731
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.8%            COMMERCIAL SERVICES &           300    SGS SA.................................      334,345
                             SUPPLIES--0.4%
                             ----------------------------------------------------------------------------------------
                             PHARMACEUTICALS--2.5%        18,500    Novartis AG Registered Shares..........    1,066,578
                                                           4,700    Roche Holding AG.......................      842,799
                                                                                                             -----------
                                                                                                               1,909,377
                             ----------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          15,100    The Swatch Group Ltd.--Registered
                             LUXURY GOODS--0.9%                       Shares...............................      675,380
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWITZERLAND.....    2,919,102
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

EUROPE                                                    SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.3%         BEVERAGES--1.5%              57,600    Diageo Plc.............................  $ 1,130,617
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--0.3%        44,900    Ashmore Group Plc(a)...................      227,476
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.5%       20,500    HSBC Holdings Plc......................      373,691
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE UNITED
                                                                    KINGDOM................................    1,731,784
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN
                                                                    EUROPE--13.2%..........................   10,045,514
------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.4%                 PERSONAL PRODUCTS--0.4%      19,200    Natura Cosmeticos SA...................      270,948
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN LATIN
                                                                    AMERICA--0.4%..........................      270,948
------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
------------------------------------------------------------------------------------------------------------------------
CANADA--2.0%                 COMMERCIAL BANKS--0.5%        8,300    Royal Bank of Canada...................      395,018
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL         6,400    TSX Group, Inc. .......................      255,802
                             SERVICES--0.3%
                             ----------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &           16,800    Ensign Resource Service Group..........      264,933
                             SERVICES--0.3%
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.3%         2,900    Teck Cominco Ltd. Class B..............      218,591
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        10,600    Cameco Corp. ..........................      429,036
                             FUELS--0.6%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CANADA..........    1,563,380
------------------------------------------------------------------------------------------------------------------------
UNITED STATES--28.4%         AEROSPACE &                  29,800    BE Aerospace, Inc.(a)..................      765,264
                             DEFENSE--1.0%
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--2.0%        38,500    The Charles Schwab Corp. ..............      744,590
                                                           3,800    Goldman Sachs Group, Inc. .............      757,530
                                                                                                             -----------
                                                                                                               1,502,120
                             ----------------------------------------------------------------------------------------
                             COMMUNICATIONS               43,300    Cisco Systems, Inc.(a).................    1,183,389
                             EQUIPMENT--3.9%
                                                          41,400    Corning, Inc.(a).......................      774,594
                                                          16,300    Motorola, Inc. ........................      335,128
                                                          18,100    QUALCOMM, Inc. ........................      683,999
                                                                                                             -----------
                                                                                                               2,977,110
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &                8,000    Jacobs Engineering Group, Inc.(a)......      652,320
                             ENGINEERING--0.9%
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED CONSUMER          9,700    Sotheby's Holdings, Inc. Class A.......      300,894
                             SERVICES--0.4%
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL         7,500    Citigroup, Inc. .......................      417,750
                             SERVICES--0.6%
                                                             300    Nymex Holdings, Inc.(a)................       37,203
                                                                                                             -----------
                                                                                                                 454,953
                             ----------------------------------------------------------------------------------------
                             ELECTRICAL                   14,900    Roper Industries, Inc. ................      748,576
                             EQUIPMENT--1.0%
                             ----------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &            6,800    Cameron International Corp.(a).........      360,740
                             SERVICES--3.9%
                                                           4,200    Core Laboratories NV(a)................      340,200
                                                           6,300    FMC Technologies, Inc.(a)..............      388,269
                                                          14,700    Grant Prideco, Inc.(a).................      584,619
                                                          10,200    Halliburton Co. .......................      316,710
                                                          10,100    National Oilwell Varco, Inc.(a)........      617,918
                                                           5,900    Schlumberger Ltd. .....................      372,644
                                                                                                             -----------
                                                                                                               2,981,100
                             ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                   SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                             HEALTH CARE EQUIPMENT &       3,800    Intuitive Surgical, Inc.(a)(d).........  $   364,420
                             SUPPLIES--0.9%
                                                           7,100    Varian Medical Systems, Inc.(a)........      337,747
                                                                                                             -----------
                                                                                                                 702,167
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE                  18,200    Cerner Corp.(a)........................      828,100
                             TECHNOLOGY--1.1%
                             ----------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &        11,100    International Game Technology..........      512,820
                             LEISURE--1.5%
                                                          18,200    Starbucks Corp.(a).....................      644,644
                                                                                                             -----------
                                                                                                               1,157,464
                             ----------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.7%      8,800    The Procter & Gamble Co. ..............      565,576
                             ----------------------------------------------------------------------------------------
                             IT SERVICES--1.0%             9,500    Cognizant Technology Solutions
                                                                      Corp.(a).............................      733,020
                             ----------------------------------------------------------------------------------------
                             INSURANCE--1.0%              10,600    American International Group, Inc. ....      759,596
                             ----------------------------------------------------------------------------------------
                             INTERNET & CATALOG            5,200    NutriSystem, Inc.(a)...................      329,628
                             RETAIL--0.4%
                             ----------------------------------------------------------------------------------------
                             INTERNET SOFTWARE &          15,400    Akamai Technologies, Inc.(a)...........      818,048
                             SERVICES--2.1%
                                                           1,700    Google, Inc. Class A(a)................      782,816
                                                                                                             -----------
                                                                                                               1,600,864
                             ----------------------------------------------------------------------------------------
                             LIFE SCIENCES TOOLS &         8,300    Thermo Electron Corp.(a)...............      375,907
                             SERVICES--0.5%
                             ----------------------------------------------------------------------------------------
                             MACHINERY--1.6%              12,300    Joy Global, Inc. ......................      594,582
                                                          17,800    Trinity Industries, Inc. ..............      626,560
                                                                                                             -----------
                                                                                                               1,221,142
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.5%         4,000    Allegheny Technologies, Inc. ..........      362,720
                             ----------------------------------------------------------------------------------------
                             MULTILINE RETAIL--0.9%        9,900    Kohl's Corp.(a)........................      677,457
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE         7,600    Exxon Mobil Corp. .....................      582,388
                             FUELS--0.8%
                             ----------------------------------------------------------------------------------------
                             SOFTWARE--0.4%               18,700    Oracle Corp.(a)........................      320,518
                             ----------------------------------------------------------------------------------------
                             SPECIALTY RETAIL--1.3%       10,950    American Eagle Outfitters..............      341,750
                                                          13,000    Best Buy Co., Inc. ....................      639,470
                                                                                                             -----------
                                                                                                                 981,220
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    UNITED STATES..........................   21,580,104
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORTH
                                                                    AMERICA--30.4%.........................   23,143,484
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--20.3%             BIOTECHNOLOGY--0.9%          13,200    CSL Ltd. ..............................      681,115
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--2.7%        90,100    Australian Wealth Management Ltd. .....      179,223
                                                          18,700    Macquarie Bank Ltd. ...................    1,165,069
                                                          11,800    Perpetual Trustees Australia Ltd. .....      728,471
                                                                                                             -----------
                                                                                                               2,072,763
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--0.7%              22,100    Nufarm Ltd. ...........................      180,551
                                                          16,000    Orica Ltd. ............................      306,898
                                                                                                             -----------
                                                                                                                 487,449
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--4.2%       46,600    Australia & New Zealand Banking Group
                                                                      Ltd. ................................    1,037,664
                                                          25,600    Commonwealth Bank of Australia Ltd. ...      999,856
                                                          37,200    National Australia Bank Ltd. ..........    1,186,294
                                                                                                             -----------
                                                                                                               3,223,814
                             ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
(CONCLUDED)
                             COMMERCIAL SERVICES &        44,300    Seek Ltd. .............................  $   205,612
                             SUPPLIES--0.3%
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               43,800    Leighton Holdings Ltd. ................      699,074
                             ENGINEERING--0.9%
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        14,800    Australian Stock Exchange Ltd. ........      445,681
                             SERVICES--1.1%
                                                          21,300    Babcock & Brown Ltd. ..................      416,965
                                                                                                             -----------
                                                                                                                 862,646
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &      12,600    Cochlear Ltd. .........................      576,855
                             SUPPLIES--0.8%
                             ----------------------------------------------------------------------------------------
                             INSURANCE--1.4%              46,700    QBE Insurance Group Ltd. ..............    1,063,483
                             ----------------------------------------------------------------------------------------
                             MEDIA--1.2%                  52,950    Publishing & Broadcasting Ltd. ........      892,343
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--4.4%        37,000    BHP Billiton Ltd. .....................      738,908
                                                          48,700    Energy Resources of Australia Ltd. ....      799,577
                                                          35,500    Iluka Resources Ltd. ..................      186,345
                                                         321,543    Lihir Gold Ltd.(a).....................      791,884
                                                          57,600    Zinifex Ltd. ..........................      854,313
                                                                                                             -----------
                                                                                                               3,371,027
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        47,500    Paladin Resources Ltd.(a)..............      333,696
                             FUELS--0.4%
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION              224,800    Macquarie Infrastructure Group.........      613,960
                             INFRASTRUCTURE--1.3%
                                                          62,300    Transurban Group.......................      374,724
                                                                                                             -----------
                                                                                                                 988,684
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AUSTRALIA.......   15,458,561
------------------------------------------------------------------------------------------------------------------------
CHINA--0.8%                  ELECTRICAL                    6,300    Suntech Power Holdings Co.
                             EQUIPMENT--0.3%                          Ltd.(a)(b)(d)........................      214,263
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE       167,900    China Shenhua Energy Co. Ltd. Class H..      404,084
                             FUELS--0.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CHINA...........      618,347
------------------------------------------------------------------------------------------------------------------------
HONG KONG--8.2%              COMMUNICATIONS              222,600    ZTE Corp. .............................    1,024,527
                             EQUIPMENT--1.3%
                             ----------------------------------------------------------------------------------------
                             DISTRIBUTORS--0.9%          235,000    China Resources Enterprise.............      675,244
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        66,500    Hong Kong Exchanges and Clearing
                             SERVICES--1.0%                           Ltd. ................................      730,976
                             ----------------------------------------------------------------------------------------
                             ELECTRIC UTILITIES--1.0%    239,500    Cheung Kong Infrastructure Holdings
                                                                      Ltd. ................................      743,598
                             ----------------------------------------------------------------------------------------
                             FOOD PRODUCTS--0.8%         222,500    Chaoda Modern Agriculture Holdings
                                                                      Ltd. ................................      143,312
                                                         151,200    China Mengniu Dairy Co., Ltd. .........      397,521
                                                         292,900    Global Bio-Chem Technology Group Co.,
                                                                      Ltd. ................................       98,659
                                                                                                             -----------
                                                                                                                 639,492
                             ----------------------------------------------------------------------------------------
                             MARINE--0.6%                203,000    NWS Holdings Ltd. .....................      464,549
                             ----------------------------------------------------------------------------------------
                             REAL ESTATE MANAGEMENT &     34,100    Henderson Land Development Co., Ltd. ..      190,704
                             DEVELOPMENT--0.7%

                                                         267,700    Midland Holdings Ltd. .................      136,977
                                                          16,400    Sun Hung Kai Properties Ltd. ..........      188,388
                                                                                                             -----------
                                                                                                                 516,069
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION              156,100    COSCO Pacific Ltd. ....................      366,454
                             INFRASTRUCTURE--1.4%
                                                         113,500    China Merchants Holdings International
                                                                      Co., Ltd. ...........................      465,481
                                                          54,500    Hopewell Holdings......................      191,282
                                                                                                             -----------
                                                                                                               1,023,217
                             ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
HONG KONG
(CONCLUDED)
                             WIRELESS                     46,100    China Mobile Ltd. .....................  $   398,277
                             TELECOMMUNICATION
                             SERVICES--0.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN HONG KONG.......    6,215,949
------------------------------------------------------------------------------------------------------------------------
INDIA--12.0%                 AUTO COMPONENTS--0.2%        16,500    Bharat Forge Ltd. .....................      135,307
                             ----------------------------------------------------------------------------------------
                             AUTOMOBILES--0.4%            15,800    Tata Motors Ltd. ......................      321,497
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--1.8%        7,000    HDFC Bank Ltd. ........................      528,360
                                                          12,400    ICICI Bank Ltd. .......................      249,765
                                                          14,400    ICICI Bank Ltd.(b).....................      601,056
                                                                                                             -----------
                                                                                                               1,379,181
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               20,400    IVRCL Infrastructures & Projects
                             ENGINEERING--1.2%                        Ltd. ................................      177,428
                                                          14,400    Jaiprakash Associates Ltd. ............      236,367
                                                          16,200    Larsen & Toubro Ltd. ..................      529,227
                                                                                                             -----------
                                                                                                                 943,022
                             ----------------------------------------------------------------------------------------
                             ELECTRICAL                    6,800    Bharat Heavy Electricals Ltd. .........      353,267
                             EQUIPMENT--0.5%
                             ----------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &        35,000    Indian Hotels Co. Ltd. ................      122,294
                             LEISURE--0.2%
                             ----------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.4%     66,000    Hindustan Lever Ltd. ..................      322,693
                             ----------------------------------------------------------------------------------------
                             IT SERVICES--2.6%            15,200    Infosys Technologies Ltd. .............      769,891
                                                          71,000    Satyam Computer Services Ltd. .........      775,450
                                                          14,600    Tata Consultancy Services Ltd. ........      403,100
                                                                                                             -----------
                                                                                                               1,948,441
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                    7,000    Siemens India Ltd. ....................      179,713
                             CONGLOMERATES--0.2%
                             ----------------------------------------------------------------------------------------
                             MACHINERY--0.3%              21,500    Sterlite Industries India Ltd. ........      263,868
                             ----------------------------------------------------------------------------------------
                             MEDIA--0.4%                  17,000    Wire and Wireless India Ltd............       32,925
                                                          15,371    Zee News Ltd. .........................       14,856
                                                          34,000    Zee Telefilms Ltd. ....................      225,502
                                                                                                             -----------
                                                                                                                 273,283
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.8%        85,600    Hindalco Industries Ltd. ..............      336,907
                                                          15,100    Hindustan Zinc Ltd. ...................      281,001
                                                                                                             -----------
                                                                                                                 617,908
                             ----------------------------------------------------------------------------------------
                             MULTI-UTILITIES--0.3%         7,600    Suzlon Energy Ltd. ....................      224,051
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        16,200    Reliance Industries Ltd. ..............      464,899
                             FUELS--0.6%
                             ----------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.7%        45,000    Cipla Ltd. ............................      255,552
                                                          12,100    Sun Pharmaceuticals Industries Ltd. ...      268,559
                                                                                                             -----------
                                                                                                                 524,111
                             ----------------------------------------------------------------------------------------
                             WIRELESS                     54,900    Bharti Tele-Ventures Ltd.(a)...........      781,388
                             TELECOMMUNICATION
                             SERVICES--1.4%

                                                          29,000    Reliance Communication Ventures
                                                                      Ltd.(a)..............................      309,034
                                                                                                             -----------
                                                                                                               1,090,422
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN INDIA...........    9,163,957
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
JAPAN--4.3%                  CAPITAL MARKETS--0.5%        18,700    Nomura Holdings, Inc. .................  $   352,771
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--1.4%              13,400    JSR Corp. .............................      346,809
                                                          42,000    Mitsubishi Rayon Co., Ltd. ............      282,341
                                                          21,100    Toho Tenax Co. Ltd.(a).................      141,311
                                                          42,000    Toray Industries, Inc. ................      314,810
                                                                                                             -----------
                                                                                                               1,085,271
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               16,500    Chiyoda Corp. .........................      323,054
                             ENGINEERING--0.4%
                             ----------------------------------------------------------------------------------------
                             ELECTRICAL                   32,000    Matsushita Electric Works Ltd. ........      370,808
                             EQUIPMENT--0.5%
                             ----------------------------------------------------------------------------------------
                             FOOD & STAPLES               11,100    Seven & I Holdings Co. Ltd. ...........      345,112
                             RETAILING--0.5%
                             ----------------------------------------------------------------------------------------
                             OFFICE ELECTRONICS--1.0%     14,000    Canon, Inc. ...........................      788,202
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN JAPAN...........    3,265,218
------------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.9%              HEALTH CARE PROVIDERS &     168,000    Wilmar International Ltd.(a)...........      266,171
                             SERVICES--0.4%
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                   35,200    Keppel Corp. Ltd. .....................      403,925
                             CONGLOMERATES--0.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SINGAPORE.......      670,096
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.0%            SEMICONDUCTORS &              1,100    Samsung Electronics Co., Ltd. .........      725,054
                             SEMICONDUCTOR
                             EQUIPMENT--1.0%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SOUTH KOREA.....      725,054
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN
                                                                    THE PACIFIC BASIN/ASIA--47.5%..........   36,117,182
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS
                                                                    (COST--$58,155,318)--93.0%.............   70,727,938
------------------------------------------------------------------------------------------------------------------------
                                                      BENEFICIAL
                                                        INTEREST             SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                                      $2,782,278    BlackRock Liquidity Series, LLC Cash
                                                                      Sweep Series, 5.26%(c)(e)............    2,782,278
                                                         381,800    BlackRock Liquidity Series, LLC Money
                                                                      Market Series, 5.29%(c)(e)(f)........      381,800
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$3,164,078)--4.2%...............    3,164,078
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$61,319,396*)--97.2%............   73,892,016
                                                                    OTHER ASSETS LESS LIABILITIES--2.8%....    2,143,610
                                                                                                             -----------
                                                                    NET ASSETS--100.0%.....................  $76,035,626
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $61,407,115
                                                               ===========
Gross unrealized appreciation...............................   $13,713,079
Gross unrealized depreciation...............................    (1,228,178)
                                                               -----------
Net unrealized appreciation.................................   $12,484,901
                                                               ===========

(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $1,250,919   $122,708
BlackRock Liquidity Series, LLC Money Market Series.........   $  381,800   $  1,986
------------------------------------------------------------------------------------

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2006.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $370,491) (identified
  cost--$58,155,318)........................................                  $ 70,727,938
Investments in affiliated securities, at value (identified
  cost--$3,164,078).........................................                     3,164,078
Cash........................................................                        30,202
Foreign cash (cost--$2,542,500).............................                     2,562,649
Receivables:
  Dividends.................................................  $     82,919
  Capital shares sold.......................................        15,571
  Securities lending........................................             9          98,499
                                                              ------------
Prepaid expenses............................................                         1,167
                                                                              ------------
Total assets................................................                    76,584,533
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       381,800
Deferred foreign capital gain tax...........................                        61,668
Payables:
  Investment adviser........................................        44,824
  Other affiliates..........................................         1,924
  Capital shares redeemed...................................         1,034
  Distributor...............................................             1          47,783
                                                              ------------
Accrued expenses............................................                        57,656
                                                                              ------------
Total liabilities...........................................                       548,907
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 76,035,626
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $    572,099
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            12
Paid-in capital in excess of par............................                   140,735,164
Accumulated distributions in excess of investment
  income--net...............................................  $    (15,412)
Accumulated realized capital losses--net....................   (77,789,611)
Unrealized appreciation--net................................    12,533,362
                                                              ------------
Total accumulated losses--net...............................                   (65,271,661)
                                                                              ------------
NET ASSETS..................................................                  $ 76,035,626
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $76,032,484 and 5,720,985
  shares outstanding........................................                  $      13.29
                                                                              ============
Class II--Based on net assets of $1,571 and 118.2 shares
  outstanding...............................................                  $      13.29
                                                                              ============
Class III--Based on net assets of $1,570.8 and 118.24 shares
  outstanding...............................................                  $      13.28
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $46,467 foreign withholding tax)..........                 $ 1,313,337
Interest from affiliates....................................                     122,708
Securities lending--net.....................................                       1,986
                                                                             -----------
Total income................................................                   1,438,031
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   528,903
Custodian fees..............................................       64,696
Professional fees...........................................       38,708
Printing and shareholder reports............................       13,903
Pricing services............................................        6,693
Transfer agent fees--Class I................................        5,001
Directors' fees and expenses................................        4,775
Accounting services.........................................        4,312
Distribution fees--Class II.................................            1
Distribution fees--Class III................................            1
Other.......................................................       12,035
                                                              -----------
Total expenses..............................................                     679,028
                                                                             -----------
Investment income--net......................................                     759,003
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $72,461 in foreign capital
    gain tax)...............................................   11,024,639
  Options written--net......................................        7,710
  Foreign currency transactions--net........................      (53,512)    10,978,837
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $49,147 deferred foreign
    capital gain tax credit)................................    1,602,217
  Foreign currency transactions--net........................       27,859      1,630,076
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  12,608,913
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $13,367,916
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   759,003   $    972,903
Realized gain--net..........................................   10,978,837     12,992,223
Change in unrealized appreciation/depreciation--net.........    1,630,076     (6,405,873)
                                                              -----------   ------------
Net increase in net assets resulting from operations........   13,367,916      7,559,253
                                                              -----------   ------------
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (676,423)      (715,971)
  Class II..................................................          (14)           (15)
  Class III.................................................          (14)           (15)
                                                              -----------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (676,451)      (716,001)
                                                              -----------   ------------
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (152,106)   (44,249,210)
                                                              -----------   ------------
----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   12,539,359    (37,405,958)
Beginning of year...........................................   63,496,267    100,902,225
                                                              -----------   ------------
End of year*................................................  $76,035,626   $ 63,496,267
                                                              ===========   ============
----------------------------------------------------------------------------------------
* Undistributed (Accumulated distributions in excess of)
  investment income--net....................................  $   (15,412)  $     28,009
                                                              ===========   ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                          -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             -------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................  $ 10.99    $   9.65    $   8.52    $   6.43    $   8.91
                                                          -------    --------    --------    --------    --------
Investment income--net*.................................      .13         .13         .14         .09         .02
Realized and unrealized gain (loss)--net................     2.29        1.34        1.14        2.08       (2.49)
                                                          -------    --------    --------    --------    --------
Total from investment operations........................     2.42        1.47        1.28        2.17       (2.47)
                                                          -------    --------    --------    --------    --------
Less dividends from investment income--net..............     (.12)       (.13)       (.15)       (.08)       (.01)
                                                          -------    --------    --------    --------    --------
Net asset value, end of year............................  $ 13.29    $  10.99    $   9.65    $   8.52    $   6.43
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................   22.01%      15.19%      15.10%      33.56%     (27.74%)
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................     .96%       1.00%        .92%        .88%        .90%
                                                          =======    ========    ========    ========    ========
Investment income--net..................................    1.08%       1.32%       1.66%       1.23%        .24%
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................  $76,032    $ 63,494    $100,900    $ 97,736    $ 81,176
                                                          =======    ========    ========    ========    ========
Portfolio turnover......................................   85.05%     116.65%      77.68%     131.50%     138.30%
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              ------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006             2005      TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.00         $   9.65          $  8.76
                                                              -------         --------          -------
Investment income--net*.....................................      .12              .10              .05
Realized and unrealized gain--net...........................     2.29             1.38              .99
                                                              -------         --------          -------
Total from investment operations............................     2.41             1.48             1.04
                                                              -------         --------          -------
Less dividends from investment income--net..................     (.12)            (.13)            (.15)
                                                              -------         --------          -------
Net asset value, end of period..............................  $ 13.29         $  11.00          $  9.65
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   21.90%           15.29%           11.82%++
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.04%            1.00%             .92%***
                                                              =======         ========          =======
Investment income--net......................................    1.03%            1.24%            2.09%***
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $      1          $     1
                                                              =======         ========          =======
Portfolio turnover..........................................   85.05%          116.65%           77.68%
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.
** Total investment returns exclude insurance-related fees and expenses. *** Annualized.
+   Commencement of operations.
++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              ------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006             2005      TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.00         $   9.65          $  8.76
                                                              -------         --------          -------
Investment income--net*.....................................      .12              .10              .05
Realized and unrealized gain--net...........................     2.28             1.38              .99
                                                              -------         --------          -------
Total from investment operations............................     2.40             1.48             1.04
                                                              -------         --------          -------
Less dividends from investment income--net..................     (.12)            (.13)            (.15)
                                                              -------         --------          -------
Net asset value, end of period..............................  $ 13.28         $  11.00          $  9.65
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   21.81%           15.29%           11.82%++
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.07%            1.00%             .92%***
                                                              =======         ========          =======
Investment income--net......................................    1.00%            1.24%            2.09%***
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $      1          $     1
                                                              =======         ========          =======
Portfolio turnover..........................................   85.05%          116.65%           77.68%
                                                              =======         ========          =======
--------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.
** Total investment returns exclude insurance-related fees and expenses. *** Annualized.
+   Commencement of operations.
++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Global Growth V.I. Fund were renamed BlackRock Variable Series Funds, Inc.(the "Company")and BlackRock Global Growth V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation, and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends

--------------------------------------------------------------------------------

from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $125,973 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign tax accruals and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which was

--------------------------------------------------------------------------------

the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.
  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $852 in securities lending agent fees.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $1,168 and $336, respectively, for certain accounting services.

  In addition, MLPF&S received $14,531 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $57,680,239 and $60,800,783, respectively.

  Transactions in call options written for the year ended December 31, 2006 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
                                               Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................      --           --
Options written..............................      16      $ 7,710
Options expired..............................     (16)      (7,710)
                                                  ---      -------
Outstanding call options written, end of
 year........................................      --      $    --
                                                  ===      =======
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $152,106 and $44,249,210 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,408,523    $ 17,087,219
Shares issued to shareholders in
 reinvestment of dividends...........      51,095         676,423
                                       ----------    ------------
Total issued.........................   1,459,618      17,763,642
Shares redeemed......................  (1,514,419)    (17,915,776)
                                       ----------    ------------
Net decrease.........................     (54,801)   $   (152,134)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     607,648    $  6,153,438
Shares issued to shareholders in
 reinvestment of dividends...........      65,147         715,971
                                       ----------    ------------
Total issued.........................     672,795       6,869,409
Shares redeemed......................  (5,353,847)    (51,118,649)
                                       ----------    ------------
Net decrease.........................  (4,681,052)   $(44,249,240)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $14
                                                    --       ---
Net increase....................................    1        $14
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    --*      $15
                                                    --       ---
Net increase....................................    --*      $15
                                                    ==       ===
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $14
                                                    --       ---
Net increase....................................    1        $14
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................
Shares issued to shareholders in reinvestment of
 dividends......................................    --*      $15
                                                    --       ---
Net increase....................................    --*      $15
                                                    ==       ===
------------------------------------------------------------------

* Amount is less than 1 share.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------
                                            12/31/2006   12/31/2005
-------------------------------------------------------------------
Distributions paid from:
 Ordinary income..........................   $676,451    $  716,001
                                             --------    ----------
Total taxable distributions...............   $676,451    $  716,001
                                             ========    ==========
-------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $     69,040
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................        69,040
Capital loss carryforward..........................   (77,786,343)*
Unrealized gains--net..............................    12,445,642**
                                                     ------------
Total accumulated losses--net......................  $(65,271,661)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $77,786,343, of which $29,961,675 expires in 2009, $41,396,526 expires in
   2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains in attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth V.I. Fund (formerly Mercury Global Growth V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK GOVERNMENT INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Fixed income markets rallied in the second half of the fiscal year, leading the benchmark and the Fund to post positive absolute returns following a difficult first half.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Government Income V.I. Fund's (formerly Mercury Government Bond V.I. Fund) Class I Shares had total a return of +3.91%. For the same period, the benchmark Citigroup Government/Mortgage Index returned +4.26%.

  Short-term interest rates, which rose steadily between January and June, declined for most of the remainder of 2006 before backing up sharply in December. Bond prices move in the opposite direction of yields and, as such, this meant that the latter half of the fiscal year was generally characterized by a return to strength for fixed income assets. The improvement in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed's) decision at its August 8 meeting to refrain from raising its target rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 10-year Treasury yields declined 69 basis points (.69%) from 5.15% to 4.46%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December.

  For the 12-month period overall, 10-year Treasury note yields rose 32 basis points to 4.71% and two-year Treasury yields rose 34 basis points to 4.82%. These yields reflect the inverted shape of the yield curve at year-end. In fact, for much of 2006, short-term issues had higher yields than longer-term bonds.

  In terms of Fund performance, our emphasis on the Government National Mortgage Association (GNMA) project loan sector was a positive contributor. Given limited issuance, along with a growing investor base and strong demand, yield spreads on these securities (versus Treasury issues of comparable maturity) narrowed to their all-time tightest level. This allowed the project loan sector to generate excess return compared to Treasury securities. Also contributing positively to performance was our use of total return swaps on the mortgage-backed securities
(MBS) and Treasury indexes. We used this strategy in conjunction with floating rate London Interbank Offered Rate (LIBOR) investments, which resulted in total return advantages above those indexes alone. In a total rate of return swap, we agree to receive the total return of a particular index while paying the total return of one-month LIBOR. At the same time, we purchase conservative floating rate LIBOR investments at a spread over LIBOR. By doing this, we are able to generate a total return profile above and beyond the index return.

  The Fund's relatively long duration stance detracted from performance in the first half of the year as interest rates rose, but provide advantageous in the third quarter as the market rallied and yields fell. A new management team assumed responsibility for the portfolio in the fourth quarter and, at that time, shifted the Fund's duration from long to short versus the benchmark. This was consistent with the team's view that the Fed is likely to remain on hold, not cut interest rates as markets have priced in, and contributed to performance as rates moved marginally higher toward year-end.

  Finally, our underweighting in MBS hindered relative results as robust demand from banks caused MBS yield spreads to narrow. This allowed MBS to generate strong relative performance versus U.S. Treasury securities during the period. Mortgages were one of the strongest-performing sectors of the fixed income market for the year.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  As we continued to benefit from the strong performance of the GNMA project loan sector, we trimmed our holdings to capture gains. In addition, we increased the Fund's holdings of MBS given the attractive yields available and our belief that the sector would perform well on a relative basis once the Fed ended its rate-hiking campaign. We believed a break in monetary tightening would create a more range-bound interest rate environment. Such an environment means reduced prepayment volatility, lessening MBS duration extension and contraction risk and thereby creating a positive backdrop for the MBS market. We also added some exposure to 10-year agency debentures when the sector had become inexpensive.

  As mentioned previously, the new management team reduced duration in the fourth quarter and also increased the Fund's allocation to mortgage issues over agency issues. Within mortgages, the Fund favored 15-year maturities

--------------------------------------------------------------------------------

over 30-year maturities and maintained a bias toward higher-coupon mortgage issues.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At year-end, the Fund remained underweight in U.S. agency securities, in favor of Treasury issues, mortgages and high-quality, short-duration spread product, including commercial mortgage-backed securities (CMBS), adjustable-rate mortgages and collateralized mortgage obligations (CMOs). We maintained our preference for high-coupon and 15-year mortgages over lower-coupon and 30-year mortgages.

  At period-end, the Fund's primary sector exposures were broken out at follows:
26% U.S. Treasury securities, 38% pass-through mortgages, 28% CMOs and 4% CMBS. This compared to the Citigroup Government/Mortgage Index's composition of 37% U.S. Treasury securities, 13% U.S. agency securities and 50% MBS. At the end of December, the Fund's duration stood at 3.98 years, down from
4.54 years at June 30, 2006. This compared to a period-end duration of 4.18 years for the index.

Andrew J. Phillips
Portfolio Manager

Eric Pellicciaro
Portfolio Manager

January 22, 2007

---------------------------------------------------------
Effective October 2, 2006, Portfolio Managers Andrew Phillips and Eric Pellicciaro assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Phillips is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the firm's Investment Strategy Group. He joined BlackRock in 1991. Mr. Pellicciaro is a Managing Director of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock in 1996 and joined the Fixed Income Portfolio Management Group in 1999.
---------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                BLACKROCK GOVERNMENT INCOME       CITIGROUP GOVERNMENT/MORTGAGE
                                                                V.I. FUND+--CLASS I SHARES*                  INDEX++
                                                                ---------------------------       -----------------------------
12/96                                                                      10000                              10000
12/97                                                                      10886                              10950
12/98                                                                      11837                              11909
12/99                                                                      11625                              11838
12/00                                                                      12960                              13299
12/01                                                                      13870                              14321
12/02                                                                      15224                              15781
12/03                                                                      15537                              16216
12/04                                                                      16177                              16887
12/05                                                                      16698                              17344
12/06                                                                      17350                              18083

--------------------------------------------------------------------------------
[LINE GRAPH]

                                                  BLACKROCK GOVERNMENT        BLACKROCK GOVERNMENT              CITIGROUP
                                                INCOME V.I. FUND+--CLASS    INCOME V.I. FUND+--CLASS       GOVERNMENT/MORTGAGE
                                                       II SHARES*                  III SHARES*                   INDEX++
                                                ------------------------    ------------------------       -------------------
9/30/04**                                                 10000                       10000                       10000
12/04                                                     10033                       10033                       10088
12/05                                                     10365                       10365                       10362
12/06                                                     10784                       10784                       10803

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of Operations.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +3.91%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +4.58
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         +5.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +3.41
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +4.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +3.41
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +4.72%         +3.91%          4.76%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +4.79          +4.04             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +4.79          +4.04             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +4.86          +4.26             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,047.20             $2.87
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,047.90             $2.72
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,047.90             $2.98
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.29             $2.84
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.44             $2.69
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.19             $2.94
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.56% for Class I, .53% for Class II and .58% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .71% and .81%, the actual expenses paid would have been approximately $3.64 and $4.16, and the hypothetical expenses paid would have been approximately $3.60 and $4.10 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                         ASSET MIX                            TOTAL INVESTMENTS
-------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...........        38.0%
U.S. Government Obligations.................................        25.7
U.S. Government Agency Mortgage-Backed
Securities--Collateralized Mortgage Obligations.............        23.4
Non-Government Agency Mortgage-Backed Securities............        10.2
Asset-Backed Securities.....................................         2.7
Other**.....................................................         0.0*
-------------------------------------------------------------------------------

*  Amount is less than 0.1%.

** Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    26,043,857      494,224        932,042
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    26,024,236      478,697        967,191
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                                            FACE      INTEREST        MATURITY
ISSUE                                                     AMOUNT        RATE          DATE(S)             VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--57.5%
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                                  $ 2,590,000       8.125%          8/15/2019(g)   $   3,383,794
                                                       6,110,000       7.25            8/15/2022          7,662,801
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED BONDS                  4,567,235       3.50            1/15/2011          4,754,565
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES                                    1,000,000       3.875           7/31/2007            993,359
                                                       5,110,000       4.625           9/30/2008          5,091,037
                                                       3,000,000       4.375          11/15/2008          2,975,859
                                                       3,000,000       4.50            2/15/2009          2,981,835
                                                      11,240,000       4.875           8/15/2009         11,273,810
                                                       6,000,000       4.50           11/15/2010          5,957,346
                                                       7,000,000       4.875           4/30/2011          7,045,388
                                                      33,000,000       4.875           7/31/2011         33,232,023
                                                      18,590,000       4.50            9/30/2011         18,426,612
                                                      84,500,000       4.50           11/30/2011         83,747,443
-------------------------------------------------------------------------------------------------------------------
                                                               TOTAL U.S. GOVERNMENT OBLIGATIONS        187,525,872
                                                     (COST--$188,160,178)--57.5%              ...
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--85.0%
-------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES        3,100,000       4.00           12/01/2011(d)       2,916,908
                                                      18,600,000       4.50           1/15/2022-(d)
                                                                                       1/15/2037         17,733,875
                                                      60,100,000       5.00           1/15/2022-(d)
                                                                                       1/15/2037         58,521,282
                                                       5,087,871       5.091          11/01/2035(a)       5,077,518
                                                       2,912,290       5.147          11/01/2035(a)       2,915,450
                                                       2,308,579       5.28            9/01/2035(a)       2,304,949
                                                      46,665,082       5.50           1/15/2022-(d)
                                                                                       1/15/2037         46,271,773
                                                       2,900,000       6.00           1/15/2022-(d)
                                                                                       1/15/2037          2,925,643
                                                       2,574,654       6.131          10/01/2036(a)       2,607,320
                                                       2,068,482       6.50           7/01/2032-(d)
                                                                                       1/15/2037          2,126,746
                                                       1,299,354       7.00          10/01/2028-
                                                                                       2/01/2030          1,340,043
                                                         490,487       7.50            5/01/2032            509,833
                                                         440,214       8.00           4/01/2008-
                                                                                      11/01/2032            455,606
-------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES        3,100,000       5.00            1/15/2022(d)       3,044,783
                                                      29,543,608       5.50          11/01/2017-(d)
                                                                                       1/15/2037         29,219,577
                                                       3,500,000       5.95           12/01/2036(a)       3,516,086
                                                      39,724,021       6.00           4/01/2016-(d)
                                                                                       1/15/2037         40,117,330
                                                       2,859,688       6.022           9/01/2036(a)       2,894,918
                                                       1,048,473       6.50           3/01/2016-
                                                                                       5/01/2016          1,073,246
                                                         331,577       7.00           7/01/2029-
                                                                                       3/01/2031            341,115
                                                          17,288       7.50           8/01/2029-
                                                                                       9/01/2031             18,015
                                                         352,666       8.00          12/01/2029-
                                                                                       7/01/2030            370,745
-------------------------------------------------------------------------------------------------------------------
GINNIE MAE MBS CERTIFICATES                           50,000,000       6.00            1/15/2037(d)      50,687,500
-------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL U.S. GOVERNMENT AGENCY
                                                                      MORTGAGE-BACKED SECURITIES        276,990,261
                                                     (COST--$278,482,472)--85.0%              ...
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                 ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES+--6.1%
---------------------------------------------------------------------------------------------------------------------
                              $11,000,000      Carrington Mortgage Loan Trust Series 2006-NC1 Class
                                                 A2, 5.51% due 1/25/2036(a)..........................  $  11,004,702
                                4,305,703      Ixis Real Estate Capital Trust Series 2006-HE3 Class
                                                 A1, 5.37% due 1/25/2037(a)..........................      4,305,482
                                4,519,940      Soundview Home Equity Loan Trust Series 2006-EQ1 Class
                                                 A1, 5.37% due 10/25/2036(a).........................      4,520,012
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET-BACKED SECURITIES
                                               (COST--$19,825,642)--6.1%.............................     19,830,196
---------------------------------------------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--22.7%
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         5,102,779      ABN AMRO Mortgage Corp. Series 2003-7 Class A1, 4.75%
OBLIGATIONS--21.6%                               due 7/25/2018.......................................      4,957,960
                                               CS First Boston Mortgage Securities Corp.:
                                1,586,187        Series 2003-8 Class 2A1, 5% due 4/25/2018...........      1,544,946
                                2,053,940        Series 2003-10 Class 4A1, 5% due 5/25/2018..........      1,986,971
                                               Chase Mortgage Finance Corp.:
                                  738,171        Series 2003-S3 Class A1, 5% due 3/25/2018...........        721,562
                                2,110,955        Series 2003-S4 Class 2A1, 5% due 4/25/2018(g).......      2,076,250
                                5,139,287        Series 2003-S12 2A1, 5% due 12/25/2018..............      5,038,118
                                               Countrywide Alternative Loan Trust:
                                4,850,876        Series 2006-41CB Class 2A17, 6% due 1/25/2037.......      4,806,284
                                5,540,000        Series 2006-43CB Class 1A7, 6% due 2/25/2037........      5,575,491
                                3,768,290      Countrywide Home Loan Mortgage Pass-Through Trust
                                                 Series 2003-10 Class A6, 5.70% due 5/25/2033(a).....      3,776,895
                                2,388,775      Countrywide Home Loans Series 2004-J1 Class 2A1, 4.75%
                                                 due 1/25/2019.......................................      2,333,416
                                2,500,209      Deutsche Mortgage Securities, Inc. Series 2004-1 Class
                                                 2A1, 4.75% due 10/25/2018...........................      2,439,973
                                8,524,071      GMAC Mortgage Corp. Loan Trust Series 2003-J10 Class
                                                 A1, 4.75% due 1/25/2019.............................      8,262,472
                                               Master Asset Securitization Trust:
                                1,555,653        Series 2003-4 Class 2A7, 4.75% due 5/25/2018........      1,517,750
                                1,983,978        Series 2003-5 Class 2A1, 5% due 6/25/2018...........      1,945,488
                                2,734,365        Series 2003-7 Class 2A1, 4.75% due 8/25/2018........      2,668,745
                                5,135,015      Residential Accredit Loans, Inc. Series 2005-QS12
                                                 Class A8, 5.66% due 8/25/2035(a)....................      5,137,808
                                3,290,004      Residential Asset Securitization Trust Series 2006-A10
                                                 Class A4, 6.50% due 9/25/2036.......................      3,344,697
                                2,874,750      Residential Funding Mortgage Securities I Series
                                                 2003-S8 Class A1, 5% due 5/25/2018..................      2,814,579
                                               Washington Mutual:
                                  838,617        Series 2002-AR19 Class A8, 4.556% due
                                                 2/25/2033(a)........................................        831,334
                                1,888,384        Series 2003-S3 Class 2A1, 5% due 5/25/2018..........      1,865,442
                                2,385,956        Series 2003-S5 Class 2A, 5% due 6/25/2018...........      2,356,878
                                2,707,232        Series 2003-S7 Class A1, 4.50% due 8/25/2018........      2,609,394
                                1,738,484        Series 2003-S8 Class A2, 5% due 9/25/2018...........      1,704,758
                                                                                                       -------------
                                                                                                          70,317,211
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED      2,474,183      Greenwich Capital Commercial Funding Corp. Series
SECURITIES--1.1%                                 2005-FL3A Class A2, 5.52% due 10/05/2020(a)(f)......      2,474,182
                                1,161,965      Lehman Brothers Floating Rate Commercial Mortgage
                                                 Trust Series 2006-CCL Class A1, 5.52% due
                                                 1/15/2021(a)........................................      1,162,005
                                                                                                       -------------
                                                                                                           3,636,187
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL NON-GOVERNMENT AGENCY
                                               MORTGAGE-BACKED SECURITIES
                                               (COST--$74,178,123)--22.7%............................     73,953,398
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                     FACE
                                   AMOUNT                              ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES+--COLLATERALIZED
MORTGAGE OBLIGATIONS--52.4%
---------------------------------------------------------------------------------------------------------------------
                                               Fannie Mae Trust:
                              $ 7,212,698        Series 353 Class 2, 5% due 8/01/2034(b).............  $   1,725,276
                                4,722,691        Series 370 Class 2, 6% due 5/25/2036(b).............        976,423
                                  310,619        Series 2002-W11 Class AV1, 5.69% due
                                                 11/25/2032(a).......................................        310,572
                                3,061,842        Series 2003-27 Class FP, 5.65% due 6/25/2028(a).....      3,074,024
                                4,755,503        Series 2003-33 Class LF, 5.70% due 7/25/2017(a).....      4,773,908
                                4,397,287        Series 2003-34 Class FS, 5.75% due 1/25/2032(a).....      4,409,017
                                3,782,213        Series 2003-41 Class YF, 5.65% due 6/25/2028(a).....      3,790,915
                                7,130,045        Series 2006-106 Class PA, 5.50% due 6/25/2030.......      7,144,545
                                3,425,000        Series 2006-M2 Class A2A, 5.271% due
                                                 10/20/2032(a).......................................      3,378,977
                                               Freddie Mac Multiclass Certificates:
                               14,274,078        Series 239 Class F29, 5.60% due 8/15/2036(a)........     14,286,796
                               14,274,078        Series 239 Class F30, 5.65% due 8/15/2036(a)........     14,314,686
                               17,215,186        Series 240 Class F22, 5.70% due 7/15/2036(a)........     17,079,645
                                7,593,557        Series 2564 Class OF, 5.65% due 2/15/2026(a)........      7,606,236
                                7,061,434        Series 2594 Class DF, 5.65% due 12/15/2027(a).......      7,075,376
                                7,399,992        Series 2614 Class EF, 5.75% due 12/15/2017(a).......      7,436,313
                                1,800,000        Series 2634 Class TH, 4.50% due 6/15/2018...........      1,687,327
                                1,670,000        Series 2743 Class HE, 4.50% due 2/15/2019...........      1,574,707
                                1,470,000        Series 2746 Class EG, 4.50% due 2/15/2019...........      1,386,727
                                1,980,000        Series 2798 Class JK, 4.50% due 5/15/2019...........      1,864,675
                                2,100,000        Series 2827 Class DG, 4.50% due 7/15/2019...........      1,963,941
                                1,500,000        Series 2899 Class KT, 4.50% due 12/15/2019..........      1,396,541
                                1,860,000        Series 2924 Class DB, 4.50% due 1/15/2020...........      1,737,963
                                1,240,000        Series 2948 Class KT, 4.50% due 3/15/2020...........      1,151,836
                                1,470,000        Series 2987 Class HE, 4.50% due 6/15/2020...........      1,376,704
                                1,140,000        Series 2995 Class JK, 4.50% due 6/15/2020...........      1,063,394
                                3,850,000        Series 3042 Class EA, 4.50% due 9/15/2035...........      3,495,952
                                4,015,994        Series 3192 Class GA, 6% due 3/15/2027..............      4,055,611
                                1,825,000        Series 3215 Class QH, 6% due 9/15/2036..............      1,817,095
                                1,825,000        Series 3218 Class BG, 6% due 9/15/2036..............      1,848,335
                                4,683,424        Series 3242 Class NC, 5.75% due 12/15/2028..........      4,705,471
                               13,838,573        Series R008 Class FK, 5.75% due 7/15/2023(a)........     13,900,382
                                               Ginnie Mae Trust:
                               54,141,906        Series 2002-83 Class IO, 1.574% due
                                                 10/16/2042(a)(b)....................................      2,275,102
                               34,181,705        Series 2002-94 Class XB, 2.349% due
                                                 11/16/2007(a)(b)....................................        263,363
                               90,757,468        Series 2003-17 Class IO, 1.24% due 3/16/2043(a)(b)..      4,356,268
                                4,087,820        Series 2003-105 Class A, 4.50% due 11/16/2027.......      4,030,789
                               40,591,966        Series 2003-109 Class IO, 1.098% due
                                                 11/16/2043(a)(b)....................................      1,825,258
                               25,332,149        Series 2004-9 Class IO, 1.383% due 3/16/2034(a)(b)..      1,154,898
                               43,210,321        Series 2004-43 Class IO, 1.121% due
                                                 6/16/2044(a)(b).....................................      1,990,691
                                3,640,542        Series 2004-43 Class Z, 4.50% due 6/16/2044(a)......      2,936,542
                                3,756,763        Series 2004-45 Class Z, 5.748% due 6/16/2045(a).....      3,941,538
                               61,782,743        Series 2004-57 Class IO, 1.13% due 7/16/2044(a)(b)..      2,839,621
                               59,951,018        Series 2004-77 Class IO, 1.065% due
                                                 9/16/2044(a)(b).....................................      2,831,013
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY
                                               MORTGAGE-BACKED SECURITIES--
                                               COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST--$167,871,861)--52.4%...........................    170,854,453
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                               BENEFICIAL
                                 INTEREST                      SHORT-TERM SECURITIES                       VALUE
---------------------------------------------------------------------------------------------------------------------
                              $    25,397      BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                 5.26%(c)(e).........................................  $      25,397
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$25,397)--0.1%.................................         25,397
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$728,543,673*)--223.8%.........................    729,179,577
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(123.8%).......   (403,316,924)
                                                                                                       -------------
                                               NET ASSETS--100.0%....................................  $ 325,862,653
                                                                                                       =============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $729,335,378
                                                              ============
Gross unrealized appreciation...............................  $  4,447,551
Gross unrealized depreciation...............................    (4,603,352)
                                                              ------------
Net unrealized appreciation.................................  $   (155,801)
                                                              ============

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns.
  As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

(a) Floating rate security.

(b) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                  NET        INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........    $25,397      $496,053
BlackRock Liquidity Series, LLC Money Market Series.........         --      $    623
-------------------------------------------------------------------------------------

(d) Represents a "to-be-announced" transaction. The Fund has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(e) Represents the current yield as of December 31, 2006.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

- Financial futures contracts sold as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                              EXPIRATION                 UNREALIZED
CONTRACTS            ISSUE                DATE     FACE VALUE    APPRECIATION
-----------------------------------------------------------------------------
   260     2-Year U.S. Treasury Bond   March 2007  $53,238,985    $  190,860
   860     5-Year U.S. Treasury Bond   March 2007  $91,136,410       782,658
   269     10-Year U.S. Treasury Bond  March 2007  $29,253,962       344,869
-----------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                     $1,318,387
                                                                  ==========
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

- Swap contracts outstanding as of December 31, 2006 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                                 AMOUNT      (DEPRECIATION)
-------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.055%
Broker, Union Bank of Switzerland, A.G.
Expires February 2007.......................................  $ 44,100,000             --
Receive (pay) a variable return based on the change in the
spread return of the Bank of America CMBS Aaa 10 Yr Index
and receive a floating rate based on the spread plus .20%
Broker, Deutsche Bank AG, London
Expires April 2007..........................................  $  8,005,000             --
Receive (pay) a variable return based on the change in the
spread return of the Lehman Brothers CMBS Aaa 8.5+ Yr Index
and receive a floating rate based on the spread plus .20%
Broker, Deutsche Bank AG, London
Expires April 2007..........................................  $  8,005,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.06%
Broker, UBS Warburg
Expires July 2007...........................................  $ 10,000,000             --
Receive a fixed rate of 5.2625% and pay a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2010........................................  $130,000,000     $  762,100
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $  4,725,000       (148,344)
Receive a fixed rate of 5.234% and pay a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2011........................................  $ 34,000,000        195,948
Pay a fixed rate of 5.03005% and receive a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires November 2011.......................................  $ 80,800,000        238,721
Pay a fixed rate of 5.168% and receive a floating rate based on 3-month LIBOR
Broker, Union Bank of Switzerland, A.G.
Expires November 2011.......................................  $ 40,400,000       (116,949)
Receive a fixed rate of 4.95% and pay a floating rate based
on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $ 20,000,000       (127,678)
Pay a fixed rate of 4.985% and receive a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $124,000,000        606,894
Receive a fixed rate of 4.9125% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $ 42,000,000       (336,543)
Pay a fixed rate of 4.9618% and receive a floating rate
based on 3-month LIBOR
Broker, Deutsche Bank AG, London
Expires December 2011.......................................  $ 36,000,000        211,862
Pay a fixed rate of 5.20814% and receive a floating rate
based on 3-month LIBOR
Broker, Deutsche Bank AG, London
Expires November 2016.......................................  $ 14,700,000        (32,523)
-------------------------------------------------------------------------------------------
TOTAL.......................................................                   $1,253,488
                                                                               ==========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$728,518,276).......................................                 $729,154,180
Investments in affiliated securities, at value (identified
  cost--$25,397)............................................                       25,397
Unrealized appreciation on swaps............................                    2,015,525
Receivables:
  Securities sold...........................................  $129,621,842
  Interest..................................................     4,361,658
  Swaps.....................................................       219,767
  Variation margin..........................................       107,689
  Paydowns..................................................        48,789    134,359,745
                                                              ------------
Prepaid expenses............................................                        2,956
                                                                             ------------
Total assets................................................                  865,557,803
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on swaps............................                      762,037
Bank overdraft..............................................                       32,970
Payables:
  Securities purchased......................................   530,039,463
  Capital shares redeemed...................................     6,892,686
  Dividends to shareholders.................................     1,259,910
  Swaps.....................................................       510,704
  Investment adviser........................................       147,587
  Other affiliates..........................................         3,973    538,854,323
                                                              ------------
Accrued expenses............................................                       45,820
                                                                             ------------
Total liabilities...........................................                  539,695,150
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $325,862,653
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $  3,123,935
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  325,520,600
Accumulated distributions in excess of investment
  income--net...............................................  $ (1,121,307)
Accumulated realized capital losses--net....................    (4,868,374)
Unrealized appreciation--net................................     3,207,779
                                                              ------------
Total accumulated losses--net...............................                   (2,781,902)
                                                                             ------------
NET ASSETS..................................................                 $325,862,653
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $325,860,504 and 31,239,352
  shares outstanding........................................                 $      10.43
                                                                             ============
Class II--Based on net assets of $1,074.51 and 103.13 shares
  outstanding...............................................                 $      10.42
                                                                             ============
Class III--Based on net assets of $1,074.13 and 103.13
  shares outstanding........................................                 $      10.42
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $496,053 from affiliates)...............                $14,927,104
Securities lending--net.....................................                        623
                                                                            -----------
Total income................................................                 14,927,727
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,489,385
Accounting services.........................................       77,504
Printing and shareholder reports............................       38,385
Professional fees...........................................       32,963
Custodian fees..............................................       32,026
Directors' fees and expenses................................       17,308
Pricing services............................................        9,390
Transfer agent fees--Class I................................        5,000
Distribution fees--Class III................................            1
Other.......................................................       15,141
                                                              -----------
Total expenses..............................................                  1,717,103
                                                                            -----------
Investment income--net......................................                 13,210,624
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................     (558,850)
  Financial futures contracts and swaps--net................   (2,305,713)
  Options written--net......................................       17,550    (2,847,013)
                                                              -----------
Change in unrealized appreciation on:
  Investments--net..........................................   (1,356,103)
  Financial futures contracts and swaps--net................    2,504,109     1,148,006
                                                              -----------   -----------
Total realized and unrealized loss--net.....................                 (1,699,007)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $11,511,617
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $13,210,624    $ 11,212,448
Realized loss--net..........................................   (2,847,013)     (3,067,250)
Change in unrealized appreciation/depreciation--net.........    1,148,006       1,691,739
                                                              ------------   ------------
Net increase in net assets resulting from operations........   11,511,617       9,836,937
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (13,464,006)    (13,996,234)
  Class II..................................................          (49)            (49)
  Class III.................................................          (49)            (49)
Realized gain--net:
  Class I...................................................           --         (28,744)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (13,464,104)    (14,025,076)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   29,732,777     (18,940,073)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   27,780,290     (23,128,212)
Beginning of year...........................................  298,082,363     321,210,575
                                                              ------------   ------------
End of year*................................................  $325,862,653   $298,082,363
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $(1,121,307)   $ (1,043,174)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            --------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  10.50    $  10.65    $  10.59    $  11.06    $  10.67
                                                         --------    --------    --------    --------    --------
Investment income--net**...............................       .46         .39         .30         .37         .48
Realized and unrealized gain (loss)--net...............      (.06)       (.05)        .14        (.15)        .50
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................       .40         .34         .44         .22         .98
                                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................      (.47)       (.49)       (.31)       (.39)       (.44)
  Realized gain--net...................................        --          --+       (.07)       (.30)       (.15)
                                                         --------    --------    --------    --------    --------
Total dividends and distributions......................      (.47)       (.49)       (.38)       (.69)       (.59)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  10.43    $  10.50    $  10.65    $  10.59    $  11.06
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     3.91%       3.22%       4.13%       2.07%       9.78%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense...................      .58%        .59%        .58%        .58%        .58%
                                                         ========    ========    ========    ========    ========
Expenses...............................................      .58%        .59%        .62%        .59%        .58%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................     4.43%       3.69%       2.84%       3.39%       4.40%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $325,861    $298,080    $321,209    $414,567    $585,789
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................   447.87%      60.62%     144.74%     212.80%     208.26%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                     CLASS II
                                                                --------------------------------------------------
                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,              FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM  --------------------------    SEPTEMBER 30, 2004+
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                 2006              2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  10.49           $ 10.65          $  10.73
                                                                --------           -------          --------
Investment income--net***....................................        .47               .40               .08
Realized and unrealized loss--net............................       (.06)             (.05)             (.05)
                                                                --------           -------          --------
Total from investment operations.............................        .41               .35               .03
                                                                --------           -------          --------
Less dividends and distributions:
  Investment income--net.....................................       (.48)             (.51)             (.07)
  Realized gain--net.........................................         --                --              (.04)
                                                                --------           -------          --------
Total dividends and distributions............................       (.48)             (.51)             (.11)
                                                                --------           -------          --------
Net asset value, end of period...............................   $  10.42           $ 10.49          $  10.65
                                                                ========           =======          ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................      4.04%             3.32%              .33%@
                                                                ========           =======          ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .50%              .59%              .58%*
                                                                ========           =======          ========
Investment income--net.......................................      4.53%             3.76%             2.93%*
                                                                ========           =======          ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $      1           $     1          $      1
                                                                ========           =======          ========
Portfolio turnover...........................................    447.87%            60.62%           144.74%
                                                                ========           =======          ========
------------------------------------------------------------------------------------------------------------------

*  Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                    CLASS III
                                                                --------------------------------------------------
                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,              FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM  --------------------------    SEPTEMBER 30, 2004+
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                 2006              2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  10.49           $ 10.65          $ 10.73
                                                                --------           -------          -------
Investment income--net***....................................        .47               .40              .08
Realized and unrealized loss--net............................       (.06)             (.05)            (.05)
                                                                --------           -------          -------
Total from investment operations.............................        .41               .35              .03
                                                                --------           -------          -------
Less dividends and distributions:
  Investment income--net.....................................       (.48)             (.51)            (.07)
  Realized gain--net.........................................         --                --             (.04)
                                                                --------           -------          -------
Total dividends and distributions............................       (.48)             (.51)            (.11)
                                                                --------           -------          -------
Net asset value, end of period...............................   $  10.42           $ 10.49          $ 10.65
                                                                ========           =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................      4.04%             3.31%             .33%@
                                                                ========           =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .52%              .59%             .58%*
                                                                ========           =======          =======
Investment income--net.......................................      4.50%             3.76%            2.93%*
                                                                ========           =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $      1           $     1          $     1
                                                                ========           =======          =======
Portfolio turnover...........................................    447.87%            60.62%          144.74%
                                                                ========           =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Government Bond V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Government Income V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies, that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such

--------------------------------------------------------------------------------

securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal

--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Bank overdraft-- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

  (l) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (m) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $175,347 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to accounting for paydowns, swap agreements and notional principal contracts. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting

--------------------------------------------------------------------------------

interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $267 in securities lending agent fees from the Fund.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $4,799 and $1,356, respectively, for certain accounting services.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns and payups) of investments, excluding short-term securities, for the year ended December 31, 2006 were $2,185,196,803 and $1,657,671,367, respectively.

  Transactions in options written for the year ended December 31, 2006 were as follows:

-------------------------------------------------------------------
                                              Number of    Premiums
Call Options Written                          Contracts+   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of year....................................      20       $ 31,200
Options closed..............................     (20)       (31,200)
                                                 ---       --------
Outstanding call options written, end of
 year.......................................      --             --
                                                 ===       ========
-------------------------------------------------------------------

+ One contract represents a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $29,732,777 and $(18,940,073) for the years ended December 31, 2006, and December 31, 2005, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   8,790,813   $ 91,373,369
Shares issued to shareholders in
 reinvestment of dividends............   1,245,553     12,924,104
                                        ----------   ------------
Total issued..........................  10,036,366    104,297,473
Shares redeemed.......................  (7,188,596)   (74,564,794)
                                        ----------   ------------
Net increase..........................   2,847,770   $ 29,732,679
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   2,722,808   $ 28,578,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,258,906     13,304,903
                                        ----------   ------------
Total issued..........................   3,981,714     41,883,894
Shares redeemed.......................  (5,756,447)   (60,824,055)
                                        ----------   ------------
Net decrease..........................  (1,774,733)  $(18,940,161)
                                        ==========   ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                  Shares   Amount
------------------------------------------------------------------
Shares sold......................................    10     $ 100
Shares issued to shareholders in
 reinvestment of dividends.......................     5        49
                                                    ---     -----
Total issued.....................................    15       149
Shares redeemed..................................   (10)     (100)
                                                    ---     -----
Net increase.....................................     5     $  49
                                                    ===     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                  Shares   Amount
------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends.......................    4       $44
                                                     --      ---
Net increase.....................................    4       $44
                                                     ==      ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    10      $ 100
Shares issued to shareholders in reinvestment of
 dividends......................................     5         49
                                                   ---      -----
Total issued....................................    15        149
Shares redeemed.................................   (10)      (100)
                                                   ---      -----
Net increase....................................     5      $  49
                                                   ===      =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                  Shares   Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends.......................................    4       $44
                                                     --      ---
Net increase.....................................    4       $44
                                                     ==      ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-----------------------------------------------------------------
                                        12/31/2006    12/31/2005
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $13,464,104   $13,996,332
 Net long-term capital gains..........           --        28,744
                                        -----------   -----------
Total taxable distributions...........  $13,464,104   $14,025,076
                                        ===========   ===========
-----------------------------------------------------------------

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Accumulated distributions in excess of investment
 income--net.......................................   $  (732,528)
Undistributed long-term capital gains--net.........            --
                                                      -----------
Total accumulated distributions in excess of
 investment income--net............................      (732,528)
Capital loss carryforward..........................    (2,860,553)*
Unrealized gains--net..............................       811,179**
                                                      -----------
Total accumulated losses--net......................   $(2,781,902)
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $2,860,553, of which $1,381,364 expires in 2013 and $1,479,189 expires in
   2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Income V.I. Fund (formerly Mercury Government Bond V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company")(formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK HIGH INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  We continued the general theme of investing in higher-quality credits of companies with good pricing power and strong fundamentals.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock High Income V.I. Fund's (formerly Mercury High Current Income V.I. Fund) Class I Shares had a total return of +9.44%. For the same period, the Fund's benchmark, the Credit Suisse High Yield Index, returned +11.92%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +9.09%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

  The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points (.02%) below the 4.41% yield on the two-year Treasury note. At the end of December, the 10- and two-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year. The yield on the two-year note peaked at 5.29% in late June 2006, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

  The Federal Reserve Board (the Fed) raised the target federal funds rate in five increments of .25% during the year, bringing the target rate from 4.00% to 5.25%. However, the Fed held the rate steady at its meetings in August, September, October and December.

  The high yield market's nearly 12% return for the year was well ahead of the +4.33% return of the U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index. The high yield market generally moved upward, although it did encounter weakness in June. The extent of the market's decline, however, was not as intense as that experienced by other asset classes in the middle of 2006. Global equities and emerging markets securities fell markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's performance for the year outpaced the Lipper average but lagged that of the benchmark index. The portfolio's relatively conservative positioning hindered performance somewhat, as lower-quality, longer-duration securities outperformed the broader market during the year. Other detractors included an overweight in the housing sector, which has been plagued by weakening fundamentals, and an underweight in autos as General Motors Corp.'s bonds, a large complex of securities, rallied strongly. On the positive side of the ledger, we saw good results from our holdings in the manufacturing, media--non-cable, paper and chemicals sectors.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We sold some of our holdings in packaging, which resulted in a reduction in that sector from an overweight to a market weight. We were concerned about the high cost of resin, a key factor affecting the profitability of plastic packaging manufacturers. Meanwhile, we increased exposure to the chemicals sector, moving from a market weight to an overweight in the third quarter. In a contrarian move, we bought several bonds in the out-of-favor homebuilder and building products manufacturer sectors, mostly in the secondary market.

  In the final quarter of the year, the Fund's new management team increased allocations to certain lower-quality credit tiers, establishing overweight positions in B-rated and CCC-rated credits. This was done in an effort to capitalize on positive returns being generated by these segments of the high yield market. The Fund's position in the automobile sector also was increased, bringing the allocation from an underweight to a modest overweight relative to the benchmark.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At December 31, 2006, the Fund had overweight positions in the wireless, paper, technology and independent energy sectors. Conversely, it had noticeable underweight positions in the electric, media--cable, supermarkets and lodging sectors.

  We believe the portfolio is well positioned to take advantage of opportunities in the high yield market in 2007. The portfolio had an average credit rating of B+ at year-end, and we believe our disciplined yet flexible approach positions the Fund to benefit from the potential out-performance of lower-quality names while limiting credit and default risk.

Jeffrey Gary
Portfolio Manager

Scott Amero
Portfolio Manager

January 22, 2007

---------------------------------------------------------

Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.
---------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                 BLACKROCK HIGH INCOME V.I.
                                                                   FUND+--CLASS I SHARES*        CREDIT SUISSE HIGH YIELD INDEX++
                                                                 --------------------------      --------------------------------
12/96                                                                      10000                              10000
12/97                                                                      11095                              11263
12/98                                                                      10751                              11328
12/99                                                                      11392                              11700
12/00                                                                      10587                              11090
12/01                                                                      11028                              11734
12/02                                                                      10879                              12098
12/03                                                                      13938                              15477
12/04                                                                      15563                              17327
12/05                                                                      15797                              17719
12/06                                                                      17289                              19831

[LINE GRAPH]

                                                  BLACKROCK HIGH INCOME       BLACKROCK HIGH INCOME
                                                  V.I. FUND+--CLASS II        V.I. FUND+--CLASS III     CREDIT SUISSE HIGH YIELD
                                                         SHARES*                     SHARES*                     INDEX++
                                                  ---------------------       ---------------------     ------------------------
9/30/04**                                               10000.00                    10000.00                    10000.00
12/04                                                   10469.00                    10469.00                    10456.00
12/05                                                   10642.00                    10642.00                    10692.00
12/06                                                   11646.00                    11630.00                    11966.00

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of Operations.
+ The Fund invests principally in fixed income securities with lower credit quality.
++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/06                                       +9.44%
--------------------------------------------------------------------
Five Years Ended 12/31/06                                     + 9.41
--------------------------------------------------------------------
Ten Years Ended 12/31/06                                      + 5.63
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 12/31/06                                        +9.44%
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                            +7.00
----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 12/31/06                                        +9.28%
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                            +6.93
----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF DECEMBER 31, 2006                                     TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                +6.21%          + 9.44%          7.49%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                               +6.32           + 9.44             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                              +6.17           + 9.28             --
--------------------------------------------------------------------------------------------------------
Credit Suisse High Yield Index**                               +8.14           +11.92             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006     DECEMBER 31, 2006   DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,062.10             $3.05
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,063.20             $3.72
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,061.70             $3.98
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,022.14             $2.99
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,021.49             $3.65
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,021.24             $3.90
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .72% for Class II and .77% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .74% and .84%, the actual expenses paid would have been approximately $3.83 and $4.34, and the hypothetical expenses paid would have been approximately $3.75 and $4.26 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
               QUALITY RATINGS BY S&P/MOODY'S                 TOTAL INVESTMENTS
-------------------------------------------------------------------------------
A/A.........................................................         0.4%
BBB/Baa.....................................................         2.9
BB/Ba.......................................................        24.6
B/B.........................................................        55.8
CCC/Caa.....................................................         9.6
NR (Not Rated)..............................................         0.5
Other*......................................................         6.2
-------------------------------------------------------------------------------

* Includes portfolio holdings in common and preferred stocks, warrants, and short-term investments.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    26,892,868      490,871         995,608
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    26,837,826      527,236       1,014,284
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.8%                $   750,000      Alliant Techsystems, Inc., 6.75% due
                                                            4/01/2016.................................  $    750,000
                                             485,000      Argo-Tech Corp., 9.25% due 6/01/2011........       523,800
                                           1,600,000      Armor Holdings, Inc., 8.25% due 8/15/2013...     1,664,000
                                             420,000      Bombardier, Inc., 8% due 11/15/2014(e)......       430,500
                                                          DRS Technologies, Inc.:
                                           1,000,000        6.875% due 11/01/2013.....................     1,007,500
                                             250,000        6.625% due 2/01/2016......................       251,875
                                             500,000      K&F Acquisition, Inc., 7.75% due
                                                            11/15/2014................................       515,000
                                           1,025,000      L-3 Communications Corp., 6.375% due
                                                            10/15/2015................................     1,014,750
                                             800,000      Standard Aero Holdings, Inc., 8.25% due
                                                            9/01/2014.................................       808,000
                                           1,200,000      Vought Aircraft Industries, Inc., 8% due
                                                            7/15/2011.................................     1,155,000
                                                                                                        ------------
                                                                                                           8,120,425
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.5%
                                                          Continental Airlines, Inc. Class C(k):
                                              43,632        Series 1998-1, 6.541% due 9/15/2009.......        43,687
                                             995,948        Series 2001-1, 7.033% due 12/15/2012......       992,213
                                                                                                        ------------
                                                                                                           1,035,900
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--5.9%                           1,150,000      Asbury Automotive Group, Inc., 8% due
                                                            3/15/2014.................................     1,167,250
                                             250,000      Autonation, Inc., 7.374% due 4/15/2013(f)...       251,250
                                             205,000      Cooper-Standard Automotive, Inc., 7% due
                                                            12/15/2012................................       183,987
                                                          Ford Motor Co.:
                                           1,440,000        7.45% due 7/16/2031.......................     1,130,400
                                             875,000        4.25% due 12/15/2036(a)...................       935,156
                                                          Ford Motor Credit Co:
                                           1,450,000        5.80% due 1/12/2009.......................     1,423,672
                                             230,000        5.70% due 1/15/2010.......................       220,479
                                             990,000        8.11% due 1/13/2012(f)....................       981,010
                                             980,000      General Motors Acceptance Corp., 6.75% due
                                                            12/01/2014................................     1,006,590
                                             925,000      General Motors Corp., 8.375% due 7/15/2033..       855,625
                                                          The Goodyear Tire & Rubber Co.:
                                             150,000        9.14% due 12/01/2009(e)(f)................       150,562
                                             190,000        7.857% due 8/15/2011......................       190,950
                                           1,505,000        8.625% due 12/01/2011(e)..................     1,553,912
                                             240,000        4% due 6/15/2034(a).......................       433,200
                                             965,000      Lear Corp., 8.75% due 12/01/2016(e).........       932,431
                                             100,000      Metaldyne Corp., 10% due 11/01/2013.........       107,000
                                             170,000      Titan International, Inc., 8% due
                                                            1/15/2012(e)..............................       171,063
                                             960,000      United Auto Group, Inc., 7.75% due
                                                            12/15/2016(e).............................       964,800
                                                                                                        ------------
                                                                                                          12,659,337
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.8%                           750,000      CMP Susquehanna Corp., 9.875% due
                                                            5/15/2014(e)..............................       746,250
                                             750,000      LIN Television Corp., 6.50% due 5/15/2013...       714,375
                                             280,000      Nexstar Finance, Inc., 7% due 1/15/2014.....       263,200
                                             750,000      Radio One, Inc., 6.375% due 2/15/2013.......       701,250
                                             500,000      Sinclair Broadcast Group, Inc., 8% due
                                                            3/15/2012.................................       516,250
                                             860,000      Young Broadcasting, Inc., 10% due
                                                            3/01/2011.................................       817,000
                                                                                                        ------------
                                                                                                           3,758,325
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%                   250,000      NTL Cable Plc, 9.125% due 8/15/2016.........       264,063
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--4.2%                        $   350,000      CCH I LLC, 11% due 10/01/2015...............  $    359,187
                                           1,000,000      CSC Holdings, Inc. Series B, 7.625% due
                                                            4/01/2011.................................     1,018,750
                                             430,000      Cablevision Systems Corp. Series B, 9.87%
                                                            due 4/01/2009 (f).........................       453,650
                                                          Charter Communications Holdings II LLC:
                                           1,500,000        10.25% due 9/15/2010......................     1,569,375
                                             130,000        10.25% due 9/15/2010......................       135,688
                                             250,000      DirecTV Holdings LLC, 8.375% due
                                                            3/15/2013.................................       260,000
                                           1,350,000      Echostar DBS Corp., 7.125% due 2/01/2016....     1,350,000
                                             170,000      Intelsat Intermediate Holding Co. Ltd.,
                                                            9.231% due 2/01/2015 (i)..................       129,200
                                                          Intelsat Subsidiary Holding Co. Ltd.:
                                           1,130,000        10.484% due 1/15/2012(f)..................     1,139,887
                                           1,300,000        8.25% due 1/15/2013.......................     1,319,500
                                             820,000      PanAmSat Corp., 9% due 6/15/2016(e).........       868,175
                                             450,000      Quebecor Media, Inc., 7.75% due 3/15/2016...       459,563
                                                                                                        ------------
                                                                                                           9,062,975
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.0%                              860,000      BCP Crystal Holdings Corp., 9.625% due
                                                            6/15/2014.................................       950,300
                                             867,000      Huntsman International, LLC, 9.875% due
                                                            3/01/2009.................................       893,010
                                             560,000      Ineos Group Holdings Plc, 8.50% due
                                                            2/15/2016(e)..............................       534,800
                                             680,000      Innophos, Inc., 8.875% due 8/15/2014........       690,200
                                             925,000      Lyondell Chemical Co., 8% due 9/15/2014.....       959,687
                                           1,065,000      Millennium America, Inc., 9.25% due
                                                            6/15/2008.................................     1,099,612
                                                          Momentive Performance Materials, Inc.(e):
                                           1,225,000        10.125% due 12/01/2014....................     1,231,125
                                             515,000        11.50% due 12/01/2016.....................       504,700
                                             360,000      Mosaic Global Holdings, Inc., 7.625% due
                                                            12/01/2016(e).............................       373,050
                                           1,000,000      Nalco Co., 7.75% due 11/15/2011.............     1,022,500
                                           1,900,000      Omnova Solutions, Inc., 11.25% due
                                                            6/01/2010.................................     2,042,500
                                             300,000      Westlake Chemical Corp., 6.625% due
                                                            1/15/2016.................................       290,250
                                                                                                        ------------
                                                                                                          10,591,734
--------------------------------------------------------------------------------------------------------------------
CONSUMER--NON-DURABLES--2.7%                 500,000      American Greetings Corp., 7.375% due
                                                            6/01/2016.................................       513,750
                                           1,000,000      Chattem, Inc., 7% due 3/01/2014.............       985,000
                                           1,075,000      Church & Dwight Co., Inc., 6% due
                                                            12/15/2012................................     1,050,812
                                             825,000      Hines Nurseries, Inc., 10.25% due
                                                            10/01/2011................................       717,750
                                             950,000      Levi Strauss & Co., 8.875% due 4/01/2016....       992,750
                                             300,000      North Atlantic Trading Co., 9.25% due
                                                            3/01/2012.................................       261,750
                                           1,300,000      Quiksilver, Inc., 6.875% due 4/15/2015......     1,277,250
                                                                                                        ------------
                                                                                                           5,799,062
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--5.6%
                                                          Affinion Group, Inc.:
                                         $   190,000        10.125% due 10/15/2013....................  $    201,400
                                             610,000        11.50% due 10/15/2015.....................       645,075
                                             250,000      CBD Media Holdings LLC, 9.25% due
                                                            7/15/2012.................................       260,312
                                                          Dex Media East LLC:
                                             465,000        9.875% due 11/15/2009.....................       487,087
                                             334,000        12.125% due 11/15/2012....................       367,817
                                           1,800,000      Dex Media West LLC, 8.50% due 8/15/2010.....     1,869,750
                                           1,250,000      Idearc, Inc., 8% due 11/15/2016(e)..........     1,268,750
                                             500,000      Lamar Media Corp., 7.25% due 1/01/2013......       509,375
                                             190,000      Network Communications, Inc., 10.75% due
                                                            12/01/2013................................       191,900
                                                          Nielsen Finance LLC(e):
                                             750,000        10% due 8/01/2014.........................       812,813
                                             170,000        11.616% due 8/01/2016(i)..................       117,088
                                           1,975,000      Primedia, Inc., 8% due 5/15/2013............     1,910,813
                                             525,000      Quebecor World Capital Corp., 8.75% due
                                                            3/15/2016(e)..............................       502,688
                                             360,000      Quebecor World, Inc., 9.75% due
                                                            1/15/2015(e)..............................       362,250
                                                          RH Donnelley Corp.:
                                             400,000        6.875% due 1/15/2013......................       383,500
                                             725,000        Series A-2, 6.875% due 1/15/2013..........       695,094
                                           1,350,000      WDAC Subsidiary Corp., 8.375% due
                                                            12/01/2014(e).............................     1,388,813
                                                                                                        ------------
                                                                                                          11,974,525
--------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUCTION--4.5%       525,000      Berry Petroleum Co., 8.25% due 11/01/2016...       525,656
                                             600,000      Chaparral Energy, Inc., 8.50% due
                                                            12/01/2015................................       597,000
                                             630,000      Compton Petroleum Finance Corp., 7.625% due
                                                            12/01/2013................................       607,950
                                             700,000      Encore Acquisition Co., 6.25% due
                                                            4/15/2014.................................       656,250
                                             500,000      OPTI Canada, Inc., 8.25% due 12/15/2014(e)..       513,750
                                             765,000      Pogo Producing Co., 7.875% due 5/01/2013....       776,475
                                             750,000      Range Resources Corp., 6.375% due
                                                            3/15/2015.................................       731,250
                                             755,000      Sabine Pass LNG LP, 7.50% due
                                                            11/30/2016(e).............................       752,169
                                                          Stone Energy Corp.:
                                             740,000        8.124% due 7/15/2010(e)(f)................       732,600
                                             600,000        6.75% due 12/15/2014......................       573,000
                                           2,000,000      Western Oil Sands, Inc., 8.375% due
                                                            5/01/2012.................................     2,220,000
                                           1,000,000      Whiting Petroleum Corp., 7.25% due
                                                            5/01/2013.................................     1,002,500
                                                                                                        ------------
                                                                                                           9,688,600
--------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--2.4%                          765,000      Aleris International, Inc., 9% due
                                                            12/15/2014(e).............................       768,825
                                             300,000      Copano Energy LLC, 8.125% due 3/01/2016.....       310,500
                                             629,000      Dresser-Rand Group, Inc., 7.375% due
                                                            11/01/2014................................       633,717
                                             500,000      North American Energy Partners, Inc., 8.75%
                                                            due 12/01/2011............................       502,500
                                           1,250,000      Pacific Energy Partners, LP, 7.125% due
                                                            6/15/2014.................................     1,282,763
                                           1,215,000      SemGroup LP, 8.75% due 11/15/2015(e)........     1,221,075
                                             400,000      Tennessee Gas Pipeline Co., 7.625% due
                                                            4/01/2037.................................       449,618
                                                                                                        ------------
                                                                                                           5,168,998
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.7%                          $   630,000      American Real Estate Partners LP, 7.125% due
                                                            2/15/2013.................................  $    633,150
                                              75,000      NCO Group, Inc., 10.244% due
                                                            11/15/2013(e)(f)..........................        74,438
                                             575,000      Saxon Capital, Inc., 12% due 5/01/2014(e)...       821,635
                                                                                                        ------------
                                                                                                           1,529,223
--------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.9%                          89,780      Archibald Candy Corp., 10% due
                                                            11/01/2007(b).............................         5,718
                                             600,000      Constellation Brands, Inc., 7.25% due
                                                            9/01/2016.................................       616,500
                                                          Del Monte Corp.:
                                             475,000        8.625% due 12/15/2012.....................       501,125
                                             325,000        6.75% due 2/15/2015.......................       321,750
                                             430,000      Swift & Co., 12.50% due 1/01/2010...........       439,675
                                                                                                        ------------
                                                                                                           1,884,768
--------------------------------------------------------------------------------------------------------------------
GAMING--4.6%                               1,125,000      Boyd Gaming Corp., 8.75% due 4/15/2012......     1,175,625
                                             625,000      CCM Merger, Inc., 8% due 8/01/2013(e).......       610,937
                                             205,000      Caesars Entertainment, Inc., 8.125% due
                                                            5/15/2011.................................       214,481
                                             740,000      Greektown Holdings, 10.75% due
                                                            12/01/2013(e).............................       773,300
                                             590,000      Harrah's Operating Co., Inc., 5.75% due
                                                            10/01/2017................................       494,305
                                                          MGM Mirage:
                                             475,000        6% due 10/01/2009.........................       473,812
                                             275,000        6.75% due 4/01/2013.......................       268,812
                                             625,000      Penn National Gaming, Inc., 6.75% due
                                                            3/01/2015.................................       612,500
                                           1,600,000      Pinnacle Entertainment, Inc., 8.75% due
                                                            10/01/2013................................     1,696,000
                                             140,000      Poster Financial Group, Inc., 8.75% due
                                                            12/01/2011................................       145,250
                                             340,000      Seneca Gaming Corp., 7.25% due 5/01/2012....       345,950
                                           1,050,000      Station Casinos, Inc., 6.625% due
                                                            3/15/2018.................................       900,375
                                             770,000      Tropicana Entertainment, 9.625% due
                                                            12/15/2014(e).............................       762,300
                                             250,000      Turning Stone Resort Casino Enterprise,
                                                            9.125% due 9/15/2014(e)...................       255,625
                                           1,000,000      Wynn Las Vegas LLC, 6.625% due 12/01/2014...       993,750
                                                                                                        ------------
                                                                                                           9,723,022
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%                            600,000      Accellent, Inc., 10.50% due 12/01/2013......       622,500
                                           1,180,000      Angiotech Pharmaceuticals, Inc., 9.103% due
                                                            12/01/2013(e)(f)..........................     1,194,750
                                             425,000      Concentra Operating Corp., 9.125% due
                                                            6/01/2012.................................       446,250
                                             275,000      Mylan Laboratories, Inc., 6.375% due
                                                            8/15/2015.................................       272,250
                                             750,000      Select Medical Corp., 7.625% due 2/01/2015..       622,500
                                                          Tenet Healthcare Corp.:
                                             180,000        9.875% due 7/01/2014......................       183,150
                                             155,000        9.25% due 2/01/2015.......................       155,000
                                             535,000        6.875% due 11/15/2031.....................       429,338
                                             350,000      VWR International, Inc., 6.875% due
                                                            4/15/2012.................................       352,188
                                                                                                        ------------
                                                                                                           4,277,926
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
HOUSING--4.0%                            $   955,000      Ashton Woods USA LLC, 9.50% due
                                                            10/01/2015................................  $    869,050
                                             400,000      Building Materials Corp. of America, 8% due
                                                            12/01/2008................................       418,000
                                             600,000      CPG International I Inc., 10.50% due
                                                            7/01/2013.................................       611,250
                                             410,000      Esco Corp., 8.625% due 12/15/2013(e)........       421,275
                                           1,500,000      Forest City Enterprises, Inc., 7.625% due
                                                            6/01/2015.................................     1,530,000
                                                          Goodman Global Holding Co., Inc.:
                                             479,000        8.36% due 6/15/2012(f)....................       486,185
                                           1,000,000        7.875% due 12/15/2012.....................       982,500
                                             205,000      Nortek, Inc., 8.50% due 9/01/2014...........       200,900
                                           1,075,000      Ply Gem Industries, Inc., 9% due
                                                            2/15/2012.................................       913,750
                                             500,000      Standard-Pacific Corp., 6.50% due
                                                            8/15/2010.................................       488,750
                                             225,000      Stanley-Martin Communities LLC, 9.75% due
                                                            8/15/2015.................................       177,750
                                           1,000,000      Technical Olympic USA, Inc., 8.25% due
                                                            4/01/2011(e)..............................       975,000
                                             425,000      Texas Industries, Inc., 7.25% due
                                                            7/15/2013.................................       431,375
                                                                                                        ------------
                                                                                                           8,505,785
--------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--5.4%               1,312,000      Advanced Micro Devices, Inc., 7.75% due
                                                            11/01/2012................................     1,361,200
                                             235,000      Amkor Technologies, Inc., 7.75% due
                                                            5/15/2013.................................       216,200
                                             450,000      Compagnie Generale de Geophysique SA, 7.50%
                                                            due 5/15/2015.............................       452,250
                                                          Freescale Semiconductor, Inc.(e):
                                           2,820,000        9.125% due 12/15/2014(j)..................     2,802,375
                                             340,000        9.244% due 12/15/2014(f)..................       337,025
                                             665,000      MagnaChip Semiconductor SA, 8.61% due
                                                            12/15/2011(f).............................       571,900
                                           1,360,000      Nortel Networks Ltd., 9.624% due
                                                            7/15/2011(e)(f)...........................     1,433,100
                                                          SunGard Data Systems, Inc.:
                                           1,400,000        9.125% due 8/15/2013......................     1,470,000
                                           1,225,000        9.973% due 8/15/2013(f)...................     1,272,469
                                             485,000      Telcordia Technologies, Inc., 10% due
                                                            3/15/2013(e)..............................       426,800
                                           1,295,000      Viasystems, Inc., 10.50% due 1/15/2011......     1,298,238
                                                                                                        ------------
                                                                                                          11,641,557
--------------------------------------------------------------------------------------------------------------------
LEISURE--2.3%                                959,000      FelCor Lodging LP, 8.50% due 6/01/2011......     1,021,335
                                             750,000      HRP Myrtle Beach Operations LLC, 10.12% due
                                                            4/01/2012(e)(f)...........................       750,000
                                             500,000      Host Marriott LP Series O, 6.375% due
                                                            3/15/2015.................................       493,125
                                                          Travelport, Inc.(e):
                                             150,000        9.875% due 9/01/2014......................       150,750
                                             260,000        9.994% due 9/01/2014(f)...................       253,500
                                              20,000        11.875% due 9/01/2016.....................        20,500
                                           2,500,000      True Temper Sports, Inc., 8.375% due
                                                            9/15/2011.................................     2,175,000
                                                                                                        ------------
                                                                                                           4,864,210
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.3%                      $   750,000      CPI Holdco, Inc., 11.298% due 2/01/2015(f)..  $    770,625
                                             640,000      Invensys Plc, 9.875% due 3/15/2011(e).......       686,400
                                             745,000      Mueller Group, Inc., 10% due 5/01/2012......       810,187
                                           1,450,000      NXP B.V., 9.50% due 10/15/2015(e)...........     1,486,250
                                             660,000      RBS Global, Inc., 11.75% due 8/01/2016(e)...       689,700
                                           1,500,000      Superior Essex Communications LLC, 9% due
                                                            4/15/2012.................................     1,560,000
                                           1,125,000      Trimas Corp., 9.875% due 6/15/2012..........     1,088,438
                                                                                                        ------------
                                                                                                           7,091,600
--------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.2%                         1,400,000      Foundation PA Coal Co., 7.25% due
                                                            8/01/2014.................................     1,424,500
                                           1,000,000      Novelis, Inc., 7.25% due 2/15/2015(e).......       967,500
                                             250,000      Southern Copper Corp., 6.375% due
                                                            7/27/2015.................................       254,386
                                                                                                        ------------
                                                                                                           2,646,386
--------------------------------------------------------------------------------------------------------------------
PACKAGING--2.3%                            1,490,000      Berry Plastics Holding Corp., 8.875% due
                                                            9/15/2014(e)..............................     1,512,350
                                             300,000      Graham Packing Co., Inc., 8.50% due
                                                            10/15/2012................................       303,000
                                           1,290,000      Impress Holdings B.V., 8.512% due
                                                            9/15/2013(e)(f)...........................     1,293,225
                                           1,150,000      Owens-Illinois, Inc., 8.10% due 5/15/2007...     1,152,875
                                             395,000      Packaging Dynamics Finance Corp., 10% due
                                                            5/01/2016(e)..............................       395,000
                                             280,000      Pregis Corp., 12.375% due 10/15/2013(e).....       303,100
                                                                                                        ------------
                                                                                                           4,959,550
--------------------------------------------------------------------------------------------------------------------
PAPER--4.9%
                                                          Abitibi-Consolidated, Inc.:
                                             340,000        8.55% due 8/01/2010.......................       323,000
                                             770,000        6% due 6/20/2013..........................       616,000
                                                          Ainsworth Lumber Co. Ltd.:
                                             850,000        7.25% due 10/01/2012......................       669,375
                                             100,000        6.75% due 3/15/2014.......................        74,500
                                                          Boise Cascade LLC:
                                             250,000        8.249% due 10/15/2012(f)..................       250,625
                                             325,000        7.125% due 10/15/2014.....................       314,437
                                             715,000      Bowater Canada Finance, 7.95% due
                                                            11/15/2011................................       700,700
                                             600,000      Bowater, Inc., 6.50% due 6/15/2013..........       547,500
                                             750,000      Cascades, Inc., 7.25% due 2/15/2013.........       748,125
                                           1,750,000      Domtar, Inc., 7.125% due 8/15/2015..........     1,715,000
                                             875,000      Graphic Packaging International Corp., 8.50%
                                                            due 8/15/2011.............................       905,625
                                           1,525,000      Norske Skog Canada Ltd. Series D, 8.625% due
                                                            6/15/2011.................................     1,544,063
                                             500,000      Smurfit Kappa Funding Plc, 9.625% due
                                                            10/01/2012................................       530,000
                                             940,000      Smurfit-Stone Container Enterprises, Inc.,
                                                            9.75% due 2/01/2011.......................       969,375
                                             475,000      Verso Paper Holdings LLC, 9.125% due
                                                            8/01/2014(e)..............................       495,188
                                                                                                        ------------
                                                                                                          10,403,513
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
RETAIL--2.5%                             $   450,000      Buffets, Inc., 12.50% due 11/01/2014(e).....  $    453,375
                                             230,000      Burlington Coat Factory Warehouse Corp.,
                                                            11.125% due 4/15/2014(e)..................       224,250
                                                          Michaels Stores, Inc.(e):
                                             930,000        10% due 11/01/2014........................       967,200
                                           1,470,000        11.375% due 11/01/2016....................     1,532,475
                                           2,000,000      Neiman Marcus Group, Inc., 9% due
                                                            10/15/2015................................     2,182,500
                                                                                                        ------------
                                                                                                           5,359,800
--------------------------------------------------------------------------------------------------------------------
SERVICE--5.4%                                500,000      ALH Finance LLC, 8.50% due 1/15/2013........       491,250
                                             500,000      Ahern Rentals, Inc., 9.25% due 8/15/2013....       521,250
                                             900,000      Allied Waste North America, Inc., 7.875% due
                                                            4/15/2013.................................       928,125
                                             250,000      Ashtead Capital, Inc., 9% due 8/15/2016(e)..       267,500
                                                          Avis Budget Car Rental LLC(e):
                                             450,000        7.625% due 5/15/2014......................       438,750
                                             250,000        7.874% due 5/15/2014(f)...................       241,250
                                             625,000      Buhrmann US, Inc., 8.25% due 7/01/2014......       620,312
                                                          Corrections Corp. of America:
                                             725,000        7.50% due 5/01/2011.......................       746,750
                                             325,000        6.75% due 1/31/2014.......................       328,250
                                             325,000      DI Finance Series B, 9.50% due 2/15/2013....       344,500
                                           1,000,000      Dycom Industries, Inc., 8.125% due
                                                            10/15/2015................................     1,035,000
                                             425,000      FTI Consulting, Inc., 7.625% due
                                                            6/15/2013.................................       438,812
                                           2,250,000      The Geo Group, Inc., 8.25% due 7/15/2013....     2,317,500
                                             925,000      MSW Energy Holdings II LLC, 7.375% due
                                                            9/01/2010.................................       943,500
                                             315,000      Mac-Gray Corp., 7.625% due 8/15/2015........       319,725
                                                          United Rentals North America, Inc.:
                                             500,000        6.50% due 2/15/2012.......................       493,750
                                           1,075,000        7% due 2/15/2014..........................     1,054,844
                                                                                                        ------------
                                                                                                          11,531,068
--------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                                1,250,000      Ucar Finance, Inc., 10.25% due 2/15/2012....     1,317,188
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.0%                     180,000      Citizens Communications Co., 6.25% due
                                                            1/15/2013.................................       176,625
                                             474,000      Inmarsat Finance Plc, 7.625% due 6/30/2012..       489,405
                                             575,000      Nordic Telephone Co. Holdings ApS, 8.875%
                                                            due 5/01/2016(e)..........................       615,250
                                             520,000      ProtoStar I Ltd., 12.50% due
                                                            10/15/2012(a)(e)(f).......................       535,600
                                             500,000      Qwest Communications International, Inc.,
                                                            7.50% due 2/15/2014.......................       515,000
                                             750,000      Qwest Corp., 8.61% due 6/15/2013 (f)........       811,875
                                             489,000      Tele Norte Leste Participacoes SA Series B,
                                                            8% due 12/18/2013.........................       519,563
                                             500,000      Windstream Corp., 8.125% due 8/01/2013......       541,250
                                                                                                        ------------
                                                                                                           4,204,568
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.5%                         250,000      Britannia Bulk Plc, 11% due 12/01/2011(e)...       234,687
                                             550,000      Navios Maritime Holdings, Inc., 9.50% due
                                                            12/15/2014(e).............................       541,362
                                             800,000      OMI Corp., 7.625% due 12/01/2013............       818,000
                                           1,500,000      Overseas Shipholding Group, 8.25% due
                                                            3/15/2013.................................     1,576,875
                                                                                                        ------------
                                                                                                           3,170,924
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------
UTILITY--7.3%                            $ 1,434,432      AES Eastern Energy LP Series 1999-A, 9% due
                                                            1/02/2017(k)..............................  $  1,606,563
                                             500,000      AES Gener SA, 7.50% due 3/25/2014...........       529,623
                                             400,000      Colorado Interstate Gas Co., 5.95% due
                                                            3/15/2015.................................       394,666
                                             400,000      Conexant Systems, Inc., 9.124% due
                                                            11/15/2010(e)(f)..........................       406,000
                                           2,450,000      ESI Tractebel Acquisition Corp. Series B,
                                                            7.99% due 12/30/2011......................     2,514,383
                                             700,000      Edison Mission Energy, 7.50% due 6/15/2013..       731,500
                                             455,935      FPL Energy National Wind, 6.125% due
                                                            3/25/2019(e)(k)...........................       441,559
                                           1,600,000      Mirant Americas Generation Inc., 8.30% due
                                                            5/01/2011.................................     1,640,000
                                             750,000      NRG Energy, Inc., 7.25% due 2/01/2014.......       755,625
                                             475,000      NorthWestern Corp., 5.875% due 11/01/2014...       466,706
                                                          Reliant Energy, Inc.:
                                             600,000        9.50% due 7/15/2013.......................       643,500
                                           1,150,000        6.75% due 12/15/2014......................     1,124,125
                                           1,750,000      SEMCO Energy, Inc., 7.75% due 5/15/2013.....     1,766,473
                                             325,000      Southern Natural Gas Co., 8.875% due
                                                            3/15/2010.................................       340,954
                                             720,889      Tenaska Alabama Partners LP, 7% due
                                                            6/30/2021(e)(k)...........................       715,954
                                                          Transcontinental Gas Pipe Line Corp. Series
                                                            B:
                                           1,000,000        7% due 8/15/2011..........................     1,027,500
                                             450,000        8.875% due 7/15/2012......................       508,500
                                                                                                        ------------
                                                                                                          15,613,631
--------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--4.2%              1,350,000      American Towers, Inc., 7.25% due
                                                            12/01/2011................................     1,397,250
                                             340,000      Centennial Communications Corp., 8.125% due
                                                            2/01/2014.................................       348,925
                                             730,000      Cricket Communications, Inc., 9.375% due
                                                            11/01/2014(e).............................       770,150
                                             470,000      FiberTower Corp., 9% due 11/15/2012(a)(e)...       561,063
                                           1,190,000      MetroPCS Wireless, Inc., 9.25% due
                                                            11/01/2014(e).............................     1,243,550
                                                          Rogers Wireless Communications, Inc.:
                                             250,000        8.485% due 12/15/2010(f)..................       255,000
                                           1,500,000        6.375% due 3/01/2014......................     1,518,750
                                           1,150,000      Rural Cellular Corp., 8.25% due 3/15/2012...     1,197,438
                                                          West Corp.(e):
                                              60,000        9.50% due 10/15/2014......................        60,000
                                           1,715,000        11% due 10/15/2016........................     1,732,150
                                                                                                        ------------
                                                                                                           9,084,276
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CORPORATE BONDS
                                                          (COST--$192,571,593)--91.6%.................   195,932,939
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.3%                           33,870      Medis Technologies Ltd.(c)..................  $    590,354
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$744,580)--0.3%......................       590,354
--------------------------------------------------------------------------------------------------------------------
                                                                      PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                                        PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                          47      PTV, Inc. Series A, 10%(c)..................           200
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS
                                                          (COST--$3,877)--0.0%........................           200
--------------------------------------------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT                    TRUST PREFERREDS
--------------------------------------------------------------------------------------------------------------------
STEEL--0.9%                              $ 1,980,000      United States Steel LLC, 2.50% due
                                                            12/31/2031................................     1,977,062
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL TRUST PREFERREDS
                                                          (COST--$1,854,600)--0.9%....................     1,977,062
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED SECURITIES
                                                          (COST--$1,858,477)--0.9%....................     1,977,262
--------------------------------------------------------------------------------------------------------------------
                                              SHARES
                                                HELD                      WARRANTS(G)
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                    22,461      NTL, Inc. (expires 1/13/2011)...............         2,920
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL WARRANTS
                                                          (COST--$22,461)--0.0%.......................         2,920
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $12,525,328      BlackRock Liquidity Series, LLC Cash Sweep
                                                            Series, 5.26%(d)(h).......................    12,525,328
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$12,525,328)--5.8%...................    12,525,328
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$207,722,439*)--98.6%................   211,028,803
                                                          OTHER ASSETS LESS LIABILITIES--1.4%.........     2,910,477
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $213,939,280
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $207,645,635
                                                              ============
Gross unrealized appreciation...............................  $  5,334,960
Gross unrealized depreciation...............................    (1,951,792)
                                                              ------------
Net unrealized appreciation.................................  $  3,383,168
                                                              ============

(a)  Convertible security.

(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(c)  Non-income producing security.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                  NET        INTEREST
AFFILIATE                                                      ACTIVITY       INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $(3,162,229)   $720,166
-------------------------------------------------------------------------------------

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate security.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)  Represents the current yield as of December 31, 2006.

(i) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(j) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(k)  Subject to principal paydowns.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$195,197,111).......................................                   $ 198,503,475
Investments in affiliated securities, at value (identified
  cost--$12,525,328)........................................                      12,525,328
Cash........................................................                         360,428
Receivables:
  Interest..................................................  $   3,992,094
  Securities sold...........................................         90,000
  Paydowns..................................................          6,010
  Capital shares sold.......................................          3,443        4,091,547
                                                              -------------
Prepaid expenses............................................                           2,528
                                                                               -------------
Total assets................................................                     215,483,306
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Dividends to shareholders.................................      1,369,810
  Investment adviser........................................         96,013
  Capital shares redeemed...................................         34,236
  Other affiliates..........................................          3,382        1,503,441
                                                              -------------
Accrued expenses and other liabilities......................                          40,585
                                                                               -------------
Total liabilities...........................................                       1,544,026
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 213,939,280
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $   2,787,648
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                              15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                              15
Paid-in capital in excess of par............................                     410,349,601
Undistributed investment income--net........................  $      73,519
Accumulated realized capital losses--net....................   (202,577,882)
Unrealized appreciation--net................................      3,306,364
                                                              -------------
Total accumulated losses--net...............................                    (199,197,999)
                                                                               -------------
NET ASSETS..................................................                   $ 213,939,280
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $213,936,966 and 27,876,482
  shares outstanding........................................                   $        7.67
                                                                               =============
Class II--Based on net assets of $1,156.90 and 150.53 shares
  outstanding...............................................                   $        7.69
                                                                               =============
Class III--Based on net assets of $1,156.74 and 150.53
  shares outstanding........................................                   $        7.68
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $720,166 from affiliates)...............                $18,004,746
Dividends...................................................                     37,538
Other.......................................................                    218,596
                                                                            -----------
Total income................................................                 18,260,880
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,144,760
Accounting services.........................................      55,365
Printing and shareholder reports............................      41,444
Professional fees...........................................      40,082
Pricing services............................................      24,612
Custodian fees..............................................      23,103
Directors' fees and expenses................................      13,777
Transfer agent fees--Class I................................       5,001
Distribution fees--Class III................................           1
Other.......................................................      13,979
                                                              ----------
Total expenses..............................................                  1,362,124
                                                                            -----------
Investment income--net......................................                 16,898,756
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................                 (2,998,128)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  6,592,621
                                                                            -----------
Total realized and unrealized gain--net.....................                  3,594,493
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $20,493,249
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 16,898,756   $ 21,888,023
Realized loss--net..........................................    (2,998,128)   (14,078,326)
Change in unrealized appreciation/depreciation--net.........     6,592,621     (4,265,293)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    20,493,249      3,544,404
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (16,962,874)   (24,635,277)
  Class II..................................................           (83)           (92)
  Class III.................................................           (83)           (92)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (16,963,040)   (24,635,461)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (36,076,306)   (50,788,940)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (32,546,097)   (71,879,997)
Beginning of year...........................................   246,485,377    318,365,374
                                                              ------------   ------------
End of year*................................................  $213,939,280   $246,485,377
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $     73,519   $    164,204
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   7.55    $   8.12    $   7.86    $   6.69    $   7.53
                                                           --------    --------    --------    --------    --------
Investment income--net*..................................       .56         .61         .62         .60         .68
Realized and unrealized gain (loss)--net.................       .12        (.50)        .25        1.20        (.80)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................       .68         .11         .87        1.80        (.12)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.56)       (.68)       (.61)       (.63)       (.72)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   7.67    $   7.55    $   8.12    $   7.86    $   6.69
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................     9.44%       1.51%      11.68%      28.28%      (1.39%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .60%        .59%        .57%        .56%        .57%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     7.45%       7.78%       7.77%       8.15%       9.75%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $213,937    $246,483    $318,363    $335,627    $274,534
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    56.05%      24.29%      55.07%      78.45%      51.73%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  7.57           $  8.13          $  7.91
                                                              -------           -------          -------
Investment income--net**....................................      .57               .62              .16
Realized and unrealized gain (loss)--net....................      .11              (.49)             .21
                                                              -------           -------          -------
Total from investment operations............................      .68               .13              .37
                                                              -------           -------          -------
Less dividends from investment income--net..................     (.56)             (.69)            (.15)
                                                              -------           -------          -------
Net asset value, end of period..............................  $  7.69           $  7.57          $  8.13
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    9.44%             1.66%            4.70%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .63%              .59%             .57%*
                                                              =======           =======          =======
Investment income--net......................................    7.44%             7.90%            7.75%*
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $     1          $     1
                                                              =======           =======          =======
Portfolio turnover..........................................   56.05%            24.29%           55.07%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+  Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS                                           2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  7.57           $  8.13          $  7.91
                                                              -------           -------          -------
Investment income--net**....................................      .56               .62              .16
Realized and unrealized gain (loss)--net....................      .11              (.49)             .21
                                                              -------           -------          -------
Total from investment operations............................      .67               .13              .37
                                                              -------           -------          -------
Less dividends from investment income--net..................     (.56)             (.69)            (.15)
                                                              -------           -------          -------
Net asset value, end of period..............................  $  7.68           $  7.57          $  8.13
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    9.28%             1.66%            4.70%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .66%              .59%             .57%*
                                                              =======           =======          =======
Investment income--net......................................    7.41%             7.90%            7.75%*
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $     1          $     1
                                                              =======           =======          =======
Portfolio turnover..........................................   56.05%            24.29%           55.07%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+  Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury High Current Income V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock High Income V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies, which are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of

--------------------------------------------------------------------------------

such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return

--------------------------------------------------------------------------------

borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,029,074 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $26,401 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities and securities in default. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock Bond V.I. Fund at the following annual rates:
..55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2006, the aggregate average daily net assets of the Fund and the Company's BlackRock Bond V.I. Fund was approximately $686,918,000. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a

--------------------------------------------------------------------------------

monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $3,815 and $1,056, respectively, for certain accounting services.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $118,125,702 and $151,108,604, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $36,076,306 and $50,788,940 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Year Ended                          Dollar
December 31, 2006                       Shares             Amount
--------------------------------------------------------------------
Shares sold....................              210,493    $  1,597,498
Shares issued to shareholders in
 reinvestment of dividends.....            2,253,509      17,098,627
                                   -----------------    ------------
Total issued...................            2,464,002      18,696,125
Shares redeemed................           (7,213,353)    (54,772,597)
                                   -----------------    ------------
Net decrease...................           (4,749,351)   $(36,076,472)
                                   =================    ============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     286,843    $  2,219,265
Shares issued to shareholders in
 reinvestment of dividends...........   2,977,598      23,129,679
                                       ----------    ------------
Total issued.........................   3,264,441      25,348,944
Shares redeemed......................  (9,822,807)    (76,138,054)
                                       ----------    ------------
Net decrease.........................  (6,558,366)   $(50,789,110)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $83
                                                    --       ---
Net increase....................................    11       $83
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $83
                                                    --       ---
Net increase....................................    11       $83
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of

--------------------------------------------------------------------------------

additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of ..06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $16,963,040   $24,635,461
                                         -----------   -----------
Total taxable distributions............  $16,963,040   $24,635,461
                                         ===========   ===========

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Accumulated distributions in excess of investment
 income--net......................................  $     (15,708)
Undistributed long-term capital gains--net........             --
                                                    -------------
Total accumulated distributions in excess of
 investment income--net...........................        (15,708)
Capital loss carryforward.........................   (202,565,459)*
Unrealized gains--net.............................      3,383,168**
                                                    -------------
Total accumulated losses--net.....................  $(199,197,999)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $202,565,459, of which $9,712,654 expires in 2007, $23,145,308 expires in
   2008, $35,064,410 expires in 2009, $63,839,053 expires in 2010, $44,871,728 expires in 2011, $8,918,857 expires in 2012, $12,665,469 expires in 2013 and
   $4,347,980 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income V.I. Fund (formerly Mercury High Current Income V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company")(formerly FAM Variable Series Fund, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK S&P 500 INDEX V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Amid a volatile investing environment, the Fund was able to meet its objective of closely replicating the returns of the benchmark S&P 500 Index during the 12-month period.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock S&P 500 Index V.I. Fund's (formerly Mercury Index 500 V.I. Fund) Class I Shares had a total return of +15.49%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +15.79%.

  As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past 12 months, the Fund's performance generally tracked that of the index.

  Following decent, but uninspiring, results in 2004 and 2005, U.S. equities surged forward in 2006, with the S&P 500 Index advancing 15.79% to close at 1,418. Small cap stocks posted even stronger gains, with the Russell 2000 Index registering an 18.37% increase, thanks to exceptionally strong performance in the first few months of the year.

  Key highlights of the 12-month period included weaker economic growth triggered by a slowdown in the U.S. housing market; a long-awaited pause in the Federal Reserve Board's (the Fed) interest rate-hiking campaign; threats of higher inflation; and robust corporate earnings, which rose by double-digit percentages for an unprecedented fifth consecutive year. Amid these crosscurrents, financial markets were left to weather a high degree of volatility.

  At the outset, a burgeoning corporate sector, ample liquidity and record levels of merger-and-acquisition (M&A) activity provided a solid backdrop for equity markets. During the first few months of 2006, U.S. stocks were solidly on an upward trajectory, posting the best first quarter gains in several years. Of note, the S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Growth continued outside of the housing and auto sectors (capital spending in particular expanded at a brisk pace); private equity deals, M&A action and corporate buy-backs abounded in high volumes; and corporate cash flows held steady.

  Notwithstanding such broad-based strength, evidence of an economic slowdown mounted. By May, we saw a striking shift in investor sentiment, triggered by a deceleration in consumer spending, rising energy prices, a slump in housing activity and uncertainty around Fed policy and the sustainability of economic growth. Stock market volatility took on a more negative spin and eventually resulted in the first double-digit correction for U.S. equity markets in nearly four years. The average U.S. stock fell by about 12%, with stocks outside the United States suffering even greater losses. The pullback could be attributed to several factors, not the least of which was that the lagged effects of higher interest rates and oil prices finally took their toll on both the economy and stock prices. Further, a resurgence of inflationary fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of new Chairman Ben Bernanke, the central bank ended the second quarter with its 17(th) consecutive 25 basis point (.25%) interest rate hike since June 2004, bringing the target federal funds rate to 5.25%.

  As the second half of 2006 got underway, positive momentum returned to the market. The Fed made big news in August by finally ending its streak of interest rate increases. At the same time, commodity prices collapsed. After reaching an all-time high near $78 per barrel in July, crude oil ended the year at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's earlier retrenchment. Most equity markets experienced one of their best third-quarter periods in several years, though there was a broad-based changing of the guard that favored larger-cap, higher-quality and more predictable stocks over small-cap, lower-quality and more cyclical securities (which dominated early in the year).

  Macroeconomic uncertainty persisted in the third quarter. Investors struggled with moderating economic activity--real gross domestic product growth came in at 2.2%, compared to 2.6% in the second quarter and 5.6% in the first quarter. The magnitude of the housing downturn and its effect on the consumer sector was a significant wildcard. Weakness in the U.S. dollar was challenging the stability of currency markets. Moreover, tensions in the Middle East

--------------------------------------------------------------------------------

were heating up, and economic data offered a mixed outlook for inflation.

  Still, strong momentum continued in the equity markets during the year's final quarter. Key to investors' optimism were: a strong labor market, where the unemployment rate reached a post-9/11 low and year-on-year average hourly salaries reached a post-9/11 high; receding risks of higher inflation and high oil prices; and finally, the pervasive strength in corporate fundamentals that included reasonably good investment levels, healthy balance sheets and profit margins. 2006 ended and the new year began with the world awash in liquidity, global economic growth still quite strong despite the U.S. slowdown, record-high corporate profitability, fairly low inflation and interest rates, and relatively strong investor confidence.

  Small and mid cap stocks performed quite well during the 12-month period, but relinquished their leadership to the large cap S&P 500 Index, which posted substantial returns during the second half of the year. By comparison, the S&P SmallCap 600 Index returned +15.12% and the S&P MidCap 400 Index returned +10.32%, short of the 15.79% returned by the S&P 500 Index. Within the S&P 500 Index, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +20.80% versus the +11.00% return of the S&P 500 Citigroup Growth Index.

  Turning to sector performance, each of the 10 S&P 500 Index sectors posted positive returns for the annual period. The top performer was telecommunication services, which was up 32.13%, followed by energy and consumer discretionary, with respective returns of +22.22% and +17.23%. Information technology and health care were the weakest performers, with respective returns of +7.70% and +5.78%.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Heading into 2007, we believe continued moderation in economic growth will put pressure on corporate earnings, which have been on a record run with five consecutive years of double-digit growth. Solid corporate fundamentals and balance sheet strength, alongside strong non-U.S. economic growth, should help corporate profits remain positive, but the rate of gain will likely slow noticeably as record-high profit margins will be difficult to sustain. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                BLACKROCK S&P 500 INDEX V.I.
                                                                   FUND+--CLASS I SHARES*         STANDARD & POOR'S 500 INDEX++
                                                                ----------------------------      -----------------------------
12/96                                                                     10000.00                           10000.00
12/97                                                                     13281.00                           13336.00
12/98                                                                     17037.00                           17148.00
12/99                                                                     20531.00                           20756.00
12/00                                                                     18606.00                           18866.00
12/01                                                                     16321.00                           16624.00
12/02                                                                     12665.00                           12950.00
12/03                                                                     16229.00                           16664.00
12/04                                                                     17934.00                           18478.00
12/05                                                                     18740.00                           19385.00
12/06                                                                     21643.00                           22447.00

[LINE GRAPH]

                                                 BLACKROCK S&P 500             BLACKROCK S&P 500
                                             INDEX V.I. FUND+--CLASS II   INDEX V.I. FUND+--CLASS III     STANDARD & POOR'S 500
                                                      SHARES*                       SHARES*                      INDEX++
                                             --------------------------   ---------------------------     ---------------------
9/30/04**                                              10000                         10000                        10000
12/04                                                  10912                         10912                        10923
12/05                                                  11403                         11403                        11460
12/06                                                  13178                         13170                        13270

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/06                                       +15.49%
--------------------------------------------------------------------
Five Years Ended 12/31/06                                     + 5.81
--------------------------------------------------------------------
Ten Years Ended 12/31/06                                      + 8.03
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/06                                       +15.56%
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                          +13.03
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/06                                       +15.50%
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                          +13.01
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +12.57%        +15.49%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -+12.57        +15.56
-----------------------------------------------------------------------------------------
Class III Shares*                                                +12.51         +15.50
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +12.74         +15.79
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,125.70             $2.01
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,125.70             $2.23
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,125.10             $2.49
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,023.01             $1.92
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.81             $2.12
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.56             $2.37
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.38% for Class I, .42% for Class II and .47% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .53% and .63%, the actual expenses paid would have been approximately $2.81 and $3.34, and the hypothetical expenses paid would have been approximately $2.67 and $3.18 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                   SECTOR REPRESENTATION                      TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................         20.6%
Information Technology......................................         14.0
Health Care.................................................         11.1
Industrials.................................................         10.1
Consumer Discretionary......................................          9.9
Energy......................................................          9.1
Consumer Staples............................................          8.6
Utilities...................................................          3.3
Telecommunication Services..................................          3.3
Materials...................................................          2.8
Other*......................................................          7.2
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve an new investment advisory agreement with
  BlackRock Advisors, Inc...................................    18,916,917       409,803       517,565
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    18,805,891       506,332       532,062
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------
  This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  19,428      Boeing Co. .............................  $  1,725,984        0.5%
                                     24,464      United Technologies Corp. ..............     1,529,489        0.5
                                                 Other Securities........................     4,138,514        1.2
                                                                                           ------------      -----
                                                                                              7,393,987        2.2
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS              26,600      United Parcel Service, Inc. Class B.....  1,994,468...        0.6
                                                 Other Securities........................       777,176        0.2
                                                                                           ------------      -----
                                                                                           2,771,644...        0.8
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                         Other Securities........................       275,377        0.1
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                                  Other Securities........................       515,735        0.2
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                                      Other Securities........................     1,207,716        0.4
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                            49,596      The Coca-Cola Co. ......................     2,393,007        0.7
                                     39,939      PepsiCo, Inc. ..........................     2,498,184        0.7
                                                 Other Securities........................     1,593,578        0.5
                                                                                           ------------      -----
                                                                                              6,484,769        1.9
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                        28,423      Amgen, Inc.(a)..........................     1,941,575        0.6
                                                 Other Securities........................     2,100,130        0.6
                                                                                           ------------      -----
                                                                                              4,041,705        1.2
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                                Other Securities........................       496,960        0.2
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                      10,500      Goldman Sachs Group, Inc. ..............     2,093,175        0.6
                                     21,479      Merrill Lynch & Co., Inc.(b)............     1,999,695        0.6
                                     26,063      Morgan Stanley..........................     2,122,310        0.6
                                                 Other Securities........................     5,528,307        1.6
                                                                                           ------------      -----
                                                                                           11,743,487..        3.4
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                                        Other Securities........................     4,653,606        1.4
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                      6,764      PNC Financial Services Group, Inc.(b)...       500,807        0.1
                                     43,504      U.S. Bancorp............................     1,574,410        0.5
                                     47,284      Wachovia Corp. .........................     2,692,824        0.8
                                     81,606      Wells Fargo & Co. ......................     2,901,909        0.9
                                                 Other Securities........................     5,293,669        1.5
                                                                                           ------------      -----
                                                                                             12,963,619        3.8
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                            Other Securities........................     1,882,559        0.5
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            147,915      Cisco Systems, Inc.(a)..................     4,042,517        1.2
                                     40,068      QUALCOMM, Inc. .........................     1,514,170        0.4
                                                 Other Securities........................     2,711,737        0.8
                                                                                           ------------      -----
                                                                                              8,268,424        2.4
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              20,590      Apple Computer, Inc.(a).................     1,746,856        0.5
                                     66,943      Hewlett-Packard Co. ....................     2,757,382        0.8
                                     37,234      International Business Machines
                                                   Corp. ................................     3,617,283        1.1
                                                 Other Securities........................     3,531,643        1.0
                                                                                           ------------      -----
                                                                                             11,653,164        3.4
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING                       Other Securities........................       144,847        0.0
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS                           Other Securities........................       238,156        0.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                     29,678      American Express Co. ...................  $  1,800,564        0.5%
                                                 Other Securities........................     1,251,798        0.4
                                                                                           ------------      -----
                                                                                              3,052,362        0.9
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                           Other Securities........................       656,796        0.2
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                                     Other Securities........................       224,723        0.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER                             Other Securities........................       287,412        0.1
SERVICES
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               109,569      Bank of America Corp. ..................     5,849,889        1.7
SERVICES
                                    119,851      Citigroup, Inc. ........................     6,675,701        2.0
                                     84,668      JPMorgan Chase & Co. ...................     4,089,464        1.2
                                                 Other Securities........................     1,091,461        0.3
                                                                                           ------------      -----
                                                                                             17,706,515        5.2
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          94,069      AT&T Inc.(c)............................     3,362,967        1.0
TELECOMMUNICATION SERVICES
                                     44,025      BellSouth Corp. ........................     2,074,018        0.6
                                     71,118      Verizon Communications, Inc. ...........     2,648,434        0.8
                                                 Other Securities........................       934,986        0.2
                                                                                           ------------      -----
                                                                                              9,020,405        2.6
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                               Other Securities........................     4,820,092        1.4
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                             Other Securities........................     1,479,543        0.4
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                           Other Securities........................       877,280        0.2
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES          28,890      Schlumberger Ltd. ......................     1,824,692        0.6
                                                 Other Securities........................     3,507,017        1.0
                                                                                           ------------      -----
                                                                                              5,331,709        1.6
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING             60,216      Wal-Mart Stores, Inc. ..................     2,780,775        0.8
                                                 Other Securities........................     3,988,831        1.2
                                                                                           ------------      -----
                                                                                           6,769,606...        2.0
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                                    Other Securities........................     3,290,715        1.0
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                                    Other Securities........................       194,422        0.1
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              28,362      Medtronic, Inc. ........................     1,517,651        0.4
SUPPLIES
                                                 Other Securities........................     3,336,996        1.0
                                                                                           ------------      -----
                                                                                              4,854,647        1.4
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              33,058      UnitedHealth Group, Inc. ...............     1,776,206        0.5
SERVICES
                                                 Other Securities........................     5,733,139        1.7
                                                                                           ------------      -----
                                                                                              7,509,345        2.2
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY                           Other Securities........................       157,021        0.0
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                            Other Securities........................     4,960,440        1.5
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                               Other Securities........................     2,039,181        0.6
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                   77,484      The Procter & Gamble Co. ...............     4,979,897        1.5
                                                 Other Securities........................     1,713,620        0.5
                                                                                           ------------      -----
                                                                                              6,693,517        2.0
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                                      Other Securities........................     3,469,390        1.0
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS                      Other Securities........................     1,380,896        0.4
& ENERGY TRADERS
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES             18,246      3M Co. .................................  $  1,421,911        0.4%
                                    250,965      General Electric Co. ...................     9,338,408        2.7
                                     48,263      Tyco International Ltd. ................     1,467,195        0.4
                                                 Other Securities........................       260,681        0.1
                                                                                           ------------      -----
                                                                                             12,488,195        3.6
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            63,007      American International Group, Inc. .....     4,515,082        1.3
                                                 Other Securities........................    10,566,641        3.1
                                                                                           ------------      -----
                                                                                             15,081,723        4.4
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL                        Other Securities........................       488,952        0.2
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES          5,130      Google, Inc. Class A(a).................     2,362,262        0.7
                                                 Other Securities........................     1,785,549        0.5
                                                                                           ------------      -----
                                                                                              4,147,811        1.2
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS                     Other Securities........................       528,978        0.2
---------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS &                            Other Securities........................     1,002,632        0.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
MACHINERY                                        Other Securities........................     4,520,368        1.3
---------------------------------------------------------------------------------------------------------------------
MEDIA                                44,991      Comcast Corp. Class A(a)(c).............     1,904,469        0.6
                                     98,548      Time Warner, Inc. ......................     2,146,375        0.6
                                     51,582      Walt Disney Co. ........................     1,767,715        0.5
                                                 Other Securities........................     5,766,392        1.7
                                                                                           ------------      -----
                                                                                             11,584,951        3.4
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                                  Other Securities........................     2,797,042        0.8
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                                  Other Securities........................     4,529,052        1.3
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                                 Other Securities........................     3,660,280        1.1
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                               Other Securities........................       407,190        0.1
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS          53,807      Chevron Corp. ..........................     3,956,429        1.2
                                     40,424      ConocoPhillips..........................     2,908,507        0.8
                                    142,346      Exxon Mobil Corp.(c)....................    10,907,974        3.2
                                                 Other Securities........................     7,198,885        2.1
                                                                                           ------------      -----
                                                                                             24,971,795        7.3
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                          Other Securities........................       950,344        0.3
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                                Other Securities........................       487,066        0.1
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      37,220      Abbott Laboratories.....................     1,812,986        0.5
                                     70,853      Johnson & Johnson.......................     4,677,715        1.4
                                     52,779      Merck & Co., Inc. ......................     2,301,164        0.7
                                    176,660      Pfizer, Inc. ...........................     4,575,494        1.3
                                     32,551      Wyeth...................................     1,657,497        0.5
                                                 Other Securities........................     4,570,414        1.3
                                                                                           ------------      -----
                                                                                             19,595,270        5.7
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                           Other Securities........................     3,427,540        1.0
TRUSTS (REITS)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &                         Other Securities........................       303,820        0.1
DEVELOPMENT
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                                      Other Securities........................     2,195,531        0.6
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    141,088      Intel Corp. ............................     2,857,032        0.8
SEMICONDUCTOR EQUIPMENT
                                                 Other Securities........................     4,569,767        1.4
                                                                                           ------------      -----
                                                                                              7,426,799        2.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                            210,486      Microsoft Corp. ........................  $  6,285,112        1.8%
                                     97,685      Oracle Corp.(a).........................     1,674,321        0.5
                                                 Other Securities........................     2,600,658        0.8
                                                                                           ------------      -----
                                                                                             10,560,091        3.1
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                     50,359      Home Depot, Inc.(c).....................     2,022,417        0.6
                                                 Other Securities........................     4,145,082        1.2
                                                                                           ------------      -----
                                                                                              6,167,499        1.8
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                       Other Securities........................     1,281,584        0.4
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE           23,234      Fannie Mae..............................     1,379,867        0.4
                                                 Other Securities........................     3,162,700        0.9
                                                                                           ------------      -----
                                                                                              4,542,567        1.3
---------------------------------------------------------------------------------------------------------------------
TOBACCO                              50,789      Altria Group, Inc. .....................     4,358,712        1.3
                                                 Other Securities........................       440,061        0.1
                                                                                           ------------      -----
                                                                                              4,798,773        1.4
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                              Other Securities........................       155,337        0.0
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                       Other Securities........................     1,889,840        0.6
SERVICES
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$169,198,613)....................   309,502,802       90.7
---------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $   9,993,498      BlackRock Liquidity Series, LLC Cash
                                                   Sweep Series, 5.26% (b)(d)............     9,993,498        2.9
                                 13,869,700      BlackRock Liquidity Series, LLC Money
                                                   Market Series, 5.29% (b)(d)(e)........    13,869,700        4.1
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$23,863,198).....................    23,863,198        7.0
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$193,061,811*)...................   333,366,000       97.7
                                                 OTHER ASSETS LESS LIABILITIES...........     7,836,512        2.3
                                                                                           ------------      -----
                                                 NET ASSETS..............................  $341,202,512      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $200,816,896
                                                               ============
Gross unrealized appreciation...............................   $139,126,723
Gross unrealized depreciation...............................     (6,577,619)
                                                               ------------
Net unrealized appreciation.................................   $132,549,104
                                                               ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                     INTEREST/
                                                                PURCHASE        SALE      REALIZED   DIVIDEND
AFFILIATE                                                         COST          COST        GAIN      INCOME
--------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........            --   $9,378,336**       --   $345,889
BlackRock Liquidity Series, LLC Money Market Series.........   $13,508,950*          --         --   $ 11,813
Merrill Lynch & Co., Inc. ..................................            --   $  418,590   $317,589   $ 24,329
PNC Financial Services Group, Inc. .........................   $    14,569   $  136,769   $ 46,521   $ 15,648
--------------------------------------------------------------------------------------------------------------

*  Represents net purchase cost.

** Represents net sale cost.

(c)  Security, or a portion of security, is on loan.

(d)  Represents the current yield as of December 31, 2006.

(e)  Security was purchased with the cash proceeds from securities loans.

- "Other Securities" represents issues that are not identified as the 50 largest holdings of the Fund and issues not exceeding 1% of net assets. Some securities or a portion of, in this category are either held as collateral in connection with open financial futures contracts or is out on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2006 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                   EXPIRATION     FACE        UNREALIZED
CONTRACTS               ISSUE                  DATE        VALUE      APPRECIATION
----------------------------------------------------------------------------------
   90      S&P 500 Financial Futures Index  March 2007  $32,108,805     $30,195
----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $13,429,312) (identified
  cost--$168,251,433).......................................                 $307,002,300
Investments in affiliated securities, at value (identified
  cost--$24,810,378)........................................                   26,363,700
Receivables:
  Capital shares sold.......................................  $ 21,390,782
  Dividends.................................................       426,948
  Securities sold...........................................        55,662
  Securities lending........................................           749     21,874,141
                                                              ------------
Prepaid expenses and other assets...........................                        3,688
                                                                             ------------
Total assets................................................                  355,243,829
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   13,869,700
Payables:
  Investment adviser........................................        76,059
  Variation margin..........................................        18,014
  Other affiliates..........................................         4,194         98,267
                                                              ------------
Accrued expenses............................................                       73,350
                                                                             ------------
Total liabilities...........................................                   14,041,317
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $341,202,512
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,899,237
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            7
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            7
Paid-in capital in excess of par............................                  227,343,895
Undistributed investment income--net........................  $      1,808
Accumulated realized capital losses--net....................   (28,376,826)
Unrealized appreciation--net................................   140,334,384
                                                              ------------
Total accumulated earnings--net.............................                  111,959,366
                                                                             ------------
NET ASSETS..................................................                 $341,202,512
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $341,199,877 and 18,992,374
  shares outstanding........................................                 $      17.97
                                                                             ============
Class II--Based on net assets of $1,317.59 and 73.33 shares
  outstanding...............................................                 $      17.97
                                                                             ============
Class III--Based on net assets of $1,317.39 and 73.332
  shares outstanding........................................                 $      17.96
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (including $39,977 from affiliates)...............                 $ 5,977,890
Interest from affiliates....................................                     345,889
Securities lending--net.....................................                      11,813
                                                                             -----------
Total income................................................                   6,335,592
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   962,831
Accounting services.........................................       90,017
Professional fees...........................................       54,888
Custodian fees..............................................       49,496
Printing and shareholder reports............................       41,633
Licensing fees..............................................       34,117
Directors' fees and expenses................................       19,541
Transfer agent fees--Class I................................        5,001
Pricing services............................................        1,089
Distribution fees--Class II.................................            1
Distribution fees--Class III................................            1
Other.......................................................       16,613
                                                              -----------
Total expenses..............................................                   1,275,228
                                                                             -----------
Investment income--net......................................                   5,060,364
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on:
  Investments--net (including $364,110 from affiliates).....   23,233,924
  Financial futures contracts--net..........................    1,032,606     24,266,530
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   16,098,401
  Financial futures contracts--net..........................      262,264     16,360,665
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  40,627,195
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $45,687,559
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,060,364   $  5,844,862
Realized gain--net..........................................    24,266,530      4,608,259
Change in unrealized appreciation/depreciation--net.........    16,360,665      6,327,330
                                                              ------------   ------------
Net increase in net assets resulting from operations........    45,687,559     16,780,451
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (5,060,105)    (5,833,034)
  Class II..................................................           (21)           (16)
  Class III.................................................           (21)           (16)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (5,060,147)    (5,833,066)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (41,281,695)   (67,650,659)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................      (654,283)   (56,703,274)
Beginning of year...........................................   341,856,795    398,560,069
                                                              ------------   ------------
End of year*................................................  $341,202,512   $341,856,795
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      1,808   $      1,591
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  15.81    $  15.35    $  14.12    $  11.15    $  14.58
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .26         .24         .23         .18         .15
Realized and unrealized gain (loss)--net.................      2.19         .45        1.25        2.96       (3.41)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      2.45         .69        1.48        3.14       (3.26)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.29)       (.23)       (.25)       (.17)       (.17)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  17.97    $  15.81    $  15.35    $  14.12    $  11.15
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    15.49%       4.49%      10.51%      28.14%     (22.40%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .40%        .39%        .39%        .38%        .40%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     1.58%       1.52%       1.59%       1.41%       1.20%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $341,200    $341,855    $398,558    $448,704    $319,740
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................     4.24%      10.02%       3.39%       2.30%       7.79%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              ------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006              2005     TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 15.80           $ 15.34          $14.29
                                                              -------           -------          ------
Investment income--net***...................................      .26               .24             .10
Realized and unrealized gain--net...........................     2.20               .45            1.20
                                                              -------           -------          ------
Total from investment operations............................     2.46               .69            1.30
                                                              -------           -------          ------
Less dividends from investment income--net..................     (.29)             (.23)           (.25)
                                                              -------           -------          ------
Net asset value, end of period..............................  $ 17.97           $ 15.80          $15.34
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   15.56%             4.50%           9.12%++
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .39%              .39%            .39%*
                                                              =======           =======          ======
Investment income--net......................................    1.59%             1.53%           2.60%*
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $     1          $    1
                                                              =======           =======          ======
Portfolio turnover..........................................    4.24%            10.02%           3.39%
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              ------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006              2005     TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 15.80           $ 15.34          $14.29
                                                              -------           -------          ------
Investment income--net***...................................      .26               .24             .10
Realized and unrealized gain--net...........................     2.19               .45            1.20
                                                              -------           -------          ------
Total from investment operations............................     2.45               .69            1.30
                                                              -------           -------          ------
Less dividends from investment income--net..................     (.29)             (.23)           (.25)
                                                              -------           -------          ------
Net asset value, end of period..............................  $ 17.96           $ 15.80          $15.34
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   15.50%             4.50%           9.12%++
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .41%              .39%            .39%*
                                                              =======           =======          ======
Investment income--net......................................    1.57%             1.53%           2.60%*
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1           $     1          $    1
                                                              =======           =======          ======
Portfolio turnover..........................................    4.24%            10.02%           3.39%
                                                              =======           =======          ======
--------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Index 500 V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock S&P 500 Index V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisers, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

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affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral

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is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI")(collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill

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Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $5,179 in securities lending agent fees from the Fund.
  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $6,057 and $1,452, respectively, for certain accounting services.
  In addition, MLPF&S received $1,048 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.
  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $13,502,024 and $131,417,897, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $41,281,695 and $67,650,659 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,540,316    $ 44,108,921
Shares issued to shareholders in
 reinvestment of dividends...........     281,594       5,060,105
                                       ----------    ------------
Total issued.........................   2,821,910      49,169,026
Shares redeemed......................  (5,459,026)    (90,450,763)
                                       ----------    ------------
Net decrease.........................  (2,637,116)   $(41,281,737)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   5,238,578    $  81,534,758
Shares issued to shareholders in
 reinvestment of dividends..........     369,179        5,833,034
                                      ----------    -------------
Total issued........................   5,607,757       87,367,792
Shares redeemed.....................  (9,950,721)    (155,018,483)
                                      ----------    -------------
Net decrease........................  (4,342,964)   $ (67,650,691)
                                      ==========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $21
                                                    --       ---
Net increase....................................    1        $21
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $16
                                                    --       ---
Net increase....................................    1        $16
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $21
                                                    --       ---
Net increase....................................    1        $21
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $16
                                                    --       ---
Net increase....................................    1        $16
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit

--------------------------------------------------------------------------------

agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                           12/31/2006   12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $5,060,147   $5,833,066
                                           ----------   ----------
Total taxable distributions..............  $5,060,147   $5,833,066
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $      1,808
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................         1,808
Capital loss carryforward..........................   (20,591,546)*
Unrealized gains--net..............................   132,549,104**
                                                     ------------
Total accumulated earnings--net....................  $111,959,366
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $20,591,546, of which $16,474,565 expires in 2010, $1,879,475 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock S&P 500 Index V.I. Fund (formerly Mercury Index 500 V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

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       BLACKROCK INTERNATIONAL VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund outperformed its benchmark and its comparable Lipper category average for the fiscal year.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock International Value V.I. Fund's (formerly Mercury International Value V.I. Fund) Class I Shares had a total return of +27.91%. For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +26.34%, while the Lipper International Value Funds (Variable Products) category posted an average return of +24.51%. (Funds in this Lipper category invest at least 75% of their equity assets in companies strictly outside the United States. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World-ex. U.S. Broad Market Index.)

  2006 was another strong year for global equity markets, with international equities, except those in Japan, outperforming U.S. stocks. Although the markets ended in positive territory, it was not a straight upward march. After a strong start to the year, markets fell sharply in May and June amid fears of rising inflation, oil prices and global interest rates. Sharp increases in volatility and in investors' risk aversion resulted in a move away from cyclical stocks and a sell-off in emerging markets, including those in Asia and Japan. However, markets bounced back in the third quarter to continue on an upward trend. The rally was driven by strong earnings growth, easy monetary policy and a benign economic backdrop. The oil price reached new highs in the summer but corrected noticeably during the fall, giving further support to the equity upturn in the second half of the year. The Japanese market was a notable laggard during 2006 despite a good year for the economy and a record year for corporate earnings.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Effective stock selection across a range of sectors and countries accounted for the majority of the Fund's outperformance versus the benchmark for the fiscal period. Sector allocation was slightly negative, with Fund performance hindered by an underweight position in the strong-performing materials sector and an underweight exposure to real estate-related investments. The Fund's overweight stance in the energy sector also detracted from relative returns. In terms of country allocation, performance benefited from an underweight position in Japan and an overweight stance in Germany and South Korea.

  The stocks that contributed most to Fund performance were found in the more cyclically oriented industries, such as transportation, capital goods and steel, along with banks and technology hardware. The portfolio's positions in steel manufacturers Vallourec, Thyssenkrupp AG and POSCO enhanced performance, as these companies have benefited from robust global demand, especially for the more profitable high-grade steel. In addition, the merger of Arcelor SA and Mittal Steel Co. NV, which was announced during the year, has been viewed as a positive for the sector and, in our view, should enable increased pricing power and the prospect of further consolidation.

  The banking sector remained one of the key positive contributors to Fund performance, with a number of the Fund's holdings in the sector posting solid returns. A combination of low interest rates, good volume growth and positive underlying economic conditions has facilitated strong earnings growth, especially in banks such as Capitalia SpA, Allied Irish Banks Plc and Deutsche Post AG. The Fund's holding in British transportation operator BAA Plc rose sharply following the company's takeover by Grupo Ferrovial SA, a Spanish engineering and construction firm. Other holdings that enhanced performance were power utilities Fortum Oyj and RWE AG, both of which benefited from an increase in European power prices, and French construction and concessions business Vinci SA.

  Conversely, the Fund suffered from its exposure to Japanese financials. The Fund's holdings in Mitsubishi UFJ Securities Co., Sumitomo Mitsui Financial Group, Inc. and Sompo Japan Insurance, Inc. detracted from performance, with returns being impacted by disappointing stock market performance and a poor interest rate environment. In addition, the Fund's holding in Japanese consumer finance company Takefuji Corp. was negative. The consumer finance sector is one of the cheapest in the Japanese market; however, it has been subject to regulatory change that has forced a lowering of the maximum lending rate, and this has affected

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companies' earnings. Other detractors included rural services provider AWB Ltd., Nippon Mining Holdings, Inc. and Italian telecommunications company Telecom Italia SpA.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our main transactions during the fiscal year resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. As such, the portfolio's holdings in materials, capital goods and pharmaceuticals increased. Within the materials sector, we increased the Fund's exposure to the steel industry through the purchase of Sumitomo Metal Industries Ltd., POSCO, Vallourec and Mittal Steel Co. NV. We also purchased German chemicals companies Bayer AG and BASF AG, along with Australian building company Boral Ltd. and miner Iluka Resources Ltd. In other sectors, we added to selected names within capital goods, including Hochtief AG(Germany), Keppel Corp. Ltd. (Singapore) and Sojitz Corp. (Japan). We reduced the Fund's underweight position in pharmaceuticals with the purchase of U.K. pharmaceutical company GlaxoSmithKline Plc, which is trading at an attractive valuation and has an appealing new product pipeline.

  We adopted a more defensive stance in the financials sector by reducing the portfolio's exposure to stocks of companies leveraged to financial markets and adding to larger-cap commercial banks operating in economies with strong underlying fundamentals, such as Ireland, France, Japan and the United Kingdom. We partially funded these purchases by taking profits in several electric power utility stocks following their strong performance.

  We also reduced the portfolio's weighting in food and staples retailing through the liquidation of our holdings in U.K. health and beauty retailer Boots Group Plc, Netherlands-based supermarket operator Koninklijke Ahold NV and French hypermarket Carrefour SA.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the end of the period, the Fund was overweight relative to the benchmark MSCI EAFE Index in financials (banks, diversified financials and insurance), automobile manufacturers and energy. We remain positive on the longer-term fundamentals for the energy sector and have exposure to predominately integrated oil majors, where we believe the valuations to be extremely attractive. The Fund ended the period underweight in defensive sectors, such as pharmaceuticals, food retail, and food, beverage and tobacco, along with media and consumer durables and apparel.

  In terms of regional and country allocations, the Fund ended the year overweight in Germany, where we are increasingly optimistic on the prospects for restructuring and reform at the company level. A number of German companies in the portfolio are undergoing significant restructuring with drastic cost cutting and the disposal of non-core assets. These include RWE AG, BASF AG, Bayer AG, Allianz AG and Deutsche Post AG. Other overweight country positions include Italy and France, predominately through banks and energy companies. Within the Asian segment of the portfolio, we have positions in Singapore, Taiwan and Hong Kong, and maintain significant exposure to Japan based on our positive outlook for that country's economic recovery. We have exposure to Australia through construction and resources.

  We are positive on the prospects for European and Asian equities and believe that the combination of low financing rates, strong earnings growth, attractive valuations and corporate restructuring should enable markets to continue their upward trend. We intend to maintain our strategy of investing in stocks that we believe have low valuations.

James A. Macmillan
Vice President and Senior Portfolio Manager

Rob Weatherston
Vice President and Portfolio Manager

January 22, 2007

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               BLACKROCK INTERNATIONAL VALUE          MORGAN STANLEY CAPITAL
                                                                V.I. FUND+--CLASS I SHARES*         INTERNATIONAL EAFE INDEX++
                                                               -----------------------------        --------------------------
6/10/98**                                                                 10000.00                           10000.00
12/98                                                                      9570.00                           10351.00
12/99                                                                     11644.00                           13142.00
12/00                                                                     11979.00                           11280.00
12/01                                                                     10433.00                            8861.00
12/02                                                                      9230.00                            7449.00
12/03                                                                     13128.00                           10323.00
12/04                                                                     16086.00                           12413.00
12/05                                                                     17965.00                           14093.00
12/06                                                                     22979.00                           17806.00

[LINE GRAPH]

                                             BLACKROCK INTERNATIONAL       BLACKROCK INTERNATIONAL
                                            VALUE V.I. FUND+--CLASS II   VALUE V.I. FUND+--CLASS III     MORGAN STANLEY CAPITAL
                                                     SHARES*                       SHARES*             INTERNATIONAL EAFE INDEX++
                                            --------------------------   ---------------------------   --------------------------
9/30/04**                                             10000                         10000                        10000
12/04                                                 11679                         11679                        11532
12/05                                                 13051                         13051                        13093
12/06                                                 16688                         16688                        16542

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.
**  Commencement of operations.
+ The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.
++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph for Class I Shares is from 6/30/98.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +27.91%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +17.11
--------------------------------------------------------------------------
Inception (6/10/98) through 12/31/06                             +10.21
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +27.87%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +25.53
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +27.87%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +25.53
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +12.31%        +27.91%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +12.30         +27.87
-----------------------------------------------------------------------------------------
Class III Shares*                                                +12.30         +27.87
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +14.69         +26.34
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower. In addition, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,123.10             $4.66
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,123.00             $4.82
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,123.00             $5.03
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.51             $4.43
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.36             $4.58
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.16             $4.78
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Class I, .91% for Class II and .95% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately 1.03% and 1.13%, the actual expenses paid would have been approximately $5.45 and $5.98, and the hypothetical expenses paid would have been approximately $5.19 and $5.69 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                   GEOGRAPHIC ALLOCATION                      TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United Kingdom..............................................        19.7%
Japan.......................................................        19.6
France......................................................        12.5
Germany.....................................................        12.1
Italy.......................................................         9.6
Switzerland.................................................         5.0
Australia...................................................         4.3
Netherlands.................................................         3.4
Sweden......................................................         2.6
Ireland.....................................................         2.1
Spain.......................................................         1.7
Finland.....................................................         1.7
Norway......................................................         1.4
Singapore...................................................         1.2
Denmark.....................................................         1.1
Belgium.....................................................         0.7
South Korea.................................................         0.6
Other*......................................................         0.7
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    21,104,145      552,926        734,372
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    21,039,712      589,775        761,956
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2006                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--4.3%    COMMERCIAL BANKS--1.0%           174,000    Australia & New Zealand Banking
                                                                 Group Ltd. ......................  $  3,874,541
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--0.6%     416,913    Boral Ltd. ........................     2,510,949
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                     1,166,795    CSR Ltd. ..........................     3,453,773
                   CONGLOMERATES--0.8%
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--0.5%            400,618    Iluka Resources Ltd. ..............     2,102,907
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            945,210    Australian Worldwide Exploration
                   FUELS--0.6%                                   Ltd.(a)..........................     2,275,601
                   ---------------------------------------------------------------------------------------------
                   REAL ESTATE INVESTMENT           980,117    Multiplex Group....................     3,086,873
                   TRUSTS (REITS)--0.8%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN AUSTRALIA...    17,304,644
----------------------------------------------------------------------------------------------------------------
BELGIUM--0.7%      LEISURE EQUIPMENT &              109,868    AGFA-Gevaert NV....................     2,807,794
                   PRODUCTS--0.7%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN BELGIUM.....     2,807,794
----------------------------------------------------------------------------------------------------------------
DENMARK--1.1%      COMMERCIAL BANKS--1.1%           103,016    Danske Bank A/S....................     4,577,435
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN DENMARK.....     4,577,435
----------------------------------------------------------------------------------------------------------------
FINLAND--1.7%      ELECTRIC UTILITIES--1.7%         242,105    Fortum Oyj.........................     6,890,349
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN FINLAND.....     6,890,349
----------------------------------------------------------------------------------------------------------------
FRANCE--12.5%      AUTOMOBILES--2.8%                 71,629    Peugeot SA.........................     4,746,585
                                                     54,582    Renault SA.........................     6,556,613
                                                                                                    ------------
                                                                                                      11,303,198
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--3.3%            72,452    BNP Paribas........................     7,904,637
                                                    131,353    Credit Agricole SA.................     5,524,265
                                                                                                    ------------
                                                                                                      13,428,902
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    53,775    Vinci SA...........................     6,871,388
                   ENGINEERING--1.7%
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--0.9%                   23,847    Assurances Generales de France
                                                                 (AGF)............................     3,717,683
                   ---------------------------------------------------------------------------------------------
                   MACHINERY--1.3%                   17,834    Vallourec..........................     5,186,232
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            142,012    Total SA...........................    10,244,810
                   FUELS--2.5%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN FRANCE......    50,752,213
----------------------------------------------------------------------------------------------------------------
GERMANY--12.1%     AIR FREIGHT &                    160,146    Deutsche Post AG...................     4,828,374
                   LOGISTICS--1.2%
                   ---------------------------------------------------------------------------------------------
                   AUTOMOBILES--1.1%                 76,468    Bayerische Motoren Werke AG........     4,391,951
                   ---------------------------------------------------------------------------------------------
                   CHEMICALS--2.8%                   59,716    BASF AG............................     5,821,433
                                                    102,806    Bayer AG...........................     5,517,909
                                                                                                    ------------
                                                                                                      11,339,342
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    71,533    Hochtief AG........................     5,212,358
                   ENGINEERING--1.3%
                   ---------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--1.7%          51,642    E.ON AG............................     7,009,896
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--2.7%                   30,744    Allianz AG Registered Shares.......     6,280,696
                                                     29,210    Muenchener Rueckversicherungs AG
                                                                 Registered Shares................     5,028,801
                                                                                                    ------------
                                                                                                      11,309,497
                   ---------------------------------------------------------------------------------------------
                   MULTI-UTILITIES--1.3%             47,562    RWE AG.............................     5,242,462
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN GERMANY.....    49,333,880
----------------------------------------------------------------------------------------------------------------
IRELAND--2.1%      COMMERCIAL BANKS--2.1%           281,478    Allied Irish Banks Plc.............     8,360,181
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN IRELAND.....     8,360,181
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
ITALY--9.6%        COMMERCIAL BANKS--4.2%           841,891    Banca Intesa SpA...................  $  6,501,303
                                                    428,589    Capitalia SpA......................     4,056,476
                                                    739,720    UniCredito Italiano SpA............     6,483,718
                                                                                                    ------------
                                                                                                      17,041,497
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                    1,327,625    Telecom Italia SpA.................     4,013,281
                   TELECOMMUNICATION
                   SERVICES--2.4%
                                                  2,175,580    Telecom Italia SpA (RNC)...........     5,519,721
                                                                                                    ------------
                                                                                                       9,533,002
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            366,692    ENI SpA............................    12,333,591
                   FUELS--3.0%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN ITALY.......    38,908,090
----------------------------------------------------------------------------------------------------------------
JAPAN--19.6%       AUTOMOBILES--4.4%                115,000    Honda Motor Co., Ltd. .............     4,541,826
                                                    434,000    Nissan Motor Co., Ltd. ............     5,226,016
                                                    120,000    Toyota Motor Corp. ................     8,026,553
                                                                                                    ------------
                                                                                                      17,794,395
                   ---------------------------------------------------------------------------------------------
                   BEVERAGES--2.1%                  539,000    Asahi Breweries Ltd. ..............     8,628,167
                   ---------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--1.1%            392,000    Mitsubishi UFJ Securities Co. .....     4,354,641
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--2.6%               277    Mitsubishi UFJ Financial Group,
                                                                 Inc. ............................     3,421,621
                                                        720    Sumitomo Mitsui Financial Group,
                                                                 Inc. ............................     7,381,202
                                                                                                    ------------
                                                                                                      10,802,823
                   ---------------------------------------------------------------------------------------------
                   CONSUMER FINANCE--1.1%           112,800    Takefuji Corp. ....................     4,464,417
                   ---------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--1.2%         339,000    Sekisui House Ltd. ................     4,936,658
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.3%                  445,000    Sompo Japan Insurance, Inc. .......     5,440,738
                   ---------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &              154,200    Namco Bandai Holdings, Inc. .......     2,261,073
                   PRODUCTS--0.6%
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--0.9%            802,000    Sumitomo Metal Industries Ltd. ....     3,484,173
                   ---------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS--1.1%          81,600    Canon, Inc. .......................     4,594,093
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            452,000    Nippon Mining Holdings, Inc. ......     3,251,225
                   FUELS--0.8%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.3%             76,000    Takeda Pharmaceutical Co., Ltd. ...     5,217,596
                   ---------------------------------------------------------------------------------------------
                   TRADING COMPANIES &              738,000    Sojitz Corp.(a)....................     2,244,914
                   DISTRIBUTORS--0.6%
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION           289    KDDI Corp. ........................     1,959,775
                   SERVICES--0.5%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN JAPAN.......    79,434,688
----------------------------------------------------------------------------------------------------------------
NETHERLANDS--3.4%.. DIVERSIFIED FINANCIAL           198,639    ING Groep NV CVA...................     8,807,714
                   SERVICES--2.2%
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--1.2%            118,830    Mittal Steel Co. NV................     5,014,844
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE
                                                                 NETHERLANDS......................    13,822,558
----------------------------------------------------------------------------------------------------------------
NORWAY--1.4%       OIL, GAS & CONSUMABLE            214,946    Statoil ASA........................     5,696,662
                   FUELS--1.4%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN NORWAY......     5,696,662
----------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%    COMMERCIAL BANKS--0.7%           212,000    United Overseas Bank Ltd. .........     2,681,532
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                       193,000    Keppel Corp. Ltd. .................     2,214,702
                   CONGLOMERATES--0.5%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SINGAPORE...     4,896,234
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.7%  METALS & MINING--0.7%              7,973    POSCO..............................     2,649,094
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SOUTH
                                                                 KOREA............................     2,649,094
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
SPAIN--1.7%        COMMERCIAL BANKS--1.7%           291,153    Banco Bilbao Vizcaya Argentaria
                                                                 SA...............................  $  7,010,271
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SPAIN.......     7,010,271
----------------------------------------------------------------------------------------------------------------
SWEDEN--2.6%       DIVERSIFIED FINANCIAL            263,587    Investor AB........................     6,468,440
                   SERVICES--1.6%
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                      490,073    TeliaSonera AB.....................     4,026,703
                   TELECOMMUNICATION
                   SERVICES--1.0%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SWEDEN......    10,495,143
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.0%  CAPITAL MARKETS--3.6%            103,227    Credit Suisse Group................     7,222,078
                                                    120,997    UBS AG.............................     7,353,162
                                                                                                    ------------
                                                                                                      14,575,240
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.4%                   67,043    Swiss Reinsurance Registered
                                                                 Shares...........................     5,700,168
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN
                                                                 SWITZERLAND......................    20,275,408
----------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--1.7%        824,644    BAE Systems Plc....................     6,874,321
KINGDOM--19.7%

                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--4.9%           711,073    Barclays Plc.......................    10,163,556
                                                    431,940    HBOS Plc...........................     9,573,671
                                                                                                    ------------
                                                                                                      19,737,227
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--3.9%                  544,196    Aviva Plc..........................     8,758,622
                                                    519,247    Prudential Plc.....................     7,111,650
                                                                                                    ------------
                                                                                                      15,870,272
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            340,816    Royal Dutch Shell Plc Class B......    11,944,876
                   FUELS--3.0%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--2.2%            346,150    GlaxoSmithKline Plc................     9,109,032
                   ---------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--1.0%           621,334    Kesa Electricals Plc...............     4,127,182
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION     4,444,632    Vodafone Group Plc.................    12,314,050
                   SERVICES--3.0%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE UNITED
                                                                 KINGDOM..........................    79,976,960
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS
                                                               (COST--$287,200,643)--99.4%........   403,191,604
----------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL
                                                   INTEREST            OTHER INTERESTS(C)
----------------------------------------------------------------------------------------------------------------
UNITED             ELECTRIC UTILITIES--0.0%      $   54,000    British Energy Plc Deferred
KINGDOM--0.0%                                                    Shares...........................             0
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL OTHER INTERESTS
                                                               (COST--$0)--0.0%...................             0
----------------------------------------------------------------------------------------------------------------
                                                                      SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------
                                                 $2,896,511    BlackRock Liquidity Series, LLC
                                                                 Cash Sweep Series, 5.26%(b)(d)...     2,896,511
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM SECURITIES
                                                               (COST--$2,896,511)--0.7%...........     2,896,511
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS
                                                               (COST--$290,097,154*)--100.1%......   406,088,115
                                                               LIABILITIES IN EXCESS OF OTHER
                                                               ASSETS--(0.1%).....................      (599,078)
                                                                                                    ------------
                                                               NET ASSETS--100.0%.................  $405,489,037
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $295,639,757
                                                               ============
Gross unrealized appreciation...............................   $115,977,788
Gross unrealized depreciation...............................     (5,529,430)
                                                               ------------
Net unrealized appreciation.................................   $110,448,358
                                                               ============

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series.........................................   $(1,359,362)   $163,573
BlackRock Liquidity Series, LLC
  Money Market Series.......................................   $        --    $214,071
--------------------------------------------------------------------------------------

(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(d) Represents the current yield as of December 31, 2006.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------------------
                                                               SETTLEMENT     UNREALIZED
FOREIGN CURRENCY PURCHASED                                        DATE       APPRECIATION
-----------------------------------------------------------------------------------------
DKK 275,357                                                   January 2007     $    31
EUR 1,513,175                                                 January 2007      11,329
-----------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$2,035,271)                                                   $11,360
                                                                               =======
-----------------------------------------------------------------------------------------

-   Currency Abbreviations:

DKK  Danish Krone
EUR  Euro
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$287,200,643).......................................                  $403,191,604
Investments in affiliated securities, at value (identified
  cost--$2,896,511).........................................                     2,896,511
Unrealized appreciation on forward foreign exchange
  contracts.................................................                        11,360
Cash........................................................                             5
Receivables:
  Dividends.................................................  $  1,320,137
  Capital shares sold.......................................       468,993       1,789,130
                                                              ------------
Prepaid expenses and other assets...........................                         3,961
                                                                              ------------
Total assets................................................                   407,892,571
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     2,046,206
  Investment adviser........................................       238,851
  Other affiliates..........................................         4,917
  Capital shares redeemed...................................         1,153       2,291,127
                                                              ------------
Accrued expenses............................................                       112,407
                                                                              ------------
Total liabilities...........................................                     2,403,534
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $405,489,037
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,413,862
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            10
Paid-in capital in excess of par............................                   289,578,416
Accumulated distributions in excess of investment
  income--net...............................................  $ (3,577,018)
Undistributed realized capital gains--net...................     1,034,693
Unrealized appreciation--net................................   116,039,064
                                                              ------------
Total accumulated earnings--net.............................                   113,496,739
                                                                              ------------
NET ASSETS..................................................                  $405,489,037
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $405,485,699 and 24,138,624
  shares outstanding........................................                  $      16.80
                                                                              ============
Class II--Based on net assets of $1,669 and 99.22 shares
  outstanding...............................................                  $      16.82
                                                                              ============
Class III--Based on net assets of $1,669 and 99.22 shares
  outstanding...............................................                  $      16.82
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $1,003,810 foreign withholding tax).......                 $12,466,514
Securities lending--net.....................................                     214,071
Interest (including $163,573 from affiliates)...............                     165,898
                                                                             -----------
Total income................................................                  12,846,483
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,860,845
Custodian fees..............................................      218,865
Accounting services.........................................      105,099
Printing and shareholder reports............................       54,784
Professional fees...........................................       39,565
Directors' fees and expenses................................       22,246
Pricing fees................................................        7,468
Transfer agent fees--Class I................................        5,001
Distribution fees--Class II.................................            1
Distribution fees--Class III................................            1
Other.......................................................       21,536
                                                              -----------
Total expenses..............................................                   3,335,411
                                                                             -----------
Investment income--net......................................                   9,511,072
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on:
  Investments (including $455,466 from payment by affiliate
    in order to resolve a regulatory issue relating to an
    investment)--net........................................   42,952,264
  Foreign currency transactions--net........................      181,931     43,134,195
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   41,190,903
  Foreign currency transactions--net........................       57,516     41,248,419
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  84,382,614
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $93,893,686
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  9,511,072   $  8,299,846
Realized gain--net..........................................    43,134,195     52,749,601
Change in unrealized appreciation/depreciation--net.........    41,248,419    (22,261,574)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    93,893,686     38,787,873
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (12,796,099)    (9,866,184)
  Class II..................................................           (52)           (35)
  Class III.................................................           (52)           (35)
Realized gain--net:
  Class I...................................................   (34,333,035)            --
  Class II..................................................          (141)            --
  Class III.................................................          (141)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (47,129,520)    (9,866,254)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     2,445,198    (46,594,279)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    49,209,364    (17,672,660)
Beginning of year...........................................   356,279,673    373,952,333
                                                              ------------   ------------
End of year*................................................  $405,489,037   $356,279,673
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $ (3,577,018)  $ (1,545,000)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  14.86    $  13.67    $  11.41    $   8.26    $   9.69
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .42         .35         .20         .19         .13
Realized and unrealized gain (loss)--net.................      3.73        1.24        2.37        3.29       (1.21)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      4.15        1.59        2.57        3.48       (1.08)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.60)       (.40)       (.31)       (.33)       (.35)
  Realized gain--net.....................................     (1.61)         --          --          --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (2.21)       (.40)       (.31)       (.33)       (.35)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  16.80    $  14.86    $  13.67    $  11.41    $   8.26
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    27.91%***   11.68%++    22.54%      42.24%+    (11.54%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding reorganization
  expenses...............................................      .87%        .70%        .86%        .87%        .91%
                                                           ========    ========    ========    ========    ========
Expenses, net of waiver..................................      .87%        .70%        .86%        .89%        .91%
                                                           ========    ========    ========    ========    ========
Expenses.................................................      .87%        .88%        .86%        .89%        .91%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     2.49%       2.30%       1.69%       2.08%       1.38%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $405,486    $356,277    $373,950    $319,892    $240,002
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................       62%         78%         62%         54%         55%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

+ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by Merrill Lynch Investment Managers, L.P. for the realized losses on foreign currency transactions.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.88         $ 13.68          $ 11.98
                                                              -------         -------          -------
Investment income--net***...................................      .41             .33              .02
Realized and unrealized gain--net...........................     3.74            1.27             1.99
                                                              -------         -------          -------
Total from investment operations............................     4.15            1.60             2.01
                                                              -------         -------          -------
Less dividends and distributions:
  Investment income--net....................................     (.60)           (.40)              --
  In excess of investment income--net.......................       --              --             (.31)
  Realized gain--net........................................    (1.61)             --               --
                                                              -------         -------          -------
Total dividends and distributions...........................    (2.21)           (.40)            (.31)
                                                              -------         -------          -------
Net asset value, end of period..............................  $ 16.82         $ 14.88          $ 13.68
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   27.87%****      11.75%++         16.79%++
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................     .90%            .70%             .86%*
                                                              =======         =======          =======
Expenses....................................................     .90%            .88%             .86%*
                                                              =======         =======          =======
Investment income--net......................................    2.44%           2.33%             .55%*
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $     1          $     1
                                                              =======         =======          =======
Portfolio turnover..........................................      62%             78%              62%
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

+   Commencement of operations.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.88         $ 13.68          $ 11.98
                                                              -------         -------          -------
Investment income--net***...................................      .41             .33              .02
Realized and unrealized gain--net...........................     3.74            1.27             1.99
                                                              -------         -------          -------
Total from investment operations............................     4.15            1.60             2.01
                                                              -------         -------          -------
Less dividends and distributions:
  Investment income--net....................................     (.60)           (.40)              --
  In excess of investment income--net.......................       --              --             (.31)
  Realized gain--net........................................    (1.61)             --               --
                                                              -------         -------          -------
Total dividends and distributions...........................    (2.21)           (.40)            (.31)
                                                              -------         -------          -------
Net asset value, end of period..............................  $ 16.82         $ 14.88          $ 13.68
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   27.87%****      11.75%++         16.79%++
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................     .92%            .70%             .86%*
                                                              =======         =======          =======
Expenses....................................................     .92%            .88%             .86%*
                                                              =======         =======          =======
Investment income--net......................................    2.43%           2.33%             .55%*
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $     1          $     1
                                                              =======         =======          =======
Portfolio turnover..........................................      62%             78%              62%
                                                              =======         =======          =======
-------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

**** In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

+    Commencement of operations.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock International Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury International Value V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock International Value V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is

--------------------------------------------------------------------------------

recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fee s in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,248,601 has been reclassified between undistributed net realized capital gains on investments and accumulated distributions in excess of net investment income and $4,512 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of differences attributable to gains on sales of investments in passive foreign investment companies, foreign currency transactions and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became

--------------------------------------------------------------------------------

effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fees each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $91,745 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $1,604 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $6,339 and $1,833, respectively, for certain accounting services.

  The Manager reimbursed the Fund $455,466 in order to resolve a regulatory issue relating to an investment.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $238,138,498 and $284,165,976, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $2,445,198 and $(46,594,279) for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,550,115    $ 26,152,368
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,804,156      47,129,134
                                       ----------    ------------
Total issued.........................   4,354,271      73,281,502
Shares redeemed......................  (4,199,144)    (70,836,690)
                                       ----------    ------------
Net increase.........................     155,127    $  2,444,812
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,708,061    $ 24,148,358
Shares issued to shareholders in
 reinvestment of dividends...........     668,025       9,866,184
                                       ----------    ------------
Total issued.........................   2,376,086      34,014,542
Shares redeemed......................  (5,743,069)    (80,608,891)
                                       ----------    ------------
Net decrease.........................  (3,366,983)   $(46,594,349)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    11       $193
                                                    --       ----
Net increase....................................    11       $193
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $35
                                                    --       ---
Net increase....................................    2        $35
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    11       $193
                                                    --       ----
Net increase....................................    11       $193
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $35
                                                    --       ---
Net increase....................................    2        $35
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                          12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary Income........................  $22,070,832   $9,866,254
 Net long-term capital gains............   25,058,688           --
                                          -----------   ----------
Total taxable distributions.............  $47,129,520   $9,866,254
                                          ===========   ==========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $  1,398,323
Undistributed long-term capital gains--net.........     1,617,249
                                                     ------------
Total undistributed earnings--net..................     3,015,572
Capital loss carryforward..........................            --
Unrealized gains--net..............................   110,481,167*
                                                     ------------
Total accumulated earnings--net....................  $113,496,739
                                                     ============
-----------------------------------------------------------------

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of losses on straddles.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value V.I. Fund (formerly Mercury International Value V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we used other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP CORE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund weathered a significant mid-year correction to post strong absolute performance for the year, and outpaced the average return of its comparable Lipper group.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Large Cap Core V.I. Fund's (formerly Mercury Large Cap Core V.I. Fund) Class I and Class II Shares had total returns of +14.74% and +14.61%, respectively, both of which trailed the +15.46% return of the benchmark Russell 1000 Index. Fund results exceeded the +11.78% average return of the Lipper Multi-Cap Core Funds (Variable Products) category for the same 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Successful stock selection contributed positively to returns within the materials sector, led by shares of metals and mining holdings NuCor Corp. and Phelps Dodge Corp. In the industrials sector, strong performance came from aerospace/defense company Lockheed Martin Corp., and in the consumer discretionary sector, cable television provider The DirectTV Group, Inc. and retailer JCPenney Co., Inc. were both significant contributors to performance. The Fund benefited from an overweight position in the energy sector and also from our avoidance of Sprint Nextel Corp., a benchmark holding that fared poorly during the period. In other sectors, individual holdings that contributed positively included semiconductor company Nvidia Corp., networking giant Cisco Systems, Inc. and computer equipment company Hewlett-Packard Co., all in information technology, and Kerr-McGee Corp. and Marathon Oil Corp., both in the energy sector.

  Positive results from successful stock selection in the financials and information technology sectors were partially offset by the negative impact of the Fund's overall allocations to these sectors (that is, underweighting financial and telecommunication service holdings and overweighting information technology holdings). Stock selection and allocation decisions in health care (overweight) and consumer staples (underweight) also hindered performance. Individual stocks that detracted from performance during the fiscal period included agricultural company Archer Daniels Midland Co., energy companies Sunoco, Inc. and Anadarko Petroleum Corp., and technology companies Advanced Micro Devices, Inc., Dell, Inc., National Semiconductor Corp., Texas Instruments, Inc. and Intel Corp.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, it was influenced by the same economic and market events that affected the broader stock market during the period. The year featured a slowdown in economic growth, a Federal Reserve Board (the Fed) that finally paused in its rate-hiking campaign, renewed threats of inflation and surprisingly strong corporate earnings. Amid these crosscurrents, U.S. stock markets started 2006 on a good note, experienced their first significant correction since 2002 and then recovered to end the year solidly in the black. The market correction that began in May proved to be difficult for the Fund. The market environment was challenging for cyclical stocks, and the Fund lost ground due to its procyclical positioning. We made modest adjustments to the portfolio as a result, and relative performance did improve.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's position in the consumer discretionary sector and reduced exposure to the health care, energy and technology sectors.

  The largest purchases during the period, based on capital expended, included JPMorgan Chase & Co., Microsoft Corp., International Business Machines Corp., Citigroup, Inc. and Oracle Corp. The largest sales, based on capital raised, included ConocoPhillips, Intel Corp., Phelps Dodge Corp., Express Scripts, Inc. and The Coca-Cola Co. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We believe the U.S. economy remains on track for a soft landing, while growth outside the United States remains reasonably strong. The housing-related growth slowdown, coupled with a continued easing of inflation pressures, should permit the Fed to lower interest rates some time around mid year. Corporate profits should move up thanks in part to non-U.S. economic strength, but the rate of gain is expected to slow noticeably, as record-high profit margins will be difficult to sustain.

  In our opinion, equities should enjoy another year of good returns in 2007. Assuming a soft landing, investors may be willing to extend time horizons, permitting some upward valuation of mildly rising earnings. The key will be for inflation expectations to remain well behaved. The environment should provide a constructive liquidity backdrop, encouraging continued dividend increases, stock buy-backs and merger-and-acquisition activity. As U.S. growth slows and interest rate differentials work against the U.S. (that is, the Fed contemplates cutting interest rates while foreign central banks raise rates), the path of least resistance for the dollar is down, hopefully in a gradual way.

  2007 will likely feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth.

  Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and those that are generally larger and of higher quality. We have a particularly constructive view of the energy, health care and information technology sectors. As of December 31, 2006, the Fund's largest overweights relative to the benchmark were in information technology, energy, consumer discretionary and health care, and the largest underweights were in financials, consumer staples, industrials, telecommunication services and utilities.

Robert C. Doll, Jr.
President, Director
and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                               BLACKROCK LARGE CAP CORE V.I.
                                                                   FUND+-CLASS I SHARES*               RUSSELL 1000 INDEX++
                                                               -----------------------------           --------------------
12/96                                                                      10000                              10000
12/97                                                                      12370                              13285
12/98                                                                      14297                              16875
12/99                                                                      18790                              20404
12/00                                                                      16938                              18815
12/01                                                                      15686                              16473
12/02                                                                      13023                              12906
12/03                                                                      17128                              16763
12/04                                                                      20003                              18675
12/05                                                                      22643                              19845
12/06                                                                      25981                              22914

[PERFORMANCE GRAPH]

                                                   BLACKROCK LARGE CAP         BLACKROCK LARGE CAP
                                                CORE V.I. FUND+-CLASS II    CORE V.I. FUND+-CLASS III
                                                         SHARES*                     SHARES*              RUSSELL 1000 INDEX++
                                                ------------------------    -------------------------     --------------------
9/30/04**                                               10000.00                    10000.00                    10000.00
12/04                                                   11361.00                    11361.00                    10980.00
12/05                                                   12853.00                    12887.00                    11668.00
12/06                                                   14731.00                    14778.00                    13472.00

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +14.74%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +10.62
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         +10.02
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +14.61%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +18.77
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +14.68%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +18.94
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2006                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.98%        +14.74%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +10.92         +14.61
-----------------------------------------------------------------------------------------
Class III Shares*                                                +10.92         +14.68
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +12.36         +15.46
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,109.80             $2.79
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,109.20             $3.58
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,109.20             $3.47
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.26             $2.67
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.51             $3.43
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,021.61             $3.33
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.53% for Class I, .68% for Class II and .66% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class III were owned by an affiliated entity and did not accrue its distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratio would have been approximately .78%, the actual expenses paid would have been approximately $4.10, and the hypothetical expenses paid would have been approximately $3.93.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        22.9%
Financials..................................................        15.0
Health Care.................................................        13.6
Consumer Discretionary......................................        13.3
Energy......................................................        12.7
Industrials.................................................         6.1
Materials...................................................         3.2
Consumer Staples............................................         3.0
Utilities...................................................         1.3
Other*......................................................         8.9
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    15,207,833      311,198        480,646
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    15,154,661      315,110        529,905
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%                     77,000      Lockheed Martin Corp.(d)....................  $  7,089,390
--------------------------------------------------------------------------------------------------------------------
AIRLINES--2.1%                               185,000      AMR Corp.(a)................................     5,592,550
                                             137,000      Continental Airlines, Inc. Class B(a).......     5,651,250
                                                                                                        ------------
                                                                                                          11,243,800
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--2.2%                            205,000      General Motors Corp.(d).....................     6,297,600
                                              80,000      Harley-Davidson, Inc.(d)....................     5,637,600
                                                                                                        ------------
                                                                                                          11,935,200
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--5.8%                         39,000      The Bear Stearns Cos., Inc..................     6,348,420
                                              42,000      Goldman Sachs Group, Inc....................     8,372,700
                                              90,000      Lehman Brothers Holdings, Inc.(d)...........     7,030,800
                                             113,000      Morgan Stanley..............................     9,201,590
                                                                                                        ------------
                                                                                                          30,953,510
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%                               36,000      E.I. du Pont de Nemours & Co................     1,753,560
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%          89,000      RR Donnelley & Sons Co......................     3,163,060
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.5%               375,000      Avaya, Inc.(a)..............................     5,242,500
                                             431,000      Cisco Systems, Inc.(a)......................    11,779,230
                                             342,000      Motorola, Inc...............................     7,031,520
                                                                                                        ------------
                                                                                                          24,053,250
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.1%                247,000      Hewlett-Packard Co. ........................    10,173,930
                                             119,000      International Business Machines Corp........    11,560,850
                                               8,000      Lexmark International, Inc. Class A(a)......       585,600
                                             125,000      NCR Corp.(a)................................     5,345,000
                                                                                                        ------------
                                                                                                          27,665,380
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%                  60,000      Packaging Corp. of America..................     1,326,000
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.9%          75,000      Bank of America Corp. ......................     4,004,250
                                             287,000      Citigroup, Inc..............................    15,985,900
                                             244,000      JPMorgan Chase & Co.........................    11,785,200
                                                                                                        ------------
                                                                                                          31,775,350
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       164,000      Agilent Technologies, Inc.(a)...............     5,715,400
INSTRUMENTS--1.1%
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.0%                 6,000      Safeway, Inc. ..............................       207,360
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.7%                           99,000      Campbell Soup Co. ..........................     3,850,110
                                             153,000      Kraft Foods, Inc.(d)........................     5,462,100
                                                                                                        ------------
                                                                                                           9,312,210
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.9%                          118,000      Oneok, Inc. ................................     5,088,160
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.0%        80,000      Becton Dickinson & Co. .....................     5,612,000
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.9%       147,000      Aetna, Inc. ................................     6,347,460
                                             116,000      AmerisourceBergen Corp. ....................     5,215,360
                                              25,000      Cardinal Health, Inc. ......................     1,610,750
                                             106,000      Caremark Rx, Inc. ..........................     6,053,660
                                              23,000      Coventry Health Care, Inc.(a)...............     1,151,150
                                              82,000      Humana, Inc.(a).............................     4,535,420
                                             104,000      McKesson Corp. .............................     5,272,800
                                              90,000      WellPoint, Inc.(a)..........................     7,082,100
                                                                                                        ------------
                                                                                                          37,268,700
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.0%          183,000      Brinker International, Inc. ................     5,519,280
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.5%                      45,000      The Procter & Gamble Co. ...................     2,892,150
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.6%                            108,000      Electronic Data Systems Corp. ..............     2,975,400
                                             140,000      Paychex, Inc.(d)............................     5,535,600
                                                                                                        ------------
                                                                                                           8,511,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.8%           261,000....      General Electric Co. .......................  $  9,711,810
--------------------------------------------------------------------------------------------------------------------
INSURANCE--3.9%                                9,000      American International Group, Inc. .........       644,940
                                              72,000      MBIA, Inc.(d)...............................     5,260,320
                                              82,000      Prudential Financial, Inc.(d)...............     7,040,520
                                              21,000      Safeco Corp. ...............................     1,313,550
                                             131,000      The St. Paul Travelers Cos., Inc. ..........     7,033,390
                                                                                                        ------------
                                                                                                          21,292,720
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%            55,000      Hasbro, Inc. ...............................     1,498,750
--------------------------------------------------------------------------------------------------------------------
MACHINERY--0.9%                               77,000      Terex Corp.(a)..............................     4,972,660
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%                                  269,000      The DIRECTV Group, Inc.(a)(d)...............     6,708,860
                                              21,000      Meredith Corp. .............................     1,183,350
                                             240,000      Walt Disney Co. ............................     8,224,800
                                                                                                        ------------
                                                                                                          16,117,010
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.0%                         91,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                            B(d)......................................     5,071,430
                                             104,000      Nucor Corp. ................................     5,684,640
                                              74,000      United States Steel Corp. ..................     5,412,360
                                                                                                        ------------
                                                                                                          16,168,430
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.5%                        115,000      Xcel Energy, Inc. ..........................     2,651,900
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.5%                        80,000      JC Penney Co., Inc. ........................     6,188,800
                                              91,000      Kohl's Corp.(a).............................     6,227,130
                                             123,000      Nordstrom, Inc. ............................     6,068,820
                                                                                                        ------------
                                                                                                          18,484,750
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--14.0%           124,000      Anadarko Petroleum Corp. ...................     5,396,480
                                             160,000      Chevron Corp.(d)............................    11,764,800
                                              90,000      Devon Energy Corp. .........................     6,037,200
                                             304,000      Exxon Mobil Corp. ..........................    23,295,520
                                             111,000      Frontier Oil Corp. .........................     3,190,140
                                              76,000      Marathon Oil Corp. .........................     7,030,000
                                             138,000      Occidental Petroleum Corp. .................     6,738,540
                                              83,000      Sunoco, Inc. ...............................     5,175,880
                                              72,000      Tesoro Corp. ...............................     4,735,440
                                              35,000      Valero Energy Corp. ........................     1,790,600
                                                                                                        ------------
                                                                                                          75,154,600
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.9%                        194,000      Johnson & Johnson...........................    12,807,880
                                             195,000      Merck & Co., Inc. ..........................     8,502,000
                                             190,000      Mylan Laboratories..........................     3,792,400
                                             475,000      Pfizer, Inc. ...............................    12,302,500
                                                                                                        ------------
                                                                                                          37,404,780
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &                     135,000      CB Richard Ellis Group, Inc.(a).............     4,482,000
DEVELOPMENT--0.8%
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               241,000      Altera Corp.(a).............................     4,742,880
EQUIPMENT--6.2%
                                              78,000      Analog Devices, Inc. .......................     2,563,860
                                             268,000      Applied Materials, Inc. ....................     4,944,600
                                             343,000      Integrated Device Technology, Inc.(a)(d)....     5,309,640
                                             197,000      National Semiconductor Corp. ...............     4,471,900
                                              21,000      Novellus Systems, Inc.(a)...................       722,820
                                             155,000      Nvidia Corp.(a).............................     5,736,550
                                             340,000      Teradyne, Inc.(a)...........................     5,086,400
                                                                                                        ------------
                                                                                                          33,578,650
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--6.7%                               329,000      BEA Systems, Inc.(a)(d).....................  $  4,138,820
                                             161,000      Intuit, Inc.(a).............................     4,912,110
                                             179,000      McAfee, Inc.(a).............................     5,080,020
                                             467,000      Microsoft Corp. ............................    13,944,620
                                             458,000      Oracle Corp.(a).............................     7,850,120
                                                                                                        ------------
                                                                                                          35,925,690
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--4.7%                        79,000      Abercrombie & Fitch Co. Class A.............     5,500,770
                                             175,500      American Eagle Outfitters...................     5,477,355
                                              39,000      AutoZone, Inc.(a)...........................     4,506,840
                                             116,000      Best Buy Co., Inc.(d).......................     5,706,040
                                              86,000      Dick's Sporting Goods, Inc.(a)..............     4,213,140
                                                                                                        ------------
                                                                                                          25,404,145
--------------------------------------------------------------------------------------------------------------------
TOBACCO--1.0%                                 16,000      Altria Group, Inc...........................     1,373,120
                                              64,000      UST, Inc.(d)................................     3,724,800
                                                                                                        ------------
                                                                                                           5,097,920
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN COMMON STOCKS
                                                          (COST--$449,956,498)--99.9%.................   539,030,575
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $   363,321      BlackRock Liquidity Series, LLC Cash Sweep
                                                            Series, 5.26%(b)(e).......................       363,321
                                          52,404,600      BlackRock Liquidity Series, LLC Money Market
                                                            Series, 5.29%(b)(c)(e)....................    52,404,600
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$52,767,921)--9.8%...................    52,767,921
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$502,724,419*)--109.7%...............   591,798,496
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(9.7%)..............................   (52,298,894)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $539,499,602
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $505,659,408
                                                              ============
Gross unrealized appreciation...............................  $ 96,512,210
Gross unrealized depreciation...............................   (10,373,122)
                                                              ------------
Net unrealized appreciation.................................  $ 86,139,088
                                                              ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $   (85,662)   $31,353
BlackRock Liquidity Series, LLC Money Market Series.........   $17,428,900    $58,635
--------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

(e) Represents the current yield as of December 31, 2006.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $50,986,125) (identified
  cost--$449,956,498).......................................                 $539,030,575
Investments in affiliated securities, at value (identified
  cost--$52,767,921)........................................                   52,767,921
Foreign cash (cost--$369)...................................                          366
Receivables:
  Dividends.................................................  $   584,245
  Capital shares sold.......................................       40,495
  Securities lending........................................        2,056         626,796
                                                              -----------
Prepaid expenses and other assets...........................                       10,460
                                                                             ------------
Total assets................................................                  592,436,118
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   52,404,600
Payables:
  Capital shares redeemed...................................      263,916
  Investment adviser........................................      196,448
  Other affiliates..........................................        6,142
  Distributor...............................................          235         466,741
                                                              -----------
Accrued expenses............................................                       65,175
                                                                             ------------
Total liabilities...........................................                   52,936,516
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $539,499,602
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  1,670,747
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        6,133
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            5
Paid-in capital in excess of par............................                  441,491,836
Undistributed realized capital gains--net...................  $ 7,256,807
Unrealized appreciation--net................................   89,074,074
                                                              -----------
Total accumulated earnings--net.............................                   96,330,881
                                                                             ------------
NET ASSETS..................................................                 $539,499,602
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $537,524,655 and 16,707,473
  shares outstanding........................................                 $      32.17
                                                                             ============
Class II--Based on net assets of $1,973,469 and 61,330
  shares outstanding........................................                 $      32.18
                                                                             ============
Class III--Based on net assets of $1,477.9 and 45.85 shares
  outstanding...............................................                 $      32.23
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 7,499,547
Securities lending--net.....................................                     58,635
Interest from affiliates....................................                     31,353
                                                                            -----------
Total income................................................                  7,589,535
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,407,115
Accounting services.........................................     165,593
Printing and shareholder reports............................      52,784
Custodian fees..............................................      50,594
Professional fees...........................................      46,461
Directors' fees and expenses................................      30,661
Transfer agent fees--Class I................................       4,983
Distribution fees--Class II.................................       2,800
Pricing services............................................       1,098
Transfer agent fees--Class II...............................          18
Distribution fees--Class III................................           1
Other.......................................................      19,506
                                                              ----------
Total expenses..............................................                  2,781,614
                                                                            -----------
Investment income--net......................................                  4,807,921
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 62,521,847
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   5,183,063
  Foreign currency transactions--net........................           3      5,183,066
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 67,704,913
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $72,512,834
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  4,807,921   $  3,313,265
Realized gain--net..........................................    62,521,847     60,452,739
Change in unrealized appreciation/depreciation--net.........     5,183,066      2,237,213
                                                              ------------   ------------
Net increase in net assets resulting from operations........    72,512,834     66,003,217
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (4,793,088)    (3,302,770)
  Class II..................................................       (14,820)       (11,225)
  Class III.................................................           (13)            (8)
Realized gain--net:
  Class I...................................................   (58,124,010)   (22,101,279)
  Class II..................................................      (213,838)       (82,979)
  Class III.................................................          (158)           (53)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (63,145,927)   (25,498,314)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (10,687,817)   (43,038,383)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (1,320,910)    (2,533,480)
Beginning of year...........................................   540,820,512    543,353,992
                                                              ------------   ------------
End of year.................................................  $539,499,602   $540,820,512
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  31.69    $  29.38    $  25.36    $  19.35    $  23.52
                                                           --------    --------    --------    --------    --------
Investment income--net*..................................       .30         .19         .22         .08         .16
Realized and unrealized gain (loss)--net.................      4.34        3.68        4.04        6.02       (4.15)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      4.64        3.87        4.26        6.10       (3.99)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.32)       (.20)       (.24)       (.09)       (.18)
  Realized gain--net.....................................     (3.84)      (1.36)         --          --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (4.16)      (1.56)       (.24)       (.09)       (.18)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  32.17    $  31.69    $  29.38    $  25.36    $  19.35
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    14.74%      13.20%      16.79%      31.52%     (16.98%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .53%        .54%        .53%        .54%        .56%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................      .91%        .62%        .84%        .39%        .74%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $537,525    $538,794    $543,352    $517,720    $434,926
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    71.69%      75.39%     130.98%     124.56%     115.39%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 31.69         $ 29.38          $  26.07
                                                              -------         -------          --------
Investment income--net*.....................................      .25             .16               .12
Realized and unrealized gain--net...........................     4.35            3.69              3.43
                                                              -------         -------          --------
Total from investment operations............................     4.60            3.85              3.55
                                                              -------         -------          --------
Less dividends and distributions:
  Investment income--net....................................     (.27)           (.18)             (.24)
  Realized gain--net........................................    (3.84)          (1.36)               --
                                                              -------         -------          --------
Total dividends and distributions...........................    (4.11)          (1.54)             (.24)
                                                              -------         -------          --------
Net asset value, end of period..............................  $ 32.18         $ 31.69          $  29.38
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   14.61%          13.13%            13.61%++
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .68%            .69%              .53%***
                                                              =======         =======          ========
Investment income--net......................................     .75%            .53%             1.70%***
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $ 1,973         $ 2,025          $      1
                                                              =======         =======          ========
Portfolio turnover..........................................   71.69%          75.39%           130.98%
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 31.76         $ 29.38          $  26.07
                                                              -------         -------          --------
Investment income--net*.....................................      .28             .20               .12
Realized and unrealized gain--net...........................     4.35            3.74              3.43
                                                              -------         -------          --------
Total from investment operations............................     4.63            3.94              3.55
                                                              -------         -------          --------
Less dividends and distributions:
  Investment income--net....................................     (.32)           (.20)             (.24)
  Realized gain--net........................................    (3.84)          (1.36)               --
                                                              -------         -------          --------
Total dividends and distributions...........................    (4.16)          (1.56)             (.24)
                                                              -------         -------          --------
Net asset value, end of period..............................  $ 32.23         $ 31.76          $  29.38
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   14.68%          13.43%            13.61%++
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .60%            .54%              .53%***
                                                              =======         =======          ========
Investment income--net......................................     .85%            .67%             1.70%***
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1         $     1          $      1
                                                              =======         =======          ========
Portfolio turnover..........................................   71.69%          75.39%           130.98%
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Large Cap Core V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Large Cap Core V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will

--------------------------------------------------------------------------------

generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash

--------------------------------------------------------------------------------

collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") a subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2006,

--------------------------------------------------------------------------------

the Fund lent securities with a value of $31,443,887 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $25,194 in securities lending agent fees from the Fund.
  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $8,735 and $2,418, respectively, for certain accounting services.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $379,366,912 and $448,584,993, respectively.

4. CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share transactions was $10,687,817 and $43,038,383 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for Year Ended                           Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     737,759    $ 25,473,386
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,945,666      62,917,098
                                       ----------    ------------
Total issued.........................   2,683,425      88,390,484
Shares redeemed......................  (2,980,333)    (98,969,388)
                                       ----------    ------------
Net decrease.........................    (296,908)   $(10,578,904)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     216,238    $  6,791,391
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     801,642      25,404,049
                                       ----------    ------------
Total issued.........................   1,017,880      32,195,440
Shares redeemed......................  (2,507,130)    (77,251,771)
                                       ----------    ------------
Net decrease.........................  (1,489,250)   $(45,056,331)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold..............................   21,026    $   700,232
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................    7,068        228,658
                                           -------    -----------
Total issued.............................   28,094        928,890
Share redeemed...........................  (30,653)    (1,037,974)
                                           -------    -----------
Net decrease.............................   (2,559)   $  (109,084)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................   78,072    $2,455,017
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    2,973        94,204
                                            -------    ----------
Total issued..............................   81,045     2,549,221
Shares Redeemed...........................  (17,195)     (531,334)
                                            -------    ----------
Net increase..............................   63,850    $2,017,887
                                            =======    ==========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    5        $171
                                                    --       ----
Net increase....................................    5        $171
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    2        $61
                                                    --       ---
Net increase....................................    2        $61
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the

--------------------------------------------------------------------------------

Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $ 6,266,341   $ 3,313,265
 Net long-term capital gains...........   56,879,586    22,185,049
                                         -----------   -----------
Total taxable distributions............  $63,145,927   $25,498,314
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $    90,977
Undistributed long-term capital gains--net..........   10,100,819
                                                      -----------
Total undistributed earnings--net...................   10,191,796
Capital loss carryforward...........................           --
Unrealized gains--net...............................   86,139,085*
                                                      -----------
Total accumulated earnings--net.....................  $96,330,881
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund (formerly Mercury Large Cap Core V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We continued to refine the portfolio throughout the year using our quantitative and fundamental stock-selection process.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  2006 was a challenging year for BlackRock Large Cap Growth V.I. Fund (formerly Mercury Large Cap Growth V.I. Fund). For the 12-month period ended December 31, 2006, the Fund's Class I and Class III Shares had total returns of +7.21% and +6.88%, respectively, which trailed the +9.07% return of the benchmark Russell 1000 Growth Index. Fund results were more closely aligned with the performance of the Lipper Multi-Cap Growth Funds (Variable Products) category, which posted an average return of +7.39% for the same 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Growth Index. Successful stock selection contributed positively to returns within the materials sector, led by shares of metals and mining holdings, such as NuCor Corp. and Phelps Dodge Corp. Stock selection within the consumer discretionary sector also contributed positively, with particularly strong performance from retailer JC Penney Co, Inc. Although the Fund's overweight position in financials did not produce the results we anticipated, the sector did generate positive returns overall, thanks to good stock selection and strong performance from Goldman Sachs Group, Inc. and Morgan Stanley. In information technology, our avoidance of Yahoo!, Inc. and eBay, Inc. contributed positively to the Fund's return. Other stocks that did well during the year included aerospace/defense company Lockheed Martin Corp., airline AMR Corp. and technology companies Nvidia Corp., Cisco Systems, Inc. and BEA Systems, Inc.

  From an allocation perspective, our underweight position in consumer staples and overweight positions in industrials, energy and information technology produced disappointing results. Holdings that detracted from performance during the fiscal period included technology companies Advanced Micro Devices, Inc., Apple Computer, Inc., Dell, Inc. and CA, Inc., energy companies Pioneer Natural Resources Co. and Sunoco, Inc., and biopharmaceutical company ImClone Systems, Inc.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The year featured a slowdown in economic growth, a Federal Reserve Board (the Fed) that finally paused in its rate-hiking campaign, renewed threats of inflation and surprisingly strong corporate earnings. Amid these crosscurrents, U.S. stock markets started 2006 on a good note, experienced their first significant correction since 2002 and then recovered to end the year solidly in the black. The market correction that began in May proved to be difficult for the Fund. The market environment was challenging for cyclical stocks, and the Fund lost ground due to its procyclical positioning. We made modest adjustments to the portfolio as a result, and relative performance did improve.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in financials and reduced exposure to information technology, industrials, health care and energy.

  The largest purchases during the year, based on capital expended, included Johnson & Johnson, International Business Machines Corp., Microsoft Corp., Oracle Corp. and Hewlett-Packard Co. The largest sales, based on capital raised, included Intel Corp., UnitedHealth Group, Inc., Boeing Co., Texas Instruments, Inc. and Amgen, Inc. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We believe the U.S. economy remains on track for a soft landing, while growth outside the United States remains reasonably strong. The housing-related growth slowdown, coupled with a continued easing of inflation pressures, should permit the Fed to lower interest rates some time around mid year. Corporate profits should move up thanks in part to non-U.S. economic strength, but the rate of gain is expected to slow noticeably, as record-high profit margins will be difficult to sustain.

  In our opinion, equities should enjoy another year of good returns in 2007. Assuming a soft landing, investors may be willing to extend time horizons, permitting some upward valuation of mildly rising earnings. The key will be for inflation expectations to remain well behaved. The environment should provide a constructive liquidity backdrop, encouraging continued dividend increases, stock buy-backs and merger-and-acquisition activity. As U.S. growth slows and interest rate differentials work against the U.S. (that is, the Fed contemplates cutting interest rates while foreign central banks raise rates), the path of least resistance for the dollar is down, hopefully in a gradual way.

  2007 will likely feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and those that are generally larger and of higher quality. We have a particularly constructive view of the energy, health care and information technology sectors. As of December 31, 2006, the Fund's largest overweights relative to the benchmark were in information technology and materials, and the largest underweights were in consumer staples, industrials, utilities and health care.

Robert C. Doll, Jr.
President, Director
and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS I SHARES*        RUSSELL 1000 GROWTH INDEX++
                                                                ---------------------------        ---------------------------
4/30/99**                                                                  10000                              10000
12/99                                                                      12094                              12504
12/00                                                                      10166                               9700
12/01                                                                       9218                               7719
12/02                                                                       7062                               5567
12/03                                                                       9463                               7223
12/04                                                                      10202                               7678
12/05                                                                      11287                               8082
12/06                                                                      12101                               8815

[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS II SHARES*       RUSSELL 1000 GROWTH INDEX++
                                                                ----------------------------       ---------------------------
9/30/04**                                                                  10000                              10000
12/04                                                                      11292                              10917
12/05                                                                      12517                              11492
12/06                                                                      13418                              12535

[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                               V.I. FUND+--CLASS III SHARES*       RUSSELL 1000 GROWTH INDEX++
                                                               -----------------------------       ---------------------------
5/19/04**                                                                  10000                              10000
12/04                                                                      11168                              10799
12/05                                                                      12337                              11367
12/06                                                                      13186                              12398

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          + 7.21%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 5.59
--------------------------------------------------------------------------
Inception (4/30/99) through 12/31/06                             + 2.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          + 7.20%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +13.94
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          + 6.88%
--------------------------------------------------------------------------
Inception (5/19/04) through 12/31/06                             +11.14
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 7.90%        + 7.21%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 7.88         + 7.20
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 7.76         + 6.88
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index**                                   +10.10         + 9.07
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. In addition, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,079.00             $3.89
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,078.80             $4.09
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,077.60             $5.18
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.16             $3.78
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.96             $3.98
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.91             $5.04
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .79% for Class II and 1.00% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II were owned by an affiliated entity and did not accrue its distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratio would have been approximately .90%, the actual expenses paid would have been approximately $4.66, and the hypothetical expenses paid would have been approximately $4.53.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        33.5%
Health Care.................................................        15.6
Consumer Discretionary......................................        13.5
Industrials.................................................        10.7
Financials..................................................         8.7
Materials...................................................         4.7
Energy......................................................         4.2
Consumer Staples............................................         4.1
Other*......................................................         5.0
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    17,245,190      355,133        370,679
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    17,224,162      338,121        408,719
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.9%                        36,000    Lockheed Martin Corp. ....................    $  3,314,520
                                                 13,000    Northrop Grumman Corp. ...................         880,100
                                                                                                         ------------
                                                                                                            4,194,620
---------------------------------------------------------------------------------------------------------------------
AIRLINES--2.2%                                   77,000    AMR Corp.(a)..............................       2,327,710
                                                 58,000    Continental Airlines, Inc. Class
                                                           B(a)(d)...................................       2,392,500
                                                                                                         ------------
                                                                                                            4,720,210
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.3%                                39,000    Harley-Davidson, Inc.(d)..................       2,748,330
---------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.8%                                  57,000    Pepsi Bottling Group, Inc. ...............       1,761,870
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.0%                            20,000    Goldman Sachs Group, Inc. ................       3,987,000
                                                 28,000    Lehman Brothers Holdings, Inc. ...........       2,187,360
                                                 33,000    Morgan Stanley............................       2,687,190
                                                                                                         ------------
                                                                                                            8,861,550
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%                                  52,000    E.I. du Pont de Nemours & Co. ............       2,532,920
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.1%             33,000    Avery Dennison Corp. .....................       2,241,690
                                                 62,000    Waste Management, Inc. ...................       2,279,740
                                                                                                         ------------
                                                                                                            4,521,430
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.8%                  156,000    Avaya, Inc.(a)............................       2,180,880
                                                273,000    Cisco Systems, Inc.(a)....................       7,461,090
                                                148,000    Motorola, Inc. ...........................       3,042,880
                                                                                                         ------------
                                                                                                           12,684,850
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--7.0%                   109,000    Hewlett-Packard Co. ......................       4,489,710
                                                 68,000    International Business Machines Corp. ....       6,606,200
                                                 32,000    Lexmark International, Inc. Class A(a)....       2,342,400
                                                 46,000    NCR Corp.(a)..............................       1,966,960
                                                                                                         ------------
                                                                                                           15,405,270
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.3%                 32,000    Quanta Services, Inc.(a)..................         629,440
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%                           45,000    The First Marblehead Corp. ...............       2,459,250
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%                     65,000    Pactiv Corp.(a)...........................       2,319,850
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.0%              33,000    ITT Educational Services, Inc.(a).........       2,190,210
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%         69,000    Agilent Technologies, Inc.(a).............       2,404,650
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%                              56,000    Campbell Soup Co.(d)......................       2,177,840
                                                 51,000    HJ Heinz Co. .............................       2,295,510
                                                                                                         ------------
                                                                                                            4,473,350
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%           34,000    Becton Dickinson & Co. ...................       2,385,100
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--7.6%           56,000    Aetna, Inc.(d)............................       2,418,080
                                                 45,000    AmerisourceBergen Corp. ..................       2,023,200
                                                 40,000    Cardinal Health, Inc. ....................       2,577,200
                                                 43,000    Caremark Rx, Inc. ........................       2,455,730
                                                 46,000    Coventry Health Care, Inc.(a).............       2,302,300
                                                 41,000    McKesson Corp. ...........................       2,078,700
                                                 34,000    WellPoint, Inc.(a)........................       2,675,460
                                                                                                         ------------
                                                                                                           16,530,670
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.0%              76,000    Brinker International, Inc. ..............       2,292,160
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%                         13,000    Colgate-Palmolive Co. ....................         848,120
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.2%                                87,000    Electronic Data Systems Corp. ............       2,396,850
                                                 61,000    Paychex, Inc. ............................       2,411,940
                                                                                                         ------------
                                                                                                            4,808,790
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.7%                   39,000    General Electric Co. .....................       1,451,190
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
INSURANCE--1.9%                                  26,000    Prudential Financial, Inc. ...............    $  2,232,360
                                                 56,000    W.R. Berkley Corp. .......................       1,932,560
                                                                                                         ------------
                                                                                                            4,164,920
---------------------------------------------------------------------------------------------------------------------
MACHINERY--3.2%                                  20,000    Cummins, Inc. ............................       2,363,600
                                                 39,000    Manitowoc Co. ............................       2,317,770
                                                 36,000    Terex Corp.(a)............................       2,324,880
                                                                                                         ------------
                                                                                                            7,006,250
---------------------------------------------------------------------------------------------------------------------
MEDIA--2.8%                                     122,000    The DIRECTV Group, Inc.(a)................       3,042,680
                                                 91,000    Walt Disney Co. ..........................       3,118,570
                                                                                                         ------------
                                                                                                            6,161,250
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.8%                            21,000    Carpenter Technology Corp. ...............       2,152,920
                                                 35,000    Freeport-McMoRan Copper & Gold, Inc. Class
                                                           B.........................................       1,950,550
                                                 36,000    Nucor Corp. ..............................       1,967,760
                                                                                                         ------------
                                                                                                            6,071,230
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.7%                           36,000    JC Penney Co., Inc. ......................       2,784,960
                                                 42,000    Kohl's Corp.(a)...........................       2,874,060
                                                 50,000    Nordstrom, Inc. ..........................       2,467,000
                                                                                                         ------------
                                                                                                            8,126,020
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.4%                30,000    Anadarko Petroleum Corp. .................       1,305,600
                                                 40,000    Exxon Mobil Corp. ........................       3,065,200
                                                 54,000    Frontier Oil Corp. .......................       1,551,960
                                                 32,000    Sunoco, Inc. .............................       1,995,520
                                                 27,000    Tesoro Corp. .............................       1,775,790
                                                                                                         ------------
                                                                                                            9,694,070
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--7.8%                           115,000    Johnson & Johnson.........................       7,592,300
                                                 63,000    Merck & Co., Inc. ........................       2,746,800
                                                 96,000    Mylan Laboratories........................       1,916,160
                                                 67,000    Pfizer, Inc. .............................       1,735,300
                                                129,000    Schering-Plough Corp. ....................       3,049,560
                                                                                                         ------------
                                                                                                           17,040,120
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &                         73,000    CB Richard Ellis Group, Inc.(a)...........       2,423,600
DEVELOPMENT--1.1%
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.9%                                60,000    CSX Corp. ................................       2,065,800
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                  108,000    Altera Corp.(a)...........................       2,125,440
EQUIPMENT--8.3%                                  70,000    Analog Devices, Inc. .....................       2,300,900
                                                163,000    Applied Materials, Inc. ..................       3,007,350
                                                105,000    Fairchild Semiconductor International,
                                                           Inc.(a)...................................       1,765,050
                                                139,000    Integrated Device Technology, Inc.(a).....       2,151,720
                                                 45,000    LSI Logic Corp.(a)........................         405,000
                                                 83,000    National Semiconductor Corp. .............       1,884,100
                                                  2,000    Novellus Systems, Inc.(a).................          68,840
                                                 70,000    Nvidia Corp.(a)...........................       2,590,700
                                                 81,000    Xilinx, Inc. .............................       1,928,610
                                                                                                         ------------
                                                                                                           18,227,710
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--10.9%                                 131,000    BEA Systems, Inc.(a)......................    $  1,647,980
                                                 29,000    Cadence Design Systems, Inc.(a)...........         519,390
                                                233,000    Compuware Corp.(a)........................       1,940,890
                                                 72,000    Intuit, Inc.(a)...........................       2,196,720
                                                 71,000    McAfee, Inc.(a)...........................       2,014,980
                                                298,000    Microsoft Corp. ..........................       8,898,280
                                                250,000    Oracle Corp.(a)...........................       4,285,000
                                                 88,000    Synopsys, Inc.(a).........................       2,352,240
                                                                                                         ------------
                                                                                                           23,855,480
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--5.4%                           33,000    Abercrombie & Fitch Co. Class A...........       2,297,790
                                                 75,000    American Eagle Outfitters.................       2,340,750
                                                 21,000    AutoZone, Inc.(a).........................       2,426,760
                                                 54,000    Best Buy Co., Inc. .......................       2,656,260
                                                 42,000    Dick's Sporting Goods, Inc.(a)............       2,057,580
                                                                                                         ------------
                                                                                                           11,779,140
---------------------------------------------------------------------------------------------------------------------
TOBACCO--1.0%                                    38,000    UST, Inc.(d)..............................       2,211,600
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS
                                                           (COST--$190,550,977)--100.1%..............     219,051,020
---------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL
                                             INTEREST                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                            $11,550,550    BlackRock Liquidity Series, LLC Money
                                                             Market Series, 5.29%(b)(c)(e)...........      11,550,550
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL SHORT-TERM SECURITIES
                                                           (COST--$11,550,550)--5.2%.................      11,550,550
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$202,101,527*)--105.3%.............     230,601,570
                                                           LIABILITIES IN EXCESS OF OTHER
                                                           ASSETS--(5.3%)............................     (11,683,197)
                                                                                                         ------------
                                                           NET ASSETS--100.0%........................    $218,918,373
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $202,315,855
                                                              ============
Gross unrealized appreciation...............................  $ 31,210,749
Gross unrealized depreciation...............................    (2,925,034)
                                                              ------------
Net unrealized appreciation.................................  $ 28,285,715
                                                              ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------------------------------------
                                                                 NET       INTEREST
AFFILIATE                                                      ACTIVITY     INCOME
-----------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $ (261,157)  $21,465
BlackRock Liquidity Series, LLC Money Market Series.........  $1,215,300   $10,575
-----------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2006.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $11,233,932) (identified
  cost--$190,550,977).......................................                  $219,051,020
Investments in affiliated securities, at value (identified
  cost--$11,550,550)........................................                    11,550,550
Receivables:
  Dividends.................................................  $    180,205
  Interest from affiliates..................................        11,512
  Securities lending........................................           417         192,134
                                                              ------------
Prepaid expenses and other assets...........................                         3,201
                                                                              ------------
Total assets................................................                   230,796,905
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    11,550,550
Bank overdraft..............................................                        80,715
Payables:
  Investment adviser........................................       114,203
  Capital shares redeemed...................................        87,476
  Other affiliates..........................................         3,101
  Distributor...............................................           614         205,394
                                                              ------------
Accrued expenses and other liabilities......................                        41,873
                                                                              ------------
Total liabilities...........................................                    11,878,532
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $218,918,373
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,835,071
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                        26,495
Paid-in capital in excess of par............................                   242,296,687
Accumulated realized capital losses--net....................  $(53,739,934)
Unrealized appreciation--net................................    28,500,043
                                                              ------------
Total accumulated losses--net...............................                   (25,239,891)
                                                                              ------------
NET ASSETS..................................................                  $218,918,373
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $215,807,881 and 18,350,713
  shares outstanding........................................                  $      11.76
                                                                              ============
Class II--Based on net assets of $1,342 and 113.9 shares
  outstanding...............................................                  $      11.78
                                                                              ============
Class III--Based on net assets of $3,109,150 and 264,946
  shares outstanding........................................                  $      11.74
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 2,123,629
Interest from affiliates....................................                     21,465
Securities lending--net.....................................                     10,575
                                                                            -----------
Total income................................................                  2,155,669
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,322,654
Custodian fees..............................................      66,094
Accounting services.........................................      63,230
Professional fees...........................................      31,112
Printing and shareholder reports............................      26,208
Directors' fees and expenses................................      12,102
Distribution fees--Class III................................       7,153
Transfer agent fees--Class I................................       4,930
Pricing services............................................       1,101
Transfer agent fees--Class III..............................          70
Other.......................................................      12,049
                                                              ----------
Total expenses..............................................                  1,546,703
                                                                            -----------
Investment income--net......................................                    608,966
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                 14,819,478
Change in unrealized appreciation on investments--net.......                 (1,871,581)
                                                                            -----------
Total realized and unrealized gain--net.....................                 12,947,897
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $13,556,863
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    608,966   $    373,008
Realized gain--net..........................................    14,819,478     13,078,125
Change in unrealized appreciation--net......................    (1,871,581)     6,687,082
                                                              ------------   ------------
Net increase in net assets resulting from operations........    13,556,863     20,138,215
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (608,359)      (369,824)
  Class II..................................................            (4)            (2)
  Class III.................................................        (1,647)          (192)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (610,010)      (370,018)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (823,177)     5,188,071
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    12,123,676     24,956,268
Beginning of year...........................................   206,794,697    181,838,429
                                                              ------------   ------------
End of year.................................................  $218,918,373   $206,794,697
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            --------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  11.00    $   9.96    $   9.26    $   6.91    $   9.02
                                                         --------    --------    --------    --------    --------
Investment income (loss)--net*.........................       .03         .02         .02        (.03)       (.04)
Realized and unrealized gain (loss)--net...............       .76        1.04         .70        2.38       (2.07)
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................       .79        1.06         .72        2.35       (2.11)
                                                         --------    --------    --------    --------    --------
Less dividends from investment income--net.............      (.03)       (.02)       (.02)         --          --
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  11.76    $  11.00    $   9.96    $   9.26    $   6.91
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................     7.21%      10.64%       7.80%      34.01%     (23.39%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and/or reimbursement and
  excluding reorganization expenses....................      .76%        .60%        .79%       1.02%       1.18%
                                                         ========    ========    ========    ========    ========
Expenses, net of waiver and/or reimbursement...........      .76%        .60%        .79%       1.03%       1.18%
                                                         ========    ========    ========    ========    ========
Expenses...............................................      .76%        .77%        .79%       1.03%       1.18%
                                                         ========    ========    ========    ========    ========
Investment income (loss)--net..........................      .30%        .20%        .23%       (.39%)      (.55%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $215,808    $205,406    $181,406    $ 86,697    $ 45,100
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................   115.78%     105.49%     155.48%     140.87%     133.57%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                DECEMBER 31,              FOR THE PERIOD
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          -------------------------    SEPTEMBER 30, 2004+
                   FINANCIAL STATEMENTS.                        2006             2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  11.02         $   9.96          $   8.84
                                                              --------         --------          --------
Investment income--net*.....................................       .04              .03               .03
Realized and unrealized gain--net...........................       .75             1.05              1.11
                                                              --------         --------          --------
Total from investment operations............................       .79             1.08              1.14
                                                              --------         --------          --------
Less dividends from investment income--net..................      (.03)            (.02)             (.02)
                                                              --------         --------          --------
Net asset value, end of period..............................  $  11.78         $  11.02          $   9.96
                                                              ========         ========          ========
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     7.20%           10.84%            12.92%++
                                                              ========         ========          ========
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................      .81%             .60%              .79%***
                                                              ========         ========          ========
Expenses....................................................      .81%             .77%              .79%***
                                                              ========         ========          ========
Investment income--net......................................      .36%             .29%             1.04%***
                                                              ========         ========          ========
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1         $      1          $      1
                                                              ========         ========          ========
Portfolio turnover..........................................   115.78%          105.49%           155.48%
                                                              ========         ========          ========
---------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

***  Annualized.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                              ----------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    MAY 19, 2004+ TO
FINANCIAL STATEMENTS.                                           2006             2005      DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  10.99         $   9.95        $   8.92
                                                              --------         --------        --------
Investment income (loss)--net*..............................        --+++            --++          0.02
Realized and unrealized gain--net...........................       .76             1.04            1.02
                                                              --------         --------        --------
Total from investment operations............................       .76             1.04            1.04
                                                              --------         --------        --------
Less dividends from investment income--net..................      (.01)              --++          (.01)
                                                              --------         --------        --------
Net asset value, end of period..............................  $  11.74         $  10.99        $   9.95
                                                              ========         ========        ========
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     6.88%           10.47%          11.68%++
                                                              ========         ========        ========
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................     1.01%             .84%           1.05%***
                                                              ========         ========        ========
Expenses....................................................     1.01%            1.02%           1.05%***
                                                              ========         ========        ========
Investment income (loss)--net...............................      .02%            (.01%)           .28%***
                                                              ========         ========        ========
------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $  3,109         $  1,387        $    431
                                                              ========         ========        ========
Portfolio turnover..........................................   115.78%          105.49%         155.48%
                                                              ========         ========        ========
------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+  Commencement of operations.

++  Amount is less than $(.01) per share.

+++ Amount is less than $.01 per share.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Large Cap Growth V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and Black Rock Large Cap Growth V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC markets are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (j) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

  (k) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,044 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to an overdistribution of taxable income. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD")

--------------------------------------------------------------------------------

and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $4,494 in securities lending agent fees from the Fund.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $3,448 and $909, respectively, for certain accounting services.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $236,421,104 and $237,018,554, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(823,177) and $5,188,071 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended                        Dollar
December 31, 2006                          Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,748,794   $ 31,787,071
Shares issued to shareholders in
 reinvestment of dividends.............      51,731        608,359
                                         ----------   ------------
Total issued...........................   2,800,525     32,395,430
Shares redeemed........................  (3,115,106)   (34,936,204)
                                         ----------   ------------
Net decrease...........................    (314,581)  $ (2,540,774)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
   Class I Shares for the Year Ended                     Dollar
           December 31, 2005               Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,820,794   $ 28,607,917
Shares issued to shareholders in
 reinvestment of dividends.............      33,620        369,824
                                         ----------   ------------
Total issued...........................   2,854,414     28,977,741
Shares redeemed........................  (2,408,507)   (24,631,047)
                                         ----------   ------------
Net increase...........................     445,907   $  4,346,694
                                         ==========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $4
                                                   ----       --
Net increase....................................     --*      $4
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................     --*      $2
                                                   ----       --
Net increase....................................     --*      $2
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   505,587    $ 5,575,868
Shares issued to shareholders in
 reinvestment of dividends..............       140          1,647
                                          --------    -----------
Total issued............................   505,727      5,577,515
Shares redeemed.........................  (367,019)    (3,859,922)
                                          --------    -----------
Net increase............................   138,708    $ 1,717,593
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                       Dollar
December 31, 2005                              Shares     Amount
-----------------------------------------------------------------
Shares sold..................................  89,365    $907,323
Shares issued to shareholders in reinvestment
 of dividends................................      17         192
                                               ------    --------
Total issued.................................  89,382     907,515
Shares redeemed..............................  (6,479)    (66,140)
                                               ------    --------
Net increase.................................  82,903    $841,375
                                               ======    ========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------
                                            12/31/2006   12/31/2005
-------------------------------------------------------------------
Distributions paid from:
 Ordinary income..........................   $610,010     $370,018
                                             --------     --------
Total taxable distributions...............   $610,010     $370,018
                                             ========     ========
-------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $          --
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................   (53,525,606)*
Unrealized gains--net.............................     28,285,715**
                                                    -------------
Total accumulated losses--net.....................  $(25,239,891)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2006, the Fund had a net capital loss carryforward of $53,525,606, of which $33,269,220 expires in 2008, $19,237,460 expires in
   2009 and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund (formerly Mercury Large Cap Growth V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We continued to refine the portfolio throughout the year using our quantitative and fundamental stock-selection process.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  2006 was a challenging year for BlackRock Large Cap Value V.I. Fund (formerly Mercury Large Cap Value V.I. Fund). For the 12-month period ended December 31, 2006, the Fund's Class I Shares had a total return of +16.01%, trailing the +22.25% return of the benchmark Russell 1000 Value Index. Fund results were more closely aligned with the performance of the Lipper Multi-Cap Value Funds (Variable Products) category, which posted an average return of +16.21% for the same 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Value Index. Successful stock selection contributed positively to returns within the materials sector, led by shares of metals and mining holding NuCor Corp. The combination of stock selection and an underweight position in the financials sector also enhanced the Fund's return, with shares of Goldman Sachs Group, Inc. and Citigroup, Inc. among the sector's strongest performers. Our avoidance of poor-performing American International Group, Inc. and Sprint Nextel Corp. also contributed positively to performance. Other stocks that did well included energy companies Kerr-McGee Corp. and Marathon Oil Corp., The Goodyear Tire & Rubber Co., pharmaceutical giant Merck & Co., Inc., and technology companies BMC Software, Inc. and Hewlett-Packard Co.

  From an allocation perspective, the Fund benefited from an overweight position in energy, although those gains were offset by poor stock selection within the sector. Stock selection and allocation decisions in consumer staples (underweight), health care (overweight), telecommunication services (underweight) and information technology (overweight) also had a negative impact on performance. Individual stocks that detracted from performance during the fiscal year included energy companies Sunoco, Inc., ConocoPhillips and Anadarko Petroleum Corp., health care providers Cardinal Health, Inc. and Aetna, Inc., and technology companies Novell, Inc., Motorola, Inc. and Compuware Corp.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The year featured a slowdown in economic growth, a Federal Reserve Board (the Fed) that finally paused in its rate-hiking campaign, renewed threats of inflation and surprisingly strong corporate earnings. Amid these crosscurrents, U.S. stock markets started 2006 on a good note, experienced their first significant correction since 2002 and then recovered to end the year solidly in the black. The market correction that began in May proved to be difficult for the Fund. The market environment was challenging for cyclical stocks, and the Fund lost ground due to its procyclical positioning. We made modest adjustments to the portfolio as a result, and relative performance did improve.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in the industrials, consumer staples and materials sectors, and reduced exposure to the energy, financials, information technology, health care, utilities and consumer discretionary sectors.

  The largest purchases during the year, based on capital expended, included JPMorgan Chase & Co., Citigroup, Inc., Chevron Corp., Morgan Stanley and Walt Disney Co. The largest sales, based on capital raised, included ConocoPhillips, Valero Energy Corp., Kerr-McGee Corp., Exxon Mobil Corp. and Phelps Dodge Corp. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We believe the U.S. economy remains on track for a soft landing, while growth outside the United States remains reasonably strong. The housing-related growth slowdown, coupled with a continued easing of inflation pressures, should permit the Fed to lower interest rates some time around midyear. Corporate profits should move up thanks in part to non-U.S. economic strength, but the rate of gain is expected to slow noticeably, as record-high profit margins will be difficult to sustain.

  In our opinion, equities should enjoy another year of good returns in 2007. Assuming a soft landing, investors may be willing to extend time horizons, permitting some upward valuation of mildly rising earnings. The key will be for inflation expectations to remain well behaved. The environment should provide a constructive liquidity backdrop, encouraging continued dividend increases, stock buy-backs and merger-and-acquisition activity. As U.S. growth slows and interest rate differentials work against the U.S. (that is, the Fed contemplates cutting interest rates while foreign central banks raise rates), the path of least resistance for the dollar is down, hopefully in a gradual way.

  2007 will likely feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth.

  Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and those that are generally larger and of higher quality. We have a particularly constructive view of the energy, health care and information technology sectors. As of December 31, 2006, the Fund's largest overweights relative to the benchmark were in information technology, health care, industrials, energy and materials, and the largest underweights were in financials, utilities, telecommunication services, consumer staples and consumer discretionary.

Robert C. Doll, Jr.
President, Director and
Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                               BLACKROCK LARGE CAP VALUE V.I.
                                                                   FUND+--CLASS I SHARES*           RUSSELL 1000 VALUE INDEX++
                                                               ------------------------------       --------------------------
4/23/01**                                                                  10000                              10000
12/01                                                                      10299                               9776
12/02                                                                       8999                               8259
12/03                                                                      12057                              10739
12/04                                                                      14515                              12510
12/05                                                                      17039                              13393
12/06                                                                      19767                              16372

[PERFORMANCE GRAPH]

                                               BLACKROCK LARGE CAP           BLACKROCK LARGE CAP
                                            VALUE V.I. FUND+--CLASS II   VALUE V.I. FUND+--CLASS III
                                                     SHARES*                       SHARES*             RUSSELL 1000 VALUE INDEX++
                                            --------------------------   ---------------------------   --------------------------
9/30/04**                                             10000                         10000                        10000
12/04                                                 11280                         11280                        11038
12/05                                                 13242                         13242                        11816
12/06                                                 15362                         15353                        14445

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +16.01%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +13.93
--------------------------------------------------------------------------
Inception (4/23/01) through 12/31/06                             +12.72
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +16.01%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +21.00
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +15.94%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +20.97
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.32%        +16.01%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +10.25         +16.01
-----------------------------------------------------------------------------------------
Class III Shares*                                                +10.18         +15.94
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +14.72         +22.25
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,103.20             $4.30
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,102.50             $4.72
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,101.80             $4.93
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.81             $4.13
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.41             $4.53
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.21             $4.73
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.82% for Class I, .90% for Class II and .94% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .97% and 1.07%, the actual expenses paid would have been approximately $5.08 and $5.61, and the hypothetical expenses paid would have been approximately $4.89 and $5.39 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        25.8%
Energy......................................................        17.4
Health Care.................................................        13.2
Information Technology......................................        11.7
Industrials.................................................        10.8
Consumer Discretionary......................................         6.1
Materials...................................................         6.0
Consumer Staples............................................         4.3
Telecommunication Services..................................         1.1
Other*......................................................         3.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15 and October 30, 2006, respectively. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    14,921,078      565,338        461,645
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    14,208,056      428,020        883,148
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.4%                    45,000      Honeywell International, Inc. ...............  $  2,035,800
                                             27,000      Lockheed Martin Corp. .......................     2,485,890
                                             44,000      Northrop Grumman Corp. ......................     2,978,800
                                             53,000      Raytheon Co. ................................     2,798,400
                                                                                                        ------------
                                                                                                          10,298,890
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%                               78,000      AMR Corp.(a).................................     2,357,940
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%                       112,000      The Goodyear Tire & Rubber Co.(a)(b).........     2,350,880
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.3%                            95,000      General Motors Corp. ........................     2,918,400
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.1%                              11,000      Pepsi Bottling Group, Inc. ..................       340,010
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.1%                        18,000      The Bear Stearns Cos., Inc. .................     2,930,040
                                             14,000      Goldman Sachs Group, Inc. ...................     2,790,900
                                             44,000      Lehman Brothers Holdings, Inc. ..............     3,437,280
                                             62,000      Morgan Stanley...............................     5,048,660
                                                                                                        ------------
                                                                                                          14,206,880
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.7%                              87,000      The Dow Chemical Co. ........................     3,474,780
                                              9,000      E.I. du Pont de Nemours & Co. ...............       438,390
                                             91,000      Lyondell Chemical Co. .......................     2,326,870
                                                                                                        ------------
                                                                                                           6,240,040
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.9%         59,000      Waste Management, Inc. ......................     2,169,430
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.3%               28,000      Avaya, Inc.(a)...............................       391,440
                                            123,000      Motorola, Inc. ..............................     2,528,880
                                                                                                        ------------
                                                                                                           2,920,320
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.0%                97,000      Hewlett-Packard Co. .........................     3,995,430
                                             31,000      International Business Machines Corp. .......     3,011,650
                                             48,000      NCR Corp.(a).................................     2,052,480
                                             14,000      QLogic Corp.(a)..............................       306,880
                                                                                                        ------------
                                                                                                           9,366,440
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--9.9%         65,000      Bank of America Corp. .......................     3,470,350
                                            205,000      Citigroup, Inc. .............................    11,418,500
                                            165,000      JPMorgan Chase & Co. ........................     7,969,500
                                                                                                        ------------
                                                                                                          22,858,350
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION               328,000      Qwest Communications International
SERVICES--1.2%                                             Inc.(a)(b).................................     2,745,360
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       64,000      Agilent Technologies, Inc.(a)................     2,230,400
INSTRUMENTS--1.0%
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%               44,000      Safeway, Inc. ...............................     1,520,640
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.8%                          57,000      Campbell Soup Co. ...........................     2,216,730
                                             37,000      HJ Heinz Co. ................................     1,665,370
                                             73,000      Kraft Foods, Inc.(b).........................     2,606,100
                                                                                                        ------------
                                                                                                           6,488,200
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.3%       58,000      AmerisourceBergen Corp. .....................     2,607,680
                                             34,000      Cardinal Health, Inc. .......................     2,190,620
                                             39,000      Caremark Rx, Inc. ...........................     2,227,290
                                             36,000      Humana, Inc.(a)..............................     1,991,160
                                             45,000      McKesson Corp. ..............................     2,281,500
                                             41,000      WellPoint, Inc.(a)...........................     3,226,290
                                                                                                        ------------
                                                                                                          14,524,540
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%                     15,000      The Procter & Gamble Co. ....................       964,050
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                            95,000      Electronic Data Systems Corp. ...............  $  2,617,250
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.9%               57,000      General Electric Co. ........................     2,120,970
--------------------------------------------------------------------------------------------------------------------
INSURANCE--7.5%                              29,000      AMBAC Financial Group, Inc. .................     2,583,030
                                             23,000      MBIA, Inc. ..................................     1,680,380
                                             19,000      MetLife, Inc. ...............................     1,121,190
                                             24,000      Nationwide Financial Services, Inc. Class         1,300,800
                                                           A..........................................
                                             47,000      Principal Financial Group, Inc. .............     2,758,900
                                             23,000      Prudential Financial, Inc. ..................     1,974,780
                                              1,000      Safeco Corp. ................................        62,550
                                             68,000      The St. Paul Travelers Cos., Inc. ...........     3,650,920
                                             63,000      W.R. Berkley Corp. ..........................     2,174,130
                                                                                                        ------------
                                                                                                          17,306,680
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.0%         61,000      Applera Corp.--Applied Biosystems Group......     2,238,090
--------------------------------------------------------------------------------------------------------------------
MACHINERY--2.9%                              20,000      Cummins, Inc. ...............................     2,363,600
                                             41,000      SPX Corp. ...................................     2,507,560
                                             27,000      Terex Corp.(a)...............................     1,743,660
                                                                                                        ------------
                                                                                                           6,614,820
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.7%                                 116,000      Walt Disney Co. .............................     3,975,320
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.5%                        21,000      Carpenter Technology Corp. ..................     2,152,920
                                             17,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                           B..........................................       947,410
                                             49,000      Nucor Corp. .................................     2,678,340
                                             33,000      United States Steel Corp. ...................     2,413,620
                                                                                                        ------------
                                                                                                           8,192,290
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.3%                       22,000      Dollar Tree Stores, Inc.(a)..................       662,200
                                             30,000      JC Penney Co., Inc. .........................     2,320,800
                                             49,000      Nordstrom, Inc. .............................     2,417,660
                                                                                                        ------------
                                                                                                           5,400,660
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--18.0%           59,000      Anadarko Petroleum Corp.(b)..................     2,567,680
                                            104,000      Chevron Corp. ...............................     7,647,120
                                             46,000      Devon Energy Corp. ..........................     3,085,680
                                            220,000      Exxon Mobil Corp. ...........................    16,858,600
                                             38,000      Marathon Oil Corp. ..........................     3,515,000
                                             74,000      Occidental Petroleum Corp. ..................     3,613,420
                                             35,000      Sunoco, Inc. ................................     2,182,600
                                             35,000      Tesoro Corp. ................................     2,301,950
                                                                                                        ------------
                                                                                                          41,772,050
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.5%                        46,000      Johnson & Johnson............................     3,036,920
                                             99,000      Merck & Co., Inc. ...........................     4,316,400
                                            294,000      Pfizer, Inc. ................................     7,614,600
                                                                                                        ------------
                                                                                                          14,967,920
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.0%                            69,000      CSX Corp. ...................................     2,375,670
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               92,000      Intersil Corp. Class A.......................     2,200,640
EQUIPMENT--2.2%                              55,000      LSI Logic Corp.(a)...........................       495,000
                                            158,000      Teradyne, Inc.(a)............................     2,363,680
                                                                                                        ------------
                                                                                                           5,059,320
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.5%                               74,000      BMC Software, Inc.(a)........................     2,382,800
                                             40,000      Cadence Design Systems, Inc.(a)..............       716,400
                                            249,000      Compuware Corp.(a)...........................     2,074,170
                                             20,000      Synopsys, Inc.(a)............................       534,600
                                                                                                        ------------
                                                                                                           5,707,970
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.2%             55,000      Countrywide Financial Corp. .................  $  2,334,750
                                             39,000      MGIC Investment Corp. .......................     2,439,060
                                             56,000      The PMI Group, Inc. .........................     2,641,520
                                                                                                        ------------
                                                                                                           7,415,330
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.4%                                16,000      UST, Inc. ...................................       931,200
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         (COST--$179,295,407)--99.8%..................   231,196,310
--------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                           INTEREST                  SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $  238,957      BlackRock Liquidity Series, LLC Cash Sweep
                                                           Series, 5.26%(c)(d)........................       238,957
                                          8,333,355      BlackRock Liquidity Series, LLC Money Market
                                                           Series, 5.29%(c)(d)(e).....................     8,333,355
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL SHORT-TERM SECURITIES
                                                         (COST--$8,572,312)--3.7%.....................     8,572,312
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$187,867,719*)--103.5%................   239,768,622
                                                         LIABILITIES IN EXCESS OF OTHER                   (8,218,652)
                                                         ASSETS--(3.5%)...............................
                                                                                                        ------------
                                                         NET ASSETS--100.0%...........................  $231,549,970
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $188,136,807
                                                               ============
Gross unrealized appreciation...............................   $ 52,659,622
Gross unrealized depreciation...............................     (1,027,807)
                                                               ------------
Net unrealized appreciation.................................   $ 51,631,815
                                                               ============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $  238,957   $16,852
BlackRock Liquidity Series, LLC Money Market Series.........   $8,333,355   $11,926
------------------------------------------------------------------------------------

(d) Represents the current yield as of December 31, 2006.

(e) Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $8,026,278) (identified
  cost--$179,295,407).......................................                 $231,196,310
Investments in affiliated securities, at value (identified
  cost--$8,572,312).........................................                    8,572,312
Receivables:
  Dividends.................................................  $   281,427
  Capital shares sold.......................................       21,138
  Securities lending........................................          499         303,064
                                                              -----------
Prepaid expenses and other assets...........................                        2,871
                                                                             ------------
Total assets................................................                  240,074,557
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    8,333,355
Payables:
  Investment adviser........................................      137,541
  Capital shares redeemed...................................       15,750
  Other affiliates..........................................        3,543         156,834
                                                              -----------
Accrued expenses............................................                       34,398
                                                                             ------------
Total liabilities...........................................                    8,524,587
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $231,549,970
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,546,137
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  176,500,639
Undistributed realized capital gains--net...................  $ 1,602,271
Unrealized appreciation--net................................   51,900,903
                                                              -----------
Total accumulated earnings--net.............................                   53,503,174
                                                                             ------------
NET ASSETS..................................................                 $231,549,970
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $231,546,898 and 15,461,372
  shares outstanding........................................                 $      14.98
                                                                             ============
Class II--Based on net assets of $1,535.8 and 102.55 shares
  outstanding...............................................                 $      14.98
                                                                             ============
Class III--Based on net assets of $1,535.6 and 102.6 shares
  outstanding...............................................                 $      14.97
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 3,717,739
Interest from affiliates....................................                     16,852
Securities lending--net.....................................                     11,926
                                                                            -----------
Total income................................................                  3,746,517
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,691,205
Accounting services.........................................      61,114
Custodian fees..............................................      49,607
Professional fees...........................................      31,996
Printing and shareholder reports............................      26,747
Directors' fees and expenses................................      13,569
Transfer agent fees--Class I................................       5,000
Pricing services............................................       1,102
Distribution fees--Class II.................................           1
Distribution fees--Class III................................           1
Other.......................................................      12,635
                                                              ----------
Total expenses..............................................                  1,892,977
                                                                            -----------
Investment income--net......................................                  1,853,540
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 21,821,403
Change in unrealized appreciation on investments--net.......                 10,177,798
                                                                            -----------
Total realized and unrealized gain--net.....................                 31,999,201
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $33,852,741
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,853,540   $  1,120,094
Realized gain--net..........................................    21,821,403     12,928,717
Change in unrealized appreciation--net......................    10,177,798     14,360,274
                                                              ------------   ------------
Net increase in net assets resulting from operations........    33,852,741     28,409,085
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,853,606)    (1,119,990)
  Class II..................................................           (12)            (7)
  Class III.................................................           (12)            (7)
Realized gain--net:
  Class I...................................................   (20,848,752)   (16,560,631)
  Class II..................................................          (138)          (108)
  Class III.................................................          (138)          (108)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (22,702,658)   (17,680,851)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     6,364,425     54,820,505
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    17,514,508     65,548,739
Beginning of year...........................................   214,035,462    148,486,723
                                                              ------------   ------------
End of year*................................................  $231,549,970   $214,035,462
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................            --   $         90
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                         ---------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            ---------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003         2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  14.31    $  13.36    $  11.90    $   8.92     $  10.26
                                                         --------    --------    --------    --------     --------
Investment income--net**...............................       .12         .09         .12         .06          .08
Realized and unrealized gain (loss)--net...............      2.16        2.19        2.31        2.97        (1.37)
                                                         --------    --------    --------    --------     --------
Total from investment operations.......................      2.28        2.28        2.43        3.03        (1.29)
                                                         --------    --------    --------    --------     --------
Less dividends and distributions:
  Investment income--net...............................      (.13)       (.08)       (.11)       (.05)        (.05)
  Realized gain--net...................................     (1.48)      (1.25)       (.86)         --           --
                                                         --------    --------    --------    --------     --------
Total dividends and distributions......................     (1.61)      (1.33)       (.97)       (.05)        (.05)
                                                         --------    --------    --------    --------     --------
Net asset value, end of year...........................  $  14.98    $  14.31    $  13.36    $  11.90     $   8.92
                                                         ========    ========    ========    ========     ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................    16.01%      17.39%      20.38%      33.98%      (12.62%)
                                                         ========    ========    ========    ========     ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .83%        .85%        .85%        .85%         .95%
                                                         ========    ========    ========    ========     ========
Investment income--net.................................      .81%        .64%        .91%        .56%         .81%
                                                         ========    ========    ========    ========     ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $231,547    $214,033    $148,484    $106,439     $ 68,775
                                                         ========    ========    ========    ========     ========
Portfolio turnover.....................................    67.65%      74.16%     116.06%     127.48%      101.99%
                                                         ========    ========    ========    ========     ========
------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.31         $ 13.36          $  12.70
                                                              -------         -------          --------
Investment income--net***...................................      .12             .09               .04
Realized and unrealized gain--net...........................     2.16            2.19              1.59
                                                              -------         -------          --------
Total from investment operations............................     2.28            2.28              1.63
                                                              -------         -------          --------
Less dividends and distributions:
  Investment income--net....................................     (.13)           (.08)             (.11)
  Realized gain--net........................................    (1.48)          (1.25)             (.86)
                                                              -------         -------          --------
Total dividends and distributions...........................    (1.61)          (1.33)             (.97)
                                                              -------         -------          --------
Net asset value, end of period..............................  $ 14.98         $ 14.31          $  13.36
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   16.01%          17.39%            12.80%++
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .86%            .85%              .85%*
                                                              =======         =======          ========
Investment income--net......................................     .80%            .67%             1.31%*
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $     1          $      1
                                                              =======         =======          ========
Portfolio turnover..........................................   67.65%          74.16%           116.06%
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------

*   Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              -----------------------------------------------
                                                                FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       DECEMBER 31,             FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006            2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.31         $ 13.36          $  12.70
                                                              -------         -------          --------
Investment income--net***...................................      .12             .09               .04
Realized and unrealized gain--net...........................     2.15            2.19              1.59
                                                              -------         -------          --------
Total from investment operations............................     2.27            2.28              1.63
                                                              -------         -------          --------
Less dividends and distributions:
  Investment income--net....................................     (.13)           (.08)             (.11)
  Realized gain--net........................................    (1.48)          (1.25)             (.86)
                                                              -------         -------          --------
Total dividends and distributions...........................    (1.61)          (1.33)             (.97)
                                                              -------         -------          --------
Net asset value, end of period..............................  $ 14.97         $ 14.31          $  13.36
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   15.94%          17.39%            12.80%++
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .88%            .85%              .85%*
                                                              =======         =======          ========
Investment income--net......................................     .78%            .67%             1.31%*
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2         $     1          $      1
                                                              =======         =======          ========
Portfolio turnover..........................................   67.65%          74.16%           116.06%
                                                              =======         =======          ========
-------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Large Cap Value V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Large Cap Value V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the

--------------------------------------------------------------------------------

borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On October 30, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006 and was revised on October 30, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee generally at the annual rate of .75% of the average daily value of the Fund's net assets. For the period September 29, 2006 to October 27, 2006, a different and lower fee schedule was in effect for the Fund. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2006, the Fund lent securities with a value of $2,742,012 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company

--------------------------------------------------------------------------------

and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $5,159 in securities lending agent fees from the Fund.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $3,895 and $1,137, respectively, for certain accounting services.
  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $155,326,615 and $170,353,125, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $6,364,425 and $54,820,505 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,591,742    $ 53,966,399
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,514,009      22,702,358
                                       ----------    ------------
Total issued.........................   5,105,751      76,668,757
Shares redeemed......................  (4,603,081)    (70,304,632)
                                       ----------    ------------
Net increase.........................     502,670    $  6,364,125
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,378,878    $ 62,240,919
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,249,361      17,680,621
                                       ----------    ------------
Total issued.........................   5,628,239      79,921,540
Shares redeemed......................  (1,779,616)    (25,101,265)
                                       ----------    ------------
Net increase.........................   3,848,623    $ 54,820,275
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    10       $150
                                                    --       ----
Net increase....................................    10       $150
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    8        $115
                                                    --       ----
Net increase....................................    8        $115
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    10       $150
                                                    --       ----
Net increase....................................    10       $150
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    8        $115
                                                    --       ----
Net increase....................................    8        $115
                                                    ==       ====
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $ 2,651,689   $ 7,300,357
 Net long-term capital gains...........   20,050,969    10,380,494
                                         -----------   -----------
Total taxable distributions............  $22,702,658   $17,680,851
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $        --
Undistributed long-term capital gains--net..........    1,871,359
                                                      -----------
Total undistributed earnings--net...................    1,871,359
Capital loss carryforward...........................           --
Unrealized gains--net...............................   51,631,815*
                                                      -----------
Total accumulated earnings--net.....................  $53,503,174
                                                      ===========
-----------------------------------------------------------------

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund (formerly Mercury Large Cap Value V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted by the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK UTILITIES AND
       -------------------------------------------------------------------------
       TELECOMMUNICATIONS V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Strong stock selection in electric utilities, multi-utilities and wireless telecommunications contributed positively to performance for the fiscal year, helping the Fund to outperform its benchmark indexes.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Utilities and Telecommunications V.I. Fund's (formerly Mercury Utilities and Telecommunications V.I. Fund) Class I Shares had a total return of +25.23%. For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +15.79% and +20.99%, while the Lipper Utility Funds (Variable Products) category posted an average return of +26.81%. (Funds in this Lipper category invest at least 65% of their equity portfolios in utility shares. The Fund also invests in telecommunication services stocks, in which many funds in the Lipper group have no position.)

  The Fund's performance for the fiscal year was positively affected by above-average returns from its positions in the electric utilities and multi-utilities subsectors. Several of our non-U.S. holdings, such as Iberdrola SA, Endesa SA, Suez SA, EON AG, International Power Plc, Scottish Power Plc and Scottish & Southern Energy Plc, were very strong performers. We also saw strong performance from our positions in Entergy Corp., FPL Group, Inc., Duke Energy Corp. and PPL Corp. Moreover, our holdings in the wireless telecommunications sector posted a collective return of over 18%. Fund performance in this sector was enhanced by our positions in America Movil SA de CV and Rogers Communications, Inc. (Class B shares), American Tower Corp., NII Holdings, Inc. and SBA Communications Corp. Share prices of large-capitalization companies such as BellSouth Corp., AT&T, Inc. and Verizon Communications, Inc. also appreciated significantly. BellSouth Corp. was the portfolio's best performer within the sector as a result of the announced acquisition of the company by AT&T Inc.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The most notable change made to the Fund's portfolio during the fiscal year was an increased weighting in telecommunication services. We added positions in the telecommunications tower sector, which we believe should continue to benefit as wireless service providers continue to increase coverage, quality and new services. These companies tend to generate fairly stable cash flows given the rental income they receive from carriers, and to date have used this cash for growth as well as stock buybacks. One company, Global Signal Inc., which is being bought by Crown Castle International Corp., had a corporate structure as a real estate investment trust (REIT) and, therefore, paid a dividend. Once the merger is completed, the combined company will not be a REIT; however, some time in the future, we may see some of the other companies take on this corporate structure.

  Within the electric utility sector, we added to our holdings in independent power producers/merchant energy companies. The supply-and-demand outlook for electric generation is moving in favor of the generators as demand for electricity continues to grow and many existing plants become too costly to operate given more stringent environmental regulations. Moreover, we added to two other investment themes in the electric utility segment of the portfolio: transmission/distribution companies, such as ITC Holdings Corp., as well as companies with significant nuclear operations, such as Entergy Corp. The transmission/distribution business is rather old in the United States and needs to be upgraded, and the allowed return is determined by the Federal Energy Regulatory Committee, which moves it away from local political issues. We believe that companies with an abundance of nuclear energy should do very well in an environment of stricter emissions control. Lastly, we reduced our energy weighting during the latter part of the year. The outlook for natural gas prices had become more muted in our view but, just as importantly, costs for many companies in the sector were rising.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At December 31, 2006, the portfolio consisted of 94 holdings across 12 countries. Utilities remains the most heavily weighted sector, followed by telecommunication services. We initiated a modest weighting in the water sector with the purchase of two companies: Aqua America, Inc. in the U.S. and Northumbrian Water Group Plc in the U.K.

--------------------------------------------------------------------------------

  In the utility sector, some of the market conditions that have influenced our stock selections include the need for new transmission/distribution, nuclear energy for an offset to emission controls, increased non-regulated electric-generating assets, merger-and-acquisition activity, and renewable energy.

  At the end of the fiscal year, the telecommunication services sector comprised approximately 29% of the Fund's net assets. As we all experience, the world is moving even more toward wireless communications. The bundling of products reduces churn and access line loss. Pricing in the enterprise customer base is stabilizing as competition becomes more rational and new products provide additional features. We have positioned the Fund's telecommunications holdings in an effort to benefit from these and other sector trends. We own shares of tower companies as well as some pure-play wireless companies. We like the triple or quadruple plays that companies such as Verizon and AT&T offer (wireline, wireless, broadband and video).

  In Europe, where cable television is less of an investment opportunity than in the United States, we own some broadband players such as FastWeb SpA in Italy and Elisa Corp. in Finland. In the United States, we own shares of companies such as Qwest Communications International, Inc. and Level 3 Communications, Inc., reflecting our efforts to capture the continued growth of the Internet. We believe that the larger telecommunications carriers, such as Verizon and AT&T, along with a smaller company, Time Warner Telecom, Inc., represent good opportunities for capturing the more positive trends in the enterprise business.

Kathleen M. Anderson
Vice President and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                 BLACKROCK UTILITIES AND
                                                 TELECOMMUNICATIONS V.I.
                                                 FUND+--CLASS I SHARES*          S&P 500 INDEX++         S&P UTILITIES INDEX+++
                                                 -----------------------         ---------------         ----------------------
12/96                                                     10000                       10000                       10000
12/97                                                     12590                       13336                       12465
12/98                                                     15619                       17148                       14315
12/99                                                     17592                       20756                       13000
12/00                                                     17115                       18866                       20435
12/01                                                     14716                       16624                       14215
12/02                                                     11954                       12950                        9951
12/03                                                     14368                       16664                       12564
12/04                                                     18063                       18478                       15615
12/05                                                     20616                       19385                       18244
12/06                                                     25819                       22447                       22074

[PERFORMANCE GRAPH]

                                     BLACKROCK UTILITIES     BLACKROCK UTILITIES
                                             AND                     AND
                                      TELECOMMUNICATIONS     TELECOMMUNICATIONS
                                     V.I. FUND+--CLASS II   V.I. FUND+--CLASS III
                                           SHARES*                 SHARES*            S&P 500 INDEX++      S&P UTILITIES INDEX+++
                                     --------------------   ---------------------     ---------------      ----------------------
9/30/04**                                   10000                   10000                  10000                    10000
12/04                                       11369                   11369                  10923                    11218
12/05                                       12976                   12976                  11460                    13108
12/06                                       16237                   16250                  13270                    15859

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +25.23%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        +11.90
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         + 9.95
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +25.23%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +24.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +25.13%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/06                             +24.01
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +16.61%        +25.23%          1.79%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +16.61         +25.23             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +16.51         +25.13             --
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +12.74         +15.79             --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                           +15.81         +20.99             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2006 TO
                                                            JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,166.10             $3.78
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,166.10             $4.10
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,165.10             $4.32
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.41             $3.53
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.11             $3.83
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.91             $4.03
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.70% for Class I, .76% for Class II and .80% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .85% and .95%, the actual expenses paid would have been approximately $4.59 and $5.13, and the hypothetical expenses paid would have been approximately $4.28 and $4.78 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INDUSTRY REPRESENTATION                                       TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Electric Utilities..........................................        29.6%
Diversified Telecommunication Services......................        19.2
Multi-Utilities.............................................        17.7
Wireless Telecommunication Services.........................         9.5
Independent Power Producers & Energy Traders................         8.4
Oil, Gas & Consumable Fuels.................................         3.8
Gas Utilities...............................................         3.5
Media.......................................................         2.1
Water Utilities.............................................         0.8
Real Estate Investment Trusts (REITs).......................         0.4
Construction & Engineering..................................         0.3
Energy Equipment & Services.................................         0.2
Other*......................................................         4.5
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc. .................................     4,239,158      142,612         143,110
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc. .................................     4,239,309      154,194         131,378
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2006                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY                        INDUSTRY                HELD                    COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%        ELECTRIC UTILITIES--0.9%             8,100    CPFL Energia SA(a).....................  $   331,938
                                                        11,000    EDP--Energias do Brasil SA.............      169,904
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BRAZIL..........      501,842
----------------------------------------------------------------------------------------------------------------------
CANADA--1.5%        DIVERSIFIED TELECOMMUNICATION       10,500    Manitoba Telecom Services, Inc.........      417,785
                    SERVICES--0.8%
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION           7,000    Rogers Communications, Inc. Class B....      417,200
                    SERVICES--0.7%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CANADA..........      834,985
----------------------------------------------------------------------------------------------------------------------
FINLAND--1.4%       DIVERSIFIED TELECOMMUNICATION        9,000    Elisa Corp.............................      246,518
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.0%            18,500    Fortum Oyj.............................      526,513
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FINLAND.........      773,031
----------------------------------------------------------------------------------------------------------------------
FRANCE--3.1%        DIVERSIFIED TELECOMMUNICATION       10,500    France Telecom SA......................      290,377
                    SERVICES--0.5%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.7%             5,000    Electricite de France..................      364,332
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--1.9%               11,200    Suez SA................................      579,996
                                                         6,400    Veolia Environnement...................      493,380
                                                                                                           -----------
                                                                                                             1,073,376
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FRANCE..........    1,728,085
----------------------------------------------------------------------------------------------------------------------
GERMANY--3.1%       ELECTRIC UTILITIES--1.5%             6,000    E.ON AG................................      814,441
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--1.6%                8,000    RWE AG.................................      881,790
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GERMANY.........    1,696,231
----------------------------------------------------------------------------------------------------------------------
GREECE--0.5%        DIVERSIFIED TELECOMMUNICATION        9,500    Hellenic Telecommunications
                    SERVICES--0.5%                                  Organization SA......................      285,420
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GREECE..........      285,420
----------------------------------------------------------------------------------------------------------------------
ITALY--0.8%         DIVERSIFIED TELECOMMUNICATION        4,800    FastWeb SpA............................      274,485
                    SERVICES--0.5%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.3%            14,000    Enel SpA...............................      144,426
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN ITALY...........      418,911
----------------------------------------------------------------------------------------------------------------------
MEXICO--1.2%        WIRELESS TELECOMMUNICATION          14,200    America Movil, SA de CV(a).............      642,124
                    SERVICES--1.2%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN MEXICO..........      642,124
----------------------------------------------------------------------------------------------------------------------
NORWAY--0.8%        DIVERSIFIED TELECOMMUNICATION       22,500    Telenor ASA............................      423,102
                    SERVICES--0.8%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORWAY..........      423,102
----------------------------------------------------------------------------------------------------------------------
SPAIN--1.9%         DIVERSIFIED TELECOMMUNICATION       27,188    Telefonica SA..........................      578,537
                    SERVICES--1.0%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.9%            10,900    Iberdrola SA...........................      476,547
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SPAIN...........    1,055,084
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY                        INDUSTRY                HELD                    COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED              DIVERSIFIED TELECOMMUNICATION       55,400    BT Group Plc...........................  $   327,044
KINGDOM--5.6%       SERVICES--0.6%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.8%            14,200    Scottish & Southern Energy Plc.........      432,064
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &       84,600    International Power Plc................      632,351
                    ENERGY TRADERS--1.1%
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--1.2%               45,400    Centrica Plc...........................      315,123
                                                        23,938    National Grid Plc......................      345,433
                                                                                                           -----------
                                                                                                               660,556
                    --------------------------------------------------------------------------------------------------
                    WATER UTILITIES--0.4%               35,000    Northumbrian Water Group Plc...........      209,700
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          29,537    Vodafone Group Plc(a)..................      820,538
                    SERVICES--1.5%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  KINGDOM................................    3,082,253
----------------------------------------------------------------------------------------------------------------------
UNITED              CONSTRUCTION &                       8,000    Infrasource Services, Inc.(b)..........      174,160
STATES--75.2%       ENGINEERING--0.3%

                    --------------------------------------------------------------------------------------------------
                    DIVERSIFIED TELECOMMUNICATION       54,300    AT&T Inc...............................    1,941,225
                    SERVICES--14.2%
                                                        42,300    BellSouth Corp.........................    1,992,753
                                                        27,600    Citizens Communications Co.............      396,612
                                                        32,300    Globalstar, Inc.(b)....................      449,293
                                                        81,300    Level 3 Communications, Inc.(b)........      455,280
                                                        43,000    Qwest Communications International
                                                                    Inc.(b)..............................      359,910
                                                        29,700    Time Warner Telecom, Inc. Class A(b)...      591,921
                                                        30,000    Verizon Communications, Inc............    1,117,200
                                                        37,755    Windstream Corp........................      536,876
                                                                                                           -----------
                                                                                                             7,841,070
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--24.0%           13,500    Allegheny Energy, Inc.(b)..............      619,785
                                                        12,700    American Electric Power Co., Inc.......      540,766
                                                        25,700    DPL, Inc...............................      713,946
                                                        23,600    Edison International...................    1,073,328
                                                        18,000    Entergy Corp...........................    1,661,760
                                                        32,000    Exelon Corp............................    1,980,480
                                                        22,000    FPL Group, Inc.........................    1,197,240
                                                        20,500    FirstEnergy Corp.......................    1,236,150
                                                        17,000    ITC Holdings Corp......................      678,300
                                                        18,800    Mirant Corp.(b)........................      593,516
                                                        12,300    Northeast Utilities....................      346,368
                                                        35,700    PPL Corp...............................    1,279,488
                                                        10,500    Pepco Holdings, Inc....................      273,105
                                                         9,500    Progress Energy, Inc...................      466,260
                                                        14,900    The Southern Co........................      549,214
                                                                                                           -----------
                                                                                                            13,209,706
                    --------------------------------------------------------------------------------------------------
                    ENERGY EQUIPMENT &                   1,500    Transocean, Inc.(b)....................      121,335
                    SERVICES--0.2%
                    --------------------------------------------------------------------------------------------------
                    GAS UTILITIES--3.6%                  8,000    Energen Corp...........................      375,520
                                                         8,500    Equitable Resources, Inc...............      354,875
                                                         6,900    New Jersey Resources Corp..............      335,202
                                                         7,400    Questar Corp...........................      614,570
                                                        10,800    UGI Corp...............................      294,624
                                                                                                           -----------
                                                                                                             1,974,791
                    --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
COUNTRY                        INDUSTRY                HELD                    COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                    INDEPENDENT POWER PRODUCERS &       18,400    The AES Corp.(b).......................  $   405,536
                    ENERGY TRADERS--6.7%
                                                         8,800    Constellation Energy Group, Inc........      606,056
                                                           517    Dynegy, Inc. Class A(b)................        3,743
                                                        15,200    NRG Energy, Inc.(b)....................      851,352
                                                         8,700    Ormat Technologies, Inc................      320,334
                                                        27,900    TXU Corp...............................    1,512,459
                                                                                                           -----------
                                                                                                             3,699,480
                    --------------------------------------------------------------------------------------------------
                    MEDIA--2.1%                         17,600    Comcast Corp. Special Class A(b).......      737,088
                                                         9,000    EchoStar Communications Corp. Class
                                                                    A(b).................................      342,270
                                                         2,190    Idearc, Inc.(b)........................       62,744
                                                                                                           -----------
                                                                                                             1,142,102
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--13.1%               6,100    Ameren Corp............................      327,753
                                                        37,700    CMS Energy Corp.(b)....................      629,590
                                                         6,400    DTE Energy Co..........................      309,824
                                                        12,000    Dominion Resources, Inc................    1,006,080
                                                        50,643    Duke Energy Corp.......................    1,681,854
                                                         7,200    MDU Resources Group, Inc...............      184,608
                                                        14,600    NSTAR..................................      501,656
                                                        18,800    PG&E Corp..............................      889,804
                                                         5,500    Public Service Enterprise Group,
                                                                    Inc..................................      365,090
                                                         4,000    SCANA Corp.............................      162,480
                                                         6,600    Sempra Energy..........................      369,864
                                                        13,000    TECO Energy, Inc.......................      223,990
                                                         6,400    Wisconsin Energy Corp..................      303,744
                                                        12,300    Xcel Energy, Inc.......................      283,638
                                                                                                           -----------
                                                                                                             7,239,975
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                4,500    Devon Energy Corp......................      301,860
                    FUELS--3.9%
                                                         5,300    EOG Resources, Inc.....................      330,985
                                                         4,500    Holly Corp.............................      231,300
                                                         6,500    Peabody Energy Corp....................      262,665
                                                         7,600    Southwestern Energy Co.(b).............      266,380
                                                         4,200    Valero Energy Corp.....................      214,872
                                                        20,100    Williams Cos., Inc.....................      525,012
                                                                                                           -----------
                                                                                                             2,133,074
                    --------------------------------------------------------------------------------------------------
                    REAL ESTATE INVESTMENT TRUSTS        3,800    Global Signal, Inc.....................      200,146
                    (REITS)--0.4%
                    --------------------------------------------------------------------------------------------------
                    WATER UTILITIES--0.5%               11,500    Aqua America, Inc......................      261,970
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          18,140    Alltel Corp............................    1,097,107
                    SERVICES--6.2%
                                                        14,900    American Tower Corp. Class A(b)........      555,472
                                                         8,400    Crown Castle International Corp.(b)....      271,320
                                                         4,000    Leap Wireless International, Inc.(b)...      237,880
                                                         4,600    NII Holdings, Inc.(b)..................      296,424
                                                        14,600    SBA Communications Corp. Class A(b)....      401,500
                                                        28,400    Sprint Nextel Corp.....................      536,476
                                                                                                           -----------
                                                                                                             3,396,179
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE
                                                                  UNITED STATES..........................   41,393,988
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS
                                                                  (COST--$37,072,718)--96.0%.............   52,835,056
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          FACE
COUNTRY             INDUSTRY                            AMOUNT                TRUST PREFERRED                 VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED              INDEPENDENT POWER PRODUCERS &   $  357,550    AES Trust III, 6.75% due
STATES--0.6%        ENERGY TRADERS--0.6%                            10/15/2029(e)........................  $   346,940
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL TRUST PREFERRED
                                                                  (COST--$218,044)--0.6%.................      346,940
----------------------------------------------------------------------------------------------------------------------
                                                    BENEFICIAL
                                                      INTEREST             SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                    $2,521,336    BlackRock Liquidity Series, LLC
                                                                    Cash Sweep Series, 5.26%(c)(d).......    2,521,336
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SHORT-TERM SECURITIES
                                                                  (COST--$2,521,336)--4.6%...............    2,521,336
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$39,812,098*)--101.2%...........   55,703,332
                                                                  LIABILITIES IN EXCESS OF
                                                                  OTHER ASSETS--(1.2%)...................     (650,750)
                                                                                                           -----------
                                                                  NET ASSETS--100.0%.....................  $55,052,582
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $39,812,098
                                                               ===========
Gross unrealized appreciation...............................   $16,075,523
Gross unrealized depreciation...............................     (184,289)
                                                               -----------
Net unrealized appreciation.................................   $15,891,234
                                                               ===========

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $1,304,988   $75,050
BlackRock Liquidity Series, LLC Money Market Series.........           --   $    13
------------------------------------------------------------------------------------

(d)  Represents the current yield as of December 31, 2006.

(e)  Convertible security.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$37,290,762)........................................                 $53,181,996
Investments in affiliated securities, at value (identified
  cost--$2,521,336).........................................                   2,521,336
Foreign cash (cost--$27,053)................................                      27,158
Receivables:
  Dividends.................................................  $   117,980
  Interest..................................................        5,247
  Capital shares sold.......................................          566        123,793
                                                              -----------
Prepaid expenses............................................                         462
                                                                             -----------
Total assets................................................                  55,854,745
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      759,033
  Investment adviser........................................       26,258
  Capital shares redeemed...................................        2,987
  Other affiliates..........................................        1,739
  Distributor...............................................            1        790,018
                                                              -----------
Accrued expenses and other liabilities......................                      12,145
                                                                             -----------
Total liabilities...........................................                     802,163
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $55,052,582
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   461,332
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                          14
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          14
Paid-in capital in excess of par............................                  36,643,746
Accumulated distributions in excess of investment
  income--net...............................................  $      (544)
Undistributed realized capital gains--net...................    2,056,156
Unrealized appreciation--net................................   15,891,864
                                                              -----------
Total accumulated earnings--net.............................                  17,947,476
                                                                             -----------
NET ASSETS..................................................                 $55,052,582
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $55,049,333 and 4,613,323
  shares outstanding........................................                 $     11.93
                                                                             ===========
Class II--Based on net assets of $1,625 and 136.22 shares
  outstanding...............................................                 $     11.93
                                                                             ===========
Class III--Based on net assets of $1,624 and 136.22 shares
  outstanding...............................................                 $     11.92
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $48,286 foreign withholding tax)..........                $ 1,750,912
Interest (including $75,050 from affiliates)................                    100,306
Securities lending--net.....................................                         13
                                                                            -----------
Total income................................................                  1,851,231
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  306,539
Professional fees...........................................      32,285
Custodian fees..............................................      20,625
Printing and shareholder reports............................       7,143
Transfer agent fees--Class I................................       5,001
Directors' fees and expenses................................       3,752
Accounting services.........................................       3,646
Pricing services............................................       2,765
Distribution fees--Class II.................................           1
Distribution fees--Class III................................           1
Other.......................................................      10,732
                                                              ----------
Total expenses..............................................                    392,490
                                                                            -----------
Investment income--net......................................                  1,458,741
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   8,520,561
  Foreign currency transactions--net........................      (4,552)     8,516,009
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   1,611,036
  Foreign currency transactions--net........................       1,785      1,612,821
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 10,128,830
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $11,587,571
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2006          2005
---------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,458,741   $ 1,306,415
Realized gain--net..........................................    8,516,009     5,604,889
Change in unrealized appreciation/depreciation--net.........    1,612,821       (14,566)
                                                              -----------   -----------
Net increase in net assets resulting from operations........   11,587,571     6,896,738
                                                              -----------   -----------
---------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,451,732)   (1,282,619)
  Class II..................................................          (42)          (30)
  Class III.................................................          (42)          (30)
Realized gain--net
  Class I...................................................   (1,385,996)           --
  Class II..................................................          (41)           --
  Class III.................................................          (41)           --
                                                              -----------   -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (2,837,894)   (1,282,679)
                                                              -----------   -----------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (5,140,451)   (4,837,800)
                                                              -----------   -----------
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    3,609,226       776,259
Beginning of year...........................................   51,443,356    50,667,097
                                                              -----------   -----------
End of year*................................................  $55,052,582   $51,443,356
                                                              ===========   ===========
---------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $      (544)  $    (2,917)
                                                              ===========   ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    CLASS I
                                                              ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ---------------------------------------------------
FINANCIAL STATEMENTS.                                          2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $ 10.06    $  9.03    $  7.37    $  6.32    $  8.25
                                                              -------    -------    -------    -------    -------
Investment income--net**....................................      .31        .24        .20        .20        .25
Realized and unrealized gain (loss)--net....................     2.19       1.03       1.67       1.05      (1.76)
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     2.50       1.27       1.87       1.25      (1.51)
                                                              -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................     (.32)      (.24)      (.21)      (.20)      (.26)
  Realized gain--net........................................     (.31)        --         --         --       (.16)
                                                              -------    -------    -------    -------    -------
Total dividends and distributions...........................     (.63)      (.24)      (.21)      (.20)      (.42)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 11.93    $ 10.06    $  9.03    $  7.37    $  6.32
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   25.23%     14.14%     25.72%     20.19%    (18.77%)
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .77%       .83%       .79%       .73%       .75%
                                                              =======    =======    =======    =======    =======
Investment income--net......................................    2.86%      2.48%      2.60%      3.02%      3.50%
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $55,049    $51,441    $50,665    $47,790    $46,039
                                                              =======    =======    =======    =======    =======
Portfolio turnover..........................................   46.75%     28.77%     12.06%     20.19%     30.32%
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 10.06           $  9.03          $  8.04
                                                              -------           -------          -------
Investment income--net**....................................      .31               .24              .05
Realized and unrealized gain--net...........................     2.19              1.03             1.05
                                                              -------           -------          -------
Total from investment operations............................     2.50              1.27             1.10
                                                              -------           -------          -------
Less dividends and distributions:
  Investment income--net....................................     (.32)             (.24)            (.11)
  Realized gain--net........................................     (.31)               --               --
                                                              -------           -------          -------
Total dividends and distributions...........................     (.63)             (.24)            (.11)
                                                              -------           -------          -------
Net asset value, end of period..............................  $ 11.93           $ 10.06          $  9.03
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   25.23%            14.14%           13.69%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .79%              .83%             .79%***
                                                              =======           =======          =======
Investment income--net......................................    2.83%             2.44%            2.30%***
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2           $     1          $     1
                                                              =======           =======          =======
Portfolio turnover..........................................   46.75%            28.77%           12.06%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

*** Annualized.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                              -------------------------------------------------
                                                                 FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        DECEMBER 31,              FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                          2006              2005      TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 10.06           $  9.03          $  8.04
                                                              -------           -------          -------
Investment income--net**....................................      .31               .24              .05
Realized and unrealized gain--net...........................     2.18              1.03             1.05
                                                              -------           -------          -------
Total from investment operations............................     2.49              1.27             1.10
                                                              -------           -------          -------
Less dividends and distributions:
  Investment income--net....................................     (.32)             (.24)            (.11)
  Realized gain--net........................................     (.31)               --               --
                                                              -------           -------          -------
Total dividends and distributions...........................     (.63)             (.24)            (.11)
                                                              -------           -------          -------
Net asset value, end of period..............................  $ 11.92           $ 10.06          $  9.03
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   25.13%            14.14%           13.69%++
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .82%              .83%             .79%***
                                                              =======           =======          =======
Investment income--net......................................    2.80%             2.44%            2.30%***
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     2           $     1          $     1
                                                              =======           =======          =======
Portfolio turnover..........................................   46.75%            28.77%           12.06%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

*** Annualized.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Utilities and Telecommunications V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Utilities and Telecommunications V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of

--------------------------------------------------------------------------------

business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the

--------------------------------------------------------------------------------

identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,552 has been reclassified between accumulated distributions in excess of net investment income and undistributed realized gains on investments as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P., ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton

--------------------------------------------------------------------------------

Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $6 in securities lending agent fees from the Fund.
  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $838 and $246, respectively, for certain accounting services.

  In addition, MLPF&S received $14,044 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $23,300,598 and $29,602,237, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $5,140,451 and $4,837,800 for the years ended December 31, 2006 and December 31, 2005, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2006                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     357,878    $  4,070,091
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     248,126       2,837,728
                                       ----------    ------------
Total issued.........................     606,004       6,907,819
Shares redeemed......................  (1,107,405)    (12,048,436)
                                       ----------    ------------
Net decrease.........................    (501,401)   $ (5,140,617)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     794,813    $  7,694,411
Shares issued to shareholders in
 reinvestment of dividends...........     130,408       1,282,619
                                       ----------    ------------
Total issued.........................     925,221       8,977,030
Shares redeemed......................  (1,419,222)    (13,814,890)
                                       ----------    ------------
Net decrease.........................    (494,001)   $ (4,837,860)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    7        $83
                                                    --       ---
Net increase....................................    7        $83
                                                    ==       ===
------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $30
                                                    --       ---
Net increase....................................    3        $30
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    7        $83
                                                    --       ---
Net increase....................................    7        $83
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $30
                                                    --       ---
Net increase....................................    3        $30
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:
The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. COMMITMENTS:

At December 31, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase a foreign currency with an approximate value of $112,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                           12/31/2006   12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $1,460,808   $1,282,679
 Net long-term capital gains.............   1,377,086           --
                                           ----------   ----------
Total taxable distributions..............  $2,837,894   $1,282,679
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $     2,658
Undistributed long-term capital gains--net..........    2,053,498
                                                      -----------
Total undistributed earnings--net...................    2,056,156
Capital loss carryforward...........................           --
Unrealized gains--net...............................   15,891,320*
                                                      -----------
Total accumulated earnings--net.....................  $17,947,476
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications V.I. Fund (formerly Mercury Utilities and Telecommunications V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------

       BLACKROCK VALUE
       -------------------------------------------------------------------------
       OPPORTUNITIES V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2006

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We continued to focus on identifying companies with attractive valuations, solid fundamentals, quality management teams and catalysts for stock price appreciation.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2006, BlackRock Value Opportunities V.I. Fund's (formerly Mercury Value Opportunities V.I. Fund) Class I, Class II and Class III Shares had total returns of +12.82%, +12.67% and +12.28%, respectively. For the same period, the Russell 2000 Index returned +18.37% and the Lipper Small Cap Value Funds (Variable Products) category posted an average return of +16.22%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

  Small cap stocks posted strong returns for the year, although the favorable absolute performance obscures sharp declines that occurred over the summer months. This mid-year correction spanned all capitalization ranges, investment styles and both domestic and international markets. The retrenchment has been attributed to several factors but, for the most part, investors were concerned that the Federal Reserve Board (the Fed) may have tightened monetary policy too aggressively. Small cap stocks were particularly volatile during this time period, given their more pronounced sensitivity to changes in the overall economy.

  The mid-year correction also marked a subtle change in market leadership, both from a capitalization perspective and from a sector perspective. While small-cap, low-quality issues outperformed prior to the correction, large-cap, high-quality stocks demonstrated leadership coming out of the correction. On a calendar-year basis, small cap stocks retained their advantage over large caps, with the +18.37% return of the Russell 2000 Index outpacing the +15.79% return of the S&P 500 Index. However, small cap stocks (+9.38%) lagged large cap stocks (+12.74%) in the latter half of the year.

  With respect to sector performance, energy stocks demonstrated market leadership in the first half of the year, but weakened dramatically in the second half. The price of natural gas declined by nearly 47% in 2006 based on an uneventful hurricane season, signs of a weakening U.S. economy, and the liquidation by hedge fund Amaranth Advisors LLC of large energy positions gone awry. The price of crude oil also dropped precipitously from a high of nearly $78 per barrel in July to roughly $61 per barrel by year-end--the same level at which it started the year. These factors, combined with softness in the housing market, enabled the Fed to pause from raising interest rates without the fear of igniting inflation.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  During the 12-month period, stock selection in the financial services and consumer discretionary sectors hindered investment results. Both sectors experienced positive absolute returns, although Fund holdings in these sectors lagged when compared to companies in the benchmark Russell 2000 Index. Valassis Communications, Inc., a provider of marketing products and services, was the Fund's worst-performing stock, suffering from a troubled acquisition agreement with direct marketer ADVO, Inc. In the financial services sector, underperformance came from our holdings in insurance stocks, with particularly disappointing results from Conseco, Inc., a provider of life insurance and supplemental medical insurance. Shares of Conseco declined as performance in the long-term care business deteriorated. Performance in the financial services sector also suffered from the Fund's underweight position in the strong-performing area of real estate investment trusts (REITs). Underweighted investments and adverse stock selection in the strong-performing materials and telecommunication services sectors also hampered the Fund's relative results, as did disappointing performance from Smurfit-Stone Container Corp., a maker of paper-based packaging products.

  The Fund realized positive attribution from an overweight position and favorable stock selection in the industrials sector, led by strong results from aircraft component maker Triumph Group, Inc., which benefited from strong demand on the part of its largest customer, Boeing Co. Transportation stocks in the railroad, trucking and less-than-truckload carriers also contributed to the portfolio's investment results. Other stocks that benefited the Fund's relative performance were two information technology names--Anixter International, Inc., a provider of networking products, and Convergys Corp., a provider of business process outsourcing services.

--------------------------------------------------------------------------------

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The Fund was positioned conservatively relative to its benchmark, and we used any market weakness as an opportunity to become more aggressive in our positioning. We took advantage of lower share prices in the information technology sector and moved from a slightly underweight position to an overweighting. We initiated a position in webMethods Inc., a developer of business integration software. Shares of webMethods served as a replacement for our prior investment in FileNet Corp., a document management software provider that was acquired by International Business Machines Corp. Other technology sector changes included the addition of software company Informatica Corp. and the elimination of our investment in Commscope, Inc., a provider of cable and wiring products.

  In the industrials sector, we reduced exposure to truckload carriers based on our concern that freight volumes were starting to slow. The trucking industry is highly sensitive to changes in the overall economy, and we were seeing signs of a slowdown. Accordingly, we trimmed holdings in Swift Transportation Co., Inc. and U.S. Xpress Enterprises, Inc., and we liquidated our position in JB Hunt Transport Services, Inc. We also eliminated positions in agricultural heavy equipment company AGCO Corp., aviation equipment maker BE Aerospace, Inc. and executive search firm Heidrick & Struggles International, Inc. We also eliminated several positions in consumer staples as share prices reached our internal price targets. We sold our position in The J.M. Smucker Co., a worldwide food products manufacturer, and trimmed our exposure to another food manufacturer, Smithfield Foods, Inc.

  On balance, most portfolio changes during the period were stock-specific rather than driven by particular investment themes. One notable addition was OGE Energy Corp., a utility stock with a reasonable valuation and attractive dividend yield. We consider OGE Energy to be a company with solid management and a favorable rate base; as such, it has become the Fund's largest investment in the utility sector. We also added a significant position in oil field equipment and services provider Dresser-Rand Group, Inc., making it one of the Fund's top-10 positions at year-end. The company's products and services are integral in global energy infrastructure, an industry that has been through decades of underinvestment.

  Deletions from the list of portfolio holdings resulted from continued brisk merger-and-acquisition activity. FileNet Corp., Matrixone, Inc., CarrAmerica Realty Corp., NetIQ Corp., Maverick Tube Corp., Linens 'N Things, Inc., La Quinta Corp. and Sabre Holdings Corp. are all examples of investment positions that were eliminated as a direct result of take-over activity.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At December 31, 2006, the Fund was most overweight versus the Russell 2000 Index in financial services and energy, and most underweight in utilities and telecommunication services. The Fund's largest absolute exposure at year-end was in financial services, at about 26% of net assets, followed by information technology at 21% and industrials at nearly 17%.

  Although we remain optimistic about the prospects for small cap stocks, we acknowledge that the market is approaching a delicate juncture. The Fed hiked interest rates 17 times between June 2004 and June 2006, and the U.S. economy is showing some signs of slowing, with evidence most apparent in commentary out of the industrials and basic materials sectors. The critical question centers on how abruptly the economy will slow. The Fed interrupted its monetary tightening campaign at its August 8 meeting and remained at a pause for calendar 2006, allowing time for the economy to respond to the Fed's two-year tightening campaign. We believe the economy will experience a soft landing, and have positioned the portfolio accordingly. Merger-and-acquisition activity is expected to continue at a robust pace, and small cap stocks should continue to perform well in such an environment.

R. Elise Baum, CFA
Vice President and Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                                V.I. FUND+--CLASS I SHARES*            RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
12/96                                                                      10000                              10000
12/97                                                                      11172                              12236
12/98                                                                      10446                              11925
12/99                                                                      14013                              14460
12/00                                                                      16079                              14023
12/01                                                                      20884                              14371
12/02                                                                      15992                              11428
12/03                                                                      22755                              16828
12/04                                                                      26163                              19912
12/05                                                                      28879                              20819
12/06                                                                      32581                              24643

[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                                V.I. FUND+--CLASS II SHARES*           RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
10/23/97**                                                                 10000                              10000
12/97                                                                       8882                               9752
12/98                                                                       8304                               9503
12/99                                                                      11126                              11523
12/00                                                                      12748                              11175
12/01                                                                      16530                              11453
12/02                                                                      12587                               9107
12/03                                                                      17951                              13411
12/04                                                                      20608                              15869
12/05                                                                      22718                              16591
12/06                                                                      25596                              19639

[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                               V.I. FUND+--CLASS III SHARES*           RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
11/18/03**                                                                 10000                              10000
12/03                                                                      10695                              10692
12/04                                                                      12272                              12652
12/05                                                                      13513                              13228
12/06                                                                      15172                              15658

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
** Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +12.82%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 9.30
--------------------------------------------------------------------------
Ten Years Ended 12/31/06                                         +12.54
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +12.67%
--------------------------------------------------------------------------
Five Years Ended 12/31/06                                        + 9.14
--------------------------------------------------------------------------
Inception (10/23/97) through 12/31/06                            +10.77
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/06                                          +12.28%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/06                            +14.31
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2006                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 6.75%        +12.82%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 6.68         +12.67
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 6.63         +12.28
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          + 9.38         +18.37
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                                DURING THE PERIOD*
                                                              BEGINNING          ENDING          JULY 1, 2006 TO
                                                            ACCOUNT VALUE     ACCOUNT VALUE        DECEMBER 31,
                                                            JULY 1, 2006    DECEMBER 31, 2006          2006
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,067.50             $4.33
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,066.80             $5.10
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,066.30             $5.62
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.71             $4.23
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,019.96             $4.99
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.46             $5.49
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class I, .99% for Class II and 1.09% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Information as of December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  PERCENT OF
                   SECTOR REPRESENTATION                       TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Financials..................................................         21.3%
Information Technology......................................         15.3
Industrials.................................................         12.2
Consumer Discretionary......................................         11.1
Health Care.................................................          8.9
Energy......................................................          7.9
Materials...................................................          2.9
Consumer Staples............................................          1.6
Utilities...................................................          0.7
Telecommunication Services..................................          0.1
Other*......................................................         18.0
--------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and exchange-traded funds.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc.'s shareholders voted on the following proposals, which were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                               SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                   FOR          AGAINST        ABSTAIN
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
  BlackRock Advisors, Inc...................................    17,009,359      577,404        530,136
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
  BlackRock Advisors, Inc...................................    16,930,350      622,774        563,774
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2006
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.4%                   72,000      Curtiss-Wright Corp. ..........................  $  2,669,760
                                           301,300      EDO Corp. .....................................     7,152,862
                                            51,800      Spirit Aerosystems Holdings, Inc. Class A(a)...     1,733,746
                                           172,600      Triumph Group, Inc. ...........................     9,049,418
                                                                                                         ------------
                                                                                                           20,605,786
---------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                               5,300      Allegiant Travel Co.(a)........................       148,718
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%                      252,900      American Axle & Manufacturing Holdings,
                                                          Inc.(f)......................................     4,802,571
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.0.%                       494,100      Angiotech Pharmaceuticals, Inc.(a).............     4,059,031
                                            86,800      Applera Corp.--Celera Genomics Group(a)........     1,214,332
                                           127,500      Human Genome Sciences, Inc.(a).................     1,586,100
                                           265,600      Maxygen, Inc.(a)...............................     2,860,512
                                           180,200      NPS Pharmaceuticals, Inc.(a)...................       816,306
                                           291,800      Neurogen Corp.(a)..............................     1,736,210
                                           268,600      Vical, Inc.(a).................................     1,727,098
                                                                                                         ------------
                                                                                                           13,999,589
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.2%                      117,100      Knight Capital Group, Inc. Class A(a)..........     2,244,807
                                           233,200      WP Stewart & Co. Ltd.(f).......................     3,693,888
                                           152,100      Waddell & Reed Financial, Inc. Class A.........     4,161,456
                                                                                                         ------------
                                                                                                           10,100,151
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%                             49,600      Valspar Corp. .................................     1,370,944
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.5%                      22,100      Banner Corp. ..................................       979,914
                                           282,700      The Colonial BancGroup, Inc. ..................     7,276,698
                                            60,200      First Merchants Corp. .........................     1,636,838
                                           276,200      First Midwest Bancorp, Inc. ...................    10,683,416
                                            63,400      Greater Bay Bancorp............................     1,669,322
                                            30,750      MetroCorp Bancshares, Inc. ....................       646,980
                                            40,700      Mid-State Bancshares...........................     1,481,073
                                           148,660      Old National Bancorp...........................     2,812,647
                                            52,250      Sterling Financial Corp. ......................     1,766,572
                                            74,300      Texas Capital Bancshares, Inc.(a)..............     1,477,084
                                                                                                         ------------
                                                                                                           30,430,544
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.6%       709,100      Allied Waste Industries, Inc.(a)(f)............     8,714,839
                                           194,400      Casella Waste Systems, Inc.(a).................     2,377,512
                                            58,300      Cornell Cos., Inc.(a)..........................     1,068,639
                                            29,800      Heidrick & Struggles International, Inc.(a)....     1,262,328
                                           181,200      Tetra Tech, Inc.(a)............................     3,277,908
                                                                                                         ------------
                                                                                                           16,701,226
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.3%             164,900      ADC Telecommunications, Inc.(a)................     2,395,997
                                           820,400      Andrew Corp.(a)................................     8,392,692
                                           103,500      Dycom Industries, Inc.(a)......................     2,185,920
                                           737,000      Extreme Networks, Inc.(a)......................     3,088,030
                                           699,100      Tellabs, Inc.(a)...............................     7,172,766
                                           658,500      Westell Technologies, Inc. Class A(a)..........     1,646,250
                                                                                                         ------------
                                                                                                           24,881,655
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.8%           140,200      Chicago Bridge & Iron Co. NV(f)................     3,833,068
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.7%               764,900      Smurfit-Stone Container Corp.(a)(f)............     8,077,344
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--2.1%          1,000      Capella Education Co.(a).......................        24,250
                                           403,800      Corinthian Colleges, Inc.(a)(f)................     5,503,794
                                           191,500      Universal Technical Institute, Inc.(a).........     4,253,215
                                                                                                         ------------
                                                                                                            9,781,259
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION               81,100      Vonage Holdings Corp.(a)(f)....................       562,834
SERVICES--0.1%
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.0%                 161,600      Global Power Equipment Group, Inc.(a)..........       113,120
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                      41,200      Anixter International, Inc.(a)(f)..............  $  2,237,160
INSTRUMENTS--1.7%
                                           282,100      Ingram Micro, Inc. Class A(a)..................     5,757,661
                                                                                                         ------------
                                                                                                            7,994,821
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.5%          429,100      Dresser-Rand Group, Inc.(a)....................    10,500,077
                                           339,100      Key Energy Services, Inc.(a)...................     5,306,915
                                           159,500      Rowan Cos., Inc.(f)............................     5,295,400
                                                                                                         ------------
                                                                                                           21,102,392
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%              49,900      BJ's Wholesale Club, Inc.(a)...................     1,552,389
                                           146,600      Casey's General Stores, Inc. ..................     3,452,430
                                                                                                         ------------
                                                                                                            5,004,819
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.8%                        154,500      Smithfield Foods, Inc.(a)......................     3,964,470
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                     92,900      DexCom, Inc.(a)................................       915,994
SUPPLIES--2.5%
                                           704,700      OraSure Technologies, Inc.(a)..................     5,820,822
                                           203,400      Wright Medical Group, Inc.(a)..................     4,735,152
                                                                                                         ------------
                                                                                                           11,471,968
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                    347,100      Hooper Holmes, Inc.(a).........................     1,148,901
SERVICES--1.0%
                                            59,800      LifePoint Hospitals, Inc.(a)...................     2,015,260
                                            29,900      Odyssey HealthCare, Inc.(a)....................       396,474
                                           146,800      Tenet Healthcare Corp.(a)......................     1,023,196
                                                                                                         ------------
                                                                                                            4,583,831
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.9%               237,248      Emdeon Corp.(a)................................     2,939,503
                                           216,600      Merge Technologies, Inc.(a)(f).................     1,416,564
                                                                                                         ------------
                                                                                                            4,356,067
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.4%         37,611      Ambassadors Group, Inc. .......................     1,141,494
                                            55,400      Ambassadors International, Inc. ...............     2,527,348
                                            49,600      Bob Evans Farms, Inc. .........................     1,697,312
                                            46,100      O'Charleys, Inc.(a)............................       981,008
                                                                                                         ------------
                                                                                                            6,347,162
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.1%                   312,200      Furniture Brands International, Inc.(f)........     5,067,006
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.1%                          543,300      The BISYS Group, Inc.(a).......................     7,014,003
                                           198,000      Convergys Corp.(a).............................     4,708,440
                                            25,700      Hewitt Associates, Inc. Class A(a).............       661,775
                                             6,100      Isilon Systems, Inc.(a)........................       168,360
                                           317,400      Sapient Corp.(a)...............................     1,742,526
                                                                                                         ------------
                                                                                                           14,295,104
---------------------------------------------------------------------------------------------------------------------
INSURANCE--4.3%                             10,400      American National Insurance Co. ...............     1,186,744
                                           529,800      Conseco, Inc.(a)(f)............................    10,585,404
                                            73,300      HCC Insurance Holdings, Inc. ..................     2,352,197
                                            52,300      Harleysville Group, Inc. ......................     1,821,086
                                            51,900      IPC Holdings, Ltd. ............................     1,632,255
                                           123,500      Presidential Life Corp. .......................     2,710,825
                                                                                                         ------------
                                                                                                           20,288,511
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%            163,148      1-800-FLOWERS.COM, Inc. Class A(a).............     1,004,992
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%         342,500      CNET Networks, Inc.(a).........................     3,113,325
                                           152,300      SupportSoft, Inc.(a)...........................       834,604
                                           462,700      webMethods, Inc.(a)............................     3,405,472
                                                                                                         ------------
                                                                                                            7,353,401
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%         130,500      Leapfrog Enterprises, Inc.(a)(f)...............     1,237,140
---------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.9%       141,300      Affymetrix, Inc.(a)(f).........................     3,258,378
                                           102,900      Exelixis, Inc.(a)..............................       926,100
                                                                                                         ------------
                                                                                                            4,184,478
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
MACHINERY--2.5%                            272,900      The Timken Co. ................................  $  7,963,222
                                           229,900      Wabash National Corp. .........................     3,471,490
                                                                                                         ------------
                                                                                                           11,434,712
---------------------------------------------------------------------------------------------------------------------
MEDIA--3.7%                                 89,800      Harte-Hanks, Inc. .............................     2,488,358
                                           103,300      Playboy Enterprises, Inc. Class B(a)...........     1,183,818
                                           221,700      The Reader's Digest Association, Inc. Class
                                                          A............................................     3,702,390
                                            70,900      Scholastic Corp.(a)............................     2,541,056
                                           494,100      Valassis Communications, Inc.(a)(f)............     7,164,450
                                                                                                         ------------
                                                                                                           17,080,072
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.2%                       55,000      Reliance Steel & Aluminum Co. .................     2,165,900
                                           100,000      Steel Dynamics, Inc. ..........................     3,245,000
                                                                                                         ------------
                                                                                                            5,410,900
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.9%                      101,000      OGE Energy Corp. ..............................     4,040,000
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.8%           90,000      Cabot Oil & Gas Corp. Class A..................     5,458,500
                                           341,800      Denbury Resources, Inc.(a).....................     9,498,622
                                            31,600      Forest Oil Corp.(a)............................     1,032,688
                                           129,400      Plains Exploration & Production Co.(a)(f)......     6,150,382
                                                                                                         ------------
                                                                                                           22,140,192
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.2%               27,400      Neenah Paper, Inc. ............................       967,768
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.2%                      287,300      Medicis Pharmaceutical Corp. Class A(f)........    10,092,849
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS              162,800      Brandywine Realty Trust(f).....................     5,413,100
(REITS)--7.5%
                                           567,200      Crescent Real Estate EQT Co. ..................    11,202,200
                                            21,700      FelCor Lodging Trust, Inc. ....................       473,928
                                           746,000      Friedman Billings Ramsey Group, Inc. Class
                                                          A(f).........................................     5,968,000
                                            48,800      Healthcare Realty Trust, Inc. .................     1,929,552
                                           232,100      Lexington Corporate Properties Trust (f).......     5,203,682
                                            34,600      Omega Healthcare Investors, Inc. ..............       613,112
                                            97,900      Rayonier, Inc. ................................     4,018,795
                                                                                                         ------------
                                                                                                           34,822,369
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.8%                           34,300      Kansas City Southern(a)(f).....................       994,014
                                            82,300      Marten Transport Ltd.(a).......................     1,508,559
                                           177,100      RailAmerica, Inc.(a)...........................     2,847,768
                                            25,500      Swift Transportation Co., Inc.(a)..............       669,885
                                            58,750      US Xpress Enterprises, Inc. Class A(a).........       967,613
                                            67,400      Vitran Corp., Inc.(a)..........................     1,170,738
                                                                                                         ------------
                                                                                                            8,158,577
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR             409,200      Genesis Microchip, Inc.(a).....................     4,149,288
EQUIPMENT--1.5%
                                           187,600      Zoran Corp.(a).................................     2,735,208
                                                                                                         ------------
                                                                                                            6,884,496
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.7%                             678,600      Agile Software Corp.(a)........................     4,173,390
                                           367,000      Bottomline Technologies, Inc.(a)...............     4,202,150
                                           138,400      Informatica Corp.(a)...........................     1,689,864
                                           499,700      InterVoice, Inc.(a)............................     3,827,702
                                         1,145,700      Novell, Inc.(a)................................     7,103,340
                                            26,600      Progress Software Corp.(a).....................       742,938
                                                                                                         ------------
                                                                                                           21,739,384
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%                     429,400      Foot Locker, Inc.(f)...........................     9,416,742
                                           341,200      RadioShack Corp. ..............................     5,725,336
                                                                                                         ------------
                                                                                                           15,142,078
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                   5,100      Heelys, Inc.(a)................................       163,761
GOODS--0.0%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2006 (continued)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY                                      HELD                       COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.8%            44,200      Anchor Bancorp Wisconsin, Inc. ................  $  1,273,844
                                            96,500      Dime Community Bancshares, Inc. ...............     1,351,965
                                            57,000      Fidelity Bankshares, Inc. .....................     2,261,190
                                            28,000      FirstFed Financial Corp.(a)....................     1,875,160
                                           100,100      Franklin Bank Corp.(a).........................     2,056,054
                                           183,400      Webster Financial Corp. .......................     8,935,248
                                                                                                         ------------
                                                                                                           17,753,461
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                        210,400      United Rentals, Inc.(a)........................     5,350,472
DISTRIBUTORS--1.1%
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS
                                                        (COST--$421,771,070)--95.5%....................   444,846,062
---------------------------------------------------------------------------------------------------------------------
                                                                          WARRANTS(C)
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.6%                       57,000      UBS Zero Strike OTC 144a(g)
                                                          (expires 4/30/2007)..........................     3,028,410
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL WARRANTS
                                                        (COST--$2,888,906)--0.6%.......................     3,028,410
---------------------------------------------------------------------------------------------------------------------
                                                                     EXCHANGE-TRADED FUNDS
---------------------------------------------------------------------------------------------------------------------
                                            23,200      iShares Dow Jones US Real Estate Index
                                                          Fund(f)......................................     1,944,856
                                            69,200      iShares Russell 2000 Index Fund(f).............     5,403,136
                                           113,800      iShares Russell Microcap Index Fund(f).........     6,657,300
                                            30,300      iShares S&P SmallCap 600/BARRA Value Index
                                                          Fund(f)......................................     2,282,802
                                            42,800      PowerShares Zacks Micro Cap Portfolio..........       763,980
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL EXCHANGE-TRADED FUNDS
                                                        (COST--$15,290,227)--3.7%......................    17,052,074
---------------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                        INTEREST                     SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                       $ 1,465,901      BlackRock Liquidity Series, LLC Cash Sweep
                                                          Series, 5.26%(b)(d)..........................     1,465,901
                                        80,057,900      BlackRock Liquidity Series, LLC Money Market
                                                          Series, 5.29%(b)(d)(e).......................    80,057,900
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL SHORT-TERM SECURITIES
                                                        (COST--$81,523,801)--17.5%.....................    81,523,801
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS
                                                        (COST--$521,474,004*)--117.3%..................   546,450,347
                                                        LIABILITIES IN EXCESS OF OTHER
                                                        ASSETS--(17.3%)................................   (80,495,585)
                                                                                                         ------------
                                                        NET ASSETS--100.0%.............................  $465,954,762
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2006 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $524,733,006
                                                              ============
Gross unrealized appreciation...............................  $ 49,373,572
Gross unrealized depreciation...............................   (27,656,231)
                                                              ------------
Net unrealized appreciation.................................  $ 21,717,341
                                                              ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                      ACTIVITY      INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $(9,101,102)  $241,385
BlackRock Liquidity Series, LLC Money Market Series.........  $27,667,153   $184,716
------------------------------------------------------------------------------------

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)  Represents the current yield as of December 31, 2006.

(e)  Security was purchased with the cash proceeds from securities loans.

(f)  Security, or a portion of security, is on loan.

(g) The security may be offered to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of December 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $76,623,771) (identified
  cost--$439,950,203).......................................                 $464,926,546
Investments in affiliated securities, at value (identified
  cost--$81,523,801)........................................                   81,523,801
Cash........................................................                       95,399
Receivables:
  Dividends.................................................  $   343,501
  Capital shares sold.......................................       57,791
  Securities sold...........................................       10,169
  Securities lending........................................        7,543         419,004
                                                              -----------
Prepaid expenses and other assets...........................                       18,890
                                                                             ------------
Total assets................................................                  546,983,640
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   80,057,900
Payables:
  Capital shares redeemed...................................      494,799
  Investment adviser........................................      280,561
  Securities purchased......................................      103,128
  Other affiliates..........................................        5,817
  Distributor...............................................        3,446         887,751
                                                              -----------
Accrued expenses............................................                       83,227
                                                                             ------------
Total liabilities...........................................                   81,028,878
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $465,954,762
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,892,727
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       64,197
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      386,551
Paid-in capital in excess of par............................                  431,330,063
Undistributed realized capital gains--net...................  $ 7,304,881
Unrealized appreciation--net................................   24,976,343
                                                              -----------
Total accumulated earnings--net.............................                   32,281,224
                                                                             ------------
NET ASSETS..................................................                 $465,954,762
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $443,152,990 and 18,927,270
  shares outstanding........................................                 $      23.41
                                                                             ============
Class II--Based on net assets of $14,991,469 and 641,966
  shares outstanding........................................                 $      23.35
                                                                             ============
Class III--Based on net assets of $7,810,303 and 3,865,506
  shares outstanding........................................                 $       2.02
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Operations for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $4,003 foreign withholding tax)...........                $  5,087,161
Interest from affiliates....................................                     241,385
Securities lending--net.....................................                     184,716
                                                                            ------------
Total income................................................                   5,513,262
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $3,744,503
Accounting services.........................................     184,640
Custodian fees..............................................      84,171
Printing and shareholder reports............................      63,256
Professional fees...........................................      39,678
Distribution fees--Class III................................      39,309
Directors' fees and expenses................................      29,554
Distribution fees--Class II.................................      23,866
Transfer agent fees--Class I................................       4,689
Pricing services............................................       1,381
Transfer agent fees--Class II...............................         160
Transfer agent fees--Class III..............................         152
Other.......................................................      16,329
                                                              ----------
Total expenses..............................................                   4,231,688
                                                                            ------------
Investment income--net......................................                   1,281,574
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                  80,831,231
Change in unrealized appreciation on investments--net.......                 (19,994,108)
                                                                            ------------
Total realized and unrealized gain--net.....................                  60,837,123
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 62,118,697
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,281,574   $  1,471,607
Realized gain--net..........................................    80,831,231     88,023,983
Change in unrealized appreciation--net......................   (19,994,108)   (41,646,706)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    62,118,697     47,848,884
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,210,266)    (1,273,580)
  Class II..................................................       (17,203)       (18,731)
  Class III.................................................       (59,375)      (173,610)
Realized gain--net:
  Class I...................................................   (76,462,800)   (67,149,642)
  Class II..................................................    (2,592,602)    (2,273,489)
  Class III.................................................    (9,914,947)   (10,570,385)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (90,257,193)   (81,459,437)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (32,677,427)   (51,768,793)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (60,815,923)   (85,379,346)
Beginning of year...........................................   526,770,685    612,150,031
                                                              ------------   ------------
End of year*................................................  $465,954,762   $526,770,685
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................            --   $      5,270
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2006        2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  24.93    $  26.17    $  25.60    $  18.09    $  25.08
                                                           --------    --------    --------    --------    --------
Investment income (loss)--net**..........................       .07         .07          --+        .02        (.02)
Realized and unrealized gain (loss)--net.................      3.12        2.58        3.83        7.67       (5.84)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      3.19        2.65        3.83        7.69       (5.86)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.08)       (.07)         --        (.02)         --
  Realized gain--net.....................................     (4.63)      (3.82)      (3.26)       (.16)      (1.13)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (4.71)      (3.89)      (3.26)       (.18)      (1.13)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  23.41    $  24.93    $  26.17    $  25.60    $  18.09
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    12.82%      10.38%      14.98%      42.91%     (23.76%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .84%        .84%        .83%        .83%        .84%
                                                           ========    ========    ========    ========    ========
Investment income (loss)--net............................      .27%        .28%       (.01%)       .08%       (.11%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $443,153    $482,681    $583,301    $601,270    $460,279
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    72.37%      79.65%      82.36%      64.35%      76.33%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                         --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            --------------------------------------------------------
FINANCIAL STATEMENTS.                                      2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  24.87    $  26.11    $  25.55    $  18.08    $  25.05
                                                         --------    --------    --------    --------    --------
Investment income (loss)--net**........................       .03         .04        (.04)       (.02)       (.06)
Realized and unrealized gain (loss)--net...............      3.11        2.57        3.82        7.65       (5.82)
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................      3.14        2.61        3.78        7.63       (5.88)
                                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................      (.03)       (.03)         --          --          --
  Realized gain--net...................................     (4.63)      (3.82)      (3.22)       (.16)      (1.09)
                                                         --------    --------    --------    --------    --------
Total dividends and distributions......................     (4.66)      (3.85)      (3.22)       (.16)      (1.09)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  23.35    $  24.87    $  26.11    $  25.55    $  18.08
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................    12.67%      10.24%      14.80%      42.62%     (23.86%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .99%        .99%        .98%        .98%        .99%
                                                         ========    ========    ========    ========    ========
Investment income (loss)--net..........................      .12%        .14%       (.16%)      (.08%)      (.26%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $ 14,991    $ 16,489    $ 18,360    $ 18,313    $ 16,172
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................    72.37%      79.65%      82.36%      64.35%      76.33%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                -------------------------------------------------------------------
                                                            FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   DECEMBER 31,                       FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   -------------------------------------------     NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                            2006              2005              2004      TO DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  5.97           $  9.00           $ 10.68          $ 10.00
                                                -------           -------           -------          -------
Investment income (loss)--net**...............       --++             .01                --++            .01
Realized and unrealized gain--net.............      .73               .84              1.57              .68
                                                -------           -------           -------          -------
Total from investment operations..............      .73               .85              1.57              .69
                                                -------           -------           -------          -------
Less dividends and distributions:
  Investment income--net......................     (.05)             (.06)               --             (.01)
  Realized gain--net..........................    (4.63)            (3.82)            (3.25)              --
                                                -------           -------           -------          -------
Total dividends and distributions.............    (4.68)            (3.88)            (3.25)            (.01)
                                                -------           -------           -------          -------
Net asset value, end of period................  $  2.02           $  5.97           $  9.00          $ 10.68
                                                =======           =======           =======          =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share............   12.28%            10.11%            14.75%            6.95%+++
                                                =======           =======           =======          =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................    1.08%             1.09%             1.07%            1.08%***
                                                =======           =======           =======          =======
Investment income (loss)--net.................    (.02%)             .11%             (.18%)            .36%***
                                                =======           =======           =======          =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......  $ 7,810           $27,600           $10,489          $    61
                                                =======           =======           =======          =======
Portfolio turnover............................   72.37%            79.65%            82.36%           64.35%
                                                =======           =======           =======          =======
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

***  Annualized.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

+++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

On September 29, 2006, FAM Variable Series Funds, Inc. and Mercury Value Opportunities V.I. Fund were renamed BlackRock Variable Series Funds, Inc. (the "Company") and BlackRock Value Opportunities V.I. Fund (the "Fund"), respectively. The Company is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------

affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the

--------------------------------------------------------------------------------

event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

  In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

  On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2006 the Fund lent securities with a value of $3,199,587 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $79,313 in securities lending agent fees from the Fund.

  Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Ser-

--------------------------------------------------------------------------------

vices, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

  For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $8,078 and $2,256, respectively, for certain accounting services.

  In addition, MLPF&S received $117,206 in commissions on the execution of portfolio security transactions for the Fund for year ended December 31, 2006.

  Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.
  Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $358,136,511 and $463,184,436, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $32,677,427 and $51,768,793 for the years ended December 31, 2006 and December 31, 2005, respectively.
Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for Year Ended                           Dollar
December 31, 2006                         Shares        Amount
------------------------------------------------------------------
Shares sold...........................     509,548   $  13,346,070
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   3,240,760      77,673,066
                                        ----------   -------------
Total issued..........................   3,750,308      91,019,136
Shares redeemed.......................  (4,184,475)   (109,681,176)
                                        ----------   -------------
Net decrease..........................    (434,167)  $ (18,662,040)
                                        ==========   =============
------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     585,685   $  15,354,126
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,742,439      68,423,222
                                       ----------   -------------
Total issued.........................   3,328,124      83,777,348
Shares redeemed......................  (6,259,839)   (159,779,725)
                                       ----------   -------------
Net decrease.........................  (2,931,715)  $ (76,002,377)
                                       ==========   =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                           Shares      Amount
-----------------------------------------------------------------
Shares sold..............................     1,315   $    35,689
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................   109,155     2,609,805
                                           --------   -----------
Total issued.............................   110,470     2,645,494
Share redeemed...........................  (131,434)   (3,461,480)
                                           --------   -----------
Net decrease.............................   (20,964)  $  (815,986)
                                           ========   ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                           Shares      Amount
-----------------------------------------------------------------
Shares sold..............................     3,155   $    82,155
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................    92,100     2,292,220
                                           --------   -----------
Total issued.............................    95,255     2,374,375
Shares redeemed..........................  (135,390)   (3,513,149)
                                           --------   -----------
Net decrease.............................   (40,135)  $(1,138,774)
                                           ========   ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2006                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   2,628,990   $ 17,072,832
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   3,367,429      9,974,322
                                        ----------   ------------
Total issued..........................   5,996,419     27,047,154
Shares redeemed.......................  (6,755,328)   (40,246,555)
                                        ----------   ------------
Net decrease..........................    (758,909)  $(13,199,401)
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................  1,803,964   $15,582,125
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................  1,764,019    10,743,995
                                          ---------   -----------
Total issued............................  3,567,983    26,326,120
Shares redeemed.........................   (109,522)     (953,762)
                                          ---------   -----------
Net increase............................  3,458,461   $25,372,358
                                          =========   ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

------------------------------------------------------------------
                                         12/31/2006    12/31/2005
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $44,698,754   $34,672,579
 Net long-term capital gains...........   45,558,439    46,786,858
                                         -----------   -----------
Total taxable distributions............  $90,257,193   $81,459,437
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $ 4,737,489
Undistributed long-term capital gains--net..........    5,826,394
                                                      -----------
Total undistributed earnings--net...................   10,563,883
Capital loss carryforward...........................           --
Unrealized gains--net...............................   21,717,341*
                                                      -----------
Total accumulated earnings--net.....................  $32,281,224
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") (formerly FAM Variable Series Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------

BLACKROCK INVESTMENT ADVISORY AGREEMENTS--MATTERS CONSIDERED BY THE BOARD

  The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Company and is the discussion referred to in "New BlackRock Sub-Advisory Agreements--Matters Considered by the Board" and "Approvals to Correct Fee Schedules" below. The term "Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

  In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between each Fund (or several Funds) and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each New Investment Advisory Agreement is approved by the applicable Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

  The Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreements at a meeting held on June 1, 2006.

  To assist the Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the June 1, 2006 meeting. In addition, the independent directors consulted with their counsel and the Funds' counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

  At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April, May and June 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

  In connection with the Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

   -- that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;

   -- that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

   -- that the Funds should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

   -- that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

   -- that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

   -- that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

--------------------------------------------------------------------------------

  The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

   -- the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

   -- the potential for expanding distribution of Fund shares through improved access to third party distribution;

   -- the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

   --   the compliance policies and procedures of BlackRock Advisors;

   -- the terms and conditions of the New Investment Advisory Agreements, including the fact that for each Fund, the schedule of total advisory fees will not increase by virtue of its New Investment Advisory Agreement, but will remain the same;

   -- that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for each Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

   -- that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

  Certain of these considerations are discussed in more detail below.

  In its review of each New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

  In the period prior to the Board meetings to consider the renewal or initial approval of each Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund's Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, allocation of any Fund brokerage fees, the Fund's portfolio turnover statistics (though they generally did not consider such statistics for Domestic Money Market V.I. or Index 500 V.I. Funds), and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

  In their deliberations, the directors considered information received in connection with their most recent continuation or initial approval of each Current Investment Advisory Agreement, in addition to information provided by BlackRock

--------------------------------------------------------------------------------

and BlackRock Advisors in connection with their evaluation of the terms and conditions of the agreement. The directors did not identify any particular information that was all-important or controlling. The directors evaluated all information available to them on a fund by fund basis, and their determinations were made separately in respect of each Fund. The directors, including a majority of the independent directors, concluded that the terms of each Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

  NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared each Fund's performance--both including and excluding the effects of fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

  In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of certain Funds after the closing of the Transaction.

  The directors were given information with respect to the potential benefits to each Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

  The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

  Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Fund under its New Investment Advisory Agreement were expected to be as good or better than that provided under its Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Fund under its New Investment Advisory Agreement.

  COSTS OF SERVICES PROVIDED AND PROFITABILITY. It was noted that, in conjunction with the recent review of each Fund's Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory fees and the effects of any fee waivers--compared to the other funds in its Lipper category. They also compared each Fund's total expenses to those of other comparable funds. The informa-

--------------------------------------------------------------------------------

tion showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. For each Fund other than Mercury Utility & Telecommunication V.I. Fund and Mercury American Balanced V.I. Fund, for which there were no comparable BlackRock funds, the Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each such Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to such Funds, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

  In evaluating the costs of the services to be provided by BlackRock Advisors under each New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for any Fund's advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with each Fund.

  The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

  FEES AND ECONOMIES OF SCALE. The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Fund appropriately participated in these economies of scale.

  In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's New Investment Advisory Agreement is substantially similar to its corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for each Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

  FALL-OUT BENEFITS. The directors considered whether the Funds would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Funds. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using a Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

  INVESTMENT PERFORMANCE. The directors considered investment performance for each Fund. The directors compared each Fund's performance--both including and excluding the effects of the Fund's fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed each Fund's performance was satisfactory. For each Fund other than Mercury Utility & Telecommunication V.I. Fund and Mercury American Balanced V.I. Fund, for which there were no comparable BlackRock funds, the directors took into account the investment performance of

--------------------------------------------------------------------------------

funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance in certain Funds including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

  CONCLUSION. After the independent directors of the Funds deliberated in executive session, the entire Board, including the independent directors, approved each Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of Fund shareholders. In approving each New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

CONTINGENT BLACKROCK SUB-ADVISORY AGREEMENTS--MATTERS CONSIDERED BY THE BOARD

  At the telephonic and in-person meetings held during April, May and June 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreements, the Board, including the independent directors, also discussed and approved contingent sub-advisory agreements (the "Contingent Sub-Advisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). Each Contingent Sub-Advisory Agreement is intended to ensure that a Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreements, therefore, would be contingent on further Board approval after shareholder approval. Pursuant to each Contingent Sub-Advisory Agreement, a Fund's BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreements.

  In making its approval at the June in-person meeting, the Board considered the Contingent Sub-Advisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreements the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rates provided in the Contingent Sub-Advisory Agreements, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by a Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by a Fund to the Investment Adviser.

  After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreements were in the best interests of shareholders.

NEW BLACKROCK SUB-ADVISORY AGREEMENTS--MATTERS CONSIDERED BY THE BOARD

  At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and the following affiliates (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"):

   -- BlackRock Financial Management, Inc. ("BFM"), with respect to each of Balanced Capital V.I. Fund (formerly

--------------------------------------------------------------------------------

        American Balanced V.I. Fund), Bond V.I. Fund (formerly Core Bond V.I.
        Fund), Government Income V.I. Fund (formerly Government Bond V.I. Fund) and High Income V.I. Fund (formerly High Current Income V.I. Fund). Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BFM receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from Balanced Capital V.I. Fund and 59% of the advisory fee received by BlackRock Advisors from each of Bond V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund.

   -- BlackRock Investment Management, LLC ("BIM"), with respect to each of Balanced Capital V.I. Fund, Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, Global Allocation V.I. Fund, S&P 500 Index V.I. Fund (formerly Index V.I. Fund), Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIM receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from each of Balanced Capital V.I. Fund and Global Allocation V.I. Fund and 74% of the advisory fee received by BlackRock Advisors from each of Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund.

   -- BlackRock Asset Management U.K. Limited ("BAM UK"), with respect to Global Allocation V.I. Fund. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BAM UK receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from Global Allocation V.I. Fund.

   -- BlackRock Institutional Management Corporation ("BIMC"), with respect to Money Market V.I. Fund (formerly Domestic Money Market V.I. Fund). Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIMC receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from Money Market V.I. Fund.

   -- BlackRock Investment Management International Limited ("BIMIL"), with respect to International Value V.I. Fund. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIMIL receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from International Value V.I. Fund.

  Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement between the Company on behalf of each Fund and BlackRock Advisors (the "New Investment Advisory Agreement"), in the form approved by Fund shareholders, became effective.

  BlackRock Advisors pays the Sub-Advisers out of its own resources, and there is no increase in the expenses of any Fund as a result of the BlackRock Sub-Advisory Agreements.

  In approving each BlackRock Sub-Advisory Agreement at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement on June 1, 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rates provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Fund and for oversight of each Fund's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to each pertinent Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by any Fund as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the pertinent Sub-Adviser(s) to receive a fee at an annual rate equal to the percentage of the advisory fee paid by each Fund to BlackRock Advisors, as set forth above.

  After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each

--------------------------------------------------------------------------------

Black Rock Sub-Advisory Agreement was in the best interests of each pertinent Fund's shareholders.

APPROVALS TO CORRECT FEE SCHEDULES

  As discussed above, at a meeting on June 1, 2006, the Board, including the independent directors, approved the New Investment Advisory Agreement between the Company on behalf of each Fund and BlackRock Advisors. The New Investment Advisory Agreement, as approved by the Board, contained an advisory fee schedule for each Fund that was the same as the fee schedule set forth in each Fund's investment advisory agreement in effect at that time (each, a "Current Investment Advisory Agreement"). At a shareholder meeting on August 15, 2006, the shareholders of each Fund approved a new investment advisory agreement between the Company and BlackRock Advisors, but with the incorrect advisory fee schedules for certain Funds. The proxy statement sent to Fund shareholders in connection with the shareholder meeting (the "Proxy Statement") stated in several places that the advisory fees payable by each Fund under the New Investment Advisory Agreement would be the same as the fees payable under the Fund's Current Investment Advisory Agreement. However, subsequent to the shareholder meeting, it was discovered that the advisory fee schedule for Large Cap Value V.I. Fund was incorrectly presented in an appendix in the Proxy Statement as lower than the fee schedule then in effect. Additionally, the advisory fee schedules for Core Bond V.I. Fund, High Current Income V.I. Fund and Domestic Money Market V.I. Fund incorrectly omitted either breakpoint calculation information or breakpoint schedules.

  At a September 21, 2006 meeting, the Board reviewed and reaffirmed their considerations made in connection with their approval, at the June 2006 meeting, of the New Investment Advisory Agreement on behalf of Large Cap Value V.I. Fund with the correct, higher fee schedule. After discussion, the Directors, and separately the non-interested directors present in person at the meeting, then ratified and approved their action taken at the June 2006 meeting with respect to the New Investment Advisory Agreement on behalf of Large Cap Value V.I. Fund and reapproved the New Investment Advisory Agreement on behalf of Large Cap Value V.I. Fund and the correct fee schedule contained therein. In reapproving the New Investment Advisory Agreement and the correct fee rate, the Board considered of primary importance the fact that it was always intended to maintain the advisory fee at its existing level without any change. The Board also noted that it was only due to the errors in the Proxy Statement that BlackRock Advisors will be paid at the lower fee rate with respect to Large Cap Value V. I. Fund until shareholders of the Large Cap Value V.I. Fund approve the New Investment Advisory Agreement and the correct fee rate for Large Cap Value V.I. Fund. The Board also authorized resubmission of the New Investment Advisory Agreement to shareholders of Large Cap Value V.I. Fund for their approval.

  At the September 21, 2006 meeting, the Board also considered ratification and approval of the investment advisory agreement between the Company on behalf of Large Cap Value V.I. Fund and BlackRock Advisors in the form approved by shareholders with the lower, incorrect advisory fee schedule, until such time as a new investment advisory agreement with the correct, higher fee schedule is subsequently approved by shareholders. After discussion, the Directors, and separately the non-interested Directors present in person at the meeting, ratified and approved the investment advisory agreement on behalf of Large Cap Value V.I. Fund in the form approved by shareholders, with the payment of fees to BlackRock Advisors based upon the lower fee rate for the Large Cap Value V.I. Fund under the investment advisory agreement in the form approved by shareholders, until shareholders of Large Cap Value V.I. Fund approve a new investment advisory agreement with the correct fee schedule.

  The Board also considered ratification and approval of an investment advisory agreement between BlackRock Advisors and the Company on behalf of Core Bond V.I. Fund, High Current Income V.I. Fund and Domestic Money Market V.I. Fund in the form approved by shareholders with advisory fee schedules that incorrectly omitted breakpoint calculation information or breakpoint schedules. The Board also considered approval of amendments to the New Investment Advisory Agreement between BlackRock Advisors and the Company on behalf of Core Bond V.I. Fund, High Current Income V.I. Fund and Domestic Money Market V.I. Fund in the form approved by shareholders to reduce the advisory fee schedule for each of those Funds to the correct fee schedule with breakpoint calculation information and/or breakpoint schedules, as applicable, previously approved by the Board at the June 2006 meeting. After discussion, the Directors, and separately the non-interested Directors present in person at the meeting, (a) ratified and approved an investment advisory agreement on behalf of Core Bond V.I. Fund, High Current Income V.I. Fund and Domestic Money Market V.I. Fund in the form approved by shareholders, with the payment of fees to BlackRock Advisors based upon the incorrect advisory fee schedules that were approved by shareholders and
(b) approved amendments to the New Investment Advisory Agreement between BlackRock

--------------------------------------------------------------------------------

Advisors and the Company on behalf of those Funds to reduce the advisory fee schedule for each of those Funds to the correct fee schedule.

  The Directors also discussed the BlackRock Sub-Advisory Agreements between BlackRock Advisors and BFM with respect to Core Bond V.I. Fund and High Current Income V.I. Fund, BIMC with respect to Domestic Money Market V.I. Fund and BIM with respect to the Large Cap Value V.I. Fund. The Directors reviewed and reaffirmed their considerations in connection with their approval of the BlackRock Sub-Advisory Agreements at the August 22-23, 2006 meeting. The Directors, and separately the non-interested Directors present in person at the meeting, then ratified and approved the BlackRock Sub-Advisory Agreements with respect to Core Bond V.I. Fund, High Current Income V.I. Fund, Domestic Money Market V.I. Fund and Large Cap Value V.I. Fund as previously approved at the August 22-23, 2006 meeting.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                              FUNDS AND
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND         TIME SERVED                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*        President and     2005 to present   Vice Chairman and Director of BlackRock,    122 Funds 168
P.O. Box 9011               Director                            Inc., Global Chief Investment Officer for     Portfolios
Princeton, NJ 08543-9011                                        Equities, Chairman of the BlackRock
Age: 52                                                         Retail Operating Committee, and member of
                                                                the BlackRock Executive Committee since
                                                                2006; President of the Funds advised by
                                                                Merrill Lynch Investment Managers, L.P.
                                                                ("MLIM") and its affiliates ("MLIM/FAM-
                                                                advised funds") from 2005 to 2006 and
                                                                Chief Investment Officer thereof from
                                                                2001 to 2006; President of MLIM and Fund
                                                                Asset Management, L.P. ("FAM") from 2001
                                                                to 2006; Co-Head (Americas Region)
                                                                thereof from 2000 to 2001 and Senior Vice
                                                                President from 1999 to 2001; President
                                                                and Director of Princeton Services, Inc.
                                                                ("Princeton Services") and President of
                                                                Princeton Administrators, L.P.
                                                                ("Princeton Administrators") from 2001 to
                                                                2006; Chief Investment Officer of
                                                                OppenheimerFunds, Inc. in 1999 and
                                                                Executive Vice President thereof from
                                                                1991 to 1999.

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Robert C. Doll, Jr.*           None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 52

--------------------------------------------------------------------------------
* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                              FUNDS AND
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**         Director          2002 to present   Director, The China Business Group, Inc.       37 Funds
P.O. Box 9095                                                   since 1996 and Executive Vice President     57 Portfolios
Princeton, NJ 08543-9095                                        thereof from 1996 to 2003; Chairman of
Age: 62                                                         the Board, Berkshire Holding Corporation
                                                                since 1980; Partner, Squire, Sanders &
                                                                Dempsey from 1980 to 1993.
--------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot            Director          2005 to present   Professor, Harvard University since 1992;      37 Funds
P.O. Box 9095                                                   Professor, Massachusetts Institute of       57 Portfolios
Princeton, NJ 08543-9095                                        Technology from 1986 to 1992.
Age: 49
--------------------------------------------------------------------------------------------------------------------------

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
James H. Bodurtha**            None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 62

-----------------------------------------------------------
Kenneth A. Froot               None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 49
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                              FUNDS AND
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Joe Grills**                  Director        1994 to present   Member of the Committee of Investment of       37 Funds
P.O. Box 9095                                                   Employee Benefit Assets of the              57 Portfolios
Princeton, NJ 08543-9095                                        Association of Financial Professionals
Age: 71                                                         ("CIEBA") since 1986; Member of CIEBA's
                                                                Executive Committee since 1988 and its
                                                                Chairman from 1991 to 1992; Assistant
                                                                Treasurer of International Business
                                                                Machines Corporation ("IBM") and Chief
                                                                Investment Officer of IBM Retirement
                                                                Funds from 1986 to 1993; Member of the
                                                                Investment Advisory Committee of the
                                                                State of New York Common Retirement Fund
                                                                from 1989 to 2006; Member of the
                                                                Investment Advisory Committee of the
                                                                Howard Hughes Medical Institute from 1997
                                                                to 2000; Director, Duke University
                                                                Management Company from 1992 to 2004,
                                                                Vice Chairman thereof from 1998 to 2004,
                                                                and Director Emeritus thereof since 2004;
                                                                Director, LaSalle Street Fund from 1995
                                                                to 2001; Director, Kimco Realty
                                                                Corporation since 1997; Member of the
                                                                Investment Advisory Committee of the
                                                                Virginia Retirement System since 1998,
                                                                Vice Chairman thereof from 2002 to 2005,
                                                                and Chairman thereof since 2005;
                                                                Director, Montpelier Foundation since
                                                                1998 and its Vice Chairman from 2000 to
                                                                2006, Chairman, thereof, since 2006;
                                                                Member of the Investment Committee of the
                                                                Woodberry Forest School since 2000;
                                                                Member of the Investment Committee of the
                                                                National Trust for Historic Preservation
                                                                since 2000.
--------------------------------------------------------------------------------------------------------------------------
Herbert I. London             Director        2002 to present   Professor Emeritus, New York University        37 Funds
P.O. Box 9095                                                   since 2005; John M. Olin Professor of       57 Portfolios
Princeton, NJ 08543-9095                                        Humanities, New York University from 1993
Age: 67                                                         to 2005, and Professor thereof from 1980
                                                                to 2005; President, Hudson Institute
                                                                since 1997 and Trustee thereof since
                                                                1980; Dean, Gallatin Division of New York
                                                                University from 1976 to 1993;
                                                                Distinguished Fellow, Herman Kahn Chair,
                                                                Hudson Institute from 1984 to 1985;
                                                                Chairman of the Board of Directors of
                                                                Vigilant Research, Inc. since 2006;
                                                                Member of the Board of Directors for
                                                                Grantham University since 2006; Director
                                                                of AIMS since 2006; Director of Reflex
                                                                Security since 2006; Director of
                                                                InnoCentive, Inc. since 2006; Director of
                                                                Cerego, LLC since 2005; Director, Damon
                                                                Corp. from 1991 to 1995; Overseer, Center
                                                                for Naval Analyses from 1983 to 1993.
--------------------------------------------------------------------------------------------------------------------------

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Joe Grills**               Kimco Realty
P.O. Box 9095               Corporation
Princeton, NJ 08543-9095
Age: 71

---------------------------------------------------------------------------------------------
Herbert I. London              None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 67

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                              FUNDS AND
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo           Director        2002 to present   Shareholder, Modrall, Sperling, Roehl,         37 Funds
P.O. Box 9095                                                   Harris & Sisk, P.A. since 1993;             57 Portfolios
Princeton, NJ 08543-9095                                        President, American Bar Association from
Age: 64                                                         1995 to 1996 and Member of the Board of
                                                                Governors thereof from 1994 to 1997;
                                                                Shareholder, Poole, Kelly and Ramo,
                                                                Attorneys at Law P.C. from 1977 to 1993;
                                                                Director of ECMC Group (service provider
                                                                to students, schools and lenders) since
                                                                2001; Director, United New Mexico Bank
                                                                (now Wells Fargo) from 1983 to 1988;
                                                                Director, First National Bank of New
                                                                Mexico (now Wells Fargo) from 1975 to
                                                                1976; Vice President, American Law
                                                                Institute since 2004.
--------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.        Director        1997 to present   Principal of STI Management (investment        37 Funds
P.O. Box 9095                                                   adviser) from 1994 to 2005; Chairman and    57 Portfolios
Princeton, NJ 08543-9095                                        CEO of Salomon Brothers Asset Management
Age: 70                                                         Inc. from 1992 to 1995; Chairman of
                                                                Salomon Brothers Equity Mutual Funds from
                                                                1992 to 1995; regular columnist with
                                                                Forbes Magazine from 1992 to 2002;
                                                                Director of Stock Research and U.S.
                                                                Equity Strategist at Salomon Brothers
                                                                Inc. from 1975 to 1991; Trustee,
                                                                Commonfund from 1980 to 2001.

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Roberta Cooper Ramo            None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 64
--------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.         None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 70

--------------------------------------------------------------------------------
* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
** Co-Chairman of the Board of Directors and the Audit Committee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

FUND OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice President    1993 to present and 1999   Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011             and Treasurer            to present          Managing Director of Merrill Lynch Investment
Princeton, NJ 08543-9011                                               Managers, L.P. ("MLIM") and Fund Asset
Age: 46                                                                Management, L.P. ("FAM") in 2006; First Vice
                                                                       President of MLIM and FAM from 1997 to 2005 and
                                                                       Treasurer thereof from 1999 to 2006; Vice
                                                                       President of MLIM and FAM from 1990 to 1997.
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Anderson      Vice President         2002 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 2000 to 2006 and Vice President of
Princeton, NJ 08543-9011                                               MLIM from 1994 to 2000; Associate Portfolio
Age: 48                                                                Manager of MLIM since 1998 and Research Analyst
                                                                       of MLIM from 1993 to 1998.
-----------------------------------------------------------------------------------------------------------------------
R. Elise Baum             Vice President         1999 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director of MLIM from 2000 to 2006;
Princeton, NJ 08543-9011                                               First Vice President of MLIM from 1999 to 2000,
Age: 46                                                                Director of MLIM from 1997 to 1999; Vice
                                                                       President from 1995 to 1997.
-----------------------------------------------------------------------------------------------------------------------
Thomas E. Burke           Vice President         2006 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 1998 to 2006.
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------------------------------------------------
Dan Chamby                Vice President         2006 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 2000 to 2006; Vice President of
Princeton, NJ 08543-9011                                               MLIM from 1993 to 2000.
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian         Vice President         2005 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 1999 to 2006.
Princeton, NJ 08543-9011
Age: 39
-----------------------------------------------------------------------------------------------------------------------
James A. Macmillan        Vice President         2001 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director of MLIM from 2000 to 2006;
Princeton, NJ 08543-9011                                               Director (Equity Fund Management) of an
Age: 41                                                                affiliate of MLIM from 1993 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Robert J. Martorelli      Vice President         2002 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director of MLIM from 2000 to 2006;
Princeton, NJ 08543-9011                                               First Vice President of MLIM from 1997 to 2000.
Age: 49
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Rendino          Vice President         1998 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director of MLIM from 2000 to 2006;
Princeton, NJ 08543-9011                                               First Vice President of MLIM from 1998 to 2000;
Age: 40                                                                Vice President of MLIM from 1997 to 1998.
-----------------------------------------------------------------------------------------------------------------------
Jeffrey L. Russo          Vice President         2005 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 2004 to 2006; Vice President of
Princeton, NJ 08543-9011                                               MLIM from 1994 to 2004.
Age: 39
-----------------------------------------------------------------------------------------------------------------------
Kurt Schansinger          Vice President         1998 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director of MLIM from 2000 to 2006;
Princeton, NJ 08543-9011                                               Director (Equities) of MLIM from 1997 to 2000.
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman        Vice President         2001 to present       Managing Director of BlackRock, Inc. since 2006;
P.O. Box 9011                                                          Managing Director (Equities) of MLIM from 2000
Princeton, NJ 08543-9011                                               to 2006; Director of MLIM from 1997 to 2000.
Age: 55
-----------------------------------------------------------------------------------------------------------------------
Rob Weatherston           Vice President         2005 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          of MLIM from 2005 to 2006; Vice President
Princeton, NJ 08543-9011                                               thereof from 1999 to 2005.
Age: 32
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (concluded)
--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller            Fund Chief             2004 to present       Managing Director of BlackRock, Inc. and Fund
P.O. Box 9011             Compliance                                   Chief Compliance Officer since 2006; Chief
Princeton, NJ 08543-9011  Officer                                      Compliance Officer of the MLIM/FAM-advised funds
Age: 55                                                                and First Vice President and Chief Compliance
                                                                       Officer of MLIM (Americas Region) from 2004 to
                                                                       2006; Chief Compliance Officer of the IQ Funds
                                                                       since 2004; Global Director of Compliance at
                                                                       Morgan Stanley Investment Management from 2002
                                                                       to 2004; Managing Director and Global Director
                                                                       of Compliance at Citigroup Asset Management from
                                                                       2000 to 2002; Chief Compliance Officer at Soros
                                                                       Fund Management in 2000; Chief Compliance
                                                                       Officer at Prudential Financial from 1995 to
                                                                       2000; Senior Counsel in the Securities and
                                                                       Exchange Commission's Division of Enforcement in
                                                                       Washington, D.C. from 1990 to 1995.
-----------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino       Secretary              2004 to present       Director of BlackRock, Inc. since 2006; Director
P.O. Box 9011                                                          (Legal Advisory) of MLIM from 2002 to 2006; Vice
Princeton, NJ 08543-9011                                               President of MLIM from 1999 to 2002; Attorney
Age: 46                                                                associated with MLIM from 1997 to 2006;
                                                                       Secretary of MLIM, FAM, FAM Distributors, Inc.
                                                                       and Princeton Services from 2004 to 2006.
-----------------------------------------------------------------------------------------------------------------------

* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Custodian & Transfer Agent
--------------------------------------------------------------------------------

CUSTODIAN
For all Funds except BlackRock Global Allocation
V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund:
The Bank of New York
100 Church Street
New York, NY 10286

For BlackRock Global Allocation V.I. Fund,
BlackRock International Value V.I. Fund and
BlackRock Large Cap Growth V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
PFPC Inc.
Wilmington, DE 19809

PRINCIPAL OFFICE OF THE FUNDS
P.O. Box 9011
Princeton, NJ 08543-9011

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Privacy Principles
--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

  This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                    #16897-12/06

--------------------------------------------------------------------------------

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, and (2) Robert S. Salomon, Jr.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees - Fiscal Year Ending December 31, 2006 - $439,200
                          Fiscal Year Ending December 31, 2005 - $428,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees - Fiscal Year Ending December 31, 2006 - $143,292
                        Fiscal Year Ending December 31, 2005 - $131,040

         The nature of the services include tax planning, consultation and advice regarding tax treatment, tax compliance (Diversification Requirements of Section 817(h) of IRC) and income tax matters for funds operating as Foreign Institutional Investors in India.

         (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                              Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450
             Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments -
         BlackRock S&P 500 V.I. Fund of BlackRock Variable Series Funds, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
AEROSPACE & DEFENSE - 2.2%                   19,428   Boeing Co.                                  $ 1,725,984
                                              9,328   General Dynamics Corp.                          693,537
                                              3,363   Goodrich Corp.                                  153,185
                                             19,463   Honeywell International, Inc.                   880,506
                                              2,629   L-3 Communications Holdings, Inc.               215,000
                                              8,233   Lockheed Martin Corp.                           758,012
                                              7,940   Northrop Grumman Corp.                          537,538
                                             11,446   Raytheon Co.                                    604,349
                                              4,683   Rockwell Collins, Inc.                          296,387
                                             24,464   United Technologies Corp.                     1,529,489
                                                                                                  -----------
                                                                                                    7,393,987
                                                                                                  -----------
AIR FREIGHT & LOGISTICS - 0.8%                7,155   FedEx Corp.                                     777,176
                                             26,600   United Parcel Service, Inc. Class B           1,994,468
                                                                                                  -----------
                                                                                                    2,771,644
                                                                                                  -----------
AIRLINES - 0.1%                              17,975   Southwest Airlines Co.                          275,377
                                                                                                  -----------
AUTO COMPONENTS - 0.2%                        4,734   The Goodyear Tire & Rubber Co. (a)               99,367
                                              4,846   Johnson Controls, Inc.                          416,368
                                                                                                  -----------
                                                                                                      515,735
                                                                                                  -----------
AUTOMOBILES - 0.4%                           45,071   Ford Motor Co. (d)                              338,483
                                             14,183   General Motors Corp.                            435,702
                                              6,152   Harley-Davidson, Inc.                           433,531
                                                                                                  -----------
                                                                                                    1,207,716
                                                                                                  -----------
BEVERAGES - 1.9%                             17,931   Anheuser-Busch Cos., Inc.                       882,205
                                              2,318   Brown-Forman Corp. Class B                      153,544
                                             49,596   The Coca-Cola Co.                             2,393,007
                                              8,037   Coca-Cola Enterprises, Inc.                     164,116
                                              5,400   Constellation Brands, Inc. Class A (a)          156,708
                                              1,441   Molson Coors Brewing Co. Class B                110,150
                                              4,104   Pepsi Bottling Group, Inc.                      126,855
                                             39,939   PepsiCo, Inc.                                 2,498,184
                                                                                                  -----------
                                                                                                    6,484,769
                                                                                                  -----------
BIOTECHNOLOGY - 1.2%                         28,423   Amgen, Inc. (a)                               1,941,575
                                              7,826   Biogen Idec, Inc. (a)                           384,961
                                              8,300   Celgene Corp. (a)                               477,499
                                              6,000   Genzyme Corp. (a)                               369,480
                                             10,700   Gilead Sciences, Inc. (a)                       694,751
                                              5,358   Medimmune, Inc. (a)                             173,439
                                                                                                  -----------
                                                                                                    4,041,705
                                                                                                  -----------
BUILDING PRODUCTS - 0.2%                      3,900   American Standard Cos., Inc.                    178,815
                                             10,651   Masco Corp.                                     318,145
                                                                                                  -----------
                                                                                                      496,960
                                                                                                  -----------
CAPITAL MARKETS - 3.4%                        5,195   Ameriprise Financial, Inc.                      283,128
                                             17,532   The Bank of New York Co., Inc.                  690,235
                                              2,753   The Bear Stearns Cos., Inc.                     448,133
                                             26,165   The Charles Schwab Corp.                        506,031
                                              9,600   E*Trade Financial Corp. (a)                     215,232
                                              2,900   Federated Investors, Inc. Class B                97,962
                                              3,922   Franklin Resources, Inc.                        432,087
                                             10,500   Goldman Sachs Group, Inc.                     2,093,175
                                              5,911   Janus Capital Group, Inc.                       127,618
                                              3,100   Legg Mason, Inc.                                294,655

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             12,600   Lehman Brothers Holdings, Inc.              $   984,312
                                              9,211   Mellon Financial Corp.                          388,244
                                             21,479   Merrill Lynch & Co., Inc. (b)                 1,999,695
                                             26,063   Morgan Stanley                                2,122,310
                                              4,001   Northern Trust Corp.                            242,821
                                              7,593   State Street Corp.                              512,072
                                              6,986   T. Rowe Price Group, Inc.                       305,777
                                                                                                  -----------
                                                                                                   11,743,487
                                                                                                  -----------
CHEMICALS - 1.4%                              5,189   Air Products & Chemicals, Inc.                  364,683
                                              1,391   Ashland, Inc.                                    96,229
                                             22,536   The Dow Chemical Co.                            900,088
                                             21,596   E.I. du Pont de Nemours & Co.                 1,051,941
                                              1,458   Eastman Chemical Co.                             86,474
                                              4,976   Ecolab, Inc.                                    224,915
                                              3,076   Hercules, Inc. (a)                               59,398
                                              2,599   International Flavors & Fragrances, Inc.        127,767
                                             12,634   Monsanto Co.                                    663,664
                                              3,543   PPG Industries, Inc.                            227,496
                                              8,354   Praxair, Inc.                                   495,643
                                              4,188   Rohm & Haas Co.                                 214,091
                                              1,817   Sigma-Aldrich Corp.                             141,217
                                                                                                  -----------
                                                                                                    4,653,606
                                                                                                  -----------
COMMERCIAL BANKS - 3.8%                      13,796   BB&T Corp.                                      606,058
                                              3,426   Comerica, Inc.                                  201,038
                                              4,400   Commerce Bancorp, Inc.                          155,188
                                              3,653   Compass Bancshares, Inc.                        217,901
                                             12,719   Fifth Third Bancorp                             520,589
                                              2,200   First Horizon National Corp.                     91,916
                                              7,105   Huntington Bancshares, Inc.                     168,744
                                             10,603   KeyCorp                                         403,232
                                              2,100   M&T Bank Corp.                                  256,536
                                              5,700   Marshall & Ilsley Corp.                         274,227
                                             13,825   National City Corp.                             505,442
                                              6,764   PNC Financial Services Group, Inc. (b)          500,807
                                             19,293   Regions Financial Corp.                         721,558
                                              8,396   SunTrust Banks, Inc.                            709,042
                                              8,510   Synovus Financial Corp.                         262,363
                                             43,504   U.S. Bancorp                                  1,574,410
                                             47,284   Wachovia Corp.                                2,692,824
                                             81,606   Wells Fargo & Co.                             2,901,909
                                              2,424   Zions Bancorp.                                  199,835
                                                                                                  -----------
                                                                                                   12,963,619
                                                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 0.5%         6,994   Allied Waste Industries, Inc. (a)                85,956
                                              2,767   Avery Dennison Corp.                            187,962
                                              3,936   Cintas Corp.                                    156,299
                                              3,779   Equifax, Inc.                                   153,427
                                              2,671   Monster Worldwide, Inc. (a)                     124,575
                                              6,015   Pitney Bowes, Inc.                              277,833
                                              6,044   RR Donnelley & Sons Co.                         214,804

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                              4,586   Robert Half International, Inc.             $   170,232
                                             13,910   Waste Management, Inc.                          511,471
                                                                                                  -----------
                                                                                                    1,882,559
                                                                                                  -----------
COMMUNICATIONS EQUIPMENT - 2.4%               2,021   ADC Telecommunications, Inc. (a)                 29,365
                                             12,013   Avaya, Inc. (a)                                 167,942
                                              2,214   Ciena Corp. (a)                                  61,350
                                            147,915   Cisco Systems, Inc. (a)                       4,042,517
                                              4,176   Comverse Technology, Inc. (a)                    88,155
                                             37,358   Corning, Inc. (a)                               698,968
                                              4,234   JDS Uniphase Corp. (a)                           70,538
                                             13,900   Juniper Networks, Inc. (a)                      263,266
                                             60,136   Motorola, Inc.                                1,236,396
                                             40,068   QUALCOMM, Inc.                                1,514,170
                                              9,333   Tellabs, Inc. (a)                                95,757
                                                                                                  -----------
                                                                                                    8,268,424
                                                                                                  -----------
COMPUTERS & PERIPHERALS - 3.4%               20,590   Apple Computer, Inc. (a)                      1,746,856
                                             54,576   Dell, Inc. (a)                                1,369,312
                                             55,904   EMC Corp. (a)                                   737,933
                                             66,943   Hewlett-Packard Co.                           2,757,382
                                             37,234   International Business Machines Corp.         3,617,283
                                              2,707   Lexmark International, Inc. Class A (a)         198,152
                                              3,840   NCR Corp. (a)                                   164,198
                                              8,465   Network Appliance, Inc. (a)                     332,505
                                              2,986   QLogic Corp. (a)                                 65,453
                                              4,700   Sandisk Corp. (a)                               202,241
                                             85,212   Sun Microsystems, Inc. (a)                      461,849
                                                                                                  -----------
                                                                                                   11,653,164
                                                                                                  -----------
CONSTRUCTION & ENGINEERING - 0.0%             1,774   Fluor Corp.                                     144,847
                                                                                                  -----------
CONSTRUCTION MATERIALS - 0.1%                 2,650   Vulcan Materials Co.                            238,156
                                                                                                  -----------
CONSUMER FINANCE - 0.9%                      29,678   American Express Co.                          1,800,564
                                              9,932   Capital One Financial Corp.                     762,976
                                             10,023   SLM Corp.                                       488,822
                                                                                                  -----------
                                                                                                    3,052,362
                                                                                                  -----------
CONTAINERS & PACKAGING - 0.2%                 3,136   Ball Corp.                                      136,730
                                              2,456   Bemis Co.                                        83,455
                                              4,167   Pactiv Corp. (a)                                148,720
                                              2,160   Sealed Air Corp.                                140,227
                                              3,208   Temple-Inland, Inc.                             147,664
                                                                                                  -----------
                                                                                                      656,796
                                                                                                  -----------
DISTRIBUTORS - 0.1%                           4,738   Genuine Parts Co.                               224,723
                                                                                                  -----------
DIVERSIFIED CONSUMER SERVICES - 0.1%          3,200   Apollo Group, Inc. Class A (a)                  124,704
                                              7,062   H&R Block, Inc.                                 162,708
                                                                                                  -----------
                                                                                                      287,412
                                                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 5.2%       109,569   Bank of America Corp.                         5,849,889
                                              4,700   CIT Group, Inc.                                 262,119
                                                800   Chicago Mercantile Exchange Holdings,
                                                         Inc.                                         407,800
                                            119,851   Citigroup, Inc.                               6,675,701
                                             84,668   JPMorgan Chase & Co.                          4,089,464
                                              6,104   Moody's Corp.                                   421,542
                                                                                                  -----------
                                                                                                   17,706,515
                                                                                                  -----------

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
DIVERSIFIED TELECOMMUNICATION                94,069   AT&T Inc. (d)                               $ 3,362,967
SERVICES - 2.6%                              44,025   BellSouth Corp.                               2,074,018
                                              3,502   CenturyTel, Inc.                                152,897
                                              9,603   Citizens Communications Co.                     137,995
                                              3,184   Embarq Corp.                                    167,351
                                             39,796   Qwest Communications International Inc.
                                                         (a)                                          333,093
                                             71,118   Verizon Communications, Inc.                  2,648,434
                                             10,102   Windstream Corp.                                143,650
                                                                                                  -----------
                                                                                                    9,020,405
                                                                                                  -----------
ELECTRIC UTILITIES - 1.4%                     3,422   Allegheny Energy, Inc. (a)                      157,104
                                              8,718   American Electric Power Co., Inc.               371,212
                                              8,396   Edison International                            381,850
                                              4,572   Entergy Corp.                                   422,087
                                             16,578   Exelon Corp.                                  1,026,012
                                             10,214   FPL Group, Inc.                                 555,846
                                              7,488   FirstEnergy Corp.                               451,526
                                             10,158   PPL Corp.                                       364,063
                                              2,524   Pinnacle West Capital Corp.                     127,942
                                              6,829   Progress Energy, Inc. (d)                       335,167
                                             17,018   The Southern Co.                                627,283
                                                                                                  -----------
                                                                                                    4,820,092
                                                                                                  -----------
ELECTRICAL EQUIPMENT - 0.4%                   4,776   American Power Conversion Corp.                 146,098
                                              2,415   Cooper Industries Ltd. Class A                  218,388
                                             18,950   Emerson Electric Co.                            835,127
                                              4,583   Rockwell Automation, Inc.                       279,930
                                                                                                  -----------
                                                                                                    1,479,543
                                                                                                  -----------
ELECTRONIC EQUIPMENT &                        9,362   Agilent Technologies, Inc. (a)                  326,266
INSTRUMENTS - 0.2%                            4,415   Jabil Circuit, Inc.                             108,388
                                              4,063   Molex, Inc.                                     128,513
                                             14,509   Sanmina-SCI Corp. (a)                            50,056
                                             26,535   Solectron Corp. (a)                              85,443
                                              7,209   Symbol Technologies, Inc.                       107,702
                                              2,431   Tektronix, Inc.                                  70,912
                                                                                                  -----------
                                                                                                      877,280
                                                                                                  -----------
ENERGY EQUIPMENT & SERVICES - 1.6%            8,000   BJ Services Co.                                 234,560
                                              7,708   Baker Hughes, Inc.                              575,479
                                             25,304   Halliburton Co.                                 785,689
                                              6,992   Nabors Industries Ltd. (a)                      208,222
                                              4,601   National Oilwell Varco, Inc. (a)                281,489
                                              2,987   Noble Corp.                                     227,460
                                              2,035   Rowan Cos., Inc.                                 67,562
                                             28,890   Schlumberger Ltd.                             1,824,692
                                              4,700   Smith International, Inc.                       193,029
                                              7,511   Transocean, Inc. (a)                            607,565
                                              7,800   Weatherford International Ltd. (a)              325,962
                                                                                                  -----------
                                                                                                    5,331,709
                                                                                                  -----------
FOOD & STAPLES RETAILING - 2.0%              19,214   CVS Corp.                                       593,905
                                             10,805   Costco Wholesale Corp.                          571,260
                                             18,326   The Kroger Co.                                  422,781
                                              5,038   SUPERVALU Inc.                                  180,109
                                             14,171   SYSCO Corp.                                     520,926

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             11,447   Safeway, Inc.                               $   395,608
                                             60,216   Wal-Mart Stores, Inc.                         2,780,775
                                             24,944   Walgreen Co.                                  1,144,680
                                              3,400   Whole Foods Market, Inc.                        159,562
                                                                                                  -----------
                                                                                                    6,769,606
                                                                                                  -----------
FOOD PRODUCTS - 1.0%                         16,382   Archer-Daniels-Midland Co.                      523,569
                                              5,393   Campbell Soup Co.                               209,734
                                             11,332   ConAgra Foods, Inc.                             305,964
                                              3,400   Dean Foods Co. (a)                              143,752
                                              7,908   General Mills, Inc.                             455,501
                                              7,349   HJ Heinz Co.                                    330,778
                                              3,848   The Hershey Co.                                 191,630
                                              5,389   Kellogg Co.                                     269,773
                                              3,800   McCormick & Co., Inc.                           146,528
                                             16,617   Sara Lee Corp.                                  282,988
                                              7,400   Tyson Foods, Inc. Class A                       121,730
                                              5,970   Wm. Wrigley Jr. Co.                             308,768
                                                                                                  -----------
                                                                                                    3,290,715
                                                                                                  -----------
GAS UTILITIES - 0.1%                            429   Nicor, Inc.                                      20,077
                                                185   Peoples Energy Corp.                              8,245
                                              2,000   Questar Corp.                                   166,100
                                                                                                  -----------
                                                                                                      194,422
                                                                                                  -----------
HEALTH CARE EQUIPMENT &                         973   Bausch & Lomb, Inc.                              50,654
SUPPLIES - 1.4%                              15,658   Baxter International, Inc.                      726,375
                                              6,188   Becton Dickinson & Co.                          434,088
                                              5,225   Biomet, Inc.                                    215,636
                                             27,525   Boston Scientific Corp. (a)                     472,880
                                              2,154   CR Bard, Inc.                                   178,717
                                              4,252   Hospira, Inc. (a)                               142,782
                                             28,362   Medtronic, Inc.                               1,517,651
                                              8,388   St. Jude Medical, Inc. (a)                      306,665
                                              6,696   Stryker Corp.                                   369,017
                                              5,616   Zimmer Holdings, Inc. (a)                       440,182
                                                                                                  -----------
                                                                                                    4,854,647
                                                                                                  -----------
HEALTH CARE PROVIDERS &                      13,172   Aetna, Inc. (c)                                 568,767
SERVICES - 2.2%                               4,470   AmerisourceBergen Corp.                         200,971
                                              9,937   Cardinal Health, Inc.                           640,241
                                             10,750   Caremark Rx, Inc.                               613,933
                                              2,763   Cigna Corp.                                     363,528
                                              3,550   Coventry Health Care, Inc. (a)                  177,678
                                              3,300   Express Scripts, Inc. (a)                       236,280
                                              5,200   Health Management Associates, Inc.
                                                         Class A                                      109,772
                                              3,757   Humana, Inc. (a)                                207,800
                                              2,700   Laboratory Corp. of America Holdings (a)        198,369
                                              1,349   Manor Care, Inc.                                 63,295
                                              7,007   McKesson Corp.                                  355,255
                                              6,783   Medco Health Solutions, Inc. (a)                362,484
                                              2,800   Patterson Cos., Inc. (a)                         99,428
                                              4,400   Quest Diagnostics, Inc.                         233,200
                                             12,912   Tenet Healthcare Corp. (a)                       89,997

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             33,058   UnitedHealth Group, Inc.                    $1,776,206
                                             15,404   WellPoint, Inc. (a)                          1,212,141
                                                                                                  ----------
                                                                                                   7,509,345
                                                                                                  ----------
HEALTH CARE TECHNOLOGY - 0.0%                 5,714   IMS Health, Inc.                               157,021
                                                                                                  ----------
HOTELS, RESTAURANTS & LEISURE - 1.5%         10,273   Carnival Corp.                                 503,891
                                              2,961   Darden Restaurants, Inc.                       118,943
                                              4,855   Harrah's Entertainment, Inc.                   401,606
                                              8,463   Hilton Hotels Corp.                            295,359
                                              8,708   International Game Technology                  402,310
                                              7,666   Marriott International, Inc. Class A           365,822
                                             29,272   McDonald's Corp.                             1,297,628
                                             17,644   Starbucks Corp. (a)                            624,950
                                              4,809   Starwood Hotels & Resorts Worldwide, Inc.      300,563
                                              2,419   Wendy's International, Inc.                     80,045
                                              4,665   Wyndham Worldwide Corp. (a)                    149,373
                                              7,142   Yum! Brands, Inc.                              419,950
                                                                                                  ----------
                                                                                                   4,960,440
                                                                                                  ----------
HOUSEHOLD DURABLES - 0.6%                     1,585   Black & Decker Corp.                           126,752
                                              2,772   Centex Corp.                                   155,980
                                              7,000   DR Horton, Inc.                                185,430
                                              3,299   Fortune Brands, Inc.                           281,702
                                              1,800   Harman International Industries, Inc.          179,838
                                              1,578   KB Home                                         80,920
                                              5,155   Leggett & Platt, Inc.                          123,205
                                              2,950   Lennar Corp. Class A                           154,757
                                              7,685   Newell Rubbermaid, Inc.                        222,481
                                              5,584   Pulte Homes, Inc.                              184,942
                                              1,541   Snap-On, Inc.                                   73,413
                                              2,041   The Stanley Works                              102,642
                                              2,013   Whirlpool Corp.                                167,119
                                                                                                  ----------
                                                                                                   2,039,181
                                                                                                  ----------
HOUSEHOLD PRODUCTS - 2.0%                     3,168   Clorox Co.                                     203,227
                                             11,985   Colgate-Palmolive Co.                          781,901
                                             10,721   Kimberly-Clark Corp.                           728,492
                                             77,484   The Procter & Gamble Co.                     4,979,897
                                                                                                  ----------
                                                                                                   6,693,517
                                                                                                  ----------
IT SERVICES - 1.0%                            2,600   Affiliated Computer Services, Inc.
                                                         Class A (a)                                 126,984
                                             13,755   Automatic Data Processing, Inc.                677,434
                                              3,300   Cognizant Technology Solutions Corp. (a)       254,628
                                              4,208   Computer Sciences Corp. (a)                    224,581
                                              4,334   Convergys Corp. (a)                            103,063
                                             13,338   Electronic Data Systems Corp.                  367,462
                                              4,000   Fidelity National Information Services,
                                                         Inc.                                        160,360
                                             17,908   First Data Corp.                               457,012
                                              3,855   Fiserv, Inc. (a)                               202,079
                                              7,560   Paychex, Inc.                                  298,922
                                              3,823   Sabre Holdings Corp. Class A                   121,915
                                              9,369   Unisys Corp. (a)                                73,453
                                             17,908   The Western Union Co. (a)                      401,497
                                                                                                  ----------
                                                                                                   3,469,390
                                                                                                  ----------

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
INDEPENDENT POWER PRODUCERS &                16,922   The AES Corp. (a)                           $   372,961
ENERGY TRADERS - 0.4%                         4,652   Constellation Energy Group, Inc.                320,383
                                             11,734   Dynegy, Inc. Class A (a)                         84,954
                                             11,116   TXU Corp.                                       602,598
                                                                                                  -----------
                                                                                                    1,380,896
                                                                                                  -----------
INDUSTRIAL CONGLOMERATES - 3.6%              18,246   3M Co.                                        1,421,911
                                            250,965   General Electric Co.                          9,338,408
                                              2,780   Textron, Inc.                                   260,681
                                             48,263   Tyco International Ltd.                       1,467,195
                                                                                                  -----------
                                                                                                   12,488,195
                                                                                                  -----------
INSURANCE - 4.4%                              7,400   ACE Ltd.                                        448,218
                                              2,932   AMBAC Financial Group, Inc.                     261,153
                                              8,275   AON Corp. (d)                                   292,439
                                             12,642   Aflac, Inc.                                     581,532
                                             15,045   The Allstate Corp.                              979,580
                                             63,007   American International Group, Inc.            4,515,082
                                              9,396   Chubb Corp.                                     497,142
                                              4,666   Cincinnati Financial Corp.                      211,416
                                             10,200   Genworth Financial, Inc. Class A                348,942
                                              7,077   Hartford Financial Services Group, Inc.         660,355
                                              7,452   Lincoln National Corp.                          494,813
                                             10,728   Loews Corp.                                     444,890
                                              3,688   MBIA, Inc.                                      269,445
                                             12,560   Marsh & McLennan Cos., Inc.                     385,090
                                             17,853   MetLife, Inc.                                 1,053,506
                                              7,100   Principal Financial Group, Inc.                 416,770
                                             19,900   The Progressive Corp.                           481,978
                                             11,700   Prudential Financial, Inc.                    1,004,562
                                              3,344   Safeco Corp.                                    209,167
                                             16,137   The St. Paul Travelers Cos., Inc.               866,396
                                              2,897   Torchmark Corp.                                 184,713
                                              8,089   UnumProvident Corp.                             168,089
                                              4,255   XL Capital Ltd. Class A                         306,445
                                                                                                  -----------
                                                                                                   15,081,723
                                                                                                  -----------
INTERNET & CATALOG RETAIL - 0.2%              7,400   Amazon.com, Inc. (a)                            292,004
                                              5,300   IAC/InterActiveCorp (a)                         196,948
                                                                                                  -----------
                                                                                                      488,952
                                                                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.2%          27,900   eBay, Inc. (a)                                  838,953
                                              5,130   Google, Inc. Class A (a)                      2,362,262
                                              6,800   VeriSign, Inc. (a)                              163,540
                                             30,660   Yahoo!, Inc. (a)                                783,056
                                                                                                  -----------
                                                                                                    4,147,811
                                                                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%           1,776   Brunswick Corp.                                  56,654
                                              6,111   Eastman Kodak Co.                               157,664
                                              4,745   Hasbro, Inc.                                    129,301
                                              8,180   Mattel, Inc.                                    185,359
                                                                                                  -----------
                                                                                                      528,978
                                                                                                  -----------
LIFE SCIENCES TOOLS &                         5,052   Applera Corp. - Applied Biosystems Group        185,358
SERVICES - 0.3%                               1,531   Millipore Corp. (a)                             101,965
                                              3,509   PerkinElmer, Inc.                                78,005

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             10,936   Thermo Electron Corp. (a)                   $   495,291
                                              2,900   Waters Corp. (a)                                142,013
                                                                                                  -----------
                                                                                                    1,002,632
                                                                                                  -----------
MACHINERY - 1.3%                             15,784   Caterpillar, Inc.                               968,033
                                              1,095   Cummins, Inc.                                   129,407
                                              5,266   Danaher Corp.                                   381,469
                                              5,388   Deere & Co.                                     512,237
                                              5,534   Dover Corp.                                     271,277
                                              4,078   Eaton Corp.                                     306,421
                                              3,956   ITT Corp.                                       224,780
                                              9,532   Illinois Tool Works, Inc.                       440,283
                                              8,458   Ingersoll-Rand Co. Class A                      330,962
                                              6,469   PACCAR, Inc.                                    419,838
                                              3,410   Pall Corp.                                      117,816
                                              3,335   Parker Hannifin Corp.                           256,395
                                              2,500   Terex Corp. (a)                                 161,450
                                                                                                  -----------
                                                                                                    4,520,368
                                                                                                  -----------
MEDIA - 3.4%                                 23,153   CBS Corp. Class B                               721,911
                                             12,045   Clear Channel Communications, Inc.              428,079
                                             44,991   Comcast Corp. Class A (a)(d)                  1,904,469
                                              6,511   Comcast Corp. Special Class A (a)               272,681
                                             18,800   The DIRECTV Group, Inc. (a)                     468,872
                                              1,585   Dow Jones & Co., Inc.                            60,230
                                              1,400   EW Scripps Co. Class A                           69,916
                                              5,147   Gannett Co., Inc.                               311,188
                                             10,292   Interpublic Group of Cos., Inc. (a)             125,974
                                              9,104   The McGraw-Hill Cos., Inc.                      619,254
                                              1,532   Meredith Corp.                                   86,328
                                              2,377   New York Times Co. Class A                       57,904
                                             58,000   News Corp. Class A                            1,245,840
                                              4,117   Omnicom Group                                   430,391
                                             98,548   Time Warner, Inc.                             2,146,375
                                              5,377   Tribune Co.                                     165,504
                                              6,098   Univision Communications, Inc.
                                                         Class A (a)                                  215,991
                                             11,853   Viacom, Inc. Class B (a)                        486,329
                                             51,582   Walt Disney Co.                               1,767,715
                                                                                                  -----------
                                                                                                   11,584,951
                                                                                                  -----------
METALS & MINING - 0.8%                       20,124   Alcoa, Inc. (c)                                 603,921
                                              2,561   Allegheny Technologies, Inc.                    232,231
                                              4,508   Freeport-McMoRan Copper & Gold, Inc.
                                                         Class B                                      251,231
                                             10,403   Newmont Mining Corp.                            469,695
                                              7,140   Nucor Corp.                                     390,272
                                              5,088   Phelps Dodge Corp.                              609,135
                                              3,289   United States Steel Corp.                       240,557
                                                                                                  -----------
                                                                                                    2,797,042
                                                                                                  -----------
MULTI-UTILITIES - 1.3%                        4,897   Ameren Corp.                                    263,116
                                              3,954   CMS Energy Corp. (a)                             66,032
                                              9,283   Centerpoint Energy, Inc.                        153,912
                                              5,258   Consolidated Edison, Inc.                       252,752
                                              4,723   DTE Energy Co.                                  228,640
                                              8,161   Dominion Resources, Inc.                        684,218

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             31,131   Duke Energy Corp.                           $ 1,033,861
                                              3,517   KeySpan Corp.                                   144,830
                                              7,511   NiSource, Inc.                                  181,015
                                              7,681   PG&E Corp.                                      363,542
                                              6,514   Public Service Enterprise Group, Inc.           432,399
                                              6,717   Sempra Energy                                   376,421
                                              5,515   TECO Energy, Inc.                                95,023
                                             10,984   Xcel Energy, Inc.                               253,291
                                                                                                  -----------
                                                                                                    4,529,052
                                                                                                  -----------
MULTILINE RETAIL - 1.1%                       3,145   Big Lots, Inc. (a)                               72,083
                                                926   Dillard's, Inc. Class A                          32,382
                                              8,788   Dollar General Corp.                            141,135
                                              3,027   Family Dollar Stores, Inc.                       88,782
                                             12,606   Federated Department Stores                     480,667
                                              5,735   JC Penney Co., Inc.                             443,660
                                              7,825   Kohl's Corp. (a)                                535,465
                                              5,768   Nordstrom, Inc.                                 284,593
                                              2,170   Sears Holdings Corp. (a)                        364,408
                                             21,334   Target Corp.                                  1,217,105
                                                                                                  -----------
                                                                                                    3,660,280
                                                                                                  -----------
OFFICE ELECTRONICS - 0.1%                    24,023   Xerox Corp. (a)                                 407,190
                                                                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 7.3%           10,736   Anadarko Petroleum Corp.                        467,231
                                              7,566   Apache Corp.                                    503,215
                                              9,900   Chesapeake Energy Corp.                         287,595
                                             53,807   Chevron Corp.                                 3,956,429
                                             40,424   ConocoPhillips                                2,908,507
                                              4,400   Consol Energy, Inc.                             141,372
                                             10,302   Devon Energy Corp.                              691,058
                                              5,432   EOG Resources, Inc.                             339,228
                                             18,012   El Paso Corp.                                   275,223
                                            142,346   Exxon Mobil Corp. (d)                        10,907,974
                                              5,315   Hess Corp.                                      263,465
                                              2,248   Kinder Morgan, Inc.                             237,726
                                              8,340   Marathon Oil Corp.                              771,450
                                              4,100   Murphy Oil Corp.                                208,485
                                             21,558   Occidental Petroleum Corp.                    1,052,677
                                              6,600   Peabody Energy Corp.                            266,706
                                              3,056   Sunoco, Inc.                                    190,572
                                             14,500   Valero Energy Corp.                             741,820
                                             14,307   Williams Cos., Inc.                             373,699
                                              8,233   XTO Energy, Inc.                                387,363
                                                                                                  -----------
                                                                                                   24,971,795
                                                                                                  -----------
PAPER & FOREST PRODUCTS - 0.3%               11,824   International Paper Co.                         403,198
                                              5,442   MeadWestvaco Corp.                              163,587
                                              5,429   Weyerhaeuser Co.                                383,559
                                                                                                  -----------
                                                                                                      950,344
                                                                                                  -----------
PERSONAL PRODUCTS - 0.1%                     10,294   Avon Products, Inc.                             340,114
                                              3,600   The Estee Lauder Cos., Inc. Class A             146,952
                                                                                                  -----------
                                                                                                      487,066
                                                                                                  -----------
PHARMACEUTICALS - 5.7%                       37,220   Abbott Laboratories                           1,812,986
                                              3,727   Allergan, Inc.                                  446,271

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                              2,500   Barr Pharmaceuticals, Inc. (a)              $   125,300
                                             46,963   Bristol-Myers Squibb Co.                      1,236,066
                                             24,248   Eli Lilly & Co.                               1,263,321
                                              8,018   Forest Laboratories, Inc. (a)                   405,711
                                             70,853   Johnson & Johnson                             4,677,715
                                              6,716   King Pharmaceuticals, Inc. (a)                  106,919
                                             52,779   Merck & Co., Inc.                             2,301,164
                                              5,930   Mylan Laboratories                              118,363
                                            176,660   Pfizer, Inc.                                  4,575,494
                                             34,711   Schering-Plough Corp.                           820,568
                                              1,840   Watson Pharmaceuticals, Inc. (a)                 47,895
                                             32,551   Wyeth                                         1,657,497
                                                                                                  -----------
                                                                                                   19,595,270
                                                                                                  -----------
REAL ESTATE INVESTMENT TRUSTS                 1,700   Apartment Investment & Management Co.
(REITS) - 1.0%                                           Class A                                       95,234
                                              5,300   Archstone-Smith Trust                           308,513
                                              2,500   Boston Properties, Inc.                         279,700
                                              8,780   Equity Office Properties Trust                  422,933
                                              7,500   Equity Residential                              380,625
                                              4,700   Kimco Realty Corp.                              211,265
                                              4,900   Plum Creek Timber Co., Inc.                     195,265
                                              6,500   ProLogis                                        395,005
                                              2,500   Public Storage, Inc.                            243,750
                                              5,000   Simon Property Group, Inc.                      506,450
                                              3,200   Vornado Realty Trust                            388,800
                                                                                                  -----------
                                                                                                    3,427,540
                                                                                                  -----------
REAL ESTATE MANAGEMENT &                      4,500   CB Richard Ellis Group, Inc. (a)                149,400
DEVELOPMENT - 0.1%                            5,093   Realogy Corp. (a)                               154,420
                                                                                                  -----------
                                                                                                      303,820
                                                                                                  -----------
ROAD & RAIL - 0.6%                            8,466   Burlington Northern Santa Fe Corp.              624,875
                                             11,508   CSX Corp.                                       396,220
                                             10,286   Norfolk Southern Corp.                          517,283
                                              1,684   Ryder System, Inc.                               85,985
                                              6,207   Union Pacific Corp.                             571,168
                                                                                                  -----------
                                                                                                    2,195,531
                                                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR               12,272   Advanced Micro Devices, Inc. (a)                249,735
EQUIPMENT - 2.2%                              7,647   Altera Corp. (a)                                150,493
                                              9,273   Analog Devices, Inc.                            304,804
                                             33,762   Applied Materials, Inc.                         622,909
                                             10,797   Broadcom Corp. Class A (a)                      348,851
                                            141,088   Intel Corp.                                   2,857,032
                                              4,400   Kla-Tencor Corp.                                218,900
                                             10,596   LSI Logic Corp. (a)                              95,364
                                              6,564   Linear Technology Corp.                         199,020
                                              7,187   Maxim Integrated Products, Inc.                 220,066
                                             16,726   Micron Technology, Inc. (a)                     233,495
                                              8,008   National Semiconductor Corp.                    181,782
                                              2,342   Novellus Systems, Inc. (a)                       80,612
                                              7,900   Nvidia Corp. (a)                                292,379
                                              2,633   PMC-Sierra, Inc. (a)                             17,667
                                              5,238   Teradyne, Inc. (a)                               78,360

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
                                             38,071   Texas Instruments, Inc.                     $ 1,096,445
                                              7,513   Xilinx, Inc.                                    178,885
                                                                                                  -----------
                                                                                                    7,426,799
                                                                                                  -----------
SOFTWARE - 3.1%                              14,460   Adobe Systems, Inc. (a)                         594,595
                                              5,052   Autodesk, Inc. (a)                              204,404
                                              5,601   BMC Software, Inc. (a)                          180,352
                                             11,746   CA, Inc.                                        266,047
                                              4,029   Citrix Systems, Inc. (a)                        108,984
                                             10,718   Compuware Corp. (a)                              89,281
                                              7,100   Electronic Arts, Inc. (a)                       357,556
                                              7,686   Intuit, Inc. (a)                                234,500
                                            210,486   Microsoft Corp.                               6,285,112
                                              7,282   Novell, Inc. (a)                                 45,148
                                             97,685   Oracle Corp. (a)                              1,674,321
                                             24,930   Symantec Corp. (a)                              519,791
                                                                                                  -----------
                                                                                                   10,560,091
                                                                                                  -----------
SPECIALTY RETAIL - 1.8%                       4,783   AutoNation, Inc. (a)                            101,974
                                              1,108   AutoZone, Inc. (a)                              128,040
                                              6,248   Bed Bath & Beyond, Inc. (a)                     238,049
                                              9,518   Best Buy Co., Inc.                              468,190
                                              3,065   Circuit City Stores, Inc.                        58,174
                                             12,703   The Gap, Inc.                                   247,709
                                             50,359   Home Depot, Inc. (d)                          2,022,417
                                              8,979   Limited Brands                                  259,852
                                             36,922   Lowe's Cos., Inc.                             1,150,120
                                              7,340   Office Depot, Inc. (a)                          280,168
                                              1,479   OfficeMax, Inc.                                  73,432
                                              2,483   RadioShack Corp.                                 41,665
                                              3,166   The Sherwin-Williams Co.                        201,294
                                             16,792   Staples, Inc.                                   448,346
                                             11,656   TJX Cos., Inc.                                  332,429
                                              2,947   Tiffany & Co.                                   115,640
                                                                                                  -----------
                                                                                                    6,167,499
                                                                                                  -----------
TEXTILES, APPAREL & LUXURY                    9,400   Coach, Inc. (a)                                 403,824
GOODS - 0.4%                                  3,400   Jones Apparel Group, Inc.                       113,662
                                              3,008   Liz Claiborne, Inc.                             130,728
                                              4,317   Nike, Inc. Class B                              427,513
                                              2,508   VF Corp.                                        205,857
                                                                                                  -----------
                                                                                                    1,281,584
                                                                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.3%            14,958   Countrywide Financial Corp.                     634,967
                                             23,234   Fannie Mae                                    1,379,867
                                             16,350   Freddie Mac                                   1,110,165
                                              1,767   MGIC Investment Corp.                           110,508
                                             10,180   Sovereign Bancorp, Inc.                         258,470
                                             23,051   Washington Mutual, Inc.                       1,048,590
                                                                                                  -----------
                                                                                                    4,542,567
                                                                                                  -----------
TOBACCO - 1.4%                               50,789   Altria Group, Inc.                            4,358,712
                                              3,700   Reynolds American, Inc.                         242,239
                                              3,399   UST, Inc.                                       197,822
                                                                                                  -----------
                                                                                                    4,798,773
                                                                                                  -----------

BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

                                           SHARES
INDUSTRY                                    HELD      COMMON STOCKS                                  VALUE
--------                                -----------   -----------------------------------------   -----------
TRADING COMPANIES &                           2,221   WW Grainger, Inc.                           $   155,337
DISTRIBUTORS - 0.0%
                                                                                                  -----------
WIRELESS TELECOMMUNICATION                    8,887   Alltel Corp.                                    537,486
SERVICES - 0.6%                              71,591   Sprint Nextel Corp.                           1,352,354
                                                                                                  -----------
                                                                                                    1,889,840
                                                                                                  -----------
                                                      TOTAL COMMON STOCKS
                                                         (COST - $169,198,613) - 90.7%            309,502,802
                                                                                                  -----------

                                         BENEFICIAL
                                          INTEREST    SHORT-TERM SECURITIES
                                        -----------   -----------------------------------------
                                        $ 9,993,498   BlackRock Liquidity Series, LLC Cash
                                                         Sweep Series, 5.26% (b)(e)                  9,993,498
                                         13,869,700   BlackRock Liquidity Series, LLC Money
                                                         Market Series, 5.29% (b)(e)(f)             13,869,700
                                                                                                  ------------
                                                         TOTAL SHORT-TERM SECURITIES
                                                            (COST - $23,863,198) - 7.0%             23,863,198
                                                                                                  ------------
                                                      TOTAL INVESTMENTS  (COST - $193,061,811*)
                                                         - 97.7%                                   333,366,000
                                                      OTHER ASSETS LESS LIABILITIES - 2.3%           7,836,512
                                                                                                  ------------
                                                      NET ASSETS - 100.0%                         $341,202,512
                                                                                                  ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost                          $200,816,896
                                        ============
Gross unrealized appreciation           $139,126,723
Gross unrealized depreciation             (6,577,619)
                                        ------------
Net unrealized appreciation             $132,549,104
                                        ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                        INTEREST/
AFFILIATE                               PURCHASE COST    SALE COST   REALIZED GAIN   DIVIDEND INCOME
---------                               -------------   ----------   -------------   ---------------
BlackRock Liquidity Series, LLC Cash
   Sweep Series                                   --    $9,378,336**          --         $345,889
BlackRock Liquidity Series, LLC Money
   Market Series                         $13,508,950*           --            --         $ 11,813
Merrill Lynch & Co., Inc.                               $  418,590      $317,589         $ 24,329
PNC Financial Services Group, Inc.       $    14,569    $  136,769      $ 46,521         $ 15,648

*    Represents net purchase cost.

**   Represents net sale cost.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2006.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2006 were as follows:

NUMBER OF                                     EXPIRATION                  UNREALIZED
CONTRACTS                ISSUE                   DATE       FACE VALUE   APPRECIATION
---------   -------------------------------   ----------   -----------   ------------
    90      S&P 500 Financial Futures Index   March 2007   $32,108,805      $30,195

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock S&P 500 Index V.I. Fund Inc., (the "Fund") (formerly Mercury Index 500 V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (formerly FAM Variable Series Funds, Inc.) as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 26, 2007

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment Companies
           - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -   Certifications - Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Variable Series Funds, Inc.

Date: February 20, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Variable Series Funds, Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Variable Series Funds, Inc.

Date: February 20, 2007